Registration No. 333-116220
811-02091

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

REGISTRATION UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 9	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No.	☐
Principal Life Insurance Company Separate Account B
(Exact Name of Registrant)
Principal Life Insurance Company
(Name of Depositor)
The Principal Financial Group
Des Moines, Iowa 50392
1-515-248-3842
(Address of Depositor’s Principal Executive Offices)
(Depositor’s Telephone Number, including Area Code)
Sarah Pitts
Principal Life Insurance Company
The Principal Financial Group
Des Moines, Iowa 50392-0300
1-515-248-3259
(Name and Address of Agent for Service)
Please send copies of all communications to:
John W. Blouch, Esq.
Dykema Gossett PLLC
Franklin Square, Suite 300 West
1300 I Street, N.W.
Washington, DC 20005-3306
Principal Investment Plus Variable AnnuitySM Contract
(Title of Securities Being Registered)
It is proposed that this filing will become effective (check appropriate box):
☑ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for previously filed post-effective amendment.
No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITYSM
Prospectus dated May 1, 2008
This prospectus describes Principal Investment Plus Variable Annuity, an individual, flexible premium, deferred variable annuity (the “Contract”), issued by Principal Life Insurance Company (“the Company”, “we”, “us” or “our”).
This prospectus provides information about the Contract and the Principal Life Insurance Company Separate Account B (“Separate Account”) that you, as owner, should know before investing. The prospectus should be read and retained for future reference. Additional information about the Contract and the Separate Account is included in the Statement of Additional Information (“SAI”), dated May 1, 2008, which has been filed with the Securities and Exchange Commission (the “SEC”) and is considered a part of this prospectus. The table of contents of the SAI is at the end of this prospectus. You may obtain a free copy of the SAI by writing or telephoning: Principal Investment Plus Variable Annuitysm, Principal Financial Group, P. O. Box 9382, Des Moines, Iowa 50306-9382, Telephone:1-800-852-4450. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC.
An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.
You generally may allocate your investment in the Contract among the following investment options: dollar cost averaging fixed accounts (“DCA Plus Accounts”), a Fixed Account and the divisions of the Separate Account. The DCA Plus Accounts and the Fixed Account are a part of our General Account. Each division of the Separate Account invests in shares of a corresponding mutual fund (the “underlying mutual funds”). A list of the underlying mutual funds available under the Contract are listed on the next page.
Your accumulated value will vary according to the investment performance of the underlying mutual funds in which your selected division(s) are invested. We do not guarantee the investment performance of the underlying mutual funds.
The Contract, certain Contract features and/or some of the investment options may not be available in all states or through all broker dealers. In addition, some optional features may restrict your ability to elect certain other optional features.
The Contract is available with or without the Premium Payment Credit Rider. This rider applies credits to the accumulated value for premium payments made in contract year one. The amount of the credit may be more than offset by the additional charges associated with it (higher surrender charges, a longer surrender charge period and increased annual expenses). A Contract without this rider will cost less. You should review your own circumstances to determine whether this rider is suitable for you. To assist you in making that determination, we have highlighted in grey boxes those portions of this prospectus pertaining to the rider.

NOTE:	We recapture the premium payment credit if you return the Contract during the examination offer period or request full annuitization of the Contract prior to the third contract anniversary. You take the risk that the recaptured amount may exceed the then current value of the credit(s). This risk occurs when your investment options have experienced negative investment performance (i.e., have lost value) since the credit was applied. In that situation, you would be worse off than if you had not purchased the credit option.
Subject to state availability, if your Contract is purchased on or after May 20, 2006 you have the right to partially annuitize a portion of your accumulated value.
These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This prospectus is valid only when accompanied by the current prospectuses for the underlying mutual funds. These prospectuses should be kept for future reference. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Contract in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.
The underlying mutual funds are listed on the next page.

The following underlying mutual funds are available under the Contract(1):

AIM Variable Insurance Funds–Series I
•	AIM V.I. Basic Value Fund

•	AIM V.I. International Growth Fund

•	AIM V.I. Small Cap Equity Fund
AllianceBernstein Variable Products Series Fund – Class A
•	AllianceBernstein Small Cap Growth Portfolio
American Century Variable Portfolios II, Inc. – Class II
•	Inflation Protection Fund
American Century Variable Portfolios, Inc.
•	Ultra Fund – Class II

•	Vista Fund – Class I
Dreyfus Investment Portfolios – Service Shares
•	Technology Growth Portfolio
Fidelity Variable Insurance Products – Service Class 2
•	Contrafund® Portfolio

•	Equity-Income Portfolio

•	Growth Portfolio

•	Mid Cap Portfolio

•	Overseas Portfolio
Goldman Sachs Variable Insurance Trust – Service Class 1
•	Structured Small Cap Equity Fund

•	MidCap Value Fund
Lehman Brothers Asset Management, LLC – S Class
•	Lehman Brothers High Income Bond Portfolio
Neuberger Berman Advisers Management Trust
•	Fasciano Portfolio – S Class

•	Partners Portfolio – I Class

•	Socially Responsive Portfolio – I Class
Principal Variable Contracts Funds(2) – Class 1
•	Asset Allocation Account

•	Bond & Mortgage Securities Account(3)

•	Diversified International Account

•	Equity Income Account(4)

•	Government & High Quality Bond Account
Principal Variable Contracts Fund – Class 1 (cont.)
•	International Emerging Markets Account

•	International SmallCap Account

•	LargeCap Blend II Account(5)

•	LargeCap Growth Account(6)

•	LargeCap Growth I Account(7)

•	LargeCap S&P 500 Index Account(8)

•	LargeCap Value Account(9)

•	LargeCap Value II Account(10)

•	LargeCap Value III Account(11)

•	MidCap Blend Account(12)

•	MidCap Growth I Account(13)

•	MidCap Value II Account(14)

•	Money Market Account

•	Principal LifeTime 2010 Account

•	Principal LifeTime 2020 Account

•	Principal LifeTime 2030 Account

•	Principal LifeTime 2040 Account

•	Principal LifeTime 2050 Account

•	Principal LifeTime Strategic Income Account

•	Real Estate Securities Account

•	Short-Term Bond Account

•	SmallCap Growth II Account (15)

•	SmallCap Value I Account (16)

•	Strategic Asset Management Balanced Account Portfolio

•	Strategic Asset Management Conservative Balanced Portfolio

•	Strategic Asset Management Conservative Growth Portfolio

•	Strategic Asset Management Flexible Income Portfolio

•	Strategic Asset Management Strategic Growth Portfolio

•	West Cost Equity Account
T.Rowe Price Equity Series, Inc.
•	T.Rowe Price Blue Chip Growth Portfolio – II

•	T.Rowe Price Health Sciences Portfolio – II

(1)	If you elect a GMWB rider, your investment options for premium payments and accumulated value will be restricted (for restrictions see OPTIONAL RIDER BENEFITS — GMWB Riders).

(2)	Effective May 17, 2008, Principal Variable Contracts Fund, Inc. changed its name to Principal Variable Contracts Funds, Inc.

(3)	Effective May 17, 2008, the Bond Account changed its name to Bond & Mortgage Securities Account.

(4)	Effective May 17, 2008, the Equity Income I Account changed its name to Equity Income Account.

(5)	Effective May 17, 2008, the LargeCap Blend Account changed its name to LargeCap Blend II Account.

(6)	Effective May 17, 2008, the Growth Account changed its name to LargeCap Growth Account.

(7)	Effective May 17, 2008, the Equity Growth Account changed its name to LargeCap Growth I Account.

(8)	Effective May 17, 2008, the LargeCap Stock Index Account changed its name to LargeCap S&P 500 Index Account.

(9)	Effective May 17, 2008, the Capital Value Account changed its name to LargeCap Value Account.

(10)	Effective May 17, 2008, the Equity Value Account changed its name to LargeCap Value II Account.

(11)	Effective May 17, 2008, the LargeCap Value Account changed its name to LargeCap Value III Account.

(12)	Effective May 17, 2008, the MidCap Account changed its name to MidCap Blend I Account.

(13)	Effective May 17, 2008, the MidCap Growth Account changed its name to MidCap Growth I Account.

(14)	Effective May 17, 2008, the MidCap Value Account changed its name to MidCap Value II Account.

(15)	Effective May 17, 2008, the SmallCap Growth Account changed its name to SmallCap Growth II Account.

(16)	Effective May 17, 2008, the SmallCap Value Account changed its name to SmallCap Value I Account.

GLOSSARY
accumulated value — an amount equal to the DCA Plus Account(s) accumulated value plus the Fixed Account accumulated value plus the Separate Account division accumulated value.
anniversary — the same date and month of each year following the contract date.
annuitant — the person, including any joint annuitant, on whose life the annuity benefit payment is based. This person may or may not be the owner.
annuitization — application of a portion or all of the accumulated value to an annuity benefit payment option to make income payments.
annuitization date — the date all of the owner’s accumulated value is applied to an annuity benefit payment option.
contract date — the date that the Contract is issued and which is used to determine contract years.
contract year — the one-year period beginning on the contract date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary (e.g. If the contract date is June 5, 2006, the first contract year ends on June 4, 2007, and the first contract anniversary falls on June 5, 2007.).
data page — that portion of the Contract which contains the following: owner and annuitant data (names, gender, annuitant age); the contract issue date; maximum annuitization date; contract charges and limits; benefits; and a summary of any optional benefits chosen by the contract owner.
Dollar Cost Averaging Plus (DCA Plus) Account — an account which earns guaranteed interest for a specific amount of time.
Dollar Cost Averaging Plus (DCA Plus) accumulated value — the amount of your accumulated value which is in the DCA Plus Account(s).
Dollar Cost Averaging Plus (DCA Plus) Program — a program through which premium payments are transferred from a DCA Plus Account to the investment options over a specified period of time.
Fixed Account — an account which earns guaranteed interest.
Fixed Account accumulated value — the amount of your accumulated value which is in the Fixed Account.
good order — an instruction or request is in good order when it is received in our home office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
investment options — the DCA Plus Accounts, Fixed Account and Separate Account divisions.
joint annuitant — an annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the annuitant means the death of the first annuitant to die.
joint owner — an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Any reference to the death of the owner means the death of the first owner to die.
non-qualified contract — a Contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.
notice — any form of communication received by us, at the home office, either in writing or in another form approved by us in advance.
Your notices may be mailed to us at:
Principal Life Insurance Company
P O Box 9382
Des Moines, Iowa 50306-9382

5

owner — the person, including joint owner, who owns all the rights and privileges of this Contract.
premium payments — the gross amount you contributed to the Contract.
qualified plans — retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code.
Separate Account Division (divisions(s)) — a part of the Separate Account which invests in shares of an underlying mutual fund. (Referred to in the marketing materials as “sub-accounts.”)
Separate Account division accumulated value — the amount of your accumulated value in all divisions.
surrender charge — the charge deducted upon certain partial surrenders or total surrender of the Contract before the annuitization date.
surrender value — accumulated value less any applicable surrender charge, rider fee, annual fee, transaction fee and any premium or other taxes.
transfer — moving all or a portion of your accumulated value to or among one investment option or another. Simultaneous transfers are considered to be one transfer for purposes of calculating the transfer fee, if any.
underlying mutual fund — a registered open-end investment company, or a separate division or portfolio thereof, in which a division invests.
unit — the accounting measure used to calculate the value of a division.
unit value — a measure used to determine the value of an investment in a division.
valuation date — each day the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
valuation period — the period of time from one determination of the value of a unit of a division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. E.T., on each valuation date and ends at the close of normal trading of the NYSE on the next valuation date.
we, us, our - Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.
you, your — the owner of this Contract, including any joint owner.

6

SUMMARY OF EXPENSE INFORMATION
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or transfer cash value between investment options. The expenses for a Contract with the Premium Payment Credit Rider are higher than the expenses for the Contract without the Premium Payment Credit Rider.
Contract Owner Transaction Expenses(1)

Sales charge imposed on premium payments (as a percentage of premium payments)	• None
Maximum deferred surrender charge for Contracts without the Premium Payment Credit Rider (as a percentage of amount surrendered)(2)	• 6%
Maximum deferred surrender charge for Contracts with the Premium Payment Credit Rider (as a percentage of amount surrendered)(3)	• 8%
Transaction Fees for each unscheduled partial surrender
• guaranteed maximum	• the lesser of $25 or 2% of each unscheduled partial surrender after the 12 th unscheduled partial surrender in a contract year

• current	• 0
Transaction Fee(4) for each unscheduled transfer
• guaranteed maximum	• the lesser of $30 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year

• current	• 0
State Premium Taxes (vary by state)
• guaranteed maximum	• 3.5% of premiums paid

• current	• 0
The next table describes the fees and expenses that are deducted periodically during the time that you own the Contract, not including underlying mutual fund fees and expenses.
Periodic Expenses

Annual Fee (waived for Contracts with accumulated value of $30,000 or more)	• the lesser of $30 or 2.00% of the accumulated value
Separate Account Annual Expenses (as a percentage of average daily separate account accumulated value)
• maximum
Mortality and Expense Risks Charge	1.25%
Administration Charge	0.15%

Total Separate Account Annual Expense	1.40%

• current
Mortality and Expense Risks Charge	1.25%
Administration Charge	0.00%

Total Separate Account Annual Expense	1.25%
Optional Riders(5)
Premium Payment Credit Rider
•	maximum	•	an annual charge of 0.60% of the average daily accumulated value in the Separate Account divisions, deducted daily, plus a reduction of up to 0.60% of the Fixed Account interest rate

•	current	•	an annual charge of 0.60% of the average daily accumulated value in the divisions, deducted daily (with no reduction of the Fixed Account interest rate)

7

Periodic Expenses

Enhanced Death Benefit Rider(as a percentage of average quarterly accumulated value)
• maximum annual charge	•	0.30%

• current annual charge	•	0.25%

GMWB 1 Rider (as a percentage of average quarterly Investment Back remaining withdrawal benefit base(6))
• Maximum annual charge	•	0.85%

• Current annual charge	•	0.60%

GMWB 2-SL Rider (as a percentage of average quarterly Investment Back withdrawal benefit base(7))
• Maximum annual charge	•	1.00%

• Current annual charge	•	0.75%

GMWB 2 -SL/JL Rider (as a percentage of average quarterly Investment Back withdrawal benefit base(7))
• Maximum annual charge	•	1.00%

• Current annual charge	•	0.75%
The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the contract. More detail concerning the fees and expenses of each underlying mutual fund is contained in its prospectus.

Minimum and Maximum Annual Underlying
Mutual Fund Operating Expenses as of
December 31, 2007	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.26%	1.42%

(1)	For additional information about the fees and expenses described in the table, see CHARGES AND DEDUCTIONS.

(2)	Surrender charge without the Premium Payment Credit Rider (as a percentage of amounts surrendered):

Table of surrender charges without the Premium Payment Credit Rider
Number of completed contract years since	Surrender charge applied to all premium
each premium payment was made	payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%

(3)	Surrender charge with the Premium Payment Credit Rider (as a percentage of amounts surrendered):

8

Table of surrender charges with the Premium Payment Credit Rider
Number of completed contract years since	Surrender charge applied to all premium
each premium payment was made	payments received in that contract year
0 (year of premium payment)	8%
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	1%
9 and later	0%

(4)	Please note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators which require us to collect additional transfer fees and/or impose restrictions on transfers.

(5)	Not all riders are available in all states or through all broker dealers and may be subject to additional restrictions. Some rider provisions may vary from state to state.

(6)	The GMWB 1 rider charge is taken quarterly at a maximum of 0.2125% (0.15% current charge) of the average quarterly Investment Back remaining withdrawal benefit base. The Investment Back remaining withdrawal benefit base is the amount available for future withdrawal benefit payments (see RIDER BENEFITS — GMWB Riders, Investment Protector Plus Rider).

(7)	The GMWB 2-SL and the GMWB 2-SL/JL rider charges are taken quarterly at a maximum of 0.25% (0.1875% current charge) of the average quarterly Investment Back withdrawal benefit base. The Investment Back withdrawal benefit base is the amount on which the withdrawal benefit payment is based and is calculated on each Contract anniversary (see RIDER BENEFITS - GMWB Riders, Investment Protector Plus 2 Rider).
The following table shows the annual fees and expenses charged by each underlying mutual fund (as a percentage of average net assets) as discussed in each fund’s current prospectus for the fiscal year ended December 31, 2007. If you elect a GMWB rider, your investment options for premium payments and accumulated value will be restricted (for restrictions see OPTIONAL RIDER BENEFITS — GMWB Riders)

					Acquired
					Fund
					(“Underlying
					Fund”)
	Management		12b-1	Other	Fees and	Total Gross	Contractual
Underlying Mutual Funds	Fees		Fees[1]	Expenses	Expenses	Expenses[2]	Net Expenses
AIM V.I. Basic Value Fund — Series I Shares	0.67%[3]		N/A	0.29%	0.00%	0.96%[4]	0.96%
AIM V.I. International Growth Fund — Series I Shares	0.71		N/A	0.36	0.01	1.08 [4]	1.07
AIM V.I. Small Cap Equity Fund[5] - Series I Shares	0.75		N/A	0.37	0.01	1.13[6]	1.13
AllianceBernstein VPS Small Cap Growth Portfolio — Class A	0.75		N/A	0.45		1.20	1.20
American Century VP Inflation Protection Fund — Class II	0.49		0.25%	0.01	N/A	0.75
American Century VP Ultra Fund — Class II	0.9		0.25			1.15
American Century VP Vista Fund — Class I	1.00					1.00
Dreyfus IP Technology Growth Portfolio — Service Shares	0.75		0.25	0.09	0.01	1.10
Fidelity VIP II Contrafund Portfolio — Service Class 2	0.56		0.25	0.09		0.90[7]	0.89
Fidelity VIP Equity-Income Portfolio — Service Class 2	0.46		0.25	0.09		0.80	0.80
Fidelity VIP Growth Portfolio — Service Class 2	0.56		0.25	0.09		0.90 [7]	0.89
Fidelity VIP Mid Cap Portfolio — Service Class 2	0.56		0.25	0.10		0.91 [7]	0.90
Fidelity VIP Overseas Portfolio — Service Class 2	0.71		0.25	0.14		1.10 [7]	1.07
Goldman Sachs VIT Structured Small Cap Equity Fund - Institutional Class	0.73[8]		N/A	0.19		0.92
Goldman Sachs VIT Structured Mid Cap Value Fund — Institutional Class	0.8	[8]	N/A	0.07		0.87	0.80
Lehman Brothers High Income Bond Portfolio[9] — S Class	0.78	[10]	0.25	1.24		2.27	1.12
Neuberger Berman AMT Fasciano Portfolio — S Class	1.15	[10]	.25	0.49		1.89	1.42
Neuberger Berman AMT Partners Portfolio — I Class	0.83		NA	0..08		0.91	1.42
Neuberger Berman AMT Socially Responsive Portfolio — Class I	0.84	[10]	N/A	0.08		0.92	0.92
Principal VCF Asset Allocation Account — Class 1	0.80		N/A	0.02	0.03	0.85
Principal VCF Bond & Mortgage Securities Account — Class 1	0.41		N/A	0.01		0.42
Principal VCF Diversified International Account — Class 1	0.81		N/A	0.09		0.90
Principal VCF Equity Income Account — Class 1	0.49		N/A	0.00		0.49
Principal VCF Government & High Quality Bond Account — Class 1	0.45		N/A	0.00		0.45

9

				Acquired
				Fund
				(“Underlying
				Fund”)
	Management	12b-1	Other	Fees and	Total Gross	Contractual
Underlying Mutual Funds	Fees	Fees[1]	Expenses	Expenses	Expenses[2]	Net Expenses
Principal VCF International Emerging Markets — Class 1	1.25	N/A	0.16		1.41
Principal VCF International SmallCap Account — Class 1	1.17	N/A	0.09		1.26
Principal VCF LargeCap Blend II Account — Class 1	0.74	N/A	0.00		0.74
Principal VCF LargeCap Growth Account — Class 1	0.68	N/A	0.00		0.68
Principal VCF LargeCap Growth I Account — Class 1	0.75	N/A	0.00		0.75
Principal VCF LargeCap S&P 500 Index Account — Class 1	0.25	N/A	0.01		0.26
Principal VCF LargeCap Value Account - Class 1	0.59	N/A	0.01		0.60
Principal VCF LargeCap Value II Account — Class 1	0.85	N/A	0.06		0.91
Principal VCF LargeCap Value III Account — Class 1	0.75	N/A	0.00		0.75
Principal VCF MidCap Blend Account — Class 1	0.55	N/A	0.01		0.56
Principal VCF MidCap Growth I Account — Class 1	0.90	N/A	0.01		0.91
Principal VCF MidCap Value II Account — Class 1	1.05	N/A	0.01		1.06
Principal VCF Money Market Account — Class 1	0.46	N/A	0.01		0.47
Principal VCF Principal LifeTime 2010 Account — Class 1	0.12	N/A	0.01	0.63	0.76
Principal VCF Principal LifeTime 2020 Account — Class 1	0.12	N/A	0.00	0.68	0.80
Principal VCF Principal LifeTime 2030 Account — Class 1	0.12	N/A	0.01	0.71	0.84
Principal VCF Principal LifeTime 2040 Account — Class 1(11)	0.12	N/A	0.01	0.74	0.87
Principal VCF Principal LifeTime 2050 Account — Class 1(12)	0.12	N/A	0.01	0.76	0.89	0.88
Principal VCF Principal LifeTime Strategic Income Account - Class 1(13)	0.12	N/A	0.01	0.52	0.65
Principal VCF Real Estate Securities Account — Class 1	0.85	N/A	0.01		0.86
Principal VCF Short-Term Bond Account — Class 1	0.49	N/A	0.00		0.49
Principal VCF SmallCap Growth II Account — Class 1	0.99	N/A	0.02		1.01
Principal VCF SmallCap Value I Account — Class 1(14)	1.07	N/A	0.02	0.03	1.12	1.04
Principal VCF Strategic Asset Management Balanced Portfolio - Class 1	0.23	N/A	0.00	0.63	0.86
Principal VCF Strategic Asset Management Conservative Balanced Portfolio — Class 1	0.23	N/A	0.01	0.59	0.83
Principal VCF Strategic Asset Management Conservative Growth Portfolio — Class 1	0.23	N/A	0.00	0.67	0.90
Principal VCF Strategic Asset Management Flexible Income Portfolio — Class 1	0.23	N/A	0.01	0.54	0.78
Principal VCF Strategic Asset Management Strategic Growth Portfolio — Class 1	0.23	N/A	0.01	0.70	0.94
Principal VCF West Coast Equity Account — Class 1	0.62	N/A	0.01		0.63
T.Rowe Price Blue Chip Growth Portfolio — II	0.85	0.25			1.10
T.Rowe Price Health Sciences Portfolio — II	0.95	0.25			1.20

[1]	Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

[2]	The Company and Princor Financial Services Corporation may receive a portion of the underlying fund expenses for record keeping, marketing and distribution services.

[3]	Effective July 1, 2007, the Board of Trustees approved a reduced contractual advisory fee schedule for the Fund. Prior to such date, the Funds’ advisor had contractually agreed to waive advisory fees to the same reduced advisory fee schedule. For AIM V.I. Basic Value Fund and AIM V.I. Large Cap Growth Fund, the maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion). For AIM V.I Global Real Estate Fund, the maximum annual advisory fee rate ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion). Management Fees and Fee Waiver have been restated to reflect the new fee schedule.

[4]	The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009.

[5]	AIM V.I. Small Cap Growth merged into the Fund on May 1, 2007.

[6]	The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.15% of average daily net assets. This expenses limitation agreement is in effect through at least April 30, 2009.

[7]	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. These offsets may be discontinued at any time.

10

[8]	Goldman Sachs has voluntarily agreed to waive a portion of its management fee equal to 0.02% of the Fund’s average daily net assets. The Investment Adviser has entered into a fee reduction commitment for the Funds, which was implemented on a voluntary basis prior to April 28, 2006 and on a contractual basis as of April 28, 2006, to limit the management fee annual rate to 0.68% of the average daily net assets for the first $2 billion.

[9]	On May 1, 2007, Neuberger Berman AMT High Income Bond Portfolio re-branded to Lehman Brothers High Income Bond Portfolio.

[10]	Neuberger Berman Management Inc. (“NBMI”) has undertaken through December 31, 2011 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.10% of average daily net asset value of the Lehman Brothers High Income Bond Portfolio; 1.17% of the average daily net asset value of the Socially Responsive Portfolio; 1.40% of the average daily net asset value of the Fasciano Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its limitation.

[11]	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.13% for Class 1 shares.

[12]	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.12% for Class 1 shares.

[13]	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.14% for Class 1 shares.

[14]	Principal has contractually agreed to limit the Account’s expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 30, 2009. The expense limits will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.01% for Class 1 shares.

11

EXAMPLES
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, Separate Account annual expenses, and underlying mutual fund fees and expenses.
The example reflects the maximum charges imposed if you were to purchase the Contract with the GMWB 2 Rider, as well as the Premium Payment Credit Rider and the Enhanced Death Benefit Rider, which is the most expensive to purchase the Contract.
The example assumes:
•	a $10,000 investment in the Contract for the time periods indicated;
•	a 5% return each year;
•	an annual contract fee of $30 (expressed as a percentage of the average accumulated value);
•	the minimum and maximum annual underlying mutual fund operating expenses as of December 31, 2007 (without voluntary waivers of fees by the underlying funds, if any);

•	the GMWB 2-SL/JL rider was added to the Contract at issue;
•	the Premium Payment Credit Rider was added to the Contract at issue and the Premium Payment Credit Rider surrender charge schedule is applied; and
•	the Enhanced Death Benefit Rider was added to the Contract at issue.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown below:

									If you fully annuitize your contract
	If you surrender your contract at the				If you do not surrender your				at the end of the applicable time
	end of the applicable time period				contract				period
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Maximum Total Underlying Mutual Fund Operating Expenses (1.42%)	1,224	2,974	2,843	4,655	460	1,397	2,355	4,655	960	1,897	2,355	4,655
Minimum Total Underlying Mutual Fund Operating Expenses (0.26%)	1,115	1,748	2,286	3,575	341	1,048	1,786	3,575	841	1,548	1,786	3,575
SUMMARY
This prospectus describes an individual flexible premium deferred variable annuity offered by the Company. The Contract is designed to provide individuals with retirement benefits, including:
•	non-qualified retirement programs; and
•	Individual Retirement Annuities (“IRA”), Simplified Employee Pension plans (“SEPs”) and Savings Incentive Match Plan for Employees (“SIMPLE”) IRAs adopted according to Section 408 of the Internal Revenue Code (see FEDERAL TAX MATTERS — IRA, SEP and SIMPLE-IRA and Rollover IRAs). The Contract does not provide any additional tax deferral if you purchase it to fund an IRA or other investment vehicle that already provides tax deferral.
For information on how to purchase the Contract, please see THE CONTRACT — How to Buy a Contract.
This is a brief summary of the Contract’s features. More detailed information follows later in this prospectus.
INVESTMENT LIMITATIONS
•	Initial premium payment must be $5,000 or more for non-qualified contracts.
•	Initial premium payment must be $2,000 for all other contracts.
•	Each subsequent payment must be at least $500.
•	If you are a member of a retirement plan covering three or more persons and payments are made through an automatic investment program, the initial and subsequent premium payments for the Contract must average at least $100 and not be less than $50.
You may allocate your net premium payments to the investment options.

12

•	A complete list of the divisions may be found in TABLE OF SEPARATE ACCOUNT DIVISIONS. Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.
•	The investment options also include the Fixed Account and the DCA Plus Accounts.
TRANSFERS
During the accumulation period:
•	a dollar amount or percentage of transfer must be specified;
•	a transfer may occur on a scheduled or unscheduled basis;
•	transfers to the Fixed Account are not permitted if a transfer has been made from the Fixed Account to a division within six months; and
•	transfers into DCA Plus Accounts are not permitted.
During the annuity benefit payment period, transfers are not permitted (no transfers once payments have begun).
See THE CONTRACT — The Accumulation Period, Division Transfers and FIXED ACCOUNT AND DCA ACCOUNT - Fixed Account, Fixed Account Transfers, Total and Partial Surrenders for additional restrictions.
This section does not apply to transfers under the DCA Plus Program (see FIXED ACCOUNT AND DCA PLUS ACCOUNTS — Dollar Cost Averaging (DCA) Plus Program, Scheduled DCA Plus Transfers and Unscheduled DCA Plus Transfers).
SURRENDERS
During the accumulation period:
•	a dollar amount must be specified;
•	surrendered amounts may be subject to surrender charge;
-	for Contracts without the Premium Payment Credit Rider, the maximum surrender charge is 6% of the amount(s) surrendered.

-	for Contracts with the Premium Payment Credit Rider, the maximum surrender charge is 8% of the amount(s) surrendered.
•	total surrenders may be subject to an annual Contract fee;
•	during a contract year, partial surrenders less than the Contract’s earnings or 10% of premium payments are not subject to a surrender charge; and
•	surrenders before age 59 1/2 may involve an income tax penalty (see FEDERAL TAX MATTERS).
See THE CONTRACT — Surrenders and FIXED ACCOUNT AND DCA ACCOUNT — Fixed Account Fixed Account Transfers, Total and Partial Surrenders and DCA Plus Surrenders for additional information.
CHARGES AND DEDUCTIONS
•	There is no sales charge on premium payments.
•	A contingent deferred surrender charge is imposed on certain total or partial surrenders.
•	An annual mortality and expense risks charge equal to 1.25% of amounts in the Separate Account divisions is imposed daily.
•	The daily Separate Account administration charge currently is zero but we reserve the right to assess a charge not to exceed 0.15% of Separate Account division value(s) annually.
•	The optional riders are available at an additional charge (see CHARGES AND DEDUCTIONS - Charges for Optional Riders).
•	Contracts with an accumulated value of less than $30,000 are subject to an annual fee of the lesser of $30 or 2% of the accumulated value. Currently we do not charge the annual fee if your accumulated value is $30,000 or more. If you own more than one variable annuity contract with us, then all the contracts you own or jointly own may be aggregated on each contract’s anniversary, to determine if the $30,000 minimum has been met and whether that contract will be charged.
•	Certain states and local governments impose a premium tax. We reserve the right to deduct the amount of the tax from premium payments or accumulated values.
See CHARGES AND DEDUCTIONS for additional information.
ANNUITY BENEFIT PAYMENTS

13

•	You may choose from several fixed annuity benefit payment options which are described in THE CONTRACT — The Annuitization Period, Annuity Benefit Payment Options.
•	Payments are made to the owner (or beneficiary depending on the annuity benefit payment option selected). You should carefully consider the tax implications of each annuity benefit payment option (see THE CONTRACT — The Annuitization Period, Annuity Benefit Payment Options and FEDERAL TAX MATTERS).
DEATH BENEFIT
•	If the owner dies before the annuitization date, a death benefit is payable (see Death Benefit).
•	The death benefit may be paid as either a single payment or under an annuity benefit payment option (see Death Benefit).
•	If the annuitant dies after the annuitization date, payments will continue only as provided by the annuity benefit payment option in effect.
EXAMINATION OFFER PERIOD (FREE-LOOK)
You may return the Contract during the examination offer period, which is generally 10 days from the date you receive the Contract. The examination offer period may be longer in certain states.
•	The amount refunded will be a full refund of your accumulated value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds), unless state law requires otherwise.

•	The amount refunded may be more or less than the premium payments you’ve made.

•	We recapture the full amount of any premium payment credit or exchange credit.
See THE CONTRACT — Right to Examine the Contract (Free-Look) for additional information.
CORPORATE ORGANIZATION AND OPERATION
PRINCIPAL LIFE INSURANCE COMPANY
Principal Life Insurance Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. Our home office is located at: Principal Financial Group, Des Moines, Iowa 50392. We are a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.
On June 24, 1879, we were incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. We became a legal reserve life insurance company and changed our name to Bankers Life Company in 1911. In 1986, we changed our name to Principal Mutual Life Insurance Company. In 1998, we became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in our current organizational structure.
PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B
The Separate Account was established under Iowa law on January 12, 1970 and was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account. We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
The Separate Account is not affected by the rate of return of our general account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Obligations arising from the Contract, including the promise to make annuity benefit payments, are general corporate obligations of Principal. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of our other businesses.
The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. Divisions may also be eliminated from the Separate Account following SEC approval.

14

THE UNDERLYING MUTUAL FUNDS
The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account. A full description of the underlying mutual funds, the investment objectives, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information (“SAI”). You may request additional copies of these documents without charge from your registered representative or by calling us at 1-800-852-4450.
We purchase and sell shares of the underlying mutual fund for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.
The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly traded mutual fund.
The Table of Separate Account Divisions later in this prospectus contains a brief summary of the investment objectives of, the advisor and, if applicable, sub-advisor for, each division.
Deletion or Substitution of Divisions
We reserve the right to make certain changes if, in our judgment, they best serve your interests or are appropriate in carrying out the purpose of the Contract. Any changes are made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes we may make include:
•	transfer assets from one division to another division;
•	add, combine or eliminate divisions; or
•	substitute the shares of a division for shares in another division:
–	if shares of a division are no longer available for investment; or
–	if in our judgment, investment in a division becomes inappropriate considering the purposes of the division.
If we eliminate or combine existing divisions or transfer assets from one division to another, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have an interest in the affected division(s).
Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of owners.
We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions.
We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of accumulated contract value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying fund shares you may instruct us to vote as of the record date established by the mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.
NOTE: Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.

15

THE CONTRACT
The Principal Investment Plus Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the divisions) rather than the Company. The Separate Account division accumulated value under a variable annuity is not guaranteed and varies with the investment performance of the underlying mutual funds.
Based on your investment objectives, you direct the allocation of premium payments and accumulated values. There can be no assurance that your investment objectives will be achieved.
The following descriptions are based on provisions of the Contract offered by this prospectus. You should refer to the actual Contract and the terms and limitations of any qualified plan which is to be funded by the Contract. Qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted by the Contract.
HOW TO BUY A CONTRACT
If you want to buy a Contract, you must submit an application and make an initial premium payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial premium payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable, the Contract is issued. If the completed application is received in good order, the initial premium payment is credited within two valuation days after the later of receipt of the application or receipt of the initial premium payment at our home office. If the initial premium payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the premium payment until we receive the information necessary to issue the Contract.
The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered.
Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.
PREMIUM PAYMENTS
•	The initial premium payment must be at least $5,000 for non-qualified retirement programs.
•	All other initial premium payments must be at least $2,000.
•	If you are making premium payments through a payroll deduction plan or through a bank (or similar financial institution) account under an automated investment program, your initial and subsequent premium payments must be at least $100.
•	All premium payments are subject to a surrender charge period that begins in the contract year each premium payment is received.
•	Subsequent premium payments must be at least $500 and can be made until the annuitization date.
•	Payments are to be made via personal or financial institution check (for example, a bank or cashier’s check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers checks, credit card checks, and foreign checks.
•	If you are a member of a retirement plan covering three or more persons, the initial and subsequent premium payments for the Contract must average at least $100 and cannot be less than $50.
•	The total of all premium payments may not be greater than $2,000,000 without our prior approval.
•	The State of Washington does not allow premium payments to be made after the first contract year on Contracts issued in Washington with the Premium Payment Credit rider attached.
Premium Payment Credit
Subject to availability, we will apply a credit for premium payments made during your first contract year to your accumulated value if you elect the Premium Payment Credit Rider. See RIDER BENEFITS — Premium Payment Credit Rider for more information.

16

Exchange Credit
If you own a fixed deferred annuity issued by us and are no longer subject to surrender charges, you may transfer the accumulated value, without charge, to the Contract described in this prospectus. We will add 1% of the fixed annuity contract’s surrender value at the time of exchange to this Contract’s accumulated value. There is no charge or cost to you for this exchange credit.
This exchange credit is allocated among the Contract’s investment options in the same ratio as your allocation of premium payments. The credit is treated as earnings. We recover the 1% exchange credit if you exercise your right to return the Contract during the examination offer period (see Right to Examine the Contract (Free Look) below).
NOTE 1: The exchange will not be suitable for you if you do not want to accept market risk. Fixed deferred annuities provide a fixed rate of accumulation. This Contract provides Separate Account divisions. The value of this Contract will increase or decrease depending on the investment performance of the Separate Account divisions you select.
NOTE 2: The charges and provisions of a fixed annuity contract and this Contract differ. The charges for this Contract are typically higher than charges for a fixed annuity and will increase further if you elect the Premium Payment Credit Rider, a GMWB rider or other optional rider. In some instances, your existing fixed annuity contract may have benefits that you are not available under this Contract.
NOTE 3: This exchange credit may not be available in all states. In addition, we reserve the right to change or discontinue the exchange credit. You may obtain more specific information regarding the exchange credit from your registered representative or by calling us at 1-800-852-4450.
RIGHT TO EXAMINE THE CONTRACT (FREE LOOK)
It is important to us that you are satisfied with the purchase of your Contract. Under state law, you have the right to return the Contract for any reason during the examination offer period (a “free look”). The examination offer period is the later of 10 days after the Contract is delivered to you, or such later date as specified by applicable state law.
Although we currently allocate your initial premium payments to the investment options you have selected, we reserve the right to allocate initial premium payments to the Money Market Division during the examination offer period. In addition, we are required to allocate initial premium payments to the Money Market Division if the contract is issued in California and the owner is age 60 or older. After the examination offer period expires, your accumulated value will be converted into units of the divisions according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.
To return a Contract, you must send it and a written request to us before the close of business on the last day of the examination offer period. If you send the request (properly addressed and postage prepaid) in good order to the home office, the date of the postmark is used to determine if the examination offer period has expired.
If you properly exercise your free look, we will rescind the Contract and we will pay you a refund of your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending on the state in which the Contract was issued, any applicable fees and charges. The amount returned to you may be higher or lower than the premium payment(s) applied during the examination offer period. Some states require us to return to you the amount of your premium payment(s) in which case, we will return the greater of your premium payments or your current accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.
Please note that we recapture the premium payment credit if you decide to return the Contract during the examination offer period. We recover the full amount of the premium payment credit and you could receive less than your initial premium payment.
If you are purchasing this Contract to fund an IRA, SIMPLE-IRA, or SEP-IRA and you return it on or before the seventh day of the examination offer period, we will return the greater of:
•	the total premium payment(s) made; or
•	your accumulated value plus any premium tax charge deducted, less any applicable federal and state income tax withholding and depending upon the state in which the Contract was issued, any applicable fees and charges.

17

You may obtain more specific information regarding the free look from your registered representative or by calling us at 1-800-852-4450.
THE ACCUMULATION PERIOD
The Value of Your Contract
The accumulated value of your Contract is the total of the Separate Account division accumulated value plus the DCA Plus Account(s) accumulated value plus the Fixed Account accumulated value. The DCA Plus Accounts and Fixed Account are described in the section titled FIXED ACCOUNT AND DCA PLUS ACCOUNTS.
There is no guaranteed minimum Separate Account division accumulated value. The value reflects the investment experience of the divisions that you choose and also reflects your premium payments, partial surrenders, surrender charges, partial annuitizations and the Contract expenses deducted from the Separate Account.
The Separate Account division accumulated value changes from day to day. To the extent the accumulated value is allocated to the Separate Account, you bear the investment risk. At the end of any valuation period, your Contract’s value in a division is:
•	the number of units you have in a division multiplied by
•	the value of a unit in the division.
The number of units is equal to the total units purchased by allocations to the division from:
•	your initial premium payment;
•	subsequent premium payments;
•	your exchange credit;
•	premium payment credits; and
•	transfers from another investment option.
minus units sold:
•	for partial surrenders and/or partial annuitizations from the division;
•	as part of a transfer to another division or the Fixed Account; and
•	to pay contract charges and fees.
Unit values are calculated each valuation date at the close of normal trading of the NYSE. To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.
The net investment factor measures the performance of each division. The net investment factor for a valuation period is [(a. plus b.) divided by (c)] minus d. where:
a.	is the share price (net asset value) of the underlying mutual fund at the end of the valuation period;
b.	is the per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period;
c.	is the share price (net asset value) of the underlying mutual fund at the end of the previous valuation period; and
d. are the total Separate Account annual expenses.
*	When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.
The Separate Account charges are calculated by dividing the annual amount of the charge by 365 and multiplying by the number of days in the valuation period.
Premium Payments
•	On your application, you direct your premium payments to be allocated to the investment options.
•	Allocations may be in percentages.
•	Percentages must be in whole numbers and total 100%.
•	Subsequent premium payments are allocated according to your then current allocation instructions.
•	Changes to the allocation instructions are made without charge.
–	A change is effective on the next valuation period after we receive your new instructions in good order.
–	You can change the current allocations and future allocation instructions by:
•	mailing your instructions to us;

•	calling us at 1-800-852-4450 (if telephone privileges apply);

18

•	faxing your instructions to us at 1-866-894-2087; or

•	visiting www.principal.com.
•	Changes to premium payment allocations do not automatically result in the transfer of any existing investment option accumulated values. You must provide specific instructions to transfer existing accumulated values.
•	Premium payments are credited on the basis of the unit value next determined after we receive a premium payment.
•	If no premium payments are made during two consecutive calendar years and the accumulated value is less than $2,000, we reserve the right to terminate the Contract (see GENERAL INFORMATION — Reservation of Rights).
Division Transfers
•	You may request an unscheduled transfer or set up a scheduled transfer by
–	mailing your instructions to us;

–	calling us at 1-800-852-4450 (if telephone privileges apply);

–	faxing your instructions to us at 1-866-894-2087; or

–	visiting www.principal.com.
•	You must specify the dollar amount or percentage to transfer from each division.
•	The minimum transfer amount is the lesser of $100 or the value of your division.
•	In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple contracts for which he or she is not the owner.
You may not make a transfer to the Fixed Account if:
•	a transfer has been made from the Fixed Account to a division within six months; or
•	following the transfer, the Fixed Account value would be greater than $1,000,000.
Unscheduled Transfers
You may make unscheduled division transfers from a division to another division or to the Fixed Account.
•	Transfers are not permitted into DCA Plus Accounts.
•	The transfer is made, and the values are determined, as of the end of the valuation period in which we receive your request.
•	We reserve the right to impose a fee of the lesser of $30 or 2% of the amount transferred on each unscheduled transfer after the first in a contract year.
Limitations on Unscheduled Transfers. We reserve the right to reject excessive exchanges or purchases if the trade would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners. These modifications could include, but not be limited to:
•	requiring a minimum time period between each transfer;

•	imposing a transfer fee;

•	limiting the dollar amount that an owner may transfer at any one time; or

•	not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner.
Scheduled Transfers (Dollar Cost Averaging)
•	You may elect to have transfers made on a scheduled basis.
•	There is no charge for scheduled transfers and no charge for participating in the scheduled transfer program.
•	You must specify the dollar amount of the transfer.
•	You select the transfer date (other than the 29th, 30th or 31st) and the transfer period (monthly, quarterly, semi-annually or annually).
•	If the selected date is not a valuation date, the transfer is completed on the next valuation date.
•	Transfers are not permitted into DCA Plus Accounts.
•	If you want to stop a scheduled transfer, you must provide us notice prior to the date of the scheduled transfer.
•	Transfers continue until your value in the division is zero or we receive notice to stop the transfers.
•	We reserve the right to limit the number of divisions from which simultaneous transfers are made. In no event will it ever be less than two.
Scheduled transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends and is not guaranteed.
Example:

19

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$25.00	4
June	$100	$20.00	5

Total	$600	$120.00	33
In the example above, the average share price is $20.00 [total of share prices ($120.00) divided by number of purchases (6)]. The average share cost is $18.18 [amount invested ($600.00) divided by number of shares purchased (33)].
AUTOMATIC PORTFOLIO REBALANCING (APR)
•	APR allows you to maintain a specific percentage of your Separate Account division accumulated value in specified divisions over time.
•	You may elect APR at any time after the examination offer period has expired.
•	APR is not available for values in the Fixed Account or the DCA Plus Accounts.
•	APR is not available if you have arranged scheduled transfers from the same division.
•	There is no charge for APR transfers and no charge for participating in the APR program.
•	APR will be done on the frequency you specify:
–	quarterly (on a calendar year or contract year basis); or

–	semiannually or annually (on a contract year basis).
•	You may rebalance by
–	completing and mailing a form to us,

–	calling us at 1-800-852-4450 (if telephone privileges apply);

–	faxing your instructions to us at 1-866-894-2087; or

–	visiting www.principal.com.
•	Divisions are rebalanced at the end of the next valuation period following your request.
Example: You elect APR to maintain your Separate Account division accumulated value with 50% in the LargeCap Value Division and 50% in the Bond & Mortgage Securities Division. At the end of the specified period, 60% of the values are in the LargeCap Value Division, with the remaining 40% in the Bond & Mortgage Securities Division. By rebalancing, units from the LargeCap Value Division are sold and applied to the Bond & Mortgage Securities Division so that 50% of the Separate Account division accumulated value is once again in each division.
TELEPHONE AND INTERNET (ELECTRONIC) SERVICES
If you elect telephone services or you elect internet (electronic) services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:
•	make premium payment allocation changes;
•	set up DCA scheduled transfers;
•	make transfers; and
•	make changes to APR.
Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (name, address, security phrase, password, daytime telephone number, or birth date) and sending written confirmation to your address of record.
Instructions received via our telephone services and/or the internet are binding on both owners if the Contract is jointly owned.

20

If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the owner.
We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. Whenever reasonably feasible, we will provide you with prior notice (by mail or by email, if previously authorized by you) if we modify or terminate telephone service or internet transaction procedures. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all Contract owners in a non-discriminatory fashion.
Telephone Services
Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written notice. You may also elect telephone authorization for your registered representative by providing us written notice.
If you elect telephone privileges, instructions
•	may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and 5 p.m. Eastern Time on any day that the NYSE is open).
•	that are in good order and received by us before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time) will be effective the day they are · received.
•	that are in good order and received by us when we are not open for business and/or after the NYSE closes will be effective the next valuation day.
•	that are not in good order when received by us will be effective the next valuation day that we receive good order instructions.
Internet
Internet services are available to you if you register for a secure login on the Principal Financial Group web site, www.principal.com. You may also elect internet authorization for your registered representative by providing us written notice.
If you register for internet privileges, instructions
•	that are in good order and received by us before the close of normal trading of the NYSE (generally 4:00 p.m. Eastern Time) will be effective the day they are · received.
•	that are in good order and received by us when we are not open for business and/or after the NYSE closes will be effective the next valuation day.
•	that are not in good order when received by us will be effective the next valuation day that we receive good order instructions.
SURRENDERS
You may surrender your Contract by providing us notice. Surrender requests may be sent to us at:
Principal Life Insurance Company
P O Box 9382
Des Moines, Iowa 50306-9382
Surrenders result in the cancellation of units and your receipt of the value of the canceled unit minus any applicable surrender charge and fee. The values are determined as of the end of the valuation period in which we receive your request. Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see Delay of Payments). Surrenders before age 59 1/2 may involve an income tax penalty (see FEDERAL TAX MATTERS).
You may specify surrender allocation percentages with each partial surrender request. If you do not provide us with specific percentages, we will use your premium payment allocation percentages for the partial surrender. Surrenders may be subject to a surrender charge (see CHARGES AND DEDUCTIONS — Surrender Charge).
Total Surrender
•	You may surrender the Contract at any time before the annuitization date.
•	You receive the cash surrender value at the end of the valuation period during which we receive your surrender request.

21

•	The cash surrender value is your accumulated value minus any applicable surrender charges and fee(s) (contract fee and/or prorated share of the charge(s) for optional rider(s)).
•	The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.
•	We reserve the right to require you to return the Contract.
Unscheduled Partial Surrender
•	Prior to the annuitization date, you may surrender a part of your accumulated value.
•	You must specify the dollar amount of the surrender (which must be at least $100).
•	The surrender is effective at the end of the valuation period during which we receive your written request for surrender.
•	The surrender is deducted from your investment options according to your surrender allocation percentages.
•	If surrender allocation percentages are not specified, we use your premium payment allocation percentages.
•	We surrender units from your investment options to equal the dollar amount of the surrender request plus any applicable surrender charge and transaction fee, if any.
•	The accumulated value after the unscheduled partial surrender must be equal to or greater than $5,000 (we reserve the right to change the minimum remaining accumulated value but it will not be greater than $10,000).
Scheduled Partial Surrender
•	You may elect partial surrenders from any of your investment options on a scheduled basis.
•	Your accumulated value must be at least $5,000 when the scheduled surrenders begin.
•	You may specify monthly, quarterly, semi-annually or annually and choose a surrender date (other than the 29th, 30th or 31st).
•	If the selected date is not a valuation date, the surrender is completed on the next valuation date.
•	We surrender units from your investment options to equal the dollar amount of the surrender request plus any applicable surrender charge.
•	The surrenders continue until your value in the investment option is zero or we receive written notice to stop the surrenders.
DEATH BENEFIT
This Contract provides a death benefit upon the death of the owner. The death of an annuitant will not provide death benefits under this Contract unless the annuitant is also an owner or the owner is not a natural person.
The following table illustrates the various situations and the resulting death benefit payment results if an owner dies before the annuitization date.

If you die and	And	Then
You are the sole owner	Your spouse is not named as a primary beneficiary	The beneficiary(ies) receive the death benefit under the Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survive you, the death benefit is paid to your estate in a single payment.

Upon your death, only your beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are the sole owner	Your spouse is named as a primary beneficiary	Your spouse may either
a. continue the Contract; or
b. receive the death benefit under the Contract.

All other beneficiaries receive the death benefit under the Contract.

If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survive you, the death benefit is paid to your estate in a single payment.

Unless your spouse elects to continue the Contract, only your spouse’s and any other beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is not your spouse	The surviving owner receives the death benefit under the Contract.

Upon your death, only the surviving owner’s right to the death benefit will continue; all other rights and benefits under Contract will terminate.

22

If you die and	And	Then
You are a joint owner	The surviving joint owner is your spouse	Your spouse may either
  a. continue the Contract; or
  b. receive the death benefit under the Contract.

Unless the surviving spouse owner elects to continue the Contract, upon your death, only your spouse’s right to the death benefit will continue; all other rights and benefits under the rider and Contract will terminate.

You are the annuitant	The owner is not a natural person	The beneficiary(ies) receive the death benefit under the Contract.

If a beneficiary dies before the annuitant, on the annuitant’s death we will make equal payments to the surviving beneficiaries unless the owner provided us with other written instructions. If no beneficiary(ies) survive the annuitant, the death benefit is paid to the owner.

Upon the annuitant’s death, only the beneficiary(ies’) right to the death benefit will continue; all other rights and benefits under the Contract will terminate.
Before the annuitization date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary(ies). The beneficiary(ies) may elect to apply the death benefit under an annuity benefit payment option or receive the death benefit as a single payment. Generally, unless the beneficiary(ies) elects otherwise, we pay the death benefit in a single payment, subject to proof of your death.
No surrender charge applies when a death benefit is paid.
Standard Death Benefit Formula
The amount of the standard death benefit is the greatest of 1., 2. or 3., where:
1.	is the accumulated value on the date we receive proof of death and all required documents;
2.	is the total of premium payments minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and each partial annuitization made prior to the date we receive proof of death and all required documents; and
3.	is the highest accumulated value (on any prior contract anniversary that is divisible by seven) plus any premium payments and minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and each partial annuitization made after that contract anniversary.
The adjustment for each partial surrender (and any applicable surrender charges and fees) and for each partial annuitization made prior to the date we receive proof of death and all required documents is equal to (a. divided by b.) multiplied by c., where:
a.	is the amount of the partial surrender (and any applicable surrender charges and fees) or the amount of the partial annuitization; and
b.	is the accumulated value immediately prior to the partial surrender or partial annuitization; and
c.	is the amounts determined in 2. or 3. above immediately prior to the partial surrender or partial annuitization.
Example:   Your accumulated value is $10,000 and you take a partial surrender of $2,000 (20% of your accumulated value). For purposes of calculating the death benefit, we reduce the amounts determined in 2. or 3. above by 20%.
Enhanced Death Benefit
Subject to availability in your state, you may enhance the “death benefit” by electing the Enhanced Death Benefit Rider, which provides you with the greater of the enhanced death benefit or the standard death benefit. See RIDER BENEFITS — Enhanced Death Benefit Rider for more information.
Payment of Death Benefit
The death benefit is usually paid within five business days of our receiving all required documents (including proof of death) that we require to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than five business days. Under certain circumstances, this payment may be delayed (see GENERAL PROVISIONS — Delay of Payments). We pay interest (as required by state law) on the death benefit from the date we receive all required documents until payment is made or until the death benefit is applied under an annuity benefit payment option.
NOTE:   Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.

23

The accumulated value remains invested in the divisions until the valuation period during which we receive the required documents. If more than one beneficiary is named, each beneficiary’s portion of the death benefit remains invested in the divisions until the valuation period during which we receive the required documents for that beneficiary. After payment of all of the death benefit, the Contract is terminated.
THE ANNUITIZATION PERIOD
Annuitization Date
You may specify an annuitization date in your application. You may change the annuitization date with our prior approval. The request must be in writing. You may not select an annuitization date later than the maximum annuitization date found on the data pages. If you do not specify an annuitization date, the annuitization date is the maximum annuitization date shown on the data pages.
Full Annuitization
Any time after the first contract year, you may annuitize your Contract by electing to receive payments under an annuity benefit payment option. If the accumulated value on the annuitization date is less than $2,000.00 or if the amount applied under an annuity benefit payment option is less than the minimum requirement, we may pay out the entire amount in a single payment. The contract would then be canceled. You may select when you want the payments to begin (within the period that begins the business day following our receipt of your instruction and ends one year after our receipt of your instructions).
Once payments begin under the benefit option you choose, the option may not be changed. In addition, once payments begin, you may not surrender or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.
Depending on the type of annuity benefit payment option selected, payments that are initiated either before or after the annuitization date may be subject to penalty taxes (see FEDERAL TAX MATTERS). You should consider this carefully when you select or change the annuity benefit payment commencement date.
Partial Annuitization
If you purchased your Contract prior to May 20, 2006 or your Contract is issued in a state which has not yet approved the partial annuitization endorsement, partial annuitization is not available and all references to “partial annuitization” within this prospectus do not apply to your Contract.
Subject to state availability, if you purchase the Contract on or after May 20, 2006, you have the right to partially annuitize a portion of your accumulated value. A full list of states in which partial annuitization is available may be obtained from your registered representative or by calling us at 1-800-852-4450.
After the first contract year and prior to the annuitization date, you may annuitize a portion of your accumulated value by sending us a notice. If you have elected the Premium Payment Credit Rider, the amount of the partial annuitization during each of contract years two and three is limited to no more than 10% of the accumulated value as of the most recent contract anniversary.
The minimum partial annuitization amount is $2,000. Any partial annuitization request that reduces the accumulated value to less than $5,000 will be treated as a request for full annuitization.
You may select one of the annuity benefit payment options listed below. Once payments begin under the option you select, the option may not be changed. In addition, once payments begin you may not surrender or otherwise liquidate or commute any portion of your accumulated value that has been annuitized.
Annuity Benefit Payment Options
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized.
You may choose from several fixed annuity benefit payment options. Payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected. There is no right to make any total or partial surrenders after the annuitization date.
The amount of the fixed annuity benefit payment depends on:

24

•	amount of accumulated value applied to the annuity benefit payment option;

•	annuity benefit payment option selected; and

•	age and gender of annuitant (unless fixed income option is selected).
Annuity benefit payments are determined in accordance with annuity tables and other provisions contained in the Contract. The annuity benefit payment tables contained in this Contract are based on the Annuity 2000 Mortality Table. These tables are guaranteed for the life of the Contract. The amount of the initial payment is determined by applying all or a portion of the accumulated value as of the date of the application to the annuity table for the annuitant’s annuity benefit option, gender, and age.
Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in fixing the payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.
You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option for a partial annuitization must be in writing and may not be changed after payments begin. Your selection of an annuity benefit payment option for any portion not annuitized may be changed by written request prior to the annuitization date. If an annuity benefit payment option is not selected, we will automatically apply:
•	for Contracts with one annuitant — Life Income with payments guaranteed for a period of 10 years.

•	for Contracts with joint annuitants — Joint and Full Survivor Life Income with payments guaranteed for a period of 10 years.
The available annuity benefit payment options for both full and partial annuitizations include:
•	Fixed Period Income — Level payments are made for a fixed period. You may select a range from 5 to 30 years. If the annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of period. Payments stop after all guaranteed payments are made.

•	Life Income — Level payments continue for the annuitant’s lifetime. It is possible that you would only receive one payment under this option if the annuitant dies before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if the annuitant dies before the first payment date.

•	Life Income with Period Certain — Level payments continue during the annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.

•	Joint and Survivor — Payments continue as long as either the annuitant or the joint annuitant is alive. You may also choose an option that lowers the amount of income after the death of a joint annuitant. It is possible that you would only receive one payment under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both the annuitants die before the first payment date.

•	Joint and Survivor with Period Certain — Payments continue as long as either the annuitant or the joint annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a joint annuitant. If both annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period.
Other annuity benefit payment options may be available.
Supplementary Contract
When you annuitize all or a portion of your accumulated value, we issue a supplementary fixed annuity contract that provides an annuity benefit payment based on the amount you have annuitized and the annuity benefit payment option that you have selected. The date of the first payment under the supplementary contract is the effective date of that supplementary contract unless you select a date for the first payment that is later than the supplementary contract effective date. The first annuity benefit payment must be made within one year of the supplementary contract effective date.
Tax Considerations Regarding Annuity Benefit Payment Options
If you own one or more tax qualified annuity contracts, you may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 70 1/2 . The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax

25

penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity benefit payment option or take other distributions from the Contract.
Additional rules apply to distributions under non-qualified contracts (see FEDERAL TAX MATTERS - Required Distributions for Non-Qualified Contracts).
Death of Annuitant (During the Annuity Benefit Payment Period)
If the annuitant dies during the annuity benefit payment period, remaining payments are made to the owner throughout the guarantee period, if any, or for the life of any joint annuitant, if any. If the owner is the annuitant, remaining payments are made to the contingent owner. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity benefit payment option.
CHARGES AND DEDUCTIONS
Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the expense is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except the Annual Fee and Premium Tax. For a summary, see SUMMARY EXPENSE INFORMATION.
In addition to the charges under the Contract, there are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds’ prospectuses.
SURRENDER CHARGE
No sales charge is collected or deducted when premium payments are applied under the Contract. A surrender charge is assessed on certain total or partial surrenders. The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (primarily, commissions, as well as other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets which includes profit, if any, from the mortality and expense risks charge.
NOTE 1: If you plan to make multiple premium payments, you need to be aware that each premium payment has its own surrender charge period (shown below). The surrender charge for any total or partial surrender is a percentage of all the premium payments surrendered which were received by us during the contract years prior to the surrender. The applicable percentage which is applied to the premium payments surrendered is determined by the following tables.
Surrender Charge for Contracts without the Premium Payment Credit Rider (as a percentage of amounts surrendered):

Number of completed contract years	Surrender charge applied to all
since each premium payment	premium payments received in
was made	That contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%
Surrender Charge for Contracts with the Premium Payment Credit Rider (as a percentage of amounts surrendered):

26

Number of completed contract years	Surrender charge applied to all
since each premium payment	premium payments received in
was made	that contract year
0 (year of premium payment)	8%
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	1%
9 and later	0%
Each premium payment begins in year 0 for purposes of calculating the percentage applied to that payment. However, premium payments are added together by contract year for purposes of determining the applicable surrender charge. If your contract year begins April 1 and ends March 31 the following year, all premium payments received during that period are considered to have been made in that contract year.
NOTE 2: Regarding Contracts written in the states of Alabama, Massachusetts, and Washington:
•	For contracts without the Premium Payment Credit Rider, surrender charges are applicable to premiums payments made in the first three contract years.

•	For Contracts with the Premium Payment Credit Rider, surrender charges are applicable only to premiums payments made in the first contract year.
For purpose of calculating surrender charges, we assume that surrenders and transfers are made in the following order:
•	first from premium payments no longer subject to a surrender charge;

•	then from the free surrender privilege (first from the earnings, then from the oldest premium payments (i.e., on a first-in, first-out basis)) described below; and

•	then from premium payments subject to a surrender charge on a first-in, first-out basis.
NOTE 3: Partial surrenders may be subject to both a surrender charge and a transaction fee.
Free Surrender Privilege
The free surrender privilege is an amount normally subject to a surrender charge that may be surrendered without a charge. The free surrender privilege is the greater of:

•	earnings in the Contract (earnings equal accumulated value less unsurrendered premium payments as of the date of the surrender); or

•	10% of the premium payments, decreased by any partial surrenders and partial annuitizations since the last contract anniversary.
Any amount not taken under the free surrender privilege in a contract year is not added to the amount available under the free surrender privilege for any following contract year(s).
Unscheduled partial surrenders of the free surrender privilege may be subject to the transaction fee described below.
Waiver of Surrender Charge
The surrender charge does not apply to:
•	amounts applied under an annuity benefit payment option; or

•	payment of any death benefit, however, the surrender charge does apply to premium payments made by a surviving spouse after an owner’s death; or

•	amounts distributed to satisfy the minimum distribution requirement of Section 401(a)9 of the Internal Revenue Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or

•	an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.
In addition, the Waiver of Surrender Charge Rider is automatically added to your Contract at issue. This rider waives the surrender charge on surrenders made after the first Contract anniversary if the original owner or original annuitant has a critical need. See RIDER BENEFITS — Waiver of Surrender Charge Rider for more information.

27

TRANSACTION FEE
We reserve the right to charge a transaction fee of the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year. The transaction fee would be deducted from the accumulated value remaining in the investment option(s) from which the amount is surrendered, on a pro rata basis.
We also reserve the right to charge a transaction fee on each unscheduled transfer after the first unscheduled transfer in a contract year. The transfer fee would be deducted from the investment option(s) from which the amount is transferred, on a pro rata basis.
PREMIUM TAXES
We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. Any deduction is made from either a premium payment when we receive it, or the accumulated value when you request a surrender (total or partial) or you request application of the accumulated value (full or partial) to an annuity benefit payment option. Premium taxes range from 0% in most states to as high as 3.50%.
ANNUAL FEE
Contracts with an accumulated value of less than $30,000 are subject to an annual Contract fee of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if your accumulated value is $30,000 or more. If you own more than one variable annuity contract with us, all the Contracts you own or jointly own are aggregated, on each Contract’s anniversary, to determine if the $30,000 minimum has been met and whether that Contract will be charged. The fee is deducted from the investment option that has the greatest value. The fee is deducted on each Contract anniversary and upon total surrender of the Contract. The fee assists in covering administration costs, primarily costs to establish and maintain the records which relate to the Contract.
SEPARATE ACCOUNT ANNUAL EXPENSES
Mortality and Expense Risks Charge
We assess each division with a daily charge for mortality and expense risks. The annual rate of the charge is 1.25% of the average daily net assets of the Separate Account divisions. We agree not to increase this charge for the duration of the Contract. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the value of a unit is calculated.
This charge is intended to compensate us for the mortality risk on the Contract. We have a mortality risk in that we guarantee payment of a death benefit in a single payment or under an annuity benefit payment option. We do not impose a surrender charge on a death benefit payment, which is an additional mortality risk.
This charge is also intended to cover our expenses, primarily related to operation of the Contract, including
•	furnishing periodic Contract statements, confirmations and other customer communications;

•	preparation and filing of regulatory documents (such as this prospectus);

•	preparing, distributing and tabulating proxy voting materials related to the underlying mutual funds; and

•	providing computer, actuarial and accounting services.
If the mortality and expense risks charge is not enough to cover our costs, we bear the loss. If the mortality and expense risks charge is more than our costs, the excess is profit to the Company.
Administration Charge
Currently, we do not impose a Separate Account administration charge. We reserve the right to assess each Separate Account division with a daily administration charge that is guaranteed not to exceed the annual rate of 0.15% of the average daily net asset value of the divisions. We will provide prior written notice in the event that we exercise our right to assess the administration charge.
In the event that we assess the administration charge, it would be imposed in order to cover our costs for administration of the Contract that are not covered in the mortality and expense risk charge, above. In the event that we assess an administration charge, it would not be imposed after the annuitization date of the Contract. In the event that we assess an administration charge, it would be assessed daily against the Separate Account division values in the same manner as the mortality and expense risks charge, above.

28

CHARGES FOR RIDER BENEFITS
Subject to certain conditions, you may add one or more of the following optional riders to your Contract. Detailed information concerning the optional riders may be obtained from your registered representative or by calling us at 1-800-852-4450.
Premium Payment Credit Rider
The maximum annual charge for this rider is 0.60% of the average daily net assets of the Separate Account divisions and a reduction of 0.60% of the Fixed Account interest rate. We currently impose the maximum charge against the average daily net assets of the Separate Account divisions, but do not currently impose the Fixed Account interest rate reduction. We will provide prior written notice in the event that we decide to exercise our right to reduce the Fixed Account interest rate.
If you elect the Premium Payment Credit Rider, the rider charge is assessed until completion of your 8th contract year (and only prior to the annuitization date) even if the credit(s) have been recovered. This charge is assessed daily against the Separate Account division values in the same manner as the mortality and expense risks charge, above. After the 8th Contract anniversary, your Contract accumulated value is moved to units in your chosen divisions that do not include this rider charge. This move of division units will not affect your accumulated value. It will, however, result in a smaller number of division units but those units will have a higher unit value. We will notify you when the division units move because of discontinuation of the rider charge.
The rider charge is intended to cover our cost for the credit(s).
Enhanced Death Benefit Rider
The annual charge for this rider is 0.25% of the accumulated value (0.15% in New York and Washington). The charge is taken quarterly at a quarterly rate of 0.0625% (0.0375% in New York and Washington) of the average accumulated value during the calendar quarter. We reserve the right to increase this charge to an annual maximum of 0.30% (0.075% quarterly) of the average accumulated value during the calendar quarter.
The charge is deducted through the redemption of units from your accumulated value in the same proportion as the surrender allocation percentages. If this rider is purchased after the beginning of a quarter, this charge is prorated according to the number of days it is in effect during the quarter. Upon termination of this rider or upon your death (annuitant’s death, if the owner is not a natural person), this charge will be based on the number of days this rider is in effect during the quarter.
The rider charge is intended to reimburse us for the cost of the potentially greater death benefit provided by this rider.
GMWB 1 (Investment Protector Plus) Rider
The current annual charge for the rider is 0.60% of the average quarterly Investment Back remaining withdrawal benefit base. The charge is taken quarterly, currently at 0.15% of the average quarterly Investment Back remaining withdrawal benefit base during the calendar quarter. We reserve the right to increase this charge up to a maximum annual charge of 0.85% (0.2125% taken quarterly) of the average quarterly Investment Back remaining withdrawal benefit base. If you elect a Step-Up, you will be charged the then current rider charge.
At the end of each calendar quarter, this charge is deducted through the redemption of units from your accumulated value in the same proportion as the surrender allocation percentages. If this rider is purchased after the beginning of a quarter, this charge is prorated according to the number of days it is in effect during the quarter. Upon termination of this rider, this charge will be based on the number of days this rider is in effect during the quarter.
The rider charge is intended to reimburse us for the cost of the protections provided by this rider.
GMWB 2-SL and GMWB 2-SL/JL (Investment Protector Plus 2 — Single Life/Joint Life) Rider
The current annual charge for each of these riders is 0.75% of the average quarterly Investment Back withdrawal benefit base. The current charge is taken quarterly at 0.1875% of the average quarterly Investment Back withdrawal benefit base during the calendar quarter. We reserve the right to increase the annual charge for each of these riders up to a maximum of 1.00% (0.25% taken quarterly) of the average quarterly Investment Back withdrawal benefit base. We will send you advance notice if this charge will increase. If this charge will increase, you have the following options:
1.	Accept the increased rider charge and continue to be eligible to receive a Step-Up at each Contract anniversary; or

29

2.	Decline the increased rider charge by sending us notice that you are opting out of the Step-Up feature of this rider and remaining at your current rider charge. Once you opt out of the Step-Up feature, you will no longer be eligible for any future Step-Ups and the feature can not be added back to this rider.
At the end of each calendar quarter, this charge is deducted through the redemption of units from your accumulated value in the same proportion as the surrender allocation percentages. If this rider is purchased after the beginning of a calendar quarter, this charge is prorated according to the number of days this rider is in effect during the quarter. Upon termination of this rider, this charge will be based on the number of days this rider is in effect during the calendar quarter.
The rider charge is intended to reimburse us for the cost of the protection provided by this rider.
SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS
Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.
Group Arrangement - program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.
Sponsored Arrangement - program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.
The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges, annual fees or surrender charges.
Eligibility for and the amount of these reductions are determined by a number of factors, including the number of individuals in the group, the amount of expected premium payments, total assets under management for the owner, the relationship among the group’s members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administration costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected owners and other owners with contracts funded by the Separate Account.
RIDER BENEFITS
Subject to certain conditions, you may elect to add one or more of the riders described below to your Contract. Not all riders are available in all states or through all broker dealers and may be subject to additional restrictions. Some rider provisions may vary from state to state. We may withdraw or prospectively restrict the availability of any rider at any time. For information regarding availability of any rider, you may contact your registered representative or call us at 1-800-852-4450.
See CHARGES AND DEDUCTIONS – Charges for Rider Benefits for current and maximum rider charges.
PREMIUM PAYMENT CREDIT RIDER
The Premium Payment Credit Rider applies credits to the accumulated value for premium payments made in contract year one. This rider can only be elected at the time the Contract is issued. Once this rider is elected, it cannot be terminated. There is a charge for this rider (see CHARGES AND DEDUCTIONS) as well as an increased surrender charge and longer surrender charge period.
If you elect this rider, the following provisions apply to the Contract:
•	We will apply a credit of 5% of the premium payment to your accumulated value for each premium payment received during your first contract year. The credit is applied to the Contract on the same date the related premium payment is applied to the Contract. For example, if you make a premium payment of $10,000 in your first contract year, a credit amount of $500 will be added to your accumulated value (5% x $10,000).

•	No new credit(s) are paid for premium payments made after the first contract year.

30

•	For Contracts issued in the state of Washington, no premium payments are allowed after the first contract year for Contracts issued with the Premium Payment Credit Rider.

•	The premium payment credit is allocated among the investment options according to your then current premium payment allocations.

•	We recapture the credit(s) if you exercise your right to return the Contract during the examination offer period or if you request full annuitization of the Contract prior to the third Contract anniversary.

•	The amount we recapture may be more than the current value of the credit(s). If your investment options have experienced negative investment performance (i.e., have lost value) you bear the loss for the difference between the original value of the credit(s) and the current (lower) value of the credit(s).

•	No partial annuitizations are allowed in contract year one.

•	Partial annuitizations are restricted in each of contract years two and three to no more than 10% of the accumulated value as of the most recent Contract anniversary.

•	Credits are considered earnings under the Contract, not premium payments.

•	All premium payments are subject to the 9-year surrender charge table and higher surrender charge (see CHARGES AND DEDUCTIONS — Surrender Charge).

•	The Premium Payment Credit Rider cannot be cancelled and the associated surrender charge period and percentages cannot be changed.

•	The DCA Plus Program is not available to you if you elect this rider.
If you elect the Premium Payment Credit Rider, your unit values will be lower than if you did not elect the rider. The difference reflects the annual charge for the Premium Payment Credit Rider. After the 8th Contract anniversary, your accumulated value is moved to units in your chosen divisions that do not include this rider charge. This move of division units will not affect your accumulated value. It will, however, result in a smaller number of division units but those units will have a higher unit value. We will notify you when the division units move because of discontinuation of the rider charge. The following example is provided to assist you in understanding this adjustment.

	Sample Division	Number of Units in
	Unit Value	Sample Division	Accumulated Value
Prior to the one time adjustment	25.560446	1,611.0709110	$41,179.69
After the one time adjustment	26.659024	1,544.6811189	$41,179.69
You should carefully examine the Premium Payment Credit Rider to decide if this rider is suitable for you. There are circumstances under which you would be worse off for having received the credit. In making this determination, you should consider the following factors:
•	the length of time you plan to own your Contract (this rider increases the amount and duration of the surrender charges, see CHARGES AND DEDUCTIONS — Surrender Charge);

•	the frequency, amount and timing of any partial surrenders (this rider increases the amount and duration of the surrender charges);

•	the timing and amount of partial annuitizations;

•	the amount and timing of your premium payment(s). Any premium payments made after the first contract year are subject to the rider’s higher Separate Account charges even though no credit is applied to those premium payments; and

•	the higher Separate Account charges reduce investment performance.
The charges used to recoup our cost for the premium payment credit(s) include the surrender charge and the Premium Payment Credit Rider charge (see CHARGES AND DEDUCTIONS). We expect to make a profit from these charges.
The following tables demonstrate hypothetical surrender values for Contracts with and without this rider but do not show the impact of partial surrenders or partial annuitizations. The tables are based on:
•	a $25,000 initial premium payment and no additional premium payments;

•	the deduction of maximum Separate Account annual expenses:
-	Contracts with the Premium Payment Credit Rider:
•	2.00% annually for the first eight contract years

•	1.40% annually after the first eight contract years
-	Contracts without the Premium Payment Credit Rider:
•	1.40% annually for all contract years.
•	the deduction of the arithmetic average of the underlying mutual fund expenses as of December 31, 2007;

•	0%, 5% and 10% annual rates of return before charges; and

31

•	payment of the $30 annual contract fee (while the Contract’s value is less than $30,000).

	0% Annual Return		5% Annual Return		10% Annual Return
	Surrender value	Surrender value	Surrender value	Surrender value	Surrender value	Surrender value
	without	with	without	with	without	with
Contract	Premium Payment	Premium Payment	Premium Payment	Premium Payment	Premium Payment	Premium Payment
Year	Credit Rider	Credit Rider	Credit Rider	Credit Rider	Credit Rider	Credit Rider
1	$23,123.34	$23,665.26	$24,298.34	$24,872.76	$25,473.34	$26,130.71
2	$22,607.86	$22,999.15	$24,965.35	$25,407.43	$27,532,28	$28,178.32
3	$22,103.31	$22,566.93	$25,651.56	$26,243.78	$29,819.71	$30,264.98
4	$21,812.75	$22,138.65	$26,630.35	$27,101.74	$32,537.36	$33,231.52
5	$21,522.38	$21,714.38	$27,653.00	$27,973.54	$35,449.44	$36,009.60
6	$21,232.31	$21,294.18	$28,697.90	$28,859.52	$38,571.26	$38,971.69
7	$20,942.63	$20,878.13	$29,795.67	$29,789.99	$41,919.34	$42,131.19
8	$20,836.82	$20,466.29	$31,167.86	$30,735.97	$45,761.52	$45,502.47
9	$20,364.85	$20,182.45	$32,065.15	$31,885.23	$49,367.03	$49,376.97
10	$19,902.89	$19,899.19	$32,988.28	$33,060.37	$53,256.62	$53,537.03
15	$17,736.00	$17,732.67	$38,018.19	$38,101.27	$77,813.74	$78,223.46
20	$15,789.36	$15,786.37	$43,815.04	$43,910.79	$113,694.39	$114,293.03
The better your Contract’s investment performance, the more advantageous the Premium Payment Credit Rider becomes due to the effect of compounding. However, Contracts with the Premium Payment Credit Rider are subject to both a greater surrender charge and a longer surrender charge period than Contracts issued without this rider (see CHARGES AND DEDUCTIONS — Surrender Charge). If you surrender your Contract with the Premium Payment Credit Rider while subject to a surrender charge, your surrender value will be less than the surrender value of a Contract without this rider.
ENHANCED DEATH BENEFIT RIDER
The Enhanced Death Benefit Rider provides you with the greater of the enhanced death benefit (described below) or the standard death benefit (see THE CONTRACT – Death Benefit, Standard Death Benefit Formula). This rider can only be elected at the time the Contract is issued. You may terminate this rider at any time. Once this rider is terminated, it cannot be reinstated. The rider charge is discussed in CHARGES AND DEDUCTIONS — Charges for Rider Benefits, Enhanced Death Benefit Rider.
Prior to the annuitization date and prior to the lock-in date (the later of the Contract anniversary following the oldest owner’s 75th birthday or five years after the rider effective date), the enhanced death benefit is the greatest of a., b. or c., where:
a.	is 1. minus 2. where:
1.	is the total of premium payments made since the rider effective date increased at a 5% effective annual interest rate; and

2.	is an adjustment for each partial surrender and each partial annuitization made since the rider effective date increased at a 5% effective annual interest rate.
b.	is (1. plus 2.) minus 3. where:
1.	is the highest accumulated value on any Contract anniversary since the rider effective date;

2.	is any premium payments received since that Contract anniversary; and

3.	is an adjustment for each partial surrender and each partial annuitization made since that Contract anniversary.
c.	is the standard death benefit (see THE CONTRACT – Death Benefits, Standard Death Benefit Formula)
After the lock-in date but prior to the annuitization date, the enhanced death benefit is the greatest of a., b. or c., where
a.	is (1. plus 2.) minus 3. where:
1.	is the value from a. above as of the lock-in date

2.	is any premium payments received since the lock-in date

32

3.	is an adjustment for each partial surrender and each partial annuitization made since the lock-in date.
b.	is (1. plus 2.) minus 3. where:
1.	is the value from b. above as of the lock-in date

2.	is any premium payments received since the lock-in date

3.	is an adjustment for each partial surrender and each partial annuitization made since the lock-in date.
c.	is the standard death benefit.
The adjustment for each partial surrender or partial annuitization is (1. divided by 2.) multiplied by 3., where:
1.	is the amount of the partial surrender (plus surrender charge, if any) or the amount of the partial annuitization;

2.	is the accumulated value immediately prior to the partial surrender or partial annuitization; and

3.	is the amounts determined in a. or b. above immediately prior to the partial surrender or partial annuitization.
NOTE:	For contracts issued in New York and Washington — under this rider, if the original owner dies before the annuitization date, the enhanced death benefit payable to the beneficiary is the greater of b. or c. above.
WAIVER OF SURRENDER CHARGE RIDER
The Waiver of Surrender Charge Rider waives the surrender charge on surrenders made after the first Contract anniversary if the original owner or original annuitant has a critical need. This rider is automatically made a part of the Contract at issue. There is no charge for this rider.
Waiver of the surrender charge is available for critical need if the following conditions are met:
•	original owner or original annuitant has a critical need (NOTE: A change of ownership will terminate this rider; once terminated the rider may not be reinstated.); and

•	the critical need did not exist before the contract date.

•	for the purposes of this rider, the following definitions apply:
-	critical need — owner’s or annuitant’s confinement to a health care facility, terminal illness diagnosis or total and permanent disability. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end.

-	health care facility — a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility primarily providing drug or alcohol treatment, or a facility owned or operated by the owner, annuitant or a member of their immediate families.

-	terminal illness — sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company. In Texas and New Jersey, terminal illness is not included in the criteria for critical need.

-	total and permanent disability — a disability that occurs after the contract date but before the original owner or annuitant reaches age 65 and qualifies to receive social security disability benefits. In New York, a different definition of total and permanent disability applies. In Oregon, total and permanent disability is not included in the criteria for critical need.
NOTE	: The Waiver of Surrender Charge Rider is not available in Massachusetts.
You may obtain more specific information regarding the Waiver of Surrender Charge Rider from your registered representative or by calling us at 1-800-852-4450.
GMWB (INVESTMENT PROTECTOR PLUS) RIDERS
GMWB Overview
This prospectus offers two different GMWB riders – GMWB 1 (Investor Protector Plus) and GMWB 2 (Investor Protector Plus 2). We offer two versions of GMWB 2 – SL and SL/JL. The availability of each rider depends on when you purchase your Contract and your state of residence. We offer different GMWB riders so that you can choose the level of benefits and charges that make the most sense for you. The important differences among the GMWB 1 Rider and the two versions of the GMWB 2 Rider are discussed below and are set forth in a comparative chart at the end of the section of this prospectus on GMWB riders. The availability and eligibility requirements of each rider are shown below.

Name of Rider	GMWB 1	GMWB 2 - SL	GMWB 2 – SL/JL
Marketing Name:	Investment Protector Plus Rider	Investment Protector Plus 2 Rider	Investment Protector Plus 2 Rider
Availability:	Available on or after March 1, 2005 if approved in your state	Available on or after June 8, 2007 and not available after January 21, 2008, unless GMWB 2-SL/JL is not approved in your state*	Available on or after January 21, 2008 if approved in your state*

Eligibility:	Oldest owner (or oldest annuitant if the owner is not a natural person) must be younger than age 81.	The owner(s) (or the annuitant(s) if the owner is not a natural person) must be at least age 45 and younger than age 81	The owner(s) (or the annuitant(s) if the owner is not a natural person) must be at least age 45 and younger than age 81

33

*	A list of states in which the rider is available may be obtained from your registered representative or by calling us at 1-800-852-4450.
You may add only one GMWB rider to your Contract. You may elect a GMWB rider only when you purchase the Contract. We reserve the right, in our sole discretion, to elect in the future to allow Contract owners to add the rider after issue. If we make this election, we will give written notice and our offer will not be unfairly discriminatory.
The rider benefits and charges vary depending on which rider you select. (See CHARGES AND DEDUCTIONS – Charges for Rider Benefits for details on charges for each GMWB rider.)
The riders do not restrict or change your right to take – or not take — withdrawals under the Contract. All withdrawals reduce the Contract accumulated value by the amount withdrawn and are subject to the same conditions, limitations, fees, charges and deductions as withdrawals otherwise made under the provisions of the Contract; e.g., withdrawals will be subject to surrender charges if they exceed the free surrender amount (see CHARGES AND DEDUCTIONS –Surrender Charge, Free Surrender Privilege). However, any withdrawals may have an impact on the value of your rider’s benefits.
We use certain defined terms in our description of the riders. For your convenience, we have included definitions of those terms in the GMWB Glossary, below.
GMWB Overview – Benefits
A GMWB rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value. A GMWB rider also allows your beneficiary(ies) to choose a death benefit under the Contract or any death benefit available under the rider.
GMWB riders are designed to help protect you against the risk of a decrease in the Contract accumulated value due to market declines by providing an Investment Back withdrawal option. A “For Life” withdrawal option helps to protect you against the risks of a declining market as well as the risk of outliving your money. Each of our GMWB Riders provides the flexibility of both the For Life withdrawal option and the Investment Back withdrawal option. You are not required to choose between these two withdrawal options unless your Contract accumulated value is zero on the maximum annuitization date.
For Life withdrawal benefit payments are available (i) on the rider effective date if the oldest owner (or oldest annuitant, if the Contract owner is not a natural person) is at least age 59 1/2 or (ii) on the Contract anniversary following the date that the oldest owner (or oldest annuitant, if applicable) attains age 59 1/2. The percentage to determine the annual For Life withdrawal benefit payment ranges from 3% to 6.50% of the For Life withdrawal benefit base.
The Investment Back withdrawal benefit payments are available as of the rider effective date. The percentage to determine the annual Investment Back withdrawal benefit payment is set at 7% of the Investment Back withdrawal benefit base.
When a GMWB rider is issued, the annual guaranteed withdrawal benefit payments for each of the withdrawal options are determined based on your initial premium payment. Credits (a premium payment credit or exchange credit), if any, are not included when determining the initial rider withdrawal benefit payments; such credits, however, are included in the Contract accumulated value. On each Contract anniversary, a new guaranteed withdrawal benefit payment is determined for each withdrawal option. The annual withdrawal benefit payment is adjusted upward to reflect any additional premium payments, GMWB Bonuses, and Step-Ups during the preceding contract year, and adjusted downward to reflect any excess withdrawals made during the preceding contract year.
The GMWB riders offer a Step-Up feature that is either annual or once every five years, depending on which rider you select. A Step-Up can increase your rider withdrawal benefit payments if your Contract accumulated value grows. The Contract accumulated value grows in value whenever additional premium payments are made, the division values rise with market growth, or credits (from premium payment credit rider or exchange credit) are applied. The Step-Up feature

34

provides you with some inflation protection; however, it can also result in an increase to the rider charge. (See CHARGES AND DEDUCTIONS – Charges for Rider Benefits)
The GWMB riders also offer a GMWB Bonus that differs between the riders. A GMWB Bonus rewards you for not taking a withdrawal in certain early years of the rider. A GMWB Bonus amount will provide a modest increase to your rider withdrawal benefit payments. The GMWB Bonus does not increase your Contract accumulated value.
GMWB Overview — Rider Restrictions/Limitations
Once elected, a GMWB rider may not be terminated for five contract years.
There is a charge for a GMWB rider which varies depending on the rider you choose. All of the riders provide that a rider charge can increase (up to the guaranteed maximum charge for the rider shown at SUMMARY OF EXPENSE INFORMATION – Periodic Expenses) whenever a Step-Up occurs. Any future increases to the rider charge can be avoided by notifying us that you are opting out of future Step-Ups.
Election of a GMWB rider results in restriction of your Contract investment options to the more limited GMWB investment options (see Appendix D). The GMWB investment options reflect a balanced investment objective that is intended to support the rider guarantees. If your investment objective is aggressive growth, the rider investment restrictions may frustrate your investment objective. We reserve the right to modify the GMWB investment options from time to time, subject to compliance with applicable regulations and prior notice to you.
If you want to allocate to investment options that are not GMWB investment options, you must defer such allocation until the rider’s 5th anniversary when you may terminate the rider. Any allocation to investment options that are not eligible GMWB investment options will cause the rider to terminate without value.
Although a GMWB rider does not limit or restrict your ability to take withdrawals from your Contract, if you take withdrawals at a time or in an amount that exceeds an available withdrawal benefit payment (i.e., an Excess Withdrawal), you will shorten the life of the rider, lower the withdrawal benefit payments and/or cause the rider to terminate for lack of value unless you make additional premium payments or the rider has a Step-Up. See GMWB 1 Rider (Investor Protector Plus) - Excess Withdrawals.
Factors To Consider Before You Buy A GMWB Rider
A GMWB rider generally will not be appropriate if you
•	do not intend to take any withdrawals from your Contract;

•	intend to allocate all or most of your accumulated value to the Fixed or DCA Accounts;

•	have an aggressive growth investment objective; or

•	anticipate you will take withdrawals prior to the oldest owner’s age 59 1/2 or that exceed the rider withdrawal benefit payments of 7% of total premium payments for the Investment Back option and 3 to 6.50% of total premium payments for the For Life option, depending on the rider).
Before you purchase a GMWB rider, you should carefully consider the following:
•	The features of a GMWB rider may not be purchased separately. As a result, you may pay for rider features that you never use.

•	Although the GMWB riders are designed to permit you to recover at least your premium payments, if you make withdrawals that exceed the rider’s withdrawal limits (i.e., Excess Withdrawals), you will shorten the life of the rider, lower the withdrawal benefit payments and/or cause the rider to terminate for lack of value.

•	The rider is not a guarantee that the withdrawal benefit payments will be sufficient to meet your future income needs.

•	The rider is not a guarantee that you will receive any return on your premium payments.

•	The rider is not a guarantee that your investment is protected against loss of purchasing power due to inflation.

•	The fee for a GMWB rider may increase over time due to GMWB Step-Ups, but will not exceed the maximum fee for the particular GMWB rider.

•	A GMWB rider restricts your investment options to a range of investment options that reflect a generally balanced investment objective. The Contract’s aggressive growth investment options are either limited or not available if you elect a GMWB rider.

•	Once elected, you may not terminate a GMWB rider until the fifth contract anniversary following the rider effective date.
You should review the terms of the GMWB riders carefully and work with your registered representative to decide which GMWB rider, if any, is appropriate for you based on a thorough analysis of your particular needs, financial objectives, investment goals, time horizons and risk tolerance.

35

Which GMWB Rider May Be Appropriate For You
The GMWB 1 Rider may be appropriate if you:
•	Want to protect against the risk that your Contract value could fall below your original investment due to market decline.

•	Want an opportunity to increase your rider withdrawal benefit payments at five year intervals.

•	Want our lowest-cost GMWB rider.

•	Do not plan to take withdrawals for at least five years after the rider effective date and want to take advantage of the five-year GMWB Bonus of 5% of premium payments.

•	Want a For Life withdrawal benefit payment that is not dependent on your age when you make your first withdrawal.

•	Are not eligible for the GMWB 2 Rider (SL or SL/JL versions).
The GMWB 2 Rider may be appropriate if you:
•	Want to protect against inflation with annual increases in your rider values that match the growth of your Contract accumulated value.

•	Want to defer taking withdrawals for a shorter period and receive an accelerated GMWB Bonus rate as compared to the GMWB 1 rider: the GMWB 2 Bonus period is 3 years at 7%, 6%, and 5% of premium payments vs. the GMWB 1 Bonus period of 5 years at 5% annually of the premium payments.

•	Want to take advantage of the higher tiered For Life withdrawal benefit payment percentages by deferring your withdrawals to age 70 or later.

•	Are willing to pay a higher cost for the flexibility provided by these features.
GMWB Glossary
We use the following definitions to describe the features of a GMWB rider:
•	Excess Withdrawal – the portion of a withdrawal that exceeds the available withdrawal benefit payment for a withdrawal option.

•	GMWB Bonus – a bonus credited to the withdrawal benefit base and the remaining withdrawal benefit base for each withdrawal option, provided certain conditions are met.

•	GMWB Step-Up – an increase to the withdrawal benefit base and/or remaining withdrawal benefit base for each withdrawal option to an amount equal to your Contract’s accumulated value on the most recent Contract anniversary, provided certain conditions are met.

•	Remaining withdrawal benefit base – the amount available for future withdrawal benefit payments under a withdrawal option. The remaining withdrawal benefit base for each withdrawal option is calculated separately.

•	Required minimum distribution (“RMD”) amount – the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, and related Code provisions in effect as of the rider effective date.

•	Rider effective date – the date the rider is issued.

•	Withdrawal – any partial surrender (including surrender charges, if any) and/or any partial annuitization of your Contract’s accumulated value.
NOTE	: Subject to state availability, if your Contract is purchased on or after May 20, 2006, you have the right to partially annuitize a portion of your accumulated value.
•	Withdrawal benefit base – the basis for determining the withdrawal benefit payment available each year under a withdrawal option. The withdrawal benefit base for each withdrawal option is calculated separately.

•	Withdrawal benefit payment – the amount that we guarantee you may withdraw each contract year under a withdrawal option.
GMWB 1 RIDER (INVESTMENT PROTECTOR PLUS RIDER)
The following is a description of the GMWB 1 Rider. Most of the following discussion is also applicable to the GMWB 2 Rider. Where there are differences, we refer to the discussion of differences in the description of the GMWB 2 Rider which follows the description of the GMWB 1 rider.
Eligibility for the GMWB 1 Rider is set out in the chart under GMWB – Overview above. The charge for the rider is set out in SUMMARY OF EXPENSE INFORMATION, above.
To help you better understand the various features of the GMWB 1 Rider and to demonstrate how premium payments received and withdrawals taken from the Contract affect the values and benefits under the rider, we have provided several examples in Appendix B.

36

Withdrawal Options
For Life Withdrawal Option. This option is intended to help you avoid the risk of out-living your money. You are eligible to take For Life withdrawal benefit payments beginning (i) on the rider effective date if the oldest owner (or the oldest annuitant, if the Contract owner is not a natural person) is at least age 59 1/2 or (ii) on the contract anniversary following the date that the oldest owner (or the oldest annuitant, if applicable) attains age 59 1/2. Once eligible, you may withdraw an amount up to the annual For Life withdrawal benefit payment until the earlier of the date of your death (annuitant’s death, where applicable) or the date the For Life withdrawal benefit base reduces to zero. (See GMWB Death Provisions for discussion of application of rider benefits after your death.)

Investment Back Withdrawal Option. This option is intended to allow a more rapid recovery of your premium payments (approximately 14 years). You are eligible to take Investment Back withdrawal benefit payments beginning on the rider effective date. You may withdraw an amount up to the annual Investment Back withdrawal benefit payment until the earlier of the date of your death (annuitant’s death if the owner is not a natural person) or the date the Investment Back remaining withdrawal benefit base equals zero. (See GMWB Death Provisions for discussion of application of rider benefits after your death.)
Calculating the Withdrawal Benefit Payments
The For Life withdrawal benefit payment is equal to 5% of the For Life withdrawal benefit base. The Investment Back withdrawal benefit payment is equal to 7% of the Investment Back withdrawal benefit base.
The GMWB For Life withdrawal benefit payment percentage is different under the GMWB 2 Rider. Please see the discussion under the GMWB 2 Rider for more information.
Withdrawal Benefit Base
Each withdrawal option has its own withdrawal benefit base, which is used to calculate the annual withdrawal benefit payment for that option. We calculate the withdrawal benefit base for the Investment Back and the For Life withdrawal options separately on
•	the rider effective date and

•	each contract anniversary.
The initial withdrawal benefit base for both withdrawal options is equal to the initial premium payment.
On each contract anniversary, the withdrawal benefit base for each withdrawal option is
•	increased dollar-for-dollar by any additional premium payments made since the previous contract anniversary and any GMWB Bonus credited since the previous contract anniversary; and

•	decreased to reflect any excess withdrawals taken since the previous contract anniversary (the reduction will be greater than dollar-for-dollar, if the Contract accumulated value is less than the withdrawal benefit base at the time of the excess withdrawal). See Excess Withdrawals, below, for information about the negative effect that excess withdrawals have on the riders.
For examples showing how the GMWB 1 Rider withdrawal benefit bases are calculated for each of the withdrawal options, please see Appendix B.
Remaining Withdrawal Benefit Base
Each withdrawal option has its own remaining withdrawal benefit base. The remaining withdrawal benefit base is used to determine the amount available for future withdrawal benefit payments under each withdrawal option. We calculate the For Life and the Investment Back remaining withdrawal benefit bases separately on
•	the rider effective date,

•	when a premium payment is made,

•	when any applicable GMWB Bonus is credited, and

•	when a withdrawal is taken.
The initial remaining withdrawal benefit base for both withdrawal options is equal to the initial premium payment (and likewise equal to the initial withdrawal benefit base) on the rider effective date.
After the rider effective date, the remaining withdrawal benefit base for each withdrawal option will be
•	increased dollar-for-dollar by each additional premium payment made and each GMWB Bonus credited;

•	decreased dollar-for-dollar for each withdrawal benefit payment taken; and

•	decreased to reflect any excess withdrawals taken since the previous contract anniversary (the reduction will be greater than dollar-for-dollar, as shown below, if the Contract accumulated value is less than the remaining withdrawal

37

benefit base at the time of the excess withdrawal). See Excess Withdrawals, below, for information about the negative effect that excess withdrawals have on the riders.
For examples showing how the remaining withdrawal benefit bases are calculated for the GMWB 1 Rider, please see Appendix B.
Excess Withdrawals
Excess withdrawals reduce withdrawal benefit payments, the withdrawal benefit bases, and the remaining withdrawal benefit bases for the two withdrawal options. The reductions can be greater than dollar-for-dollar when the Contract accumulated value is less than the applicable rider withdrawal benefit base at the time of the excess withdrawal, as shown below.
Effect on withdrawal benefit base. Excess withdrawals will reduce each of the withdrawal benefit bases in an amount equal to the greater of
•	the excess withdrawal, or

•	the result of (a. divided by b.) multiplied by c., where:
a.	is the amount withdrawn that exceeds the available withdrawal benefit payment prior to the withdrawal;

b.	is the accumulated value after the withdrawal benefit payment is deducted, but prior to deducting the amount of the excess withdrawal; and

c.	is the withdrawal benefit base prior to the adjustment for the excess withdrawal.
Effect on remaining withdrawal benefit base. Excess withdrawals will reduce each of the remaining withdrawal benefit bases according to the same formula as describe above, except that “c.” is the remaining withdrawal benefit base prior to the adjustment for the excess withdrawal.
NOTE 1	: All withdrawals taken prior to the date that the oldest owner (oldest annuitant, if applicable) has met the For Life age eligibility requirement are excess withdrawals.

NOTE 2	For riders purchased prior to March 25, 2008, on qualified contracts, withdrawals made for purposes of satisfying the required minimum distribution for a Contract that exceed the applicable withdrawal benefit payment will be deemed excess withdrawals. (See Required Minimum Distribution, below.)
For examples showing the effect of excess withdrawals under the GMWB 1 Rider, please see Appendix B.
Required Minimum Distributions (RMD)
Tax-qualified Contracts are subject to certain federal tax rules requiring that RMD be taken on a calendar year basis (i.e., compared to a contract year basis), usually beginning after age 70 1/2.
If your GMWB rider was issued before March 25, 2008, withdrawals made to satisfy RMD for your Contract may exceed one or both of your available annual withdrawal benefit payments. Any such excess withdrawal will have an immediate negative effect on one or both of the remaining withdrawal benefit bases at the time of the excess withdrawal and will have a negative effect on one or both of the withdrawal benefit bases (and, as a result, withdrawal benefit payments) at the next contract anniversary. See Excess Withdrawals, above.
If your GMWB rider was issued on or after March 25, 2008 and if you are eligible for and enroll in our RMD Program for GMWB Riders, a withdrawal made to satisfy RMD for the Contract (an “RMD amount”) that exceeds a withdrawal benefit payment for that contract year will NOT be deemed an excess withdrawal.
RMD Program. Eligibility in the RMD Program for GMWB Riders is determined by satisfaction of the following requirements:
•	your Contract was issued on or after March 25, 2008;

•	your Contract may not have the Enhanced Death Benefit Rider;

•	the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of the Internal Revenue Code is based only on this Contract (the “RMD amount”); and

•	you have elected scheduled withdrawal payments.

NOTE	: Although enrollment in the RMD Program for GMWB Riders does not prevent you from making an unscheduled withdrawal, an unscheduled withdrawal will cause you to lose the RMD Program protections for the remainder of the contract year. This means that any withdrawals (scheduled or unscheduled) that exceed applicable withdrawal benefit payments will be treated as excess withdrawals, even if the purpose is to take the RMD amount. You will automatically be re-enrolled in the RMD Program for GMWB Riders on your next contract anniversary.

38

We reserve the right to modify or eliminate the RMD Program for GMWB Riders; e.g., if there is a change to the Internal Revenue Code or Internal Revenue Service rules or interpretations relating to RMD, including the issuance of relevant IRS guidance. We will send you at least 30 days advance notice of any change in or elimination of the RMD Program for GMWB Riders. Any modifications or elimination of the RMD Program for GMWB Riders will take effect after notice. If we exercise our right to modify or eliminate the RMD Program for GMWB Riders, then any withdrawal in excess of a withdrawal benefit payment after the effective date of the program’s modification or elimination will be deemed an excess withdrawal.
More information regarding our RMD Program for GMWB Riders may be obtained from your registered representative or by calling us at 1-800-852-4450.
Effect of Withdrawals
See GMWB Overview, above, for general information about the effect of withdrawals on your Contract accumulated value. The rider does not require you to take an available withdrawal benefit payment. If you want to take advantage of the rider’s GMWB Bonus features, you must defer taking withdrawals during the GMWB Bonus period.
If you elect not to take an available withdrawal benefit payment, that amount will not be carried forward to the next contract year.
Each time you take a withdrawal, it is reflected immediately in the remaining withdrawal benefit base for each of the withdrawal options and is reflected on the next contract anniversary in the withdrawal benefit base for each of the withdrawal options. Any withdrawals that exceed the available withdrawal benefit payments for either withdrawal option are excess withdrawals. See Excess Withdrawals for information about the negative effect of excess withdrawals.
Effect of the Accumulated Value Reaching Zero under the Rider
In the event that the accumulated value of your Contract reduces to zero, you must elect either
•	the Investment Back withdrawal option (only available if the Investment Back remaining withdrawal benefit base is greater than zero).

•	the For Life withdrawal option (only available if the For Life withdrawal benefit base is greater than zero).
The For Life withdrawal option allows you to spread your withdrawal benefit payments over your lifetime. The Investment Back withdrawal option provides a faster pay out of withdrawal payment benefits.
We will pay the withdrawal benefit payments under the withdrawal option you have elected as follows:
•	If you elect the Investment Back withdrawal option, you will receive fixed scheduled payments each year in the amount of the Investment Back withdrawal benefit payment until the Investment Back remaining withdrawal benefit base is zero. If there is any Investment Back remaining withdrawal benefit base at the time of your death, we will continue payments as described in GMWB Death Provision below.

•	If you elect the For Life withdrawal option, you will receive fixed scheduled payments each year in the amount of the For Life withdrawal benefit payment, until the later of
–	the date the For Life remaining withdrawal benefit base is zero; or

–	the date of your death (annuitant’s death if the owner is not a natural person).
If there is any For Life remaining withdrawal benefit base at the time of your death, we will continue payments as described in GMWB Death Provision below.

NOTE:	In the event that the Contract accumulated value reduces to zero, the withdrawal benefit payments elected above will continue, but all other rights and benefits under this rider and the Contract (including the death benefits) will terminate, and no additional premium payments will be accepted.
We will send you prior written notice whenever reasonably feasible if your accumulated value is approaching zero.
The Effect of Reaching Accumulated Value Reaching Zero is different under the GMWB 2 Rider. Please see the discussion under the GMWB 2 Rider for more information.
Effect of Reaching the Maximum Annuitization Date under the Rider
On or before the maximum annuitization date, you must elect one of the Contract or rider payment options described below.
1. Contract payment options:
•	Payments resulting from applying the accumulated value to an annuity benefit payment option.

39

•	Payment of the accumulated value as a single payment.
2. GMWB payment options:
•	You may elect the Investment Back withdrawal option and receive fixed scheduled payments each year in the amount of the Investment Back withdrawal benefit payment, until the Investment Back remaining withdrawal benefit base is zero. If there is any Investment Back remaining withdrawal benefit base at the time of your death (death of the first annuitant to die if the owner is not a natural person), we will continue payments as described in GMWB Death Provision below.
•	You may elect the For Life withdrawal option and receive fixed scheduled payments each year in the amount of the For Life withdrawal benefit payment, until the later of
–	the date the For Life remaining withdrawal benefit base is zero; or

–	the date of your death (the death of the first annuitant to die if the owner is not a natural person).
If there is any For Life remaining withdrawal benefit base at the time of your death, we will continue payments as described in GMWB Death Provision below.
The For Life withdrawal option allows you to spread your withdrawal benefit payments over your lifetime. The Investment Back withdrawal option provides a faster pay out of rider withdrawal benefit payments.
We will send you written notice at least 30 days prior to the maximum annuitization date and ask you to select one of the available payment options listed above. If we have not received your election as of the maximum annuitization date, we will automatically apply your Contract accumulated value to an annuity benefit payment option as described in THE CONTRACT — The Annuitization Period, Annuity Benefit Payment Options.
GMWB Bonus
On each of the first five contract anniversaries following the rider effective date, we will credit a bonus of 5% of premium payments as of the contract anniversary (“GMWB Bonus”) to the withdrawal benefit base and the remaining withdrawal benefit base for each withdrawal option provided that you have not taken any withdrawals since the rider effective date.
The GMWB Bonus is no longer available after the earlier of
•	the fifth contract anniversary following the rider effective date; or

•	the date you take a withdrawal following the rider effective date.

NOTE:	The GMWB Bonus is used only for purposes of calculating the withdrawal benefit bases and the remaining withdrawal benefit bases. It is not added to your Contract accumulated value.
For an example of how the GMWB Bonus works under the GMWB 1 Rider, please see Appendix B.
The GMWB Bonus feature is different under the GMWB 2 Rider. Please see the discussion under the GMWB 2 Rider for more information.
GMWB Step-Up
Beginning with the fifth contract anniversary after the rider effective date, if your accumulated value is greater than the Investment Back remaining withdrawal benefit base, you may elect to increase (“Step-Up”) the withdrawal benefit bases and remaining withdrawal benefit bases. The GMWB Step-Up resets the withdrawal benefit base and increases the remaining withdrawal benefit base for both the For Life and Investment Back withdrawal options to your accumulated value on the most recent contract anniversary.
To elect the GMWB Step-Up, you must notify us within 30 days after your fifth contract anniversary following the rider effective date. If you do not elect to Step-Up at that time, you are eligible to take a GMWB Step-up election within the 30-day period following any subsequent contract anniversary, based on the Contract accumulated value on that contract anniversary. Once you have elected to Step-Up, you must wait five contract years to make another Step-Up.
By electing a GMWB Step-Up, you agree to accept the then current rider charge. If you do not elect a GMWB Step-Up, the charge for this rider will not change.
If your surviving spouse continues your Contract with this rider attached (see Spousal Continuation, below), your surviving spouse may elect a special GMWB Step-Up at the time of making the spousal election. Following the special GMWB Step-Up, the Step-Up feature will continue in accordance with this rider, and your surviving spouse will be charged the then current rider charge. If your surviving spouse does not elect the special GMWB Step-Up, the Step-Up feature will continue according to the terms of the rider, and the charge for the rider will not change.
If your rider has an effective date on or after June 15, 2008, it will provide that (1) if your Investment Back remaining withdrawal benefit base reduces to zero, your rider is no longer eligible for any future Step-Ups of the remaining

40

withdrawal benefit bases under either withdrawal option, even if you make subsequent premium payments; and (2) the surviving spouse special Step-Up provision is no longer available.
For an example of how the GMWB 1 Rider Step-Up works, please see Appendix B.
The GMWB Step-Up feature is different under the GMWB 2 Rider. Please see the discussion under the GMWB 2 Rider for more information.
GMWB Investment Options
The GMWB investment options are shown in Appendix D. While a GMWB rider is in effect, the investment options you may select are limited. We have limited the investment options available under a GMWB rider in order to support the rider’s guarantees with balanced investment objectives. If your investment goal is aggressive growth, a GMWB rider may not be appropriate for you. It is your responsibility to select your GMWB investment option. You may wish to ask your financial advisor to assist you in making your selection.
As described in Appendix D, the GMWB investment options include the GMWB Select Models and the Self-Build Models (collectively, the “Models”). We developed the Models to support the GMWB rider’s guarantees. We will automatically re-balance your Separate Account division accumulated value each calendar quarter to match the allocation percentages of your chosen GMWB Select Model or the allocation percentages you set in your GMWB Self-Build Model. The Models are static, and we are not responsible for updating them or reviewing them to make sure that the investment portfolios that comprise a Model and/or their allocation percentages remain appropriate for that Model. You may wish to contact your financial advisor from time to time to discuss whether your selections remain appropriate for your needs.
We reserve the right to modify the GMWB investment options, subject to compliance with applicable regulations and prior notice to you.
GMWB Death Provision
When the Accumulated Value is Greater than Zero. The following table illustrates the various situations and the resulting outcomes if your accumulated value is greater than zero at your death.

If you die and	And	Then
You are the sole owner	Your spouse is not	The primary beneficiary(ies) must elect one of the following:
	named as a primary	a. receive the death benefit under the Contract*; or
	beneficiary	b. receive the Investment Back remaining withdrawal benefit base as a series of payments.**

Upon your death, only your beneficiary(ies)’s right to the above-selected payments will continue; all other rights and benefits under the rider and Contract will terminate.

You are the sole owner	Your spouse is	Your spouse must
	named as a primary beneficiary	a. continue the contract with or without this rider as set forth below in “Spousal Continuation”; or
b. elect one of the following:
• receive the death benefit under the Contract*;
• receive the Investment Back remaining withdrawal benefit base as a series of payments.**
All other primary beneficiaries must elect one of the options listed above in b.

Unless your spouse elects to continue the contract with this rider, only your spouse’s and beneficiary(ies)’s right to the above-selected payments will continue; all other rights and benefits under the rider and Contract will terminate.

You are a joint owner	The surviving joint	The surviving owner must elect one of the following:
	owner is not your	a. receive the death benefit under the Contract*; or
	spouse	b. receive the Investment Back remaining withdrawal benefit base as a series of payments.**

Upon your death, only the surviving owner’s right to the above-selected payments will continue; all other rights and benefits under the rider and Contract will terminate.

You are a joint owner	The surviving joint	Your spouse must
	owner is your spouse	a. continue the contract with or without this rider as set forth below in “Spousal Continuation”; or
b. elect one of the following:
• receive the death benefit under the Contract*;
• receive the Investment Back remaining withdrawal benefit base as a series of payments.**

Unless the surviving spouse owner elects to continue the contract with this rider, upon your death, only your spouse’s right to the above-selected payments will continue; all other rights and benefits under the rider and Contract will terminate.

You are the annuitant	The owner is not a	The primary beneficiary(ies) must elect one of the following:
	natural person	a. receive the death benefit under the Contract*; or
b. receive the Investment Back remaining withdrawal benefit base as a series of payments.**

Upon your death, only the beneficiary(ies)’ right to the above-selected payments will continue; all other rights and benefits under the rider and Contract will terminate.

*	Please see THE CONTRACT — Death Benefit for an explanation of the Contract’s death benefit and payment options available for the Contract’s death benefit.

**	We will make payments in an amount and frequency acceptable to us. If a surviving owner or beneficiary chooses a periodic payment, it must be at least $100 per payment until the Investment Back remaining withdrawal benefit base is zero.

The GMWB Death Provision is different under the GMWB 2-SL/JL Rider. Please see the discussion under the GMWB 2 Rider for more information.

41

When the Accumulated Value is Zero. The following table illustrates the various situations and the resulting outcomes if your Contract accumulated value is zero at your death but the rider still has value.

If you die and	And	And	Then
You are the sole owner	—	You elected the For Life withdrawal option*	We will continue payments to your beneficiary(ies) according to the schedule established when you made your election until the For Life remaining withdrawal benefit base reduces to zero.

You are the sole owner	—	You elected the Investment Back withdrawal option*	We will continue payments to your beneficiary(ies) according to the schedule established when you made your election until the Investment Back remaining withdrawal benefit base reduces to zero.

You are a joint owner	—	You elected the For Life withdrawal option*	We will continue payments to the surviving joint owner according to the schedule established when you made your election until the For Life remaining withdrawal benefit base reduces to zero.

Upon the surviving joint owner’s death, we will continue payments to the beneficiary(ies) according to the schedule established when you made your election until the For Life remaining withdrawal benefit base reduces to zero.

You are a joint owner	—	You elected the Investment Back withdrawal option*	We will continue payments to the surviving joint owner according to the schedule established when you made your election until the Investment Back remaining withdrawal benefit base reduces to zero.

Upon the surviving joint owner’s death, we will continue payments to the beneficiary(ies) according to the schedule established when you made your election until the Investment Back remaining withdrawal benefit base reduces to zero.

You are an annuitant	The owner is not a natural person	The owner elected the For Life withdrawal option*	We will continue payments to the owner’s beneficiary(ies) according to the schedule established when the owner made its election until the For Life remaining withdrawal benefit base reduces to zero.

You are an annuitant	The owner is not a natural person	The owner elected the Investment Back withdrawal option*	We will continue payments to the owner’s beneficiary(ies) according to the schedule established when the owner made its election until the Investment Back remaining withdrawal benefit base reduces to zero.

*	Please see Effect of the Accumulated Value Reaching Zero, above, for details regarding election of the For Life withdrawal option or the Investment Back withdrawal option.
Spousal Continuation
If you die while this rider is in effect and if your surviving spouse elects to continue the Contract in accordance with its terms, the surviving spouse may also elect to continue this rider if
1.	the Contract accumulated value is greater than zero;

2.	the Contract and this rider have not been previously continued; and

3.	your spouse is either
a.	your primary beneficiary, if you were the sole owner; or

b.	the surviving joint owner, if there were joint owners.
If your spouse elects to continue the contract with this rider, your spouse may take withdrawals under the Investment Back withdrawal option until the Investment Back remaining withdrawal benefit base reduces to zero. The For Life withdrawal option terminates upon your death. All other provisions of this rider will continue as in effect on the date of your death.
If your spouse elects to continue the Contract without this rider, this rider and all rights, benefits and charges under this rider will terminate and cannot be reinstated.

NOTE:	Although spousal continuation may be available under federal tax laws for a subsequent spouse, this rider may be continued one time only.
The GMWB Spousal Continuation feature is different under the GMWB 2 Rider. Please see the discussion under the GMWB 2 Rider for more information.
Effect of Divorce on the Rider
Generally, in the event of a divorce, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of this rider while the former spouse will no longer have any such rights or be entitled to any benefits under this rider. If you take a withdrawal to satisfy a court order to pay a portion of the Contract to your former spouse, any portion of such withdrawal that exceeds the available withdrawal benefit payments will be deemed an excess withdrawal under this rider.

42

Termination and Reinstatement of the Rider
You may not terminate this rider prior to the 5th contract anniversary following the rider effective date.
We will terminate this rider upon the earliest to occur of
•	the date you send us notice to terminate the rider (after the 5th contract anniversary following the rider effective date). This will terminate the rider, not the Contract.

•	the date you fully annuitize, fully surrender or otherwise terminate the Contract.

•	the date the Investment Back remaining withdrawal benefit base and the For Life withdrawal benefit base are both zero.

•	the date any portion of your Contract accumulated value is invested in investment options not included in the GMWB investment options.

•	the date the contract owner is changed (annuitant is changed if the owner is not a natural person), except a change in owner due to a spousal continuation of the rider as described above in “Spousal Continuation”.

•	the date your surviving spouse elects to continue the Contract without this rider.
If this rider terminates for any reason other than full surrender of the Contract, this rider may not be reinstated.
If you surrender the Contract with this rider attached and the Contract is later reinstated, this rider also must be reinstated. At the time this rider is reinstated, we will deduct rider fees scheduled during the period of termination and make any other adjustments necessary to reflect any changes in the amount reinstated and the contract accumulated value as of the date of termination.
The GMWB Termination and Reinstatement feature is different under the GMWB 2-SL/JL Rider. Please see the discussion under the GMWB 2 Rider for more information.
GMWB 2 RIDER (INVESTMENT PROTECTOR PLUS 2 RIDER)
Overview
We currently are issuing two versions of the GMWB 2 rider. One version, GMWB 2-SL, provides for only “Single Life” For Life withdrawal benefit payments; the second version, GMWB 2-SL/JL, differs from the first in only one respect — it permits an election of “Joint Life” For Life withdrawal benefit payments in lieu of “Single Life” withdrawal benefit payments. We treat your GMWB 2 rider as the GMWB 2-SL/JL version if the “Joint Life” provisions have been approved in your state as of your rider effective date. We issued a version of the GMWB 2 rider before January 21, 2008 which did not contain the “Joint Life” provisions and which differed in five other respects from the current version of the GMWB 2 rider. These differences are identified in the discussion below of the differences between the GMWB 2 rider and the GMWB 1 rider.
To help you better understand the various features of the GMWB 2 rider and to demonstrate how premium payments received and withdrawals taken from the Contract affect the values and benefits under the rider, we have provided several examples in Appendix C.
There are a few important differences and many similarities between the GMWB 2 rider and the GMWB 1 rider. We note the circumstances under which each rider may be most appropriate for you above under the caption, “GMWB (Investment Protector Plus) Riders — GMWB Overview,” and provide at the end of the discussion of GMWB riders in this prospectus a chart that compares their features. Except as noted below, the comparable provisions of the GMWB 2 rider and the GMWB 1 rider are in substance the same, and we refer you to the discussion of those provisions under the caption, “GMWB 1 Rider (Investment Protector Plus Rider).”
The important differences between the current versions of the GMWB 2 rider and the GMWB 1 rider are:
Annual rider charge. The GMWB 2 rider has a maximum annual rider charge (1.00% of the Investment Back withdrawal benefit base) that is greater than the GMWB 1 rider maximum annual rider charge (0.85% of the Investment Back remaining withdrawal benefit base); the current annual rider charges are 0.75% for the GMWB 2 rider and 0.60% for the GMWB 1 rider.
Minimum age. The GMWB 2 rider has a minimum age requirement of 45 years; the GMWB 1 rider has no minimum age requirement.
Bonus feature. The GMWB 2 rider has a Bonus feature (described below) that credits 7%, 6% and 5% of premium payments to the withdrawal benefit base and the remaining withdrawal benefit base for each withdrawal option on the first three contract anniversaries following the effective date of the rider; the GMWB 1 rider has a Bonus feature that similarly credits 5% of premium payments on the first five contract anniversaries.

43

Step-Up feature. The GMWB 2 rider has a Step-Up feature (described below) that is automatic and applies annually; the GMWB 1 rider has a Step-Up feature that must be elected by the owner and applies at five-year intervals.
For Life withdrawal benefit payment percentages. The GMWB 2 rider has a tiered “Single Life” For Life withdrawal benefit arrangement with withdrawal benefit payment percentages ranging from 3.50% to 6.50% depending on age at first withdrawal; if you have the GMWB 2-SL/JL rider, “Joint Life” For Life withdrawal benefit payment percentages are also available ranging from 3.0% to 6.0% depending on age at first withdrawal (as described below with respect to the “Single Life” and “Joint Life” election); the GMWB 1 rider has a flat 5% withdrawal benefit payment percentage that applies at all ages.
Spousal continuation. The GMWB 2-SL/JL rider provides that both the Investment Back and the For Life withdrawal options are available to an eligible spouse who continues the Contract with the rider; the GMWB 1 rider and the GMWB 2 -SL rider make available only the Investment Back withdrawal benefit under such circumstances.
We discuss in more detail below the GMWB Bonus feature, GMWB Step-Up feature, For Life withdrawal benefit payment provisions and spousal continuation provisions of the GMWB 2 riders and two changes to the Termination and Reinstatement provision of the GMWB 2 riders that were made in conjunction with the For Life withdrawal benefit payment changes.
The GMWB 2-SL/JL rider and the GMWB 1 rider (effective date on or after June 15, 2008) provide that the remaining withdrawal benefit bases are no longer eligible for any future step-ups after reducing to zero. In other versions of the riders, the remaining withdrawal benefit bases continue to be eligible for step-up after reducing to zero.
GMWB Bonus
The GMWB 2 rider Bonus feature differs from the GMWB 1 Bonus feature. Under the GMWB 1 Bonus feature, we credit 5% of premium payments to the withdrawal benefit base and the remaining withdrawal benefit base for each withdrawal option on the first five contract anniversaries provided you have not taken any withdrawals since the rider effective date.
Under the GMWB 2 rider Bonus feature, on each of the first three contract anniversaries following the rider effective date, we will credit a bonus (“GMWB 2 Bonus”) to the withdrawal benefit base and the remaining withdrawal benefit base for each withdrawal option provided you have not taken any withdrawals since the rider effective date.
The GMWB 2 Bonus is equal to the total of all premium payments made prior to the applicable contract anniversary multiplied by the applicable percentage shown in the chart below. If the contract date and the rider effective date are different, the GMWB 2 Bonus is equal to the contract accumulated value on the rider effective date plus premium payments made between the rider effective date and the contract anniversary, multiplied by the applicable percentage shown in the chart below.

Contract Anniversary
following the	GMWB Bonus
rider effective date	Percentage
1	7.00%
2	6.00%
3	5.00%
The GMWB 2 Bonus is no longer available after the earlier of
•	the third contract anniversary following the rider effective date; or

•	the date you take a withdrawal following the rider effective date.

NOTE:	The GMWB 2 Bonus is used only for purposes of calculating the withdrawal benefit bases and the remaining withdrawal benefit bases of the withdrawal options. The GMWB 2 Bonus is not added to your accumulated value.
GMWB Step-Up
The GMWB 2 rider Step-Up feature differs from the GMWB 1 rider Step-Up feature. The GMWB 2 Step-Up is automatic and applies annually; the GMWB 1 Step-Up must be elected by the owner and applies at five-year intervals. Under the GMWB 2 rider, unless an owner opts out of the automatic Step-Up, the rider charge will increase if our then current rider charge is higher than when the rider was purchased. The rider charge will never be greater than the maximum GMWB 2 rider charge (1.00% of the Investment Back withdrawal benefit base).

44

The GMWB 2 rider Step-Up feature operates as follows. On each contract anniversary following the rider effective date, you are eligible for a GMWB 2 Step-Up if you satisfy the following requirements:
1.	the contract anniversary occurs before the later of
a.	the contract anniversary following the date the oldest owner (oldest annuitant if the owner is not a natural person) attains age 80; or

b.	ten years after the rider effective date;
2.	you have not declined any increases in the rider charge;

3.	you have not fully annuitized the Contract; and

4.	if your rider is GMWB 2-SL/JL, the remaining withdrawal benefit base has not reduced to zero during the life of the rider
We determine eligibility for a GMWB Step-Up of the withdrawal benefit base and remaining withdrawal benefit base for each withdrawal option separately. You are eligible for a GMWB Step-Up of the withdrawal benefit base if you meet the first three requirements and for a GMWB Step-Up in the remaining withdrawal benefit base if you meet all four requirements. If you fail to meet the fourth requirement for GMWB 2-SL/JL (i.e., if the remaining withdrawal benefit base for a withdrawal option reduces to zero), that remaining withdrawal benefit base is no longer eligible for any future GMWB Step-Ups, even if you (or your surviving spouse who continues the Contract with this rider) make subsequent premium payments.
If you satisfy the eligibility requirements on a contract anniversary, we will Step-Up the applicable withdrawal benefit base and remaining withdrawal benefit base to your accumulated value on that contract anniversary. We will not reduce your withdrawal benefit base or remaining withdrawal benefit base if your accumulated value on a contract anniversary is less than a withdrawal benefit base or remaining withdrawal benefit base.
If you are eligible for a GMWB Step-Up to a withdrawal benefit base or remaining withdrawal benefit base, you will be charged the then current rider charge. You may choose to opt out of the GMWB Step-Up feature of this rider if the charge for your rider will increase. We will send you advance notice if the charge for your rider will increase in order to give you the opportunity to opt out of the GMWB Step-Up feature. Once you opt out, the GMWB Step-Up feature can not be added back to the rider.
Under GMWB 2-SL, a surviving spouse who continues the Contract with this rider attached may elect a special GMWB Step-Up at the time of making the spousal continuation. The special GMWB Step-Up is only available if you did not previously opt out of the GMWB Step-Up feature. If your spouse elects the special GMWB Step-Up, we will Step-Up the applicable remaining withdrawal benefit base and withdrawal benefit base to your accumulated value as of the date the spousal continuation election is received by us in good order. Following the special GMWB Step-Up, the Step-Up feature will continue according to the terms of this rider and your surviving spouse will be charged the then current rider charge. If your surviving spouse continues your Contract with this rider attached and does not elect the special GMWB Step-Up, the Step-Up feature will continue according to the terms of this rider.
For Life Withdrawal Benefit Payments
The GMWB 2 rider contains For Life withdrawal benefit payments that differ from those provided by the GMWB 1 rider.
Under the GMWB 2-SL rider, For Life withdrawal benefit payments are “Single Life.”
Under the GMWB 2-SL/JL rider, For Life withdrawal benefit payments are automatically calculated as “Single Life” unless you provide notice and good order instructions to select “Joint Life” For Life withdrawal benefit payments. If eligible, you may elect “Joint Life” For Life withdrawal benefit payments anytime on or before your first withdrawal following the rider effective date. Once you take this first withdrawal, you cannot change your election of “Single Life” or “Joint Life” For Life withdrawal benefit payment under the GMWB 2-SL/JL rider, regardless of any change in life events.
GMWB 2 “Single Life” For Life withdrawal benefit payments. “Single Life” For Life withdrawal benefit payments are based on one covered life. The covered life for “Single Life” is
a.	the owner if there is only one owner;

b.	the annuitant if the owner is not a natural person;

c.	the youngest joint owner if there are joint owners; or

d.	the youngest annuitant if there are joint annuitants and the owner is not a natural person.
In addition, the covered life must satisfy this rider’s issue age requirements on the date the covered life is designated in accordance with the terms of this rider.

45

“Single Life” For Life withdrawal benefit payments may be taken until the earlier of the date of the death of the first owner to die (first annuitant, if applicable) or the date the For Life withdrawal benefit base reduces to zero.
GMWB 2-SL/JL “Joint Life” For Life withdrawal benefit payments. “Joint Life” For Life withdrawal benefit payments are based on two covered lives. You may only elect “Joint Life” For Life withdrawal benefit payments if there are two eligible covered lives. There can be no more than two covered lives. The “Joint Life” election is not available if the owner is not a natural person.
The covered lives for “Joint Life” are
a.	if there is only one owner, the owner and the owner’s spouse, provided the spouse is named as a primary beneficiary; or

b.	the joint owners, provided the joint owners are each other’s spouse.

NOTE 1:	For purposes of this rider, “spouse” means the person who is recognized as the owner’s spouse and eligible to make a spousal election under federal tax laws.

NOTE 2:	At the time a covered life is designated, that covered life must satisfy this rider’s issue age requirements on the date the covered life is designated.
“Joint Life” For Life withdrawal benefit payments will continue until the earlier of the date of the death of the last covered life to die or the date the “For Life” withdrawal benefit base reduces to zero.
Calculating the For Life Withdrawal Benefit Payment. The For Life withdrawal benefit payment percentage depends on whether you have elected “Single Life” or “Joint Life”.
•	If “Single Life” For Life withdrawal benefit payments are elected:

Age of Covered Life	For Life Withdrawal
at First Withdrawal	Benefit Payment Percentage
45-49	3.50%
50-54	4.00%
55-59	4.50%
60-69	5.00%
70-74	5.50%
75-79	6.00%
80+	6.50%
•	If “Joint Life” For Life withdrawal benefit payments are elected:

Age of Younger
Covered Life	For Life Withdrawal
at First Withdrawal	Benefit Payment Percentage
45-49	3.00%
50-54	3.50%
55-59	4.00%
60-69	4.50%
70-74	5.00%
75-79	5.50%
80+	6.00%
Because the For Life withdrawal benefit payments are tiered based on the age of the younger covered life at the time of the first withdrawal, you should carefully choose when you take the first withdrawal following the rider effective date. Once a withdrawal is taken, the For Life withdrawal percentage is locked in for the life of this rider. In addition, when you take your first withdrawal, your election of “Single Life” or “Joint Life” remains locked in and cannot be changed. For example, if you have elected “Joint Life” For Life withdrawal benefit payments under GMWB 2-SL/JL and take the first withdrawal when the younger covered life is age 46, your For Life withdrawal benefit payment percentage will be locked in at 3.00% for the remaining life of this rider and cannot be changed.

46

Covered Life Change under GMWB 2-SL. Any ownership change (annuitant change if the owner is not a natural person) before the annuitization date will result in termination of this rider, except for a change in owner due to a spousal continuation of the rider as described above in “Spousal Continuation” under GMWB 1.
Covered Life Change under GMWB 2-SL/JL. Any ownership, beneficiary designation or other contract or rider change before the annuitization date which would cause a change in a covered life (a “Change”) will result in termination of this rider, except for the following permissible Changes:
1.	Spousal continuation of this rider as described below in “Spousal Continuation.”

2.	If withdrawals have not been taken and you have not previously elected to continue this rider as provided in “Spousal Continuation,” then
a.	you may add a joint owner or primary beneficiary to your Contract as a covered life, provided that the new joint owner or primary beneficiary is an eligible covered life as set forth above.

b.	you may remove a joint owner or primary beneficiary as a covered life.

c.	the For Life withdrawal benefit payment percentage will be based on the age of the covered lives and will lock in at the percentage applicable on the date of your first withdrawal.
3.	If withdrawals have been taken and you have locked in “Single Life” For Life withdrawal benefit payments, then
a.	you may remove a joint owner as a covered life;

b.	you may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of this rider.

c.	The For Life withdrawal benefit payment percentage will remain locked at the percentage applicable on the date of your first withdrawal and will not be reset to reflect the removal of the covered life. For Life withdrawal benefit payments will cease upon your death.
4.	If withdrawals have been taken and you have locked in “Joint Life” For Life withdrawal benefit payments, then
a.	you may remove a joint owner or primary beneficiary as a covered life;

b.	you may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of this rider.

c.	the For Life withdrawal benefit payment percentage will remain locked at the percentage applicable on the date of your first withdrawal and will not be reset to reflect the removal of the covered life. For Life withdrawal benefit payments will cease upon your death.
5.	If you have previously elected to continue this rider as provided in “Spousal Continuation”, then you may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of this rider.
No Change is effective until approved by us in writing. Upon our approval, the Change is effective as of the date you signed the notice requesting the Change.
An assignment of the Contract or this rider shall be deemed a request for a Change. If the Change is not one of the above permissible Changes, this rider will be terminated as of the date of the assignment.
Effect of the Accumulated Value Reaching Zero under the Rider
The effect of the accumulated value reaching zero is the same as with the GMWB 1 rider, except as follows:
•	If you have taken withdrawal benefit payments prior to the accumulated value reaching zero, your For Life withdrawal option is either “Joint Life” or “Single Life”, depending on your election at the time of your first withdrawal.

•	If you have not taken withdrawal benefit payments prior to the accumulated value reaching zero, you must elect either
–	the “Single Life” For Life withdrawal option: you will receive fixed scheduled payments each year in the amount of the For Life withdrawal benefit payment, until the later of
•	the date the For Life remaining withdrawal benefit base is zero; or

•	the date of your death (annuitant’s death if the owner is not a natural person).
–	the “Joint Life” For Life withdrawal option; you will receive fixed scheduled payments each year in the amount of the For Life withdrawal benefit payment, until the later of
•	the date the For Life remaining withdrawal benefit base is zero; or

•	the date of the death of the last covered life to die.
If there is any For Life remaining withdrawal benefit base at the time of your death, we will continue payments as described in GMWB Death Provision below.
Death Provisions when the Contract’s accumulated value is zero
The death provisions for the GMWB 2-SL rider are the same as GMWB 1, described above.

47

The GMWB 2-SL/JL rider’s death provisions differ from GMWB 2-SL because of the availability of either “Single Life” or “Joint Life” For Life withdrawal benefit payments. The following table illustrates the various fact situations and the resulting outcomes associated with your death if the Contract’s accumulated value is zero at your death.

If you die and	And	And	Then
You are the sole owner	—	You elected the “Single Life” For Life withdrawal option*	We will continue payments to your beneficiary(ies) according to the schedule established when you made your election until the For Life remaining withdrawal benefit base reduces to zero.

You are the sole owner	—	You elected the “Joint Life” For Life withdrawal option*	We will continue payments to the surviving covered life according to the schedule established when you made your election until the date of the surviving covered life’s death.

Upon the surviving covered life’s death, we will continue payments to your beneficiary(ies) according to the schedule established when you made your election until the For Life remaining withdrawal benefit base reduces to zero.

You are the sole owner	—	You elected the Investment Back withdrawal option*	We will continue payments to your beneficiary(ies) according to the schedule established when you made your election until the Investment Back remaining withdrawal benefit base reduces to zero.

You are a joint owner	—	You elected the “Single Life” For Life withdrawal option*	We will continue payments to the surviving joint owner according to the schedule established when you made your election until the For Life remaining withdrawal benefit base reduces to zero.

Upon the surviving joint owner’s death, we will continue payments to your beneficiary(ies) according to the schedule established when you made your election until the For Life remaining withdrawal benefit base reduces to zero.

You are a joint owner	—	You elected the “Joint Life” For Life withdrawal option*	We will continue payments to the surviving covered life according to the schedule established when you made your election until the date of the surviving covered life’s death.

Upon the surviving covered life’s death, we will continue payments to your beneficiary(ies) according to the schedule established when you made your election until the For Life remaining withdrawal benefit base reduces to zero.

You are a joint owner	—	You elected the Investment Back withdrawal option*	We will continue payments to the surviving joint owner according to the schedule established when you made your election until the Investment Back remaining withdrawal benefit base reduces to zero.

Upon the surviving joint owner’s death, we will continue payments to your beneficiary(ies) according to the schedule established when you made your election until the Investment Back remaining withdrawal benefit base reduces to zero.

You are an annuitant	The owner is not a natural person	The owner elected the “Single Life”For Life withdrawal option*	We will continue payments to the owner’s beneficiary(ies) according to the schedule established when the owner made its election until the For Life remaining withdrawal benefit base reduces to zero.

You are an annuitant	The owner is not a natural person	The owner elected the Investment Back withdrawal option*	We will continue payments to the owner’s beneficiary(ies) according to the schedule established when the owner made its election until the Investment Back remaining withdrawal benefit base reduces to zero.

*	Please see “GMWB 2-SL/JL Effect of Accumulated Value Reaching Zero” for details regarding election of the For Life withdrawal option or the Investment Back withdrawal option.

NOTE:	The “Joint Life” For Life withdrawal option is not available if the owner is a not a natural person.
Termination and Reinstatement
The termination and reinstatement provisions of the GMWB 2 rider and the GMWB 1 rider are the same in most respects. The GMWB 2-SL/JL rider differs in two respects from the GMWB 2-SL rider and the GMWB 1 rider. The GMWB 2-SL/JL rider provides two additional situations in which we will terminate the rider: (1) if the Investment Back remaining withdrawal benefit base is zero and there are no eligible covered lives and (2) if you make an impermissible change in a covered life. These provisions do not appear in the GMWB 2-SL rider or in the GWMB 1 rider.
Spousal Continuation
The provisions of the GMWB 2-SL/JL rider that deal with spousal continuation are substantially the same as those of the GMWB 1 rider and the GMWB 2-SL rider. The only difference of significance is that the GMWB 2-SL/JL rider provides that both the Investment Back and the For Life withdrawal options are available to an eligible spouse who continues the

48

Contract with the rider while the other riders make available only the Investment Back withdrawal options under such circumstances.
The following table illustrates the various changes and the resulting outcomes associated with continuation of the GMWB 2-SL/JL rider by an eligible surviving spouse.

If you die and	And	And	Then if your spouse continues this rider
No withdrawals have been taken since the rider effective date	Your spouse meets the minimum issue age requirement	—	Your spouse may take withdrawals under either withdrawal option as follows:

a.   The For Life withdrawal option will be available until the earlier of the death of your spouse or the For Life withdrawal benefit base reduces to zero. For Life withdrawal benefits will automatically be calculated as “Single Life” and your spouse will be the sole covered life. Your spouse may not add a new covered life or elect “Joint Life”. The For Life withdrawal benefit percentage will be based on your spouse’s age and will lock in at the “Single Life” percentage applicable on the date of your spouse’s first withdrawal.

b.   The Investment Back withdrawal option will continue to be available until the Investment Back remaining withdrawal benefit base is zero.

c.   All other provisions of this rider will continue as in effect on the date of your death.

No withdrawals have been taken since the rider effective date	Your spouse does not meet the minimum issue age requirement	—	The For Life withdrawal option terminates upon your death.

Your spouse may take withdrawals under the Investment Back withdrawal option as follows:

a.   The Investment Back withdrawal option will continue to be available until the Investment Back remaining withdrawal benefit base reduces to zero.

b.   All other provisions of this rider will continue as in effect on the date of your death.

Withdrawals have been taken since the rider effective date	You have locked in “Single Life” For Life withdrawal benefits	—	The For Life withdrawal option terminates upon your death.

Your spouse may take withdrawals under the Investment Back withdrawal option as follows:

a.  The Investment Back withdrawal option will continue to be available until the Investment Back remaining withdrawal benefit base reduces to zero.

b.   All other provisions of this rider will continue as in effect on the date of your death

Withdrawals have been taken since the rider effective date	You have locked in “Joint Life” For Life withdrawal benefits	Your spouse is the surviving covered life	Your spouse may take withdrawals under either withdrawal option as follows:

a.   The For Life withdrawal option will continue to be available until the earlier of the death of your spouse or the For Life withdrawal benefit base reduces to zero. For Life withdrawal benefits will continue to be calculated as “Joint Life”. The For Life withdrawal benefit percentage will remain locked in at the “Joint Life” percentage applicable on the date of your first withdrawal and will not be reset to reflect your death.

b.   The Investment Back withdrawal option will continue to be available until the Investment Back remaining withdrawal benefit base reduces to zero.

c.   All other provisions of this rider will continue as in effect on the date of your death.

Withdrawals have been taken since the rider effective date	You have locked in “Joint Life” For Life withdrawal benefits	There is no surviving covered life	The For Life withdrawal option terminates upon your death.

Your spouse may take withdrawals under the Investment Back withdrawal option as follows:

a.   The Investment Back withdrawal option will continue to be available until the Investment Back remaining withdrawal benefit base reduces to zero.

b.   All other provisions of this rider will continue as in effect on the date of your death.

The following table summarizes and compares the features of the GMWB riders.
TABLE COMPARING GMWB RIDERS

Name of Rider	GMWB 1	GMWB 2 - SL	GMWB - SL/JL
Marketing Name	Investment Protector Plus Rider	Investment Protector Plus 2 Rider	Investment Protector Plus 2 Rider

Rider Issue Age	0 – 80	45 – 80	45 – 80

Rider Charge	• Current annual charge is 0.60% of the Investment Back remaining withdrawal benefit base • Maximum annual charge of 0.85%	• Current annual charge is 0.75% of the Investment Back withdrawal benefit base • Maximum annual charge of 1.00%	• Same as GMWB2-SL

Guaranteed Minimum Withdrawal Benefits	• Investment Back • For Life	• Same as GMWB 1	• Same as GMWB 1

49

Name of Rider	GMWB 1	GMWB 2 - SL	GMWB - SL/JL
Annual Withdrawal Limits	• Investment Back - 7% of the Investment Back withdrawal benefit base • For Life — 5% of the For Life withdrawal benefit base	• Investment Back - same as GMWB 1 • For Life — tiered percentage based on age at first withdrawal, beginning at 3.50% and capping at a maximum of 6.50% of the For Life withdrawal benefit base
•    Investment Back - Same as GMWB 1

•    “Single Life” - same as GMWB 2-SL

•     “Joint Life” - tiered percentages based on age at first withdrawal, beginning at 3.00% and capping at a maximum of 6.00% of the For Life withdrawal benefit base

For Life Withdrawal Benefit Payments
•   Single Life only

•    Available theontract anniversary following the date the oldest owner turns 59 1/2 — all withdrawals prior to that contract anniversary are excess withdrawals under the For Life withdrawal option
• Same as GMWB 1 • Same age eligibility restriction as GMWB 1
•    Single Life or Joint Life (your life and the lifetime of your eligible spouse)

•    For Life withdrawal benefit payments default to “Single Life” unless “Joint Life” is elected

•    Same age eligibility restriction as GMWB 1

Termination	• You may terminate this Rider anytime after the 5th contract anniversary following the rider effective date	• Same as GMWB 1	• Same as GMWB 1

GMWB Step-Up
•    Optional GMWB Step-Up that you may elect beginning with the 5th contract anniversary. Once you have elected a GMWB Step-Up, you must wait at least 5 contract years to elect another GMWB Step-Up.

•    Rider effective dates on or after June 15, 2008: the remaining withdrawal benefit bases are not eligible for Step-Ups after the Investment Back remaining withdrawal benefit base reduces to zero, even if additional premium payments are made.

•    Automatic annual GMWB Step-Up available until the later of (a) the Contract Anniversary prior to age 80 or (b) 10 years after the rider effective date.

•    There are no restrictions on Step-Ups of the remaining withdrawal benefit bases after reducing to zero.
• Same as GMWB 2-SL • A remaining withdrawal benefit base under a withdrawal option is not eligible for Step-Up after it reduces to zero, even if additional premium payments are made.

GMWB Bonus	• If no withdrawals are taken, a GMWB Bonus of 5% is applied each year on the contract anniversary for the first 5 years.
•    If no withdrawals are taken, a GMWB Bonus is applied on each contract anniversary as shown below.

•    Year 1 — 7.00% of premium payments

•    Year 2 — 6.00% of premium payments

•    Year 3 — 5.00% of premium payments
• Same as GMWB 2-SL

50

Name of Rider	GMWB 1	GMWB 2 - SL	GMWB - SL/JL
Investment Restrictions	• You must select one of the GMWB investment options; there are no restrictions on allocations to the Fixed Account or DCA Plus Accounts.	• Same as GMWB 1	• Same as GMWB 1

Spousal Continuation
•   At the death of the first owner to die, a spouse who is a joint owner or primary beneficiary may continue the contract with or without this rider

•   Only the Investment Back withdrawal option continues; the For Life withdrawal option terminates without value.
		• Same as GMWB 1 • Same as GMWB 1	• Same as GMWB 1 • The Investment Back withdrawal option continues; the For Life withdrawal option continues for eligible spouses.
FIXED ACCOUNT AND DCA PLUS ACCOUNTS
This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate Account and contains only selected information regarding the fixed account and DCA Plus accounts. The fixed account and the DCA plus accounts are a part of our general account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the fixed account, the DCA plus accounts, and any interest in them, are not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the fixed account and the DCA plus accounts. However, disclosures relating to them are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Our obligations with respect to the fixed account and DCA Plus accounts are supported by our general account. The general account is the assets of Principal other than those assets allocated to any of our Separate Accounts. Subject to applicable law, we have sole discretion over the assets in the general account. Separate Account expenses are not assessed against any fixed account or DCA Plus account values. You can obtain more information concerning the fixed account and DCA Plus accounts from your registered representative or by calling us at 1-800-852-4450.
We reserve the right to refuse premium payment allocations and transfers from the other investment options to the fixed account and premium payment allocations to the DCA Plus accounts. We will send you a written notice at least 30 days prior to the date we exercise this right. We will also notify you if we lift such restrictions.
FIXED ACCOUNT
The Company guarantees that premium payments allocated and amounts transferred to the Fixed Account earn interest at the interest rate in effect on the date it is received or transferred. This rate applies to each premium payment or amount transferred through the end of the contract year.
Each contract anniversary, we declare a renewal interest rate that applies to the Fixed Account value in existence at that time. This rate applies until the end of the contract year. Interest is earned daily and compounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the Fixed Account accumulated value from which deductions for fees and charges may be made.

NOTE:	We reserve the right to reduce the Fixed Account interest rate by up to 0.60% if you elect the Premium Payment Credit Rider.
Fixed Account Accumulated Value
Your Fixed Account accumulated value on any valuation date is equal to:
•	premium payments or credits allocated to the Fixed Account;

•	plus any transfers to the Fixed Account from the other investment options;

51

•	plus interest credited to the Fixed Account;

•	minus any surrenders or applicable surrender charges or partial annuitizations from the Fixed Account;

•	minus any transfers to the Separate Account.
Fixed Account Transfers, Total and Partial Surrenders
Transfers and surrenders from the Fixed Account are subject to certain limitations. In addition, surrenders from the Fixed Account may be subject to a charge (see GLOSSARY — Surrender Charge).
You may transfer amounts from the Fixed Account to the divisions before the annuitization date and as provided below. The transfer is effective on the valuation date following our receipt of your instructions. You may transfer amounts on either a scheduled or unscheduled basis. You may not make both scheduled and unscheduled Fixed Account transfers in the same contract year.
Unscheduled Fixed Account Transfers. The minimum transfer amount is $100 (or entire Fixed Account accumulated value if less than $100). Once per contract year, within the 30 days following the contract anniversary date, you can:
•	transfer an amount not to exceed 25% of your Fixed Account accumulated value; or

•	transfer up to 100% of your Fixed Account accumulated value if:
–	your Fixed Account accumulated value is less than $1,000; or

–	(a) minus (b) is greater than 1% where:
(a)	is the weighted average of your Fixed Account interest rates for the preceding contract year; and

(b)	is the renewal interest rate for the Fixed Account.
We will inform you if the renewal interest rate falls to that level.
Scheduled Fixed Account Transfers (Fixed Account Dollar Cost Averaging). You may make scheduled transfers on a monthly basis from the Fixed Account to the Separate Account as follows:

•	You may establish scheduled transfers by sending a written request or by telephoning the home office at 1-800-852-4450.

•	Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).

•	If the selected date is not a valuation date, the transfer is completed on the next valuation date.

•	Scheduled transfers are only available if the Fixed Account accumulated value is $5,000 or more at the time the scheduled transfers begin.

•	Scheduled monthly transfers of an amount not to exceed 2% of your Fixed Account accumulated value at the beginning of the contract year or the current Fixed Account accumulated value will continue until the Fixed Account accumulated value is zero or until you notify us to discontinue the transfers.

•	The minimum transfer amount is $100.

•	If the Fixed Account accumulated value is less than $100 at the time of transfer, the entire Fixed Account accumulated value will be transferred.

•	If you stop the transfers, you may not start transfers again without our prior approval.
DOLLAR COST AVERAGING PLUS PROGRAM (DCA PLUS PROGRAM)
Premium payments allocated to the DCA Plus Accounts earn the interest rate in effect at the time each premium payment is received. A portion of your DCA Plus Account accumulated value is periodically transferred (on the 28th of each month) to Separate Account divisions or to the Fixed Account. If the 28th is not a valuation date, the transfer occurs on the next valuation date. The transfers are allocated according to your DCA Plus allocation instructions. Transfers into a DCA Plus Account are not permitted. There is no charge for participating in the DCA Plus Program.

NOTE:	If you elect the Premium Payment Credit Rider, you may not participate in the DCA Plus Program.
DCA Plus Premium Payments
You may enroll in the DCA Plus Program by allocating a minimum premium payment of $1,000 into a DCA Plus Account and selecting investment options into which transfers will be made. Subsequent premium payments of at least $1,000 are permitted. You can change your DCA Plus allocation instructions during the transfer period. Automatic portfolio rebalancing does not apply to DCA Plus Accounts.
DCA Plus premium payments receive the fixed rate of return in effect on the date each premium payment is received by us. The rate of return remains in effect for the remainder of the 6-month or 12-month DCA Plus Program.
Selecting a DCA Plus Account

52

DCA Plus Accounts are available in either a 6-month transfer program or a 12-month transfer program. The 6-month transfer program and the 12-month transfer program generally will have different credited interest rates. You may enroll in both a 6-month and 12-month DCA Plus Program. However, you may only participate in one 6-month and one 12-month DCA Plus Program at a time. Under the 6-month transfer program, all payments and accrued interest must be transferred from the DCA Plus Account to the selected investment options in no more than 6 months. Under the 12-month transfer program, all payments and accrued interest must be transferred to the selected investment options in no more than 12 months.
We will transfer an amount each month which is equal to your DCA Plus Account value divided by the number of months remaining in your transfer program. For example, if four scheduled transfers remain in the six-month transfer program and the DCA Plus Account accumulated value is $4,000, the transfer amount would be $1,000 ($4,000 / 4).
DCA Plus Transfers
Transfers are made from DCA Plus Accounts to the investment options according to your allocation instructions. The transfers begin after we receive your premium payment and completed enrollment instructions. Transfers occur on the 28th of the month and continue until your entire DCA Plus Account accumulated value is transferred.
Unscheduled DCA Plus Transfers. You may make unscheduled transfers from DCA Plus Accounts to the investment options. A transfer is made, and values determined, as of the end of the valuation period in which we receive your request.
DCA Plus Surrenders. You may make scheduled or unscheduled surrenders from DCA Plus Accounts. Premium payments earn interest according to the corresponding rate until the surrender date. Surrenders are subject to any applicable surrender charge.
GENERAL PROVISIONS
THE CONTRACT
The entire Contract is made up of the Contract, amendments, riders and endorsements and data pages. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.
DELAY OF PAYMENTS
Surrenders are generally made within seven days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender or death, annuitization of the accumulated value or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).
The right to sell shares may be suspended during any period when:
•	trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or

•	an emergency exists, as determined by the SEC, as a result of which:
–	disposal by a mutual fund of securities owned by it is not reasonably practicable;

–	it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or

–	the SEC permits suspension for the protection of security holders.
If payments are delayed and your surrender, annuitization or transfer is not canceled by your written instruction, the amount to be surrendered, annuitized or transferred will be determined the first valuation date following the expiration of the permitted delay. The surrender, annuitization or transfer will be made within seven days thereafter.
In addition, we reserve the right to defer payment of that portion of your accumulated value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.
We may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to six months.

53

MISSTATEMENT OF AGE OR GENDER
If the age or, where applicable, gender of the annuitant has been misstated, we adjust the annuity benefit payment under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.
ASSIGNMENT
If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not assign ownership.
You may assign ownership of your non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.
An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial surrender and is paid in a single payment.
CHANGE OF OWNER OR ANNUITANT
If your Contract is part of your qualified plan, IRA, SEP, and SIMPLE-IRA you may not change either the owner or the annuitant.
You may change the owner and/or annuitant of your non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, the waiver of the surrender charge for surrenders made because of critical need of the owner is not available. We reserve the right to require that you send us the Contract so that we can record the change.
If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity.
BENEFICIARY
While this Contract is in force, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us notice.
CONTRACT TERMINATION
We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000. Before the Contract is terminated, we will send you a notice to increase the accumulated value to $2,000 within 60 days. Termination of the Contracts will not unfairly discriminate against any owner.
REINSTATEMENT
If you have replaced this Contract with an annuity contract from another company and want to reinstate this Contract, the following apply:
•	we reinstate the Contract effective on the original surrender date;

•	if you had the Premium Payment Credit Rider on the original Contract, the 9-year surrender charge period applies to the reinstated Contract. The remaining surrender charge period, if any, is calculated based on the number of years since the original contract date;

•	we apply the amount received from the other company and the amount of the surrender charge you paid when you surrendered the Contract;

•	these amounts are priced on the valuation date the money from the other company is received by us;

•	commissions are not paid on the reinstatement amounts; and

•	new data pages are sent to your address of record.

54

NOTE:	Reinstatement is only available if you have surrendered your Contract for your full accumulated value. Any payments you make after a partial surrender of partial annuitization will be deemed new premium payments.
REPORTS
We will mail to you a statement, along with any reports required by state law, of your current accumulated value at least once per year prior to the annuitization date. After the annuitization date, any reports will be mailed to the person receiving the annuity benefit payments.
Quarterly statements reflect purchases and surrenders occurring during the quarter as well as the balance of units owned and accumulated values.
IMPORTANT INFORMATION ABOUT CUSTOMER IDENTIFICATION PROCEDURES
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies for a Contract. When you apply for a Contract, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original premium payment, the Contract will be terminated and any value surrendered in accordance with normal redemption procedures.
RIGHTS RESERVED BY THE COMPANY
We reserve the right to make certain changes if, in our judgment, they best serve the interests of you and the annuitant or are appropriate in carrying out the purpose of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes the Company may make include:
•	transfer assets in any division to another division or to the Fixed Account;

•	add, combine or eliminate a division(s);

•	substitute the units of a division for the units of another division;
–	if units of a division are no longer available for investment; or

–	if in our judgment, investment in a division becomes inappropriate considering the purposes of the Separate Account.
FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:
•	Disrupt the management of the underlying mutual funds by;
–	forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and

–	causing unplanned portfolio turnover;
•	Hurt the portfolio performance of the underlying mutual funds; and

•	Increase expenses of the underlying mutual fund and separate account due to;
–	increased broker-dealer commissions; and

–	increased recordkeeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will

55

identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.
If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•	Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;

•	Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;

•	Limiting the number of unscheduled transfer during a Contract year to no more than 12;

•	Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and

•	Taking such other action as directed by the underlying mutual fund.
We support the underlying mutual funds right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.
In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.
DISTRIBUTION OF THE CONTRACT
The Company has appointed Princor Financial Services Corporation (“Princor”) (Des Moines, Iowa 50392-0200), a broker-dealer registered under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority and affiliate of the Company, as the distributor and principal underwriter of the Contract. Princor is paid 6.5% of premium payments by the Company for the distribution of the Contract. Princor also may receive 12b-1 fees in connection with purchases and sales of mutual funds underlying the Contracts. The 12b-1 fees for the underlying mutual funds are shown in this Contract prospectus in Summary of Expense, Annual Underlying Mutual Fund Expenses.
Applications for the Contracts are solicited by registered representatives of Princor or such other broker-dealers as have entered into selling agreements with Princor. Such registered representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved.
PERFORMANCE CALCULATION
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the hypothetical performance of its divisions for this Contract as if the Contract had been issued on or after the date the underlying mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.
The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.
From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of the assumed reinvestment.

56

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable accumulated value.
FEDERAL TAX MATTERS
The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser about the tax implications of taking action under a Contract or related retirement plan.
Non-Qualified Contracts
Section 72 of the Internal Revenue Code governs the income taxation of annuities in general.
•	Premium payments made under non-qualified Contracts are not excludable or deductible from your gross income or any other person’s gross income.

•	An increase in the accumulated value of a non-qualified Contract owned by a natural person resulting from the investment performance of the Separate Account or interest credited to the DCA Plus Accounts and the Fixed Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.

•	Generally, owners who are not natural persons are immediately taxed on any increase in the accumulated value.
The following discussion applies generally to Contracts owned by natural persons.
•	Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.

•	The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.

•	Annuity benefit payments:
–	The “investment in the contract” is generally the total of the premium payments made.

–	The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the contract and part is considered taxable income. An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.

–	After the premium payment(s) in the Contract is paid out, the full amount of any annuity benefit payment is taxable.
For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.
Transfer of ownership may have tax consequences to the owner. Please consult with your tax advisor before changing ownership of your Contract.
Required Distributions for Non-Qualified Contracts
In order for a non-qualified Contract to be treated as an annuity contract for federal income tax purposes, the Internal Revenue Code requires:
•	If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.

•	If you die prior to the annuitization date, the entire interest in the Contract will be distributed:
–	within five years after the date of your death; or

–	as annuity benefit payments which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.
•	If you take a distribution from the Contract before you are 59 1/2, you may incur an income tax penalty.
Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.

57

If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Internal Revenue Code. Where the owner or other person receiving payments is not a natural person, the required distributions provided for in the Internal Revenue Code apply upon the death of the annuitant.
IRA, SEP, and SIMPLE-IRA
The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.
•	IRA — An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.

•	SEP-IRA — A SEP is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.

•	SIMPLE-IRA — SIMPLE stands for Savings Incentive Match Plan for Employers. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.
The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, premium payments made under a retirement program recognized under the Internal Revenue Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any premium payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.
Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.
The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.
With respect to IRAs, IRA rollovers and SIMPLE-IRAs there is a 10% penalty under the Internal Revenue Code on the taxable portion of a “premature distribution.” The tax is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation. Generally, an amount is a “premature distribution” unless the distribution is:
•	made on or after you reach age 59 1/2;

•	made to a beneficiary on or after your death;

•	made upon your disability;

•	part of a series of substantially equal periodic payments for the life or life expectancy of you or you and the beneficiary;

•	made to pay certain medical expenses;

•	for health insurance premiums while employed;

•	for first home purchases (up to $10,000);

•	for qualified higher education expenses;

•	for qualified hurricane distributions (up to $100,000); or

•	for qualified reservist distributions.
For more information regarding premature distributions, please consult your tax advisor.
Rollover IRAs
If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b) plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59 1/2 and not rolled over may be subject to an additional 10% excise tax. Beginning in 2008, if your adjusted gross income is $100,000 or less for the taxable year (and you are not a married individual filing a separate income tax return), you may roll over amounts from a qualified plan directly to a ROTH IRA. If you roll over a distribution from a qualified plan directly to a Roth IRA, the entire distribution is generally taxable unless it includes after-tax contributions.
Roth IRAs
The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SIMPLE-IRA or SEP may be converted into a Roth IRA or a distribution

58

from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.
Withholding
Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.
Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United States. Moreover, special “backup withholding” rules may require us to disregard the recipient’s election if the recipient fails to supply us with a “TIN” or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.
MUTUAL FUND DIVERSIFICATION
The United States Treasury Department has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying the Contracts. Under this Internal Revenue Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of non-qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to non-qualified Contract holders.
The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.
STATE REGULATION
The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.
In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.
GENERAL INFORMATION
RESERVATION OF RIGHTS
The Company reserves the right to:
•	increase the minimum amount for each premium payment to not more than $1,000; and

•	terminate a Contract and send you the accumulated value if no premiums are paid during two consecutive calendar years and the accumulated value (or total premium payments less partial surrenders and applicable surrender charges) is less than $2,000. The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.
LEGAL OPINIONS

59

Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Karen Shaff, General Counsel and Executive Vice President.
LEGAL PROCEEDINGS
There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.
OTHER VARIABLE ANNUITY CONTRACTS
The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.
PAYMENTS TO FINANCIAL INTERMEDIARIES
The Company pays compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Contract. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements, and educational payments. These Additional Payments are designed to provide incentives for the sale of the Contracts as well as other products sold by the Company and may influence the financial intermediary or its registered representative to recommend the purchase of this Contract over competing annuity contracts or other investment options. You may ask your registered representative about these differing and divergent interests, how your registered representative is personally compensated, and how your registered representative’s broker-dealer is compensated for soliciting applications for the Contract.
SERVICE ARRANGEMENTS AND COMPENSATION
The Company has entered into agreements with the distributors, advisers, and/or the affiliates of some of the mutual funds underlying the Contract and receives compensation for providing certain services including, but not limited to, distribution and operational support services, to the underlying mutual fund. Fees for these services are paid periodically (typically, quarterly or monthly) based on the average daily net asset value of shares of each fund held by the Separate Account and purchased at the Contract owners’ instructions. Because the Company receives such fees, it may be subject to competing interests in making these funds available as investment options under the Contract. The Company takes into consideration the anticipated payments from underlying mutual funds when it determines the charges assessed under the Contract. Without these payments, charges under the Contract are expected to be higher.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by Ernst & Young LLP, independent registered public accounting firm, for the periods indicated in their reports which also appear in the SAI.
FINANCIAL STATEMENTS
The consolidated financial statements of Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

60

TABLE OF SEPARATE ACCOUNT DIVISIONS

AIM V.I. Basic Value Division
Invests in:	AIM V.I. Basic Value Fund — Series I Shares

Investment Advisor:	Invesco Aim Advisors, Inc.

Investment Objective:	seeks long-term growth of capital.

AIM V.I. International Growth Division
Invests in:	AIM V.I. International Growth Fund — Series I Shares

Investment Advisor:	Invesco Aim Advisors, Inc.

Investment Objective:	Seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. Small Cap Equity Division
Invests in:	AIM V.I. Small Cap Equity Fund — Series I Shares

Investment Advisor:	Invesco Aim Advisors, Inc.

Investment Objective:	seeks long-term growth of capital.

AllianceBernstein Small Cap Growth Division
Invests in:	AllianceBernstein Variable Products Series Fund, Inc. — AllianceBernstein Small Cap Growth Portfolio — Class A
Investment Advisor:	AllianceBernstein L.P.
Investment Objective:	seeks growth of capital by pursuing aggressive investment policies.

American Century VP Inflation Protection Division
Invests in:	American Century VP II Inflation Protection — Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term total return using a strategy that seeks to protect against U.S. inflation.

American Century VP Ultra Division
Invests in:	American Century VP Ultra Fund — Class II
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long-term capital growth by investing primarily in stocks of U.S. companies.

American Century VP Vista Division
Invests in:	American Century VP Vista Fund — Class I
Investment Advisor:	American Century Investment Management, Inc.
Investment Objective:	seeks long term capital growth.

Dreyfus Investment Portfolio Technology Growth Division
Invests in:	Dreyfus Investment Portfolio Technology Growth — Service Shares
Investment Advisor:	The Dreyfus Corporation
Investment Objective:	seeks capital appreciation.

Fidelity VIP Contrafund® Division
Invests in:	Fidelity VIP Contrafund® Portfolio — Service Class II
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term capital appreciation.

61

Fidelity VIP Equity-Income Division
Invests in:	Fidelity VIP Equity-Income Portfolio — Service Class II
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500/SM/ Index (S&P 500®).

Fidelity VIP Growth Division
Invests in:	Fidelity VIP Growth Portfolio – Service Class II
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks to achieve capital appreciation.

Fidelity VIP Mid Cap Division
Invests in:	Fidelity VIP Mid Cap Portfolio – Service Class II
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term growth of capital.

Fidelity VIP Overseas Division
Invests in:	Fidelity VIP Overseas Portfolio – Service Class II
Investment Advisor:	Fidelity Management & Research Company
Investment Objective:	seeks long-term growth of capital.

Goldman Sachs Structured Small Cap Equity Division
Invests in:	Goldman Sachs VIT – Goldman Sachs Structured Small Cap Equity Fund – Service Class I
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	seeks long-term growth of capital.

Goldman Sachs Mid Cap Value Division
Invests in:	Goldman Sachs VIT – Goldman Sachs Mid Cap Value Fund – Service Class I
Investment Advisor:	Goldman Sachs Asset Management, L.P.
Investment Objective:	seeks long-term growth of capital.

Lehman Brothers High Income Bond Division
Invests in:	Lehman Brothers High Income Bond Portfolio — S Class
Investment Advisor:	Lehman Brothers Asset Management, LLC
Investment Objective:	seeks high total returns consistent with capital preservation.

Neuberger Berman AMT Fasciano Division
Invests in:	Neuberger Berman AMT Small-Cap Growth Portfolio (f/k/a Fasciano Portfolio) – S Class
Investment Advisor:	Neuberger Berman Management Inc.
Investment Objective:	seeks long-term capital growth.

Neuberger Berman AMT Partners Division
Invests in:	Neuberger Berman AMT Partners Portfolio – S Class
Investment Advisor:	Neuberger Berman Management Inc.
Investment Objective:	seeks growth of capital.

62

Neuberger Berman AMT Socially Responsive Division
Invests in:	Neuberger Berman AMT Socially Responsive Portfolio – I Class
Investment Advisor:	Neuberger Berman Management Inc.
Investment Objective:	seeks long-term growth of capital by investing primarily in securities of companies that meet the fund’s financial criteria and social policy.

Asset Allocation Division
Invests in:	Principal Variable Contract Funds Asset Allocation Account — Class I
Investment Advisor:	Morgan Stanley Investment Management, Inc. (doing business as Van Kampen) through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to generate a total investment return consistent with the preservation of capital. The Account intends to pursue flexible investment policy in seeking to achieve this investment objective by investing primarily in equity and flexible-income securities.

Bond & Mortgage Securities Division (f/k/a Bond Division)
Invests in:	Principal Variable Contracts Funds Bond & Mortgage Securities Account – Class I (f/k/a Principal Variable Contracts Fund Bond Account – Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Diversified International Division
Invests in:	Principal Variable Contracts Funds Diversified International Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing in a portfolio of equity securities domiciled in any of the nations of the world.

Equity Income Division (f/k/a Equity Income I Division)
Invests in:	Principal Variable Contracts Funds Equity Income Account – Class I (f/k/a Principal Variable Contracts Fund Equity Income I Account – Class I)
Investment Advisor:	Edge Asset Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek to provide a relatively high level of current income and long-term growth of income and capital.

Government & High Quality Bond Division
Invests in:	Principal Variable Contracts Funds Government & High Quality Bond Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek a high level of current income, liquidity and safety of principal.

International Emerging Markets Division
Invests in:	Principal Variable Contracts Funds International Emerging Markets Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital by investing in equity securities of issuers in emerging market countries.

63

International SmallCap Division
Invests in:	Principal Variable Contracts Funds International SmallCap Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

LargeCap Blend II Division (f/k/a LargeCap Blend Division)
Invests in:	Principal Variable Contracts Funds LargeCap Blend II Account – Class I (f/k/a Principal Variable Contracts Fund LargeCap Blend Account – Class I)
Investment Advisor:	T. Rowe Price Associates through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital.

LargeCap Growth Division (f/k/a Growth Division)
Invests in:	Principal Variable Contracts Funds LargeCap Growth Account – Class I (f/k/a Principal Variable Contracts Fund Growth Account – Class I)
Investment Advisor:	Columbus Circle Investors through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek growth of capital. The Account seeks to achieve its objective through the purchase primarily of common stocks, but the Account may also invest in other securities.

LargeCap Growth I Division (f/k/a Equity Growth Division)
Invests in:	Principal Variable Contracts Funds LargeCap Growth I Account – Class I (f/k/a Principal Variable Contracts Fund Equity Growth Account – Class I)
Investment Advisor:	T. Rowe Price Associates through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide long-term capital appreciation by investing primarily in growth-oriented common stocks of medium and large capitalization U.S. corporations and, to a limited extent, foreign corporations.

LargeCap S&P 500 Index Division (f/k/a LargeCap Stock Index Division)
Invests in:	Principal Variable Contracts Funds LargeCap S&P 500 Index Account – Class I (f/k/a Principal Variable Contracts Fund LargeCap Stock Index Account – Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing in stocks of large U.S. companies. The Account attempts to mirror the investment results of the Standard & Poor’s 500 Index.

LargeCap Value Division (f/ka Capital Value Division)
Invests in:	Principal Variable Contracts Funds LargeCap Value Account – Class I (f/k/a Principal Variable Contracts Fund Capital Value Account – Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide long-term capital appreciation and secondarily growth investment income. The Account seeks to achieve its investment objectives through the purchase primarily of common stocks, but the Account may invest in other securities.

LargeCap Value II Division (f/ka Equity Value Division)
Invests in:	Principal Variable Contracts Funds LargeCap Value II Account – Class I (f/k/a

64

Principal Variable Contracts Fund Equity Value Account – Class I)
Investment Advisor:	American Century Investment Management, Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek growth of capital. The Account seeks to achieve it objective through the purchase primarily of common stocks, but the Account may invest in other securities.

LargeCap Value III Division (f/k/a LargeCap Value Division)
Invests in:	Principal Variable Contracts Funds LargeCap Value III Account – Class I (f/k/a Principal Variable Contracts Fund LargeCap Value Account – Class I)
Investment Advisor:	AllianceBernstein, L.P. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital

MidCap Blend Division (f/k/a MidCap Division)
Invests in:	Principal Variable Contracts Funds MidCap Blend Account – Class I (f/k/a Principal Variable Contracts Fund MidCap Account – Class I)
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MidCap Growth I Division (f/k/a MidCap Growth Division)
Invests in:	Principal Variable Contracts Funds MidCap Growth I Account – Class I (f/k/a Principal Variable Contracts Fund MidCap Growth Account – Class I)
Investment Advisor:	Mellon Equity Associates, LLP through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in growth stocks of medium market capitalization companies.

MidCap Value II Division (f/k/a MidCap Value Division)
Invests in:	Principal Variable Contracts Funds MidCap Value II Account – Class I (f/k/a Principal Variable Contracts Fund MidCap Value Account – Class I)
Investment Advisor:	Neuberger Berman Management, Inc. & Jacob Levy Management, Inc. through a sub-advisory agreements with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and medium market capitalizations.

Money Market Division
Invests in:	Principal Variable Contracts Funds Money Market Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek as high a level of current income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing all of its assets in a portfolio of money market instruments.

LifeTime 2010 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2010 Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Funds accounts.

65

LifeTime 2020 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2020 Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Funds accounts.

LifeTime 2030 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2030 Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Funds accounts.

LifeTime 2040 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2040 Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Funds accounts

LifeTime 2050 Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime 2050 Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks a total return consisting of long-term growth of capital and current income by investing primarily in shares of other Principal Variable Contracts Funds accounts

LifeTime Strategic Income Division
Invests in:	Principal Variable Contracts Funds Principal LifeTime Strategic Income Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks high current income by investing primarily in shares of other Principal Variable Contracts Funds accounts.

Real Estate Securities Division
Invests in:	Principal Variable Contracts Funds Real Estate Securities Account – Class I
Investment Advisor:	Principal Real Estate Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek to generate a high total return. The Account will attempt to achieve its objective by investing primarily in equity securities of companies principally engaged in the real estate industry.

Short-Term Bond Division
Invests in:	Principal Variable Contracts Funds Short-Term Bond Account – Class I
Investment Advisor:	Principal Global Investors, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to provide current income.

66

SmallCap Growth II Division (f/k/a SmallCap Growth Division)
Invests in:	Principal Variable Contracts Funds SmallCap Growth II Account – Class I (f/k/a Principal Variable Contracts Fund SmallCap Growth Account – Class I)
Investment Advisor:	Emerald Advisors, Inc. through a sub-advisory agreement; Essex Investment Management Company, LLC through a sub-advisory agreement;
UBS Global Asset Management (Americas) Inc. through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital. The Account will attempt to achieve its objective by investing primarily in equity securities of growth companies with comparatively smaller market capitalizations.

SmallCap Value I Division (f/k/a SmallCap Value Division)
Invests in:	Principal Variable Contracts Funds SmallCap Value I Account – Class I (f/k/a Principal Variable Contracts Fund SmallCap Value Account – Class I)
Investment Advisor:	J.P. Morgan Investment Management, Inc, through a sub-advisory agreement and Mellon Equity Associates, LLP through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	to seek long-term growth of capital by investing primarily in equity securities of small companies with value characteristics and comparatively smaller market capitalizations.

SAM Balanced Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Balanced Portfolio– Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk

SAM Conservative Balanced Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Conservative Balanced Portfolio– Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk.

SAM Conservative Growth Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Conservative Growth Portfolio– Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide long-term capital appreciation.

SAM Flexible Income Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Flexible Income Portfolio– Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation).

67

SAM Strategic Growth Division
Invests in:	Principal Variable Contracts Funds Strategic Asset Management Strategic Growth Portfolio– Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks to provide long-term capital appreciation.

West Coast Equity Division
Invests in:	Principal Variable Contracts Funds West Coast Equity Account – Class I
Investment Advisor:	Edge Asset Management, LLC through a sub-advisory agreement with Principal Management Corporation
Investment Objective:	seeks long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price Blue Chip Growth Division
Invests in:	T. Rowe Price Blue Chip Growth Portfolio — II
Investment Advisor:	T. Rowe Price Associates Inc.
Investment Objective:	seeks to provide long-term capital growth.

T. Rowe Price Health Sciences Division
Invests in:	T. Rowe Price Health Sciences Portfolio — II
Investment Advisor:	T. Rowe Price Associates Inc.
Investment Objective:	seeks long-term capital appreciation.

68

REGISTRATION STATEMENT
This prospectus (Part A of the registration statement) omits some information contained in the Statement of Additional Information (Part B of the registration statement) and Part C of the registration statement which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus. You may request a free copy of the SAI by contacting your registered representative or calling us at 1-800-852-4450.
Information about the Contract (including the Statement of Additional Information and Part C of the registration statement) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-551-8090. Reports and other information about the Contract are available on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 100 F Street NE, Washington, D.C. 20549-0102.
The registration numbers for the Contract are 333-116220 and 811-02091.
CUSTOMER INQUIRIES
Your questions should be directed to: Principal Investment Plus Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, 1-800-852-4450. You may also contact us through our internet site: www.principal.com.
TABLE OF CONTENTS OF THE SAI
The table of contents for the Statement of Additional Information is provided below.

TABLE OF CONTENTS OF THE SAI
General Information and History	3
Independent Registered Public Accounting Firm	3
Principal Underwriter	3
Calculation of Performance Data	3
Taxation Under Certain Retirement Plans	9
Principal Life Insurance Company Separate Account B
Report of Independent Registered Public Accounting Firm	10
Financial Statements	12
Principal Life Insurance Company
Report of Independent Registered Public Accounting Firm	10
Consolidated Financial Statements	12
To obtain a copy of the Statement of Additional Information, free of charge, write or telephone:
Princor Financial Services Corporation
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

69

APPENDIX A – CONDENSED FINANCIAL INFORMATION
Financial statements are included in the Statement of Additional Information.
The following table contains the unit values for the Contract without the Premium Payment Credit Rider for the periods ended December 31.

	For Contracts without the Premium Payment Credit Rider
				Number of
	Accumulation Unit Value			Accumulation Units
			Percentage	Outstanding
	Beginning of		Change from	End of Period
Division	Period	End of Period	Prior Period	(in thousands)

AIM V.I. Basic Value
2007	$13.118	$13.154	0.28%	69
2006	11.733	13.118	11.80	49
2005*	11.307	11.733	3.76	5

AIM V.I. SmallCap Equity
2007	14.212	14.762	3.87	50
2006	12.253	14.212	15.99	25
2005*	11.498	12.253	6.57	6

AllianceBernstein Small Cap Growth
2007	13.782	15.526	12.65	78
2006	12.608	13.782	9.31	53
2005*	11.857	12.608	6.34	18

American Century VP Inflation Protection
2007	10.250	11.087	8.17	5,125
2006	10.216	10.250	0.33	3,389
2005*	10.127	10.216	0.88	1,227

American Century VP Ultra
2007	10.779	12.863	19.33	3,530
2006	11.297	10.779	-4.58	2,714
2005*	10.962	11.297	3.06	911

American Century VP Vista
2007	13.441	18.553	38.03	87
2006	12.485	13.441	7.66	39
2005*	11.980	12.485	-2.41	71

Dreyfus Investment Portfolio Technology Growth
2007	12.176	13.760	13.01	38
2006	11.851	12.176	2.75	25
2005*	10.954	11.851	8.18	10

Fidelity VIP Contrafund®
2007	14.415	16.698	15.84	2,031
2006	13.098	14.415	10.05	1,240
2005*	11.562	13.098	13.29	427

Fidelity VIP Equity-Income
2007	13.951	13.952	0.01	686
2006	11.779	13.951	18.45	347
2005*	11.373	11.779	3.57	94

Fidelity VIP Growth
2007	12.048	15.069	25.08	376
2006	11.447	12.048	5.26	204
2005*	10.809	11.447	5.90	59

Fidelity VIP Mid Cap
2007	15.600	17.768	13.90	321
2006	14.053	15.600	11.02	198
2005*	12.492	14.053	12.50	36

Fidelity VIP Overseas
2007	16.003	18.498	15.59	2,013
2006	13.759	16.003	16.32	1,503
2005*	11.951	13.759	15.13	581

Goldman Sachs VIT Mid Cap Value
2007	14.863	15.148	1.91	925
2006	12.966	14.863	14.64	550
2005*	11.892	12.966	8.95	162

Goldman Sachs VIT Structured Small Cap Equity
2007	13.481	11.118	-17.53	287
2006	12.159	13.481	10.88	189
2005*	11.502	12.159	5.70	63

Lehman Brothers High Income Bond
2007	10.664	10.643	-0.20	277
2006	10.048	10.664	6.14	127
2005*	10.132	10.048	-0.83	39

70

	For Contracts without the Premium Payment Credit Rider
				Number of
	Accumulation Unit Value			Accumulation Units
			Percentage	Outstanding
	Beginning of		Change from	End of Period
Division	Period	End of Period	Prior Period	(in thousands)

Neuberger Berman AMT Fasciano
2007	11.578	11.492	-0.74	163
2006	11.138	11.578	3.96	104
2005*	10.677	11.138	4.32	35

Neuberger Berman AMT Partners
2007	15.148	16.356	7.97	327
2006	13.666	15.148	10.86	209
2005*	12.298	13.666	11.12	40

Neuberger Berman Socially Responsive
2007	13.617	14.471	6.27	265
2006	12.126	13.617	12.30	144
2005*	11.467	12.126	5.75	54

T. Rowe Price Blue Chip Growth
2007	12.494	13.879	11.08	87
2006	11.571	12.494	7.98	51
2005*	10.774	11.571	7.40	34

T. Rowe Price Health Sciences
2007	13.623	15.836	16.24	181
2006	12.722	13.623	7.09	113
2005*	10.642	12.722	19.54	34

Asset Allocation
2007	24.140	26.647	10.38	254
2006	21.674	24.140	11.38	170
2005*	20.667	21.674	4.87	72

Bond & Mortgage Securities (f/k/a Bond)
2007	18.916	19.317	2.12	4,627
2006	18.302	18.916	3.36	2,822
2005*	18.080	18.302	1.23	1,000

Diversified International
2007	27.066	31.029	14.64	1,077
2006	21.417	27.066	26.38	612
2005*	18.156	21.417	17.96	184

Equity Income (f/k/a Equity Income I)
2007**		10.378		11,013

Government & High Quality Bond
2007	18.413	19.074	3.59	1,697
2006	17.888	18.413	2.94	1,035
2005*	17.677	17.888	1.19	382

International Emerging Markets
2007	29.657	41.619	40.34	658
2006	21.709	29.657	36.61	368
2005*	17.761	21.709	22.23	131

International SmallCap
2007	30.833	33.257	7.86	571
2006	23.945	30.833	28.76	362
2005*	19.894	23.945	20.36	146

LargeCap Blend II (f/k/a LargeCap Blend)
2007	13.010	13.506	3.81	5,847
2006	11.374	13.010	14.39	3,901
2005*	10.969	11.374	3.69	1,448

LargeCap Growth (f/k/a Growth)
2007	18.462	22.461	21.66	236
2006	17.007	18.462	8.56	125
2005*	15.349	17.007	10.80	23

LargeCap Growth I (f/k/a Equity Growth)
2007	30.042	32.193	7.16	194
2006	28.640	30.042	4.90	129
2005*	25.496	28.640	12.33	40

LargeCap S&P500 Index (f/k/a LargeCap Stock Index)
2007	10.573	10.978	3.83	1,455
2006	9.263	10.573	14.14	891
2005*	8.972	9.263	3.25	350

LargeCap Value (f/k/a Capital Value)
2007	29.384	28.988	-1.35	390
2006	24.803	29.384	18.47	209
2005*	24.041	24.803	3.17	84

71

	For Contracts without the Premium Payment Credit Rider
				Number of
	Accumulation Unit Value			Accumulation Units
			Percentage	Outstanding
	Beginning of		Change from	End of Period
Division	Period	End of Period	Prior Period	(in thousands)

LargeCap Value II (f/k/a Equity Value)
2007	13.425	13.082	-2.56	299
2006	11.370	13.425	18.08	194
2005*	11.202	11.370	1.49	92

LargeCap Value III (f/k/a LargeCap Value)
2007	14.699	13.977	-4.92	4,943
2006	12.245	14.699	20.05	3,113
2005*	11.936	12.245	2.59	1,132

MidCap Blend (f/k/a MidCap)
2007	38.425	41.530	8.08	1,220
2006	34.060	38.425	12.81	815
2005*	31.455	34.060	8.28	319

MidCap Growth I (f/k/a MidCap Growth)
2007	12.513	13.689	9.40	332
2006	11.555	12.513	8.29	185
2005*	10.382	11.555	11.30	67

MidCap Value II (f/k/a MidCap Value)
2007	16.981	16.596	-2.27	2,027
2006	15.179	16.981	11.87	1,276
2005*	14,153	15.179	7.25	498

Money Market
2007	13.786	14.280	3.58	894
2006	13.342	13.786	3.34	371
2005*	13.173	13.342	1.28	166

Principal LifeTime 2010
2007	12.603	12.910	2.44	2,499
2006	11.363	12.603	10.91	1,605
2005*	10.886	11.363	4.67	904

Principal LifeTime 2020
2007	13.212	13.682	3.56	8,959
2006	11.616	13.212	13.74	5,303
2005*	11.020	11.616	5.41	1,657

Principal LifeTime 2030
2007	13.168	13.780	4.65	1,138
2006	11.612	13.168	13.41	677
2005*	11.037	11.612	5.21	190

Principal LifeTime 2040
2007	13.409	14.107	5.21	555
2006	11.793	13.409	13.71	278
2005*	11.180	11.793	5.48	93

Principal LifeTime 2050
2007	13.482	14.195	5.29	271
2006	11.820	13.482	14.06	168
2005*	11.208	11.820	5.46	27

Principal LifeTime Strategic Income
2007	12.101	12.204	0.85	1,246
2006	11.113	12.101	8.90	851
2005*	10.650	11.113	4.35	446

Real Estate Securities
2007	36.380	29.571	-18.72	414
2006	26.965	36.380	34.92	286
2005*	22.385	26.965	20.46	81

SAM Balanced
For the Period Ended December 31, 2007**		10.314		2,332
SAM Conservative Balanced
For the Period Ended December 31, 2007**		10.286		599
SAM Conservative Growth
For the Period Ended December 31, 2007**		10.314		410
SAM Flexible Income
For the Period Ended December 31, 2007**		10.222		109
SAM Strategic Growth
For the Period Ended December 31, 2007**		10.308		401
Short-Term Bond
2007	10.333	10.517	1.78	6,933
2006	10.017	10.333	3.15	4,270
2005*	9.922	10.017	0.96	1,671

SmallCap Growth II (f/k/a SmallCap Growth)
2007	10.758	11.154	3.68	418
2006	9.996	10.758	7.63	244
2005*	9.337	9.996	7.06	65

72

	For Contracts without the Premium Payment Credit Rider
				Number of
	Accumulation Unit Value			Accumulation Units
			Percentage	Outstanding
	Beginning of		Change from	End of Period
Division	Period	End of Period	Prior Period	(in thousands)

SmallCap Value I (f/k/a SmallCap Value)
2007	25.988	23.221	-10.65	1,639
2006	22.179	25.988	17.18	950
2005*	20.935	22.179	5.94	362

West Coast Equity For the Period Ended December 31, 2007**		10.360		92,800

*	For the period from March 1, 2005, the date the Contract was first available, through December 31, 2005.

**	Commenced operation on January 12, 2007.
The following table contains the unit values for the Contract with the Premium Payment Credit Rider for the periods ended December 31.

	For Contracts with the Premium Payment Credit Rider
				Number of
	Accumulation Unit Value			Accumulation Units
			Percentage	Outstanding
	Beginning of		Change from	End of Period
Division	Period	End of Period	Prior Period	(in thousands)

AIM V.I. Basic Value
2007	$12.933	12.891	-0.33%	45
2006	11.638	12.933	11.14	33
2005*	11.272	11.638	3.25	8

AIM V.I. SmallCap Equity
2007	14.012	14.467	3.25	51
2006	12.154	14.012	15.30	30
2005*	11.462	12.154	6.04	7

AllianceBernstein Small Cap Growth
2007	13.589	15.216	11.97	41
2006	12.506	13.589	8.67	19
2005*	11.819	12.506	5.81	4

American Century VP Inflation Protection
2007	10.106	10.865	7.52	1,864
2006	10.133	10.106	-.027	1,377
2005*	10.095	10.133	-0.37	560

American Century VP Ultra
2007	10.627	12.606	18.62	1,347
2006	11.205	10.627	-5.15	1,128
2005*	10.927	11.205	2.54	468

American Century VP Vista
2007	13.252	18.182	37.20	76
2006	12.384	13.252	7.02	13
2005*	11.942	12.384	3.70	8

Dreyfus Investment Portfolio Technology Growth
2007	12.005	13.486	12.33	36
2006	11.754	12.005	2.14	12
2005*	10.920	11.754	7.64	3

Fidelity VIP Contrafund®
2007	14.212	16.364	15.14	540
2006	12.992	14.212	14.51	380
2005*	11.525	12.992	12.72	101

Fidelity VIP Equity-Income
2007	13.570	13.489	-0.59	180
2006	11.526	13.570	17.74	144
2005*	11.184	11.526	3.06	56

Fidelity VIP Growth
2007	11.879	14.768	24.33	230
2006	11.354	11.879	4.63	160
2005*	10.775	11.354	5.37	56

Fidelity VIP Mid Cap
2007	15.381	17.413	13.21	105
2006	13.939	15.381	10.35	85
2005*	12.452	13.939	11.94	35

Fidelity VIP Overseas
2007	15.779	18.129	14.90	890
2006	13.647	15.779	15.63	694
2005*	11.913	13.647	14.56	301

Goldman Sachs VIT Mid Cap Value
2007	14.655	14.845	1.30	416

73

	For Contracts with the Premium Payment Credit Rider
				Number of
	Accumulation Unit Value			Accumulation Units
			Percentage	Outstanding
	Beginning of		Change from	End of Period
Division	Period	End of Period	Prior Period	(in thousands)

2006	12.850	14.655	14.04	303
2005*	11.854	12.850	8.41	91

Goldman Sachs VIT Structured Small Cap Equity
2007	13.292	10.896	-18.02	132
2006	12.060	13.292	10.22	110
2005*	11.466	12.060	5.18	31

Lehman Brothers High Income Bond
2007	10.519	10.435	-0.80	110
2006	9.970	10.519	5.50	67
2005*	10.104	9.970	-1.33	50

Neuberger Berman AMT Fasciano
2007	11.415	11.262	-1.34	109
2006	11.047	11.415	3.33	71
2005*	10.643	11.047	3.80	22

Neuberger Berman AMT Partners
2007	14.936	16.029	7.32	112
2006	12.555	14.936	10.19	101
2005*	12.259	12.555	10.57	25

Neuberger Berman Socially Responsive
2007	13.426	14.182	5.63	60
2006	12.028	13.426	11.63	42
2005*	11.431	12.028	5.22	9

T. Rowe Price Blue Chip Growth
2007	12.319	13.602	10.42	49
2006	11.477	12.319	7.33	32
2005*	10.740	11.477	6.86	22

T. Rowe Price Health Sciences
2007	13.432	15.520	15.54	63
2006	12.618	13.432	6.45	49
2005*	11.608	12.618	18.94	9

Asset Allocation
2007	23.273	25.535	9.72	149
2006	21.021	23.273	10.72	99
2005*	20.145	21.021	4.35	25

Bond & Mortgage Securities (f/k/a Bond)
2007	18.237	18.511	1.50	1,650
2006	17.751	18.237	2.74	1,157
2005*	17.623	17.751	0.73	474

Diversified International
2007	26.094	29.734	13.95	347
2006	20.771	26.094	25.63	239
2005*	17.697	20.771	17.37	64

Equity Income (f/k/a Equity Income I)
2007**		10.317		3,617

Government & High Quality Bond
2007	17.751	18.278	2.97	576
2006	17.349	17.751	2.33	349
2005*	17.230	17.349	0.69	133

International Emerging Markets
2007	28.591	39.883	39.49	317
2006	21.055	28.591	35.79	214
2005*	17.311	21.055	21.62	64

International SmallCap
2007	29.725	31.869	7.21	244
2006	23.223	29.725	28.00	170
2005*	19.391	23.223	19.76	68

LargeCap Blend II (f/k/a LargeCap Blend)
2007	12.654	13.057	3.19	2,224
2006	11.129	12.654	13.70	1,642
2005*	10.787	11.129	3.17	664

LargeCap Growth (f/k/a Growth)
2007	17.798	21.523	20.93	113
2006	16.494	17.798	7.91	77
2005*	14.960	16.494	10.25	11

LargeCap Growth I (f/k/a Equity Growth)
2007	28.962	30.849	6.52	91
2006	27.776	28.962	4.27	65

74

	For Contracts with the Premium Payment Credit Rider
				Number of
	Accumulation Unit Value			Accumulation Units
			Percentage	Outstanding
	Beginning of		Change from	End of Period
Division	Period	End of Period	Prior Period	(in thousands)

2005*	24.851	27.776	11.77	18

LargeCap S&P500 Index (f/k/a LargeCap Stock Index)
2007	10.193	10.520	3.21	589
2006	8.984	10.193	13.46	446
2005*	8.745	8.984	2.73	166

LargeCap Value (f/k/a Capital Value)
2007	28.328	27.779	-1.94	201
2006	24.056	28.328	17.76	130
2005*	23.433	24.056	2.66	31

LargeCap Value II (f/k/a Equity Value)
2007	13.239	12.823	-3.14	133
2006	11.279	13.239	17.37	100
2005*	11.169	11.279	0.99	41

LargeCap Value III (f/k/a LargeCap Value)
2007	14.297	13.513	-5.49	1,842
2006	11.982	14.297	19.33	1,312
2005*	11.737	11.982	2.08	540

MidCap Blend (f/k/a MidCap)
2007	37.044	39.797	7.43	468
2006	33.034	37.044	12.14	343
2005*	30.660	33.034	7.74	147

MidCap Growth I (f/k/a MidCap Growth)
2007	12.063	13.118	8.74	155
2006	11.207	12.063	7.65	95
2005*	10.120	11.207	10.74	18

MidCap Value II (f/k/a MidCap Value)
2007	16.419	15.949	-2.86	723
2006	14.764	16.419	11.21	524
2005*	13.835	14.764	6.72	229

Money Market
2007	13.291	13.684	2.96	593
2006	12.940	13.291	2.72	370
2005*	12.840	12.940	0.78	189

Principal LifeTime 2010
2007	12.428	12.655	1.83	555
2006	11.273	12.428	10.25	436
2005*	10.824	11.273	4.15	222

Principal LifeTime 2020
2007	13.028	13.411	2.94	3,302
2006	11.524	13.028	13.06	1,978
2005*	10.987	11.524	4.89	602

Principal LifeTime 2030
2007	12.985	13.507	4.02	415
2006	11.519	12.985	12.73	234
2005*	11.004	11.519	4.68	90

Principal LifeTime 2040
2007	13.223	13.827	4.57	197
2006	11.699	13.223	13.03	103
2005*	11.147	11.699	4.95	30

Principal LifeTime 2050
2007	13.294	13.914	4.66	134
2006	11.726	13.294	13.38	92
2005*	11.175	11.726	4.94	39

Principal LifeTime Strategic Income
2007	11.933	11.962	0.24	264
2006	11.024	11.933	8.25	184
2005*	10.618	11.024	3.83	45

Real Estate Securities
2007	35.074	28.337	-19.21	165
2006	26.153	35.074	34.12	135
2005*	21.819	26.153	19.86	55

SAM Balanced For the Period Ended December 31, 2007**		10.272		967

SAM Conservative Balanced For the Period Ended December 31, 2007**		10.244		184

SAM Conservative Growth For the Period Ended December 31, 2007**		10.273		175

SAM Flexible Income For the Period Ended December 31, 2007***		10.181		15

75

	For Contracts with the Premium Payment Credit Rider
				Number of
	Accumulation Unit Value			Accumulation Units
			Percentage	Outstanding
	Beginning of		Change from	End of Period
Division	Period	End of Period	Prior Period	(in thousands)

SAM Strategic Growth For the Period Ended December 31, 2007**		10.267		207

Short-Term Bond
2007	10.110	10.229	1.17	2,463
2006	9.861	10.110	2.54	1,751
2005*	9.816	9.861	0.46	805

SmallCap Growth II (f/k/a SmallCap Growth)
2007	10.371	10.688	3.06	157
2006	9.694	10.371	6.98	111
2005*	9.100	9.694	6.53	32

SmallCap Value I (f/k/a SmallCap Value)
2007	25.054	22.252	-11.18	551
2006	21.511	25.054	16.48	373
2005*	20.405	21.511	5.42	152

West Coast Equity For the Period Ended December 31, 2007**		10.318		44

*	For the period from March 1, 2005, the date the Contract was first available, through December 31, 2005.
**	Commenced operation on January 12, 2007.

76

APPENDIX B — GMWB 1 EXAMPLES
These examples have been provided to assist you in understanding the various features of the Investor Protector Plus (“GMWB 1”) Rider and to demonstrate how premium payments received and withdrawals taken from the Contract affect the values and benefits under the GMWB 1 Rider. These examples are based on certain hypothetical assumptions and are for illustrative purposes only. These examples are not intended to serve as projections of future investment returns.

NOTE:	For the purpose of the following examples, a partial annuitization has the same effect as a partial surrender and both are referred to as a withdrawal in the following examples.
EXAMPLES WITHOUT EXCESS WITHDRAWALS
The examples without excess withdrawals assume the following:
•	the client is age 62.

•	initial premium payment = $100,000.

•	the withdrawal benefit bases prior to partial surrender = $100,000.

•	the remaining withdrawal benefit bases prior to partial surrender = $100,000.

•	Investment Back (7%) withdrawal benefit payment = $7,000.

•	For Life (5%) withdrawal benefit payment = $5,000.
Example 1
In contract year one, no withdrawals are taken.
     On the first contract anniversary:
•	a 5% GMWB bonus is credited to the withdrawal benefit bases. The credit is $100,000 x 0.05 = $5,000.

•	there is no GMWB Step-Up because the client is not eligible until the fifth contract anniversary following the rider effective date.

•	Investment Back:
-	the new Investment Back withdrawal benefit base is $100,000 + $5,000 = $105,000;

-	the new Investment Back remaining withdrawal benefit base is $100,000 + $5,000 = $105,000; and

-	the new Investment Back withdrawal benefit payment is $105,000 x 0.07 = $7,350.
•	For Life:
-	the new For Life withdrawal benefit base is $100,000 + $5,000 = $105,000;

-	the new For Life remaining withdrawal benefit base is base is $100,000 + $5,000 = $105,000; and

-	the new For Life withdrawal benefit payment is $105,000 x 0.05 = $5,250.
Example 2
In contract year one:
•	no withdrawals are taken.

•	the client makes a premium payment of $50,000.
     On the first contract anniversary:
•	a 5% GMWB bonus is credited to the withdrawal benefit bases. The credit is ($100,000 + $50,000) x 0.05 = $7,500.

•	there is no GMWB Step-Up because the client is not eligible until the fifth contract anniversary following the rider effective date.

•	Investment Back:
-	the new Investment Back withdrawal benefit base is $100,000 + $50,000 + $7,500 = $157,500;

-	the new Investment Back remaining withdrawal benefit base is $100,000 + $50,000 + $7,500 = $157,500; and

-	the new Investment Back withdrawal benefit payment is $157,500 x 0.07 = $11,025.
•	For Life:
-	the new For Life withdrawal benefit base is $100,000 + $50,000 + $7,500 = $157,500;

-	the new For Life remaining withdrawal benefit base is $100,000 + $50,000 + $7,500 = $157,500; and

-	the new For Life withdrawal benefit payment is $157,500 x 0.05 = $7,875.
Example 3
In contract year one, the client takes a withdrawal of $5,000.
     On the first contract anniversary,

77

•	Since a withdrawal was taken in contract year one, no GMWB bonus is credited.

•	there is no GMWB Step-Up because the client is not eligible until the fifth contract anniversary following the rider effective date.

•	Investment Back:
-	the Investment Back withdrawal benefit base remains the same ($100,000);

-	the new Investment Back remaining withdrawal benefit base is $100,000 - $5,000 = $95,000; and

-	the Investment Back withdrawal benefit payment for the next contract year remains the same ($100,000 x 0.07 = $7,000).
•	For Life
-	the For Life withdrawal benefit base remains the same ($100,000);

-	the new For Life remaining withdrawal benefit base is $100,000 - $5,000 = $95,000; and

-	the For Life withdrawal benefit payment for the next contract year remains the same ($100,000 x 0.05 = $5,000).
Example 4
In contract year one, no withdrawals are taken.
     On the first contract anniversary:
•	a 5% GMWB bonus is credited to the withdrawal benefit bases. The credit is $100,000 x 0.05 = $5,000.

•	there is no GMWB Step-Up because the client is not eligible until the fifth contract anniversary following the rider effective date.

•	Investment Back:
-	the new Investment Back withdrawal benefit base is $100,000 + $5,000 = $105,000;

-	the new Investment Back remaining withdrawal benefit base is $100,000 + $5,000 = $105,000; and

-	the new Investment Back withdrawal benefit payment is $105,000 x 0.07 = $7,350.
•	For Life:
-	the new For Life withdrawal benefit base is $100,000 + $5,000 = $105,000;

-	the new For Life remaining withdrawal benefit base is base is $100,000 + $5,000 = $105,000; and

-	the new For Life withdrawal benefit payment is $105,000 x 0.05 = $5,250.
     In contract year two, the client takes a withdrawal of $5,000.
     On the second contract anniversary,
•	Since a withdrawal was taken in contract year two, no GMWB bonus is credited.

•	there is no GMWB Step-Up because the client is not eligible until the fifth contract anniversary following the rider effective date.

•	Investment Back:
-	the Investment Back withdrawal benefit base remains the same ($105,000);

-	the new Investment Back remaining withdrawal benefit base is $105,000 - $5,000 = $100,000; and

-	the Investment Back withdrawal benefit payment for the next contract year remains the same ($7,350).
•	For Life
-	the For Life withdrawal benefit base remains the same ($105,000);

-	the new For Life remaining withdrawal benefit base is $105,000 - $5,000 = $100,000; and

-	the For Life withdrawal benefit payment for the next contract year remains the same ($5,250).
     In contract year three, no withdrawals are taken.
     On the third contract anniversary,
•	Since a withdrawal was taken in contract year two, no GMWB bonus is credited.

•	there is no GMWB Step-Up because because the client is not eligible until the fifth contract anniversary following the rider effective date.

•	Investment Back:
-	the Investment Back withdrawal benefit base remains the same ($105,000);

-	the Investment Back remaining withdrawal benefit base remains the same ($100,000); and

-	the Investment Back withdrawal benefit payment for the next contract year remains the same ($7,350).
•	For Life
-	the For Life withdrawal benefit base remains the same ($105,000);

-	the For Life remaining withdrawal benefit base remains the same ($100,000); and

-	the For Life withdrawal benefit payment for the next contract year remains the same ($5,250).

78

Example 5
In each of the first five contract years, the client takes a withdrawal of $5,000. No GMWB Bonus is credited since a withdrawal was taken in contract year one. On the fifth contract anniversary, the client will receive GMWB Step-Up if the Contract’s accumulated value is greater than the Investment Back remaining withdrawal benefit base.

If the accumulated value on the fifth
contract anniversary is:	$90,000	$110,000

Investment Back
Prior to step-up
Withdrawal Benefit Base	= $100,000	= $100,00
Withdrawal Benefit Payment	= $100,000 x 0.07 = $7,000	= $100,000 x 0.07 = $7,000
Remaining Withdrawal Benefit Base	= $75,000	= $75,000

After step-up
Withdrawal Benefit Base	= $90,000	= $110,000
Withdrawal Benefit Payment	= $90,000 x 0.07 = $6,300	= $110,000 x 0.07 = $7,700
Remaining Withdrawal Benefit Base	= $90,000	= $110,000

For Life
Prior to step-up
Withdrawal Benefit Base	= $100,000	= $100,000
Withdrawal Benefit Payment	= $100,000 x 0.05 = $5,000	= $100,000 x 0.05 = $5,000
Remaining withdrawal Benefit Base	= $75,000	= $75,000

After step-up
Withdrawal Benefit Base	= $90,000	= $110,000
Withdrawal Benefit Payment	= $90,000 x 0.05 = $4,500	= $110,000 x 0.05 = $5,500
Remaining Withdrawal Benefit Base	= $90,000	= $110,000
EXAMPLES WITH EXCESS WITHDRAWALS
The excess withdrawal examples assume the following:
•	the client is age 62.
•	the initial premium payment is $100,000.
•	the Investment Back and For Life withdrawal benefit bases prior to partial surrender = $100,000.
•	the remaining withdrawal benefit bases prior to withdrawal = $100,000.
•	Investment Back (7%) withdrawal benefit payment = $7,000.
•	For Life (5%) withdrawal benefit payment = $5,000
•	Withdrawal taken = $8,000.
-	excess amount under the Investment Back withdrawal option is $1,000; and

-	excess amount under the For Life withdrawal option is $3,000.
Example 6
In this example, assume the accumulated value prior to the withdrawal is $90,000.
Withdrawal Benefit Base Calculation
On the contract anniversary following the withdrawal, the withdrawal benefit base is adjusted for any excess withdrawals.
     Investment Back
     The amount of the adjustment* is $1,204.82. The new Investment Back withdrawal benefit base is $100,000 - $1,204.82 = $98,795.18.
     *The amount of the adjustment for the excess withdrawal is the greater of a. or b. where:
a.	is $1,000 (the amount of the excess withdrawal); and

b.	is $1,204.82 (the result of (1. divided by 2.) multiplied by 3.) where:
1.	is the amount of the withdrawal greater than the Investment Back withdrawal benefit payment available prior to the withdrawal ($1,000);

2.	is the accumulated value after the Investment Back withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $7,000); and

3.	is the Investment Back withdrawal benefit base prior to the adjustment for the excess amount ($100,000).

79

     For Life
     The amount of the adjustment* is $3,529.41. The new For Life withdrawal benefit base is $100,000 - $3,529.41 = $96,470.59.
     *The amount of the adjustment for the excess withdrawal is the greater of (a) or (b) where:
a.	is $3,000 (the amount of the excess withdrawal); and

b.	is $3,529.41 (the result of (1. divided by 2.) multiplied by 3.) where:
1.	is the amount of the withdrawal greater than the For Life withdrawal benefit payment available prior to the withdrawal ($3,000);

2.	is the accumulated value after the For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $5,000); and

3.	is the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
Remaining Withdrawal Benefit Base Calculation
The remaining withdrawal benefit base is adjusted when withdrawals are taken.
Investment Back

The amount of the adjustment* is $8,120.48 (the amount of the Investment Back withdrawal benefit payment plus the excess withdrawal). The new Investment Back remaining withdrawal benefit base is $100,000 - $8,120.48 = $91,879.52.
*The amount of the adjustment is a. plus b. where:
a.	is $7,000 (the actual amount withdrawn that does not exceed the Investment Back withdrawal benefit payment); and

b.	is $1,120.48 (a proportionate reduction for the excess withdrawal). The amount of the proportionate reduction is the greater of 1. or 2. where:
1.	is $1,000 (the amount of the excess withdrawal); and

2.	is $1,120.48 (the result of (i. divided by ii.) multiplied by iii.) where;
i.	is the amount of the withdrawal greater than the Investment Back withdrawal benefit payment available prior to the withdrawal ($1,000);

ii.	is the accumulated value after the Investment Back withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $7,000); and

iii.	is the Investment Back remaining withdrawal benefit base after the Investment Back withdrawal benefit payment is deducted but prior to the adjustment for the excess amount ($100,000 - $7,000).
For Life
The amount of the adjustment* is $8,352.94 (the amount of the For Life withdrawal benefit payment plus the excess withdrawal). The new For Life remaining withdrawal benefit base is $100,000 - $8,352.94 = $91,647.06.
     *The amount of the adjustment is a. plus b. where
a.	is $5,000 (the actual amount withdrawn that does not exceed the For Life withdrawal benefit payment); and

b.	is $3,352.94 (a proportionate reduction for the excess withdrawal). The amount of the proportionate reduction is the greater of 1. or 2. where:
1.	is $3,000 (the amount of the excess withdrawal); and

2.	is $3,352.94 (the result of (i. divided by ii.) multiplied by iii.) where;
i.	is the amount of the withdrawal greater than the For Life withdrawal benefit payment available prior to the withdrawal ($3,000);

ii.	is the accumulated value after the For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $5,000); and

iii.	is the For Life remaining withdrawal benefit base after the For Life withdrawal benefit payment is deducted but prior to the adjustment for the excess amount ($100,000 - $5,000).
Withdrawal Benefit Payment Calculation (for the next contract year)
The withdrawal benefit payment is the new withdrawal benefit base (calculated on the contract anniversary) multiplied by the associated percentage. The For Life withdrawal benefit payment percentage is locked-in at 5%.
     Investment Back
     The new Investment Back withdrawal benefit payment is $98,795.18 x 0.07 = $6,915.66.

80

     For Life
     The new “Single Life” For Life withdrawal benefit payment is $96,470.59 x 0.05 = $4,823.53.
Example 7
In this example, assume the accumulated value prior to the withdrawal is $110,000.
Withdrawal Benefit Base Calculation
On the contract anniversary following the withdrawal, the withdrawal benefit bases are adjusted for any excess withdrawals.
     Investment Back
     The amount of the adjustment* is $1,000 (the amount of the excess withdrawal). The new Investment Back withdrawal benefit base is      $100,000 - $1,000 = $99,000.
      * The amount of the adjustment for excess withdrawal is the greater of a. or b. where;
a.	is $1,000 (the amount of the excess withdrawal); and

b.	is $970.87 (the result of (1. divided by 2.) multiplied by 3.) where:
1.	is the amount of the withdrawal greater than the Investment Back withdrawal benefit payment available prior to the withdrawal ($1,000);

2.	is the accumulated value after the Investment Back withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 minus $7,000); and

3.	is the Investment Back withdrawal benefit base prior to the adjustment for the excess amount ($100,000)
For Life
The amount of the adjustment* is $3,000 (the amount of the excess withdrawal). The new For Life withdrawal benefit base is $100,000 - $3,000 = $97,000.
     *The amount of the adjustment for excess withdrawal is the greater of a. or b. where:
a.	is $3,000 (the amount of the excess withdrawal); and

b.	is $2,857.14 (the result of (1. divided by 2.) multiplied by 3.) where:
1.	is the amount of the withdrawal greater than the For Life withdrawal benefit payment available prior to the withdrawal ($3,000);

2.	is the accumulated value after the For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 minus $5,000); and

3.	is the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
Remaining Withdrawal Benefit Base Calculation
The remaining withdrawal benefit base is adjusted when withdrawals are taken.
Investment Back

The amount of the adjustment* is $8,000 (the amount of the Investment Back withdrawal benefit payment plus the excess withdrawal). The new Investment Back remaining withdrawal benefit base is $100,000 - $8,000 = $92,000.
*The amount of the adjustment is a. plus b. where:
a.	is $7,000 (the actual amount withdrawn that does not exceed the Investment Back withdrawal benefit payment ); and

b.	is $1,000 (a proportionate reduction for the excess withdrawal). The amount of the proportionate reduction is the greater of 1. or 2. where:
1.	is $1,000 (the amount of the excess withdrawal); and

2.	is $902.91 (the result of (i. divided by ii.) multiplied by iii.) where:
i.	is the amount of the withdrawal greater than the Investment Back withdrawal benefit payment available prior to the withdrawal ($1,000);

ii.	is the accumulated value after the Investment Back withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 - $7,000); and

iii.	is the Investment Back remaining withdrawal benefit base after the Investment Back withdrawal benefit payment is deducted but prior to the adjustment for the excess amount ($100,000 - $7,000).
For Life
The amount of the adjustment* is $8,000 (the amount of the For Life withdrawal benefit payment plus the excess withdrawal). The new For Life remaining withdrawal benefit base is $100,000 - $8,000 = $92,000.

81

     *The amount of the adjustment is a. plus b. where:
a.	is $5,000 — the actual amount withdrawn that does not exceed the For Life withdrawal benefit payment ; and

b.	is $3,000 — a proportionate reduction for the excess withdrawal. The amount of the proportionate reduction is the greater of 1. or 2. where:
1.	is $3,000 (the amount of the excess withdrawal); and

2.	is $2,714.28 (the result of (i. divided by ii.) multiplied by iii.) where:
i.	is the amount of the withdrawal greater than the For Life withdrawal benefit payment available prior to the withdrawal ($3,000);

ii.	is the accumulated value after the For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 - $5,000); and

iii.	is the For Life remaining withdrawal benefit base after the For Life withdrawal benefit payment is deducted but prior to the adjustment for the excess amount ($100,000 - $5,000).
Withdrawal Benefit Payment Calculation (for the next contract year)
The withdrawal benefit payment is the new withdrawal benefit base (calculated on the contract anniversary) multiplied by the associated percentage. The For Life withdrawal benefit payment percentage is locked-in at 5%.
     Investment Back
     The new Investment Back withdrawal benefit payment is $99,000 x 0.07 = $6,930.
     For Life
     The new For Life withdrawal benefit payment is $97,000 x 0.05 = $4,850.

82

APPENDIX C — GMWB 2-SL AND GMWB 2-SL/JL EXAMPLES
These examples have been provided to assist you in understanding the various features of the GMWB 2-SL and the GMWB 2-SL/JL Riders (together, the “GMWB 2 Rider”) and to demonstrate how premium payments received and withdrawals taken from the Contract affect the values and benefits under the GMWB 2 Rider. These examples are based on certain hypothetical assumptions and are for illustrative purposes only. These examples are not intended to serve as projections of future investment returns.

NOTE:	For the purpose of the following examples, a partial annuitization has the same effect as a partial surrender and both are referred to as a withdrawal in the following examples.
EXAMPLES WITHOUT EXCESS WITHDRAWALS
The examples without excess withdrawals assume the following:
•	the client is age 62 and the client’s spouse is age 60 on the rider effective date.
•	initial premium payment = $100,000.
•	the withdrawal benefit bases prior to partial surrender = $100,000.
•	the remaining withdrawal benefit bases prior to partial surrender = $100,000.
•	Investment Back (7%) withdrawal benefit payment = $7,000.
•	“Single Life” For Life (5%) withdrawal benefit payment = $5,000, if withdrawals start prior to the client attaining age 70.
•	“Joint Life” For Life (4.5%) withdrawal benefit payment = $4,500, if withdrawals start prior to the spouse attaining age 70.
Example 1
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
     On the first contract anniversary:
•	a 7% GMWB bonus is credited to the withdrawal benefit base. The credit is $100,000 x 0.07 = $7,000.

•	there is no GMWB Step-Up because the withdrawal benefit bases after the bonus is credited are larger than the Contract’s accumulated value.

•	Investment Back:
-	the new Investment Back withdrawal benefit base is $100,000 + 7,000 = $107,000;

-	the new Investment Back remaining withdrawal benefit base is $100,000 + 7,000 = $107,000; and

-	the new Investment Back withdrawal benefit payment is $107,000 x 0.07 = $7,490.
•	For Life:
-	the new For Life withdrawal benefit base is $100,000 + 7,000 = $107,000;

-	the new For Life remaining withdrawal benefit base is base is $100,000 + 7,000 = $107,000; and

-	the new “Single Life” For Life withdrawal benefit payment is $107,000 x 0.05 = $5,350.
Example 2
In contract year one:
•	no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.

•	the client makes a premium payment of $50,000.
     On the first contract anniversary:
•	a 7% GMWB bonus is credited to the withdrawal benefit base. The credit is ($100,000 + $50,000) x 0.07 = $10,500.

•	there is no GMWB Step-Up because the withdrawal benefit bases after the bonus is credited are larger than the Contract’s accumulated value.

•	Investment Back:
-	the new Investment Back withdrawal benefit base is $100,000 + $50,000 + $10,500 = $160,500;

-	the new Investment Back remaining withdrawal benefit base is $100,000 + $50,000 + $10,500 = $160,500; and

-	the new Investment Back withdrawal benefit payment is $160,500 x 0.07 = $11,235.
•	For Life:

83

-	the new For Life withdrawal benefit base is $100,000 + $50,000 + $10,500 = $160,500;

-	the new For Life remaining withdrawal benefit base is $100,000 + $50,000 + $10,500 = $160,500; and

-	the new “Single Life” For Life withdrawal benefit payment is $160,500 x 0.05 = $8,025.
Example 3
In contract year one, the client elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $4,500. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 4.5%.
     On the first contract anniversary,
•	Since a withdrawal was taken in contract year one, no GMWB bonus is credited.

•	there is no GMWB Step-Up because the withdrawal benefit bases after the bonus is credited are larger than the Contract’s accumulated value.

•	Investment Back:
-	the withdrawal benefit base remains the same ($100,000);

-	the new remaining withdrawal benefit base is $100,000 - $4,500 = $95,500; and

-	the withdrawal benefit payment for the next contract year remains the same ($100,000 x 0.07 = $7,000).
•	For Life
-	the For Life withdrawal benefit base remains the same ($100,000);

-	the new For Life remaining withdrawal benefit base is $100,000 - $4,500 = $95,500; and

-	the “Joint Life” For Life withdrawal benefit payment for the next contract year remains the same ($100,000 x 0.045 = $4,500).
Example 4
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate For Life withdrawal benefit payment as “Single Life”.
     On the first contract anniversary:
•	a 7% GMWB bonus is credited to the withdrawal benefit bases. The credit is $100,000 x 0.07 = $7,000.

•	there is no GMWB Step-Up because the withdrawal benefit bases after the bonus is credited are larger than the Contract’s accumulated value.

•	Investment Back:
-	the new Investment Back withdrawal benefit base is $100,000 + 7,000 = $107,000;

-	the new Investment Back remaining withdrawal benefit base is $100,000 + 7,000 = $107,000; and

-	the new Investment Back withdrawal benefit payment is $107,000 x 0.07 = $7,490.
•	For Life:
-	the new For Life withdrawal benefit base is $100,000 + 7,000 = $107,000;

-	the new For Life remaining withdrawal benefit base is base is $100,000 + 7,000 = $107,000; and

-	the new “Single Life” For Life withdrawal benefit payment is $107,000 x 0.05 = $5,350.
In contract year two, the client elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $4,500. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 4.5%.
On the second contract anniversary,
•	Since a withdrawal was taken in contract year two, no GMWB bonus is credited.

•	there is no GMWB Step-Up because the withdrawal benefit bases are larger than the Contract’s accumulated value.

•	Investment Back:
-	the Investment Back withdrawal benefit base remains the same ($107,000);

-	the new Investment Back remaining withdrawal benefit base is $107,000 - $4,500 = $102,500; and

-	the Investment Back withdrawal benefit payment for the next contract year remains the same ($107,000 x 0.07 = $7,490).
•	For Life
-	the For Life withdrawal benefit base remains the same ($107,000);

-	the new For Life remaining withdrawal benefit base is $107,000 - $4,500 = $102,500; and

-	the “Joint Life” For Life withdrawal benefit payment for the next contract year is $107,000 x 0.045 = $4,815.
In contract year three, no withdrawals are taken. The “Joint Life” For Life withdrawal benefit payment percentage remains locked-in at 4.5%.

84

     On the third contract anniversary,
•	Since a withdrawal was taken in contract year two, no GMWB bonus is credited.

•	there is no GMWB Step-Up because the withdrawal benefit bases are larger than the Contract’s accumulated value.

•	Investment Back:
-	the Investment Back withdrawal benefit base remains the same ($107,000);

-	the Investment Back remaining withdrawal benefit base remains the same ($102,500); and

-	the Investment Back withdrawal benefit for the next contract year remains the same ($107,000 x 0.07 = $7,490).
•	For Life
-	the For Life withdrawal benefit base remains the same ($107,000);

-	the For Life remaining withdrawal benefit base remains the same ($102,500); and

-	the “Joint Life” For Life withdrawal benefit payment for the next contract year remains the same ($107,000 x 0.045 = $4,815).
Example 5
The client elects the “Single Life” For Life withdrawal benefit payment, and in each of the first two contract years, takes a withdrawal of $5,000. Assume there is no GMWB Step-Up on the first contract anniversary. On the 2nd contract anniversary, the client will receive GMWB Step-Up if the Contract’s accumulated value is greater than the applicable withdrawal benefit base.

If the accumulated value on the second
contract anniversary is:	$95,000	$110,000

Investment Back
Prior to step-up
Withdrawal Benefit Base	= $100,000	= $100,00
Withdrawal Benefit Payment	= $100,000 x 0.07 = $7,000	= $100,000 x 0.07 = $7,000
Remaining Withdrawal Benefit Base	= $90,000	= $90,000

After step-up
Withdrawal Benefit Base	= $100,000	= $110,000
Withdrawal Benefit Payment	= $100,000x0.07 = $7,000	= $110,000 x 0.07 = $7,700
Remaining Withdrawal Benefit Base	= $90,000	= $110,000

For Life (“Single Life”)
Prior to step-up
Withdrawal Benefit Base	= $100,000	= $100,000
Withdrawal Benefit Payment	= $100,000 x 0.05 = $5,000	= $100,000 x 0.05 = $5,000
Remaining withdrawal Benefit Base	= $90,000	= $90,000

After step-up
Withdrawal Benefit Base	= $100,000	= $110,000
Withdrawal Benefit Payment	= $100,000 x 0.05 = $5,000	= $110,000 x 0.05 = $5,500
Remaining Withdrawal Benefit Base	= $95,000	= $110,000
EXAMPLES WITH EXCESS WITHDRAWALS
The excess withdrawal examples assume the following:
•	the client is age 62 and elected “Single Life” For Life withdrawal benefit payments at the first withdrawal and therefore, locks-in the “Single Life” For Life withdrawal benefit payment percentage at 5%.
•	the initial premium payment is $100,000.
•	the withdrawal benefit bases prior to partial surrender = $100,000.
•	the remaining withdrawal benefit bases prior to partial surrender = $100,000.
•	Investment Back (7%) withdrawal benefit payment = $7,000.
•	“Single Life” For Life (5%) withdrawal benefit payment = $5,000
•	Withdrawal taken = $8,000.
-	excess amount under the Investment Back withdrawal option is $1,000; and

-	excess amount under the For Life withdrawal option is $3,000.
Example 6

85

In this example, assume the accumulated value prior to the withdrawal is $90,000.
Withdrawal Benefit Base Calculation
On the contract anniversary following the withdrawal, the withdrawal benefit base is adjusted for any excess withdrawals.
Investment Back
The amount of the adjustment* is $1,204.82. The new Investment Back withdrawal benefit base is $100,000 - $1,204.82 = $98,795.18.
     *The amount of the adjustment for the excess withdrawal is the greater of a. or b. where:
a.	is $1,000 (the amount of the excess withdrawal); and

b.	is $1,204.82 (the result of (1. divided by 2.) multiplied by 3.) where:
1.	is the amount of the withdrawal greater than the Investment Back withdrawal benefit payment remaining prior to the withdrawal ($1,000);

2.	is the accumulated value after the Investment Back withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $7,000); and

3.	is the Investment Back withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
     For Life
The amount of the adjustment* is $3,529.41. The new For Life withdrawal benefit base is $100,000 - $3,529.41 = $96,470.59.
*The amount of the adjustment for the excess withdrawal is the greater of (a) or (b) where:
a.	is $3,000 (the amount of the excess withdrawal); and

b.	is $3,529.41 (the result of (1. divided by 2.) multiplied by 3.) where:
1.	is the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment remaining prior to the withdrawal ($3,000);

2.	is the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $5,000); and

3.	is the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
Remaining Withdrawal Benefit Base Calculation
The remaining withdrawal benefit base is adjusted when withdrawals are taken.
Investment Back
The amount of the adjustment* is $8,120.48 (the amount of the Investment Back withdrawal benefit plus the excess withdrawal). The new Investment Back remaining withdrawal benefit base is $100,000 - $8,120.48 = $91,879.52.
*The amount of the adjustment is a. plus b. where:
a.	is $7,000 (the actual amount withdrawn that does not exceed the Investment Back withdrawal benefit payment); and

b.	is $1,120.48 (a proportionate reduction for the excess withdrawal). The amount of the proportionate reduction is the greater of 1. or 2. where:
1.	is $1,000 (the amount of the excess withdrawal); and

2.	is $1,120.48 (the result of (i. divided by ii.) multiplied by iii.) where;
i.	is the amount of the withdrawal greater than the Investment Back withdrawal benefit payment available prior to the withdrawal ($1,000);

ii.	is the accumulated value after the Investment Back withdrawal benefit payement is deducted but prior to the withdrawal of the excess amount ($90,000 - $7,000); and

iii.	is the Investment Back remaining withdrawal benefit base after the Investment Back withdrawal benefit payment is deducted but prior to the adjustment for the excess amount ($100,000 - $7,000).
For Life
The amount of the adjustment* is $8,352.94 (the amount of the “Single Life” For Life withdrawal benefit payment plus the excess withdrawal). The new For Life remaining withdrawal benefit base is $100,000 - $8,352.94 = $91,647.06.
*The amount of the adjustment is a. plus b. where
a.	is $5,000 (the actual amount withdrawn that does not exceed the “Single Life” For Life withdrawal benefit payment); and

86

b.	is $3,352.94 (a proportionate reduction for the excess withdrawal). The amount of the proportionate reduction is the greater of 1. or 2. where:
1.	is $3,000 (the amount of the excess withdrawal); and

2.	is $3,352.94 (the result of (i. divided by ii.) multiplied by iii.) where;
i.	is the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment remaining prior to the withdrawal ($3,000);

ii.	is the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $5,000); and

iii.	is the For Life remaining withdrawal benefit base after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the adjustment for the excess amount ($100,000 - $5,000).
Withdrawal Benefit Payment Calculation (for the next contract year)
The withdrawal benefit payment is the new withdrawal benefit base (calculated on the contract anniversary) multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-in at 5%.
Investment Back
The new Investment Back withdrawal benefit payment is $98,795.18 x 0.07 = $6,915.66.
For Life
The new “Single Life” For Life withdrawal benefit payment is $96,470.59 x 0.05 = $4,823.53.
Example 7
In this example, assume the accumulated value prior to the withdrawal is $110,000.
Withdrawal Benefit Base Calculation
On the contract anniversary following the withdrawal, the withdrawal benefit base is adjusted for any excess withdrawals.
Investment Back
The amount of the adjustment* is $1,000 (the amount of the excess withdrawal). The new Investment Back withdrawal benefit base is $100,000 - $1,000 = $99,000.
*The amount of the adjustment for excess withdrawal is the greater of a. or b. where;
a.	is $1,000 (the amount of the excess withdrawal); and

b.	is $970.87 (the result of (1. divided by 2.) multiplied by 3.) where:
1.	is the amount of the withdrawal greater than the Investment Back withdrawal benefit payment available prior to the withdrawal ($1,000);

2.	is the accumulated value after the Investment Back withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 minus $7,000); and

3.	is the Investment Back withdrawal benefit base prior to the adjustment for the excess amount ($100,000)
For Life
The amount of the adjustment* is $3,000 (the amount of the excess withdrawal). The new For Life withdrawal benefit base is $100,000 - $3,000 = $97,000.
*The amount of the adjustment for excess withdrawal is the greater of a. or b. where:
a.	is $3,000 (the amount of the excess withdrawal); and

b.	is $2,857.14 (the result of (1. divided by 2.) multiplied by 3.) where:
1.	is the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment available prior to the withdrawal ($3,000);

2.	is the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 minus $5,000); and

3.	is the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
Remaining Withdrawal Benefit Base Calculation
The remaining withdrawal benefit base is adjusted when withdrawals are taken.
Investment Back
The amount of the adjustment* is $8,000 (the amount of the Investment Back withdrawal benefit payment plus the excess withdrawal). The new Investment Back remaining withdrawal benefit base is $100,000 - $8,000 = $92,000.

87

*The amount of the adjustment is a. plus b. where:
a.	is $7,000 (the actual amount withdrawn that does not exceed the Investment Back withdrawal benefit payment); and

b.	is $1,000 (a proportionate reduction for the excess withdrawal). The amount of the proportionate reduction is the greater of 1. or 2. where:
1.	is $1,000 (the amount of the excess withdrawal); and

2.	is $902.91 (the result of (i. divided by ii.) multiplied by iii.) where:
i.	is the amount of the withdrawal greater than the Investment Back withdrawal benefit payment available prior to the withdrawal ($1,000);

ii.	is the accumulated value after the Investment Back withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 - $7,000); and

iii.	is the Investment Back remaining withdrawal benefit base after the Investment Back withdrawal benefit payment is deducted but prior to the adjustment for the excess amount ($100,000 - $7,000).
For Life The amount of the adjustment* is $8,000 (the amount of the “Single Life” For Life withdrawal benefit payment plus the excess withdrawal). The new For Life remaining withdrawal benefit base is $100,000 - $8,000 = $92,000.
*The amount of the adjustment is a. plus b. where:
a.	is $5,000 - the actual amount withdrawn that does not exceed the “Single Life” For Life withdrawal benefit payment; and

b.	is $3,000 - a proportionate reduction for the excess withdrawal. The amount of the proportionate reduction is the greater of 1. or 2. where:
1.	is $3,000 (the amount of the excess withdrawal); and

2.	is $2,714.28 (the result of (i. divided by ii.) multiplied by iii.) where:
i.	is the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment available prior to the withdrawal ($3,000);

ii.	is the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 - $5,000); and

iii.	is the For Life remaining withdrawal benefit base after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the adjustment for the excess amount ($100,000 - $5,000).
Withdrawal Benefit Payment Calculation (for the next contract year)
The withdrawal benefit payment is the new withdrawal benefit base (calculated on the contract anniversary) multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-in at 5%.
Investment Back
The new Investment Back withdrawal benefit payment is $99,000 x 0.07 = $6,930.
For Life
The new “Single Life” For Life withdrawal benefit payment is $97,000 x 0.05 = $4,850.

88

APPENDIX D — GMWB INVESTMENT OPTIONS
GMWB INVESTMENT OPTIONS
While a GMWB rider is in effect, the investment options you may select are restricted. The limited investment options available under a GMWB rider are intended to support the rider’s guarantees with balanced investment objectives. If your investment goal is aggressive growth, a GMWB rider may not be appropriate for you.
You must allocate 100% of your Separate Account division accumulated value and premium payments to one of the following GMWB Models or Separate Account divisions (the “GMWB investment options”):

•	one of the GMWB Select Models as described below;

•	one of the GMWB Self-Build Models as described below;

•	the Principal LifeTime 2010 Account;

•	the Principal LifeTime 2020 Account;

•	the Principal LifeTime Strategic Income Account;

•	Strategic Asset Management Balanced Portfolio;

•	Strategic Asset Management Conservative Balanced Portfolio; or

•	Strategic Asset Management Flexible Income Portfolio.
A GMWB rider does not restrict allocations to the Fixed or DCA Accounts.
For more information about GMWB Select Models or GMWB Self-Build Models, please see below. For more information about Principal LifeTime Accounts and Strategic Asset Management (SAM) Portfolios, please see the prospectus sections titled “THE CONTRACT — The Underlying Mutual Funds”, “TABLE OF SEPARATE ACCOUNT DIVISIONS” and “SUMMARY OF EXPENSE INFORMATION — Annual Underlying Mutual Fund Expenses” and the underlying fund’s prospectus provided with this prospectus. For more information about the Fixed and DCA Accounts, please see “FIXED ACCOUNT AND DCA PLUS ACCOUNTS”.
We reserve the right to modify the list of available GMWB investment options, subject to compliance with applicable regulations and prior written notice to you.
You may transfer from one available GMWB investment option to another by moving 100% of your Separate Account division accumulated value to one of the other GMWB investment options available at the time of the transfer. You may make a transfer by providing us notice (the change is effective on the next valuation period after we receive your notice).
Your GMWB rider will terminate if you allocate premium payments or transfer your Separate Account division accumulated value to an investment option that is not a permitted GMWB investment option. By electing a GMWB rider, you acknowledge that we will not be responsible for any financial loss or tax obligation that you incur owing to termination of your GMWB rider because you violated the GMWB investment restrictions.
GMWB Select Models
You may select one of the three GMWB Select Models shown below. If you choose a GMWB Select Model, you are directing us to allocate your premium payments and Separate Account division accumulated value according to the allocation percentages shown in the chart below. In addition, you are directing us to automatically rebalance the Separate Account division accumulated value each calendar quarter to match the allocation percentages of your chosen GMWB Select Model.
GMWB SELECT MODELS

Names	Model A	Model B	Model C
Short Term Fixed Income	30%	20%	10%
Short-Term Bond	30%	20%	10%
Fixed Income	40%	30%	20%
Bond (n/k/a Bond and Mortgage Securities)	15%	15%	10%
Government & High Quality Bond	15%	10%	N/A
American Century VP Inflation Protection	10%	5%	10%
Large US Equity	20%	25%	30%

89

Names	Model A	Model B	Model C
Large Cap Blend	10%	10%	10%
LargeCap Blend (n/k/a LargeCap Blend II)	10%	10%	10%
Large Cap Value	0%	5%	10%
LargeCap Value (n/k/a LargeCap Value III)	N/A	5%	10%
Large Cap Growth	10%	10%	10%
American Century Ultra	10%	10%	10%
Small/Mid US Equity	0%	5%	15%
MidCap Value	0%	0%	5%
MidCap Value (n/k/a MidCap Value II)	NA	NA	5%
MidCap Blend	0%	5%	5%
MidCap (n/k/a MidCap Blend)	N/A	5%	5%
Small Cap	0%	0%	5%
SmallCap Value (n/k/a SmallCap Value I)	N/A	N/A	5%
Balanced/Asset Allocation	10%	15%	20%
Equity Income I (n/k/a Equity Income)	10%	15%	20%
International Equity	0%	5%	5%
Fidelity Overseas	NA	5%	5%
For more information about divisions named in the GMWB Select Models above, please see the prospectus sections titled “THE CONTRACT — The Underlying Mutual Funds”, “TABLE OF SEPARATE ACCOUNT DIVISIONS” and “SUMMARY OF EXPENSE INFORMATION — Annual Underlying Mutual Fund Expenses” and the underlying fund’s prospectus provided with this prospectus.
GMWB Self-Build Models
You may select one of the three GMWB Self-Build Models shown below. The GMWB Self-Build Models provide you limited ability to select the Separate Account divisions for allocation using certain guidelines that we provide. To “build your model,” you pick Separate Account divisions from each of the asset classes in the model. The amount you may allocate in each asset class is set out in the tables below. Your division allocation percentages may not exceed the asset class percentages of your GMWB Self-Build Model. The sum of the percentages you invest in the asset classes must total 100%.
If you choose a GMWB Self-Build Model, you are directing us to allocate your Separate Account division accumulated value and premium payments according to the allocation percentages you have set. In addition, you are directing us to automatically rebalance your Separate Account division accumulated value each calendar quarter to match the allocation percentages you set in your GMWB Self-Build Model. You may transfer among the divisions within a asset class as long as your allocations for that asset class equal the percentage established by your chosen GMWB Self-Build Model, and you adhere to the transfer provisions of your Contract (See THE CONTRACT — The Accumulation Period, Division Transfers and GENERAL PROVISIONS — Frequent Trading and Market Timing (Abusive Trading Practices)).
GMWB SELF-BUILD MODELS

	Model	Model	Model
Names	A	B	C
Short Term Fixed Income	30%	20%	10%
Short-Term Bond
Money Market
Fixed Income	40%	30%	20%
Bond (n/k/a Bond and Mortgage Securities)
Government & High Quality Bond
American Century VP Inflation Protection
Large US Equity	20%	25%	30%
Large Cap Blend	10%	10%	10%

90

	Model	Model	Model
Names	A	B	C
LargeCap Blend (n/k/a LargeCap Blend II)
LargeCap Stock Index (n/k/a LargeCap S&P 500 Index)
Neuberger Berman AMT Socially Responsive
Large Cap Value	0%	5%	10%
Capital Value (n/k/a LargeCap Value)
Equity Value (n/k/a LargeCap Value II)
LargeCap Value (n/k/a LargeCap Value III)
Large Cap Growth	10%	10%	10%
American Century Ultra
Fidelity Contrafund®
T. Rowe Price Health Sciences
Small/Mid US Equity	0%	5%	15%
MidCap Value	0%	0%	5%
MidCap Value (n/k/a MidCap Value II)
MidCap Blend	0%	5%	5%
MidCap (n/k/a MidCap Blend)
Small Cap	0%	0%	5%
SmallCap Value (n/k/a SmallCap Value I)
Balanced/Asset Allocation	10%	15%	20%
Asset Allocation
Equity Income I (n/k/a Equity Income)
LifeTime 2010
LifeTime 2020
LifeTime Strategic Income
International Equity	0%	5%	5%
Diversified International
Fidelity Overseas
For more information about divisions named in the GMWB Self-Build Models above, please see the prospectus sections titled “THE CONTRACT — The Underlying Mutual Funds”, “TABLE OF SEPARATE ACCOUNT DIVISIONS” and “SUMMARY OF EXPENSE INFORMATION — Annual Underlying Mutual Fund Expenses” and the underlying fund’s prospectus provided with this prospectus.

91

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B
PRINCIPAL INVESTMENT PLUS VARIABLE ANNUITYSM
Statement of Additional Information
Dated May 1, 2008
This Statement of Additional Information provides information about the Principal Investment Plus Variable Annuity (the “Contract”) in addition to the information that is contained in the Contract’s Prospectus dated May 1, 2008.
This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:
Principal Investment Plus Variable Annuity
The Principal Financial Group
P.O. Box 9382
Des Moines Iowa 50306-9382
Telephone: 1-800-852-4450

2

GENERAL INFORMATION AND HISTORY
Principal Life Insurance Company (the “Company”) is the issuer of the Principal Investment Plus Variable Annuity (the “Contract”) and serves as custodian of its assets. The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. The Company’s home office is located at: Principal Financial Group, Des Moines, Iowa 50392. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.
On June 24,1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the current organizational structure.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, serves as the independent registered public accounting firm for Principal Life Insurance Company Separate Account B and the Principal Life Insurance Company.
PRINCIPAL UNDERWRITER
The principal underwriter of the Contract is Princor Financial Services Corporation (“Princor”) which is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of Princor is the Principal Financial Group, 680 8th Street, Des Moines, Iowa 50392-0200. Princor was incorporated in Iowa in 1968 and is a securities broker-dealer registered with the Securities Exchange Commission as well as a member of the FINRA. The Contracts may also be sold through other broker-dealers authorized by Princor and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.
The Contract’s offering to the public is continuous. As the principal underwriter, Princor is paid for the distribution of the Contract. For the last three fiscal years Princor has received and retained the following commissions:

2007	2006	2005
received/retained	received/retained	received/retained
$24,201,879.36/$0	$22,386,910/$0	$12,169,228/$0
CALCULATION OF PERFORMANCE DATA
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions. Separate performance figures will be shown for the Contract without the premium payment credit rider and for the Contract with the premium payment credit rider.
The Contract was not offered prior to March 1, 2005. However, the certain divisions invest in underlying mutual funds which were offered prior to the date the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as the Contract was issued on or after the date the underlying mutual fund was first offered. The hypothetical performance from the date of inception of the underlying mutual fund in which the division invests is derived by reducing the actual performance of the underlying mutual fund by the highest level of fees and charges of the Contract as if it had been in existence.
In addition, as certain of the underlying mutual funds have added classes since the inception of the fund, performance may be shown for periods prior to the inception date of the new class which represents the historical results of initial class shares adjusted to reflect the fees and expenses of the new class.

3

The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles.
The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.
From time to time the Separate Account advertises its Money Market Division’s “yield” and “effective yield” for the Contract. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment under the Contract in the division over a 7-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the “yield” and “effective yield.”

	Yield for the Period Ended December 31, 2007
For Contracts:	7-day annualized yield		7-day effective yield
without a surrender charge or a purchase payment credit rider		2.87%		2.92%
with a surrender charge but without a purchase payment credit rider	–	3.13%	–	3.08%
without a surrender charge but with a purchase payment credit rider		2.27%		2.33%
Also, from time to time, the Separate Account will advertise the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value. In this calculation for the Contract without the premium payment credit rider, the ending value is reduced by a surrender charge that decreases from 6% to 0% over a period of 7 years. For the calculations relating to the Contract with the premium payment credit rider, the ending value is reduced by a surrender charge that decreases from 8% to 0% over a period of 9 years. The Separate Account may also advertise total return figures for its divisions for a specified period that does not take into account the surrender charge in order to illustrate the change in the division’s unit value over time. See “Charges and Deductions” in the Prospectus for a discussion of surrender charges.
Following are the hypothetical average annual total returns for the period ending December 31, 2007 assuming the Contract had been offered as of the effective dates of the underlying mutual funds in which the divisions invest:

	For Contracts without the Premium Payment Credit Rider
	with Surrender Charge
Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
AIM V.I. Basic Value	September 10, 2001	-5.75	10.44		4.39
AIM V.I. SmallCap Equity	August 29, 2003	-2.16			10.51
AllianceBernstein Small Cap Growth	August 15, 1996	6.62	15.94	2.16	3.85
American Century VP Inflation Protection	December 31, 2002	2.14	2.77		2.77
American Century VP Vista	October 5, 2001	32.00	20.20		12.05
American Century VP Ultra	May 1, 2001	13.30	8.58		1.50
Dreyfus Investment Portfolio Technology Growth	August 31, 1999	6.98	11.21		-3.27
Fidelity VIP Contrafund®	January 3, 1995	9.81	15.77	8.91	12.76
Fidelity VIP Equity-Income	November 3, 1986	-6.02	11.30	5.12	9.17
Fidelity VIP Growth	October 31, 1986	19.05	12.40	5.20	9.71
Fidelity VIP MidCap	December 28, 1998	7.87	19.55		17.19
Fidelity VIP Overseas	January 28, 1987	9.56	19.70	6.56	6.70
Goldman Sachs VIT Mid Cap Value	May 1, 1998	-4.12	15.09		9.02
Goldman Sachs VIT Structured Small Cap Equity	February 13, 1998	-23.56	9.20		3.67
Lehman Brothers High Income Bond Portfolio	September 15, 2004	-6.23			0.67
Neuberger Berman AMT Fasciano	July 12, 2002	-6.77	6.91		6.16
Neuberger Berman AMT Partners	March 22, 1994	1.94	16.57	5.41	9.89
Neuberger Berman AMT Socially Responsive	February 18, 1999	0.24	12.91		5.83
T. Rowe Price Blue Chip Growth	December 29, 2000	5.05	10.73		1.07
T. Rowe Price Health Sciences	December 29, 2000	10.21	15.91		4.38
Asset Allocation	June 1, 1994	4.35	10.10	5.51	7.43
Bond & Mortgage Securities (f/k/a Bond)	December 18, 1987	-3.91	2.11	3.64	5.93
Diversified International	May 2, 1994	8.61	22.25	7.60	8.57
Equity Income (f/k/a Equity Income I)	April 28, 1998	-2.75	14.27		8.34

4

	For Contracts without the Premium Payment Credit Rider
	with Surrender Charge
Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
Government & High Quality Bond	April 9, 1987	-2.44	1.38	3.80	5.65
International Emerging Markets	October 24, 2000	34.31	37.02		20.91
International SmallCap	May 1, 1998	1.83	27.96		13.05
LargeCap Blend II (f/k/a LargeCap Blend)	May 1, 2002	-2.22	9.88		5.39
LargeCap Growth (f/k/a Growth)	May 2, 1994	15.63	14.14	2.11	6.04
LargeCap Growth I (f/k/a Equity Growth)	June 1, 1994	1.13	9.43	3.04	8.95
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)	May 3, 1999	-2.20	10.60		0.83
LargeCap Value (f/k/a Capital Value)	May 13, 1970	-7.38	10.68	3.37	10.20
LargeCap Value II (f/k/a Equity Value)	August 30, 2004	-8.59			7.33
LargeCap Value III (f/k/a LargeCap Value)	May 1, 2002	-10.95	10.46		6.15
MidCap Blend (f/k/a MidCap)	December 18, 1987	2.05	14.54	8.25	12.43
MidCap Growth I (f/k/a MidCap Growth)	May 1, 1998	3.37	14.93		3.16
MidCap Value II (f/k/a MidCap Value)	May 3, 1999	-8.30	13.87		10.36
Money Market	March 18, 1983	-2.45	0.83	2.14
Principal LifeTime 2010	August 30, 2004	-3.59			6.89
Principal LifeTime 2020	August 30, 2004	-2.47			8.82
Principal LifeTime 2030	August 30, 2004	-1.38			9.06
Principal LifeTime 2040	August 30, 2004	-0.82			9.86
Principal LifeTime 2050	August 30, 2004	-0.74			10.07
Principal LifeTime Strategic Income	August 30, 2004	-5.18			5.04
Real Estate Securities	May 1, 1998	-24.75	17.63		11.79
Short-Term Bond	May 1, 2003	-4.25			0.47
SmallCap Growth II (f/k/a SmallCap Growth)	May 1, 1998	-2.35	12.76		1.09
SmallCap Value I (f/k/a SmallCap Value)	May 1, 1998	-16.68	14.31		9.02
SAM Balanced	June 3, 1997	1.28	9.63	7.57	7.54
SAM Conservative Balanced	April 23, 1998	0.23	7.30		4.44
SAM Conservative Growth	June 3, 1997	1.92	11.71	8.20	8.15
SAM Flexible Income	September 9, 1997	-1.24	5.29	5.47	5.49
SAM Strategic Growth	June 3, 1997	2.21	13.07	8.95	9.06
West Coast Equity	April 28, 1998	1.35	14.61		10.17

	For Contracts without the Premium Payment Credit Rider
	without Surrender Charge
Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
AIM V.I. Basic Value	September 10, 2001	0.25	10.84		4.39
AIM V.I. SmallCap Equity	August 29, 2003	3.84			11.00
AllianceBernstein Small Cap Growth	August 15, 1996	12.62	16.27	2.16	3.85
American Century VP Inflation Protection	December 31, 2002	8.14	3.30		3.30
American Century VP Vista	October 5, 2001	38.00	20.49		12.05
American Century VP Ultra	May 1, 2001	19.30	9.01		1.50
Dreyfus Investment Portfolio Technology Growth	August 31, 1999	12.98	11.60		-3.27
Fidelity VIP Contrafund®	January 3, 1995	15.81	16.10	8.91	12.76
Fidelity VIP Equity-Income	November 3, 1986	-0.02	11.69	5.12	9.17
Fidelity VIP Growth	October 31, 1986	25.05	12.77	5.20	9.71
Fidelity VIP MidCap	December 28, 1998	13.87	19.84		17.19
Fidelity VIP Overseas	January 28, 1987	15.56	20.00	6.56	6.70
Goldman Sachs VIT Mid Cap Value	May 1, 1998	1.88	15.43		9.02
Goldman Sachs VIT Structured Small Cap Equity	February 13, 1998	-17.56	9.62		3.67
Lehman Brothers High Income Bond Portfolio	September 15, 2004	-0.23			1.85
Neuberger Berman AMT Fasciano	July 12, 2002	-0.77	7.37		6.44
Neuberger Berman AMT Partners	March 22, 1994	7.94	16.89	5.41	9.89
Neuberger Berman AMT Socially Responsive	February 18, 1999	6.24	13.28		5.83
T. Rowe Price Blue Chip Growth	December 29, 2000	11.05	11.13		1.07
T. Rowe Price Health Sciences	December 29, 2000	16.21	16.24		4.38
Asset Allocation	June 1, 1994	10.35	10.51	5.51	7.43
Bond & Mortgage Securities (f/k/a Bond)	December 18, 1987	2.09	2.66	3.64	5.93
Diversified International	May 2, 1994	14.61	22.52	7.60	8.57
Equity Income (f/k/a Equity Income I)	April 28, 1998	3.25	14.62		8.34
Government & High Quality Bond	April 9, 1987	3.56	1.94	3.80	5.65
International Emerging Markets	October 24, 2000	40.31	37.19		20.91
International SmallCap	May 1, 1998	7.83	28.18		13.05
LargeCap Blend II (f/k/a LargeCap Blend)	May 1, 2002	3.78	10.29		5.66
LargeCap Growth (f/k/a Growth)	May 2, 1994	21.63	14.49	2.11	6.04
LargeCap Growth I (f/k/a Equity Growth)	June 1, 1994	7.13	9.85	3.04	8.95
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)	May 3, 1999	3.80	11.00		0.83
LargeCap Value (f/k/a Capital Value)	May 13, 1970	-1.38	11.08	3.37	10.20
LargeCap Value II (f/k/a Equity Value)	August 30, 2004	-2.59			8.33
LargeCap Value III (f/k/a LargeCap Value)	May 1, 2002	-4.95	10.86		6.42
MidCap Blend (f/k/a MidCap)	December 18, 1987	8.05	14.88	8.25	12.43
MidCap Growth I	May 1, 1998	9.37	15.27		3.16

5

	For Contracts without the Premium Payment Credit Rider
	without Surrender Charge
Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
MidCap Value II (f/k/a MidCap Value)	May 3, 1999	-2.30	14.23		10.36
Money Market	March 18, 1983	3.55	1.40	2.14
Principal LifeTime 2010	August 30, 2004	2.41			7.90
Principal LifeTime 2020	August 30, 2004	3.53			9.80
Principal LifeTime 2030	August 30, 2004	4.62			10.03
Principal LifeTime 2040	August 30, 2004	5.18			10.81
Principal LifeTime 2050	August 30, 2004	5.26			11.02
Principal LifeTime Strategic Income	August 30, 2004	0.82			6.10
Real Estate Securities	May 1, 1998	-18.75	17.94		11.79
Short-Term Bond	May 1, 2003	1.75			1.10
SmallCap Growth II (f/k/a SmallCap Growth)	May 1, 1998	3.65	13.13		1.09
SmallCap Value I (f/k/a SmallCap Value)	May 1, 1998	-10.68	14.66		9.02
SAM Balanced	June 3, 1997	7.28	10.05	7.57	7.54
SAM Conservative Balanced	April 23, 1998	6.23	7.75		4.44
SAM Conservative Growth	June 3, 1997	7.92	12.09	8.20	8.15
SAM Flexible Income	September 9, 1997	4.76	5.78	5.47	5.49
SAM Strategic Growth	June 3, 1997	8.21	13.43	8.95	9.06
West Coast Equity	April 28, 1998	7.35	14.96		10.17

	For Contracts with the Premium Payment Credit Rider
	with Surrender Charge
Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
AIM V.I. Basic Value	September 10, 2001	-8.36	9.63		3.50
AIM V.I. SmallCap Equity	August 29, 2003	-4.78			9.67
AllianceBernstein Small Cap Growth	August 15, 1996	3.94	15.12	1.55	3.22
American Century VP Inflation Protection	December 31, 2002	-0.51	1.95		1.95
American Century VP Vista	October 5, 2001	29.17	19.37		11.20
American Century VP Ultra	May 1, 2001	10.59	7.77		0.61
Dreyfus Investment Portfolio Technology Growth	August 31, 1999	4.30	10.40		-3.85
Fidelity VIP Contrafund®	January 3, 1995	7.11	14.95	8.26	12.08
Fidelity VIP Equity-Income	November 3, 1986	-8.62	10.48	4.49	8.52
Fidelity VIP Growth	October 31, 1986	16.30	11.58	4.57	9.05
Fidelity VIP MidCap	December 28, 1998	5.18	18.72		16.48
Fidelity VIP Overseas	January 28, 1987	6.87	18.88	5.92	6.06
Goldman Sachs VIT Mid Cap Value	May 1, 1998	-6.73	14.27		8.37
Goldman Sachs VIT Structured Small Cap Equity	February 13, 1998	-26.05	8.39		3.05
Lehman Brothers High Income Bond Portfolio	September 15, 2004	-8.83			-0.26
Neuberger Berman AMT Fasciano	July 12, 2002	-9.37	6.10		5.37
Neuberger Berman AMT Partners	March 22, 1994	-0.71	15.75	4.77	9.23
Neuberger Berman AMT Socially Responsive	February 18, 1999	-2.40	12.10		5.19
T. Rowe Price Blue Chip Growth	December 29, 2000	2.39	9.92		0.33
T. Rowe Price Health Sciences	December 29, 2000	7.51	15.09		3.64
Asset Allocation	June 1, 1994	1.69	9.29	4.88	6.78
Bond & Mortgage Securities (f/k/a Bond)	December 18, 1987	-6.53	1.29	3.02	5.30
Diversified International	May 2, 1994	5.92	21.42	6.96	7.92
Equity Income (f/k/a Equity Income I)	April 28, 1998	-5.38	13.45		7.69
Government & High Quality Bond	April 9, 1987	-5.06	0.56	3.17	5.02
International Emerging Markets	October 24, 2000	31.46	36.14		20.14
International SmallCap	May 1, 1998	-0.82	27.11		12.37
LargeCap Blend II (f/k/a LargeCap Blend)	May 1, 2002	-4.84	9.07		4.60
LargeCap Growth (f/k/a Growth)	May 2, 1994	12.90	13.33	1.50	5.41
LargeCap Growth I (f/k/a Equity Growth)	June 1, 1994	-1.52	8.62	2.42	8.29
LargeCap S&P 500 Index (f/k/a LargeCap Stock Index)	May 3, 1999	-4.82	9.79		0.22
LargeCap Value (f/k/a Capital Value)	May 13, 1970	-9.97	9.87	2.75	9.54
LargeCap Value II (f/k/a Equity Value)	August 30, 2004	-11.17			6.40
LargeCap Value III (f/k/a LargeCap Value)	May 1, 2002	-13.52	9.65		5.37
MidCap Blend (f/k/a MidCap)	December 18, 1987	-0.60	13.72	7.60	11.76
MidCap Growth I (f/k/a MidCap Growth)	May 1, 1998	0.71	14.11		2.54
MidCap Value II (f/k/a MidCap Value)	May 3, 1999	-10.89	13.06		9.70
Money Market	March 18, 1983	-5.07	0.01	1.53
Principal LifeTime 2010	August 30, 2004	-6.20			5.97
Principal LifeTime 2020	August 30, 2004	-5.09			7.90
Principal LifeTime 2030	August 30, 2004	-4.01			8.14
Principal LifeTime 2040	August 30, 2004	-3.46			8.93
Principal LifeTime 2050	August 30, 2004	-3.37			9.15
Principal LifeTime Strategic Income	August 30, 2004	-7.79			4.12
Real Estate Securities	May 1, 1998	-27.24	16.81		11.12
Short-Term Bond	May 1, 2003	-6.86			-0.36
SmallCap Growth II (f/k/a SmallCap Growth)	May 1, 1998	-4.97	11.95		0.48
SmallCap Value I (f/k/a SmallCap Value)	May 1, 1998	-19.21	13.49		8.36

6

	For Contracts without the Premium Payment Credit Rider
	with Surrender Charge
Division	Effective Date	One Year	Five Years	Ten Years	Since Inception
SAM Balanced	June 3, 1997	-1.36	8.82	6.93	6.89
SAM Conservative Balanced	April 23, 1998	-2.41	6.49		3.81
SAM Conservative Growth	June 3, 1997	-0.73	10.89	7.56	7.50
SAM Flexible Income	September 9, 1997	-3.87	4.48	4.84	4.86
SAM Strategic Growth	June 3, 1997	-0.44	12.27	8.30	8.41
West Coast Equity	April 28, 1998	-1.29	13.80		9.51
For Contracts with the Premium Payment Credit Rider and without Surrender Charges

	Effective	One	Five	Ten	Since
Division	Date	year	years	years	Inception
AIM V.I. Basic Value	09/10/2001	-0.36%	10.17%		3.76%
AIM V.I. Small Cap Equity	08/29/2003	3.22%			10.34%
AllianceBernstein Small Cap Growth	08/15/1996	11.94%	15.57%	1.55%	3.22%
American Century VP Inflation Protection	12/31/2002	7.49%	2.68%		2.68%
American Century VP Ultra	05/01/2001	18.59%	8.36%		0.90%
American Century VP Vista	10/05/2001	37.17%	19.76%		11.38%
Dreyfus Investment Portfolio Technology Growth	08/31/1999	12.30%	10.93%		-3.85%
Fidelity VIP Contrafund	01/03/1995	15.11%	15.41%	8.26%	12.08%
Fidelity VIP Equity-Income	11/03/1986	-0.62%	11.02%	4.49%	8.52%
Fidelity VIP Growth	10/31/1986	24.30%	12.09%	4.57%	9.05%
Fidelity VIP MidCap	12/28/1998	13.18%	19.12%		16.48%
Fidelity VIP Overseas	01/28/1987	14.87%	19.28%	5.92%	6.06%
IPVA Goldman Sachs VIT Mid Cap Value	05/01/1998	1.27%	14.74%		8.37%
IPVA Goldman Sachs VIT Structured Small Cap Equity	02/13/1998	18.05%	8.96%		3.05%
Lehman Brothers High Income Bond	09/15/2004	-0.83%			1.24%
Neuberger Berman AMT Fasciano	07/12/2002	-1.37%	6.73%		5.80%
Neuberger Berman AMT Partners	03/22/1994	7.29%	16.19%	4.77%	9.23%
Neuberger Berman AMT Socially Responsive	02/18/1999	5.60%	12.60%		5.19%
T. Rowe Price Blue Chip Growth Portfolio	12/29/2000	10.39%	10.46%		0.47%
T. Rowe Price Health Sciences Portfolio	12/29/2000	15.51%	15.54%		3.75%
Asset Allocation	06/01/1994	9.69%	9.85%	4.88%	6.78%
Bond & Mortgage (f/k/a Bond)	12/18/1987	1.47%	2.04%	3.02%	5.30%
Diversified International Account	05/02/1994	13.92%	21.79%	6.96%	7.92%
Equity Income (f/k/a Equity Income I)	04/28/1998	2.62%	13.93%		7.69%
Government & High Quality Bond Account	04/09/1987	2.94%	1.33%	3.17%	5.02%
International Emerging Markets Account	10/24/2000	39.46%	36.37%		20.18%
International SmallCap Account	05/01/1998	7.18%	27.42%		12.37%
LargeCap Blend II (f/k/a Large Cap Blend)	05/01/2002	3.16%	9.63%		5.03%
Large Cap Growth (f/k/a Growth)	05/02/1994	20.90%	13.81%	1.50%	5.41%
Large Cap Growth I (f/k/a Equity Growth)	06/01/1994	6.48%	9.19%	2.42%	8.29%
LargeCap S&P Index (f/k/a Large Cap Stock Index)	05/03/1999	3.18%	10.33%		0.22%
Large Cap Value (f/k/a Capital Value)	05/13/1970	-1.97%	10.41%	2.75%	9.54%
Large Cap Value II (f/k/a Equity Value)	08/30/2004	-3.17%			7.68%
Large Cap Value III (f/k/a LargeCap Value)	05/01/2002	-5.52%	10.19%		5.78%
MidCap Blend (f/k/a MidCap)	12/18/1987	7.40%	14.19%	7.60%	11.76%
MidCap Growth I (f/k/a MidCap Growth)	05/01/1998	8.71%	14.58%		2.54%
MidCap Value II (f/k/a MidCap Value)	05/03/1999	-2.89%	13.55%		9.70%
Money Market Account	03/18/1983	2.93%	0.79%	1.53%
Principal LifeTime 2010	08/30/2004	1.80%			7.26%
Principal LifeTime 2020	08/30/2004	2.91%			9.14%
Principal LifeTime 2030	08/30/2004	3.99%			9.37%
Principal LifeTime 2040	08/30/2004	4.54%			10.15%
Principal LifeTime 2050	08/30/2004	4.63%			10.35%
Principal LifeTime Strategic Income	08/30/2004	0.21%			5.46%
Real Estate Securities Account	05/01/1998	19.24%	17.24%		11.12%
Short-Term Bond Account	05/01/2003	1.14%			0.49%
SmallCap Growth II (f/k/a Small Cap Growth)	05/01/1998	3.03%	12.46%		0.48%
SmallCap Value I (f/k/a SmallCap Value)	05/01/1998	11.21%	13.97%		8.36%
SAM Balanced Portfolio	06/03/1997	6.64%	9.39%	6.93%	6.89%
SAM Conservative Balanced Portfolio	04/23/1998	5.59%	7.10%		3.81%
SAM Conservative Growth Portfolio	06/03/1997	7.27%	11.42%	7.56%	7.50%
SAM Fixed Income Portfolio	09/09/1997	4.13%	5.14%	4.84%	4.86%
SAM Strategic Growth Portfolio	06/03/1997	7.56%	12.77%	8.30%	8.41%
West Coast Equity Account	04/28/1998	6.71%	14.27%		9.51%
TAXATION UNDER CERTAIN RETIREMENT PLANS
INDIVIDUAL RETIREMENT ANNUITIES
Contributions. Individuals may make contributions for individual retirement annuity (IRA) contracts. Individuals may make deductible contributions (for any year) up to the lesser of the amount shown in the chart or 100% of compensation.
Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,000 in 2006 and beyond.
Such individuals may establish a traditional IRA for a non-working spouse. The annual contribution for both spouses’ contracts cannot exceed the lesser of the amount shown in the chart or 100% of the working spouse’s compensation. No more than the individual IRA limit may be contributed to either spouse’s IRA for any year.

IRA – Maximum Annual Contribution
Year	Individual IRA	Individual IRA + Spousal IRA
2007	$4,000	$ 8,000
2008	$5,000	$10,000
Starting in 2009, limits are indexed for cost-of-living.
Contributions may be tax deductible. If an individual and his/her spouse do not participate in a qualified retirement plan, the contributions to an IRA are fully tax deductible regardless of income. If an individual is an active participant in a qualified retirement plan, his/her ability to deduct the contributions depends upon his/her income level.
For individuals who are not active participants but whose spouses are, deductibility of traditional IRA contributions is phased out if the couple files a joint return and the Adjusted Gross Income is between $156,000 and $166,000 in 2007.

Deductibility of Traditional IRA Contributions for Active Participants
	Married Individuals (Filing Jointly)			Single Individual
	Limited	No		Limited	No
Year	Deduction	Deduction	Year	Deduction	Deduction
2007	$83,000	$103,000	2007	$52,000	$62,000
2008	$85,000	$105,000	2008	$53,000	$63,000
An individual may make non-deductible IRA contributions to the extent of the excess of:
1)	The lesser of maximum annual contribution or 100% of compensation, over

2)	The IRA deductible contributions made with respect to the individual.
An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter.
Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 591/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the owner’s death or disability if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of Owner and the Owner’s designated Beneficiary; distributions to pay medical expenses; distributions for certain unemployment expenses; distributions for first home purchases (up to $10,000) and distributions for higher education expenses.

7

Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the owner attains age 701/2, and such distributions must be made over a period that does not exceed the uniform life distribution period established by the IRS. A penalty tax of 50% may be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the owner dies before his or her entire interest in the Contract has been distributed, the owner’s entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified Contract, as described in the Prospectus.
Tax-Free Rollovers. The Internal Revenue Code (the “Code”) permits the taxable portion of funds to be transferred in a tax-free rollover from a qualified retirement plan, tax-deferred annuity plan or governmental 457(b) plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans, tax-deferred annuity plan, or governmental 457(b) plan distributions. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.
SIMPLIFIED EMPLOYEE PENSION PLANS AND SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS
Contributions. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of 100% of compensation or $48,000 for 2008.
Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for IRAs.
Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for IRAs.
Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA)
Contributions. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a SIMPLE IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SIMPLE IRA is referred to as an elective deferral.
These elective deferrals cannot exceed the amounts shown in the chart. In addition to the elective deferrals, SIMPLE IRA may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.
Elective contribution amounts made under the salary reduction portions (i.e., those subject to the $7,000 limit in 2002) of a SIMPLE IRA plan are counted in the overall limit on elective deferrals by any individual. For example, an individual under age 50 who defers the maximum of $7,000 to a SIMPLE IRA of one employer and participates in a 401(k) plan of another employer would be limited to an elective deferral of $4,000 in 2002 ($11,000 — $7,000) to the 401(k) plan.
The employer generally must match either 100% of the employee’s elective deferral, up to 3% of the employee’s compensation or fixed nonelective contributions of 2% of compensation.

Savings Incentive Match Plan for Employees (SIMPLE IRA)
Year	Elective Deferral	Catch-up Contribution
2007 and beyond	$10,500	$2,500
Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employee’s first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.
Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for IRAs.

8

Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs are permitted after two years have elapsed from the date of an employee’s first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are not permitted.
ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA)
Contribution. Under Section 408A of the Code, individuals may contribute to a Roth IRA on his/her own behalf up to the lesser of maximum annual contribution limit as shown in the chart or 100% of compensation. In addition, the contribution must be reduced by the amount of any contributions made to other IRAs for the benefit of the same individual.
Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $500 for 2004 and 2005 and $1,000 in 2006 and beyond.

Roth IRA – Maximum Annual Contribution
Year	Individual Roth IRA	Catch-up Contribution
2007	$4,000	$1,000
2008	$5,000	$1,000
Starting in 2009, individual Roth IRA limits are indexed for cost-of-living.
The maximum contribution is phased out for single taxpayers with adjusted gross income between $95,000 and $110,000 and for joint filers with adjusted gross income between $150,000 and $160,000 (see chart below).
If taxable income is recognized on the traditional IRA, and IRA owner (with adjusted gross income of less than $100,000) may convert a traditional IRA into a Roth IRA. All IRA income will need to be recognized in the year of conversion. No IRS 10% tax penalty will apply to the conversion.

Modified Adjusted Gross Income
Single	Married Filing Jointly	Roth IRA Contribution
$101,000 of less	$159,000	Full Contribution
$101,000-$116,000	$159,000-$169,000	Partial Contribution*
$116,000 & over	$169,000 & over	No Contribution

*	Those entitled to only a partial contribution should check with a tax advisor to determine the allowable contribution.
A person whose filing status is “married, filing separately” may not make a full Roth IRA contribution, unless the couple are separated and have been living apart for the entire year. Only a partial contribution is allowed if the Modified Adjusted Gross Income is less than $10,000.
Taxation of Distribution. Qualified distributions are received income-tax free by the Roth IRA owner, or beneficiary in case of the Roth IRA owner’s death. A qualified distribution is any distribution made after five years if the IRA owner is over age 591/2, dies, becomes disabled, or uses the funds for first-time home buyer expenses at the time of distribution. The five-year period for converted amounts begins from the year of the conversion.
FINANCIAL STATEMENTS

9

Consolidated Financial Statements
Principal Life Insurance Company
Years Ended December 31, 2007, 2006 and 2005

Consolidated Financial Statements
Years Ended December 31, 2007, 2006 and 2005

2

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholder
Principal Life Insurance Company
     We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (“the Company”) as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 2007 and 2006, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles.
     As discussed in Note 1 to the consolidated financial statements, in response to new accounting standards, the Company changed its methods of accounting for certain non-monetary exchanges of similar productive assets (primarily real estate) effective July 1, 2005, its pension and other post-retirement benefits effective December 31, 2006, and for the treatment of modifications or exchanges of insurance contracts and income tax contingencies effective January 1, 2007.
/s/ Ernst & Young LLP
Des Moines, Iowa
March 7, 2008

3

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2007	2006
	(in millions)
Assets
Fixed maturities, available-for-sale	$44,236.7	$42,168.8
Fixed maturities, trading	302.1	197.9
Equity securities, available-for-sale	309.7	645.3
Equity securities, trading	223.9	148.2
Mortgage loans	12,101.0	11,141.9
Real estate	859.6	801.4
Policy loans	853.7	850.7
Other investments	1,335.1	933.6

Total investments	60,221.8	56,887.8
Cash and cash equivalents	1,447.3	1,898.7
Accrued investment income	766.3	713.7
Premiums due and other receivables	866.0	839.4
Deferred policy acquisition costs	2,626.7	2,265.9
Property and equipment	435.4	404.7
Goodwill	244.0	229.5
Other intangibles	190.0	197.1
Separate account assets	75,743.3	69,451.7
Assets of discontinued operations	—	54.2
Other assets	1,610.0	1,509.4

Total assets	$144,150.8	$134,452.1

Liabilities
Contractholder funds	$40,267.5	$36,782.7
Future policy benefits and claims	15,622.9	15,004.2
Other policyholder funds	526.6	613.6
Short-term debt	344.5	412.2
Long-term debt	186.9	256.1
Income taxes currently payable	5.6	9.1
Deferred income taxes	386.3	758.1
Separate account liabilities	75,743.3	69,451.7
Liabilities of discontinued operations	—	43.0
Other liabilities	4,590.5	4,320.1

Total liabilities	137,674.1	127,650.8
Stockholder’s equity
Common stock, par value $1 per share — 5.0 million shares authorized, 2.5 million shares issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	5,595.9	5,515.3
Retained earnings	760.8	670.9
Accumulated other comprehensive income	117.5	612.6

Total stockholder’s equity	6,476.7	6,801.3

Total liabilities and stockholder’s equity	$144,150.8	$134,452.1

See accompanying notes.

4

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Revenues
Premiums and other considerations	$4,387.7	$4,066.2	$3,727.4
Fees and other revenues	1,996.8	1,634.3	1,486.6
Net investment income	3,552.5	3,352.8	3,131.0
Net realized/unrealized capital gains (losses)	(348.4)	30.4	(17.5)

Total revenues	9,588.6	9,083.7	8,327.5
Expenses
Benefits, claims and settlement expenses	5,908.6	5,293.3	4,873.6
Dividends to policyholders	293.8	290.7	293.0
Operating expenses	2,464.1	2,231.0	2,063.0

Total expenses	8,666.5	7,815.0	7,229.6

Income from continuing operations before income taxes	922.1	1,268.7	1,097.9
Income taxes	201.2	320.0	286.0

Income from continuing operations, net of related income taxes	720.9	948.7	811.9
Income from discontinued operations, net of related income taxes	20.2	28.9	20.2

Net income	$741.1	$977.6	$832.1

See accompanying notes.

5

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income	equity
	(in millions)
Balances at January 1, 2005	$2.5	$5,112.7	$238.3	$1,302.8	$6,656.3
Capital contributions	—	34.0	—	—	34.0
Capital transactions of equity method investee, net of related income taxes	—	(0.1)	—	—	(0.1)
Stock-based compensation and additional related tax benefits	—	44.4	—	—	44.4
Tax benefits related to demutualization	—	163.8	—	—	163.8
Dividends to parent	—	—	(200.0)	—	(200.0)
Comprehensive income:
Net income	—	—	832.1	—	832.1
Net unrealized losses, net	—	—	—	(442.4)	(442.4)
Foreign currency translation adjustment, net	—	—	—	0.7	0.7
Minimum pension liability, net of related income taxes	—	—	—	(6.2)	(6.2)

Comprehensive income					384.2

Balances at December 31, 2005	2.5	5,354.8	870.4	854.9	7,082.6
Capital contributions	—	93.8	—	—	93.8
Capital transactions of equity method investee, net of related income taxes	—	1.7	—	—	1.7
Stock-based compensation and additional related tax benefits	—	65.0	(0.9)	—	64.1
Dividends to parent	—	—	(1,176.2)	—	(1,176.2)
Transition adjustment related to post-retirement benefit obligations, net of related income taxes	—	—	—	23.3	23.3
Comprehensive income:
Net income	—	—	977.6	—	977.6
Net unrealized losses, net	—	—	—	(269.9)	(269.9)
Foreign currency translation adjustment, net	—	—	—	1.6	1.6
Minimum pension liability, net of related income taxes	—	—	—	2.7	2.7

Comprehensive income					712.0

Balances at December 31, 2006	$2.5	$5,515.3	$670.9	$612.6	$6,801.3

6

Principal Life Insurance Company
Consolidated Statements of Stockholder’s Equity — (continued)

				Accumulated
		Additional		other	Total
	Common	paid-in	Retained	comprehensive	stockholder’s
	stock	capital	earnings	income	equity
	(in millions)
Balances at January 1, 2007	$2.5	$5,515.3	$670.9	$612.6	$6,801.3
Capital contributions	—	13.9	—	—	13.9
Capital transactions of equity method investee, net of related income taxes	—	1.1	—	—	1.1
Stock-based compensation and additional related tax benefits	—	65.6	(1.2)	—	64.4
Dividends to parent	—	—	(650.0)	—	(650.0)
Comprehensive income:
Net income	—	—	741.1	—	741.1
Net unrealized losses, net	—	—	—	(550.8)	(550.8)
Foreign currency translation adjustment, net	—	—	—	3.0	3.0
Unrecognized post-retirement benefit obligation, net of related income taxes	—	—	—	52.7	52.7

Comprehensive income					246.0

Balances at December 31, 2007	$2.5	$5,595.9	$760.8	$117.5	$6,476.7

See accompanying notes.

7

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Operating activities
Net income	$741.1	$977.6	$832.1
Adjustments to reconcile net income to net cash provided by operating activities:
Income from discontinued operations, net of related income taxes	(20.2)	(28.9)	(20.2)
Amortization of deferred policy acquisition costs	351.4	236.8	238.8
Additions to deferred policy acquisition costs	(568.7)	(445.8)	(440.6)
Accrued investment income	(52.6)	(46.4)	1.2
Net cash flows for trading securities	(180.7)	(93.0)	(29.4)
Premiums due and other receivables	(136.6)	(98.7)	(63.3)
Contractholder and policyholder liabilities and dividends	1,912.4	1,692.9	1,430.3
Current and deferred income taxes	(105.8)	125.0	(445.1)
Net realized/unrealized capital (gains) losses	348.4	(30.4)	17.5
Depreciation and amortization expense	88.8	79.3	82.1
Mortgage loans held for sale, acquired or originated	(27.2)	(382.6)	(2,177.5)
Mortgage loans held for sale, sold or repaid, net of gain	104.2	719.7	2,238.6
Real estate acquired through operating activities	(48.2)	(82.3)	(44.6)
Real estate sold through operating activities	43.7	91.4	41.9
Stock-based compensation	59.7	63.8	44.4
Other	(86.0)	(272.6)	284.2

Net adjustments	1,682.6	1,528.2	1,158.3

Net cash provided by operating activities	2,423.7	2,505.8	1,990.4
Investing activities
Available-for-sale securities:
Purchases	(10,223.8)	(7,399.7)	(8,243.4)
Sales	2,858.5	1,094.0	2,759.5
Maturities	4,278.2	3,453.5	3,734.0
Mortgage loans acquired or originated	(3,043.8)	(2,501.0)	(2,293.8)
Mortgage loans sold or repaid	1,996.5	2,002.0	2,563.2
Real estate acquired	(115.2)	(26.6)	(90.2)
Real estate sold	50.8	211.1	319.3
Net purchases of property and equipment	(74.5)	(39.5)	(37.6)
Purchases of interest in subsidiaries, net of cash acquired	(7.0)	(37.2)	(57.9)
Net change in other investments	16.3	99.2	35.6

Net cash used in investing activities	$(4,264.0)	$(3,144.2)	$(1,311.3)

8

Principal Life Insurance Company
Consolidated Statements of Cash Flows — (continued)

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Financing activities
Proceeds from financing element derivatives	$128.7	$132.1	$168.4
Payments for financing element derivatives	(137.2)	(141.0)	(123.2)
Excess tax benefits from share-based payment arrangements	9.6	8.4	—
Dividends to parent	(650.0)	(1,176.2)	(200.0)
Capital contribution (return of capital) from (to) parent	13.9	(5.8)	34.0
Issuance of long-term debt	0.2	1.0	38.3
Principal repayments of long-term debt	(69.4)	(15.4)	(72.1)
Net proceeds (repayments) of short-term borrowings	(67.7)	(306.9)	21.4
Investment contract deposits	9,958.9	8,925.7	7,250.0
Investment contract withdrawals	(8,209.9)	(6,859.4)	(6,504.5)
Net increase in banking operation deposits	417.1	258.9	41.9
Other	(5.3)	—	—

Net cash provided by financing activities	1,388.9	821.4	654.2
Discontinued operations
Net cash provided by operating activities	2.5	6.9	126.0
Net cash used in investing activities	(1.3)	(8.4)	(127.0)
Net cash used in financing activities	(0.5)	(0.6)	(0.5)

Net cash provided by (used in) discontinued operations	0.7	(2.1)	(1.5)

Net increase (decrease) in cash and cash equivalents	(450.7)	180.9	1,331.8
Cash and cash equivalents at beginning of year	1,898.0	1,717.1	385.3

Cash and cash equivalents at end of year	$1,447.3	$1,898.0	$1,717.1

Cash and cash equivalents of discontinued operations included above
At beginning of year	$(0.7)	$1.4	$2.9
At end of year	$—	$(0.7)	$1.4
Schedule of noncash transactions
Capital contribution related to the allocation of intangible assets	$—	$99.9	$—

Tax benefits related to demutualization	$—	$—	$163.8

See accompanying notes.

9

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2007
1. Nature of Operations and Significant Accounting Policies
Description of Business
     Principal Life Insurance Company along with its consolidated subsidiaries is a diversified financial services organization engaged in promoting retirement savings and investment and insurance products and services in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFSI”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).
Basis of Presentation
     The accompanying consolidated financial statements, which include our majority-owned subsidiaries and consolidated variable interest entities (“VIEs”), have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Less than majority-owned entities in which we had at least a 20% interest and limited liability companies (“LLCs”), partnerships and real estate joint ventures in which we had at least a 5% interest, are reported on the equity basis in the consolidated statements of financial position as other investments. Investments in LLCs, partnerships and real estate joint ventures in which we have an ownership percentage of 3% to 5% are accounted for under the equity or cost method depending upon the specific facts and circumstances of our ownership and involvement. All significant intercompany accounts and transactions have been eliminated. Information included in the notes to the financial statements excludes information applicable to less than majority-owned entities reported on the equity and cost methods, unless otherwise noted.
Closed Block
     We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 9, Closed Block, for further details.
Use of Estimates in the Preparation of Financial Statements
     The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.
Recent Accounting Pronouncements
     On December 4, 2007, the Financial Accounting Standards Board (“the FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 141R, Business Combinations (“SFAS 141R”). This statement was a joint project between the FASB and the International Accounting Standards Board whose objectives were to improve and simplify the accounting for business combinations and to develop a single high-quality standard of accounting for business combinations that could be used for both domestic and international financial reporting. Among the changes, the standard requires that the acquiring entity in a business combination establish the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed, including any noncontrolling interests, and requires the acquirer to disclose to investors and other users all of the information they need to evaluate and understand the nature and financial effect of the business combination. In addition, SFAS 141R requires direct acquisition costs to be expensed. This statement is effective for the first annual reporting period beginning on or after December 15, 2008. All requirements of SFAS 141R should be applied prospectively.
     Also on December 4, 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — an Amendment of Accounting Research Bulletin No. 51 (“SFAS 160”). Under this statement, noncontrolling interests are to be treated as a separate component of equity, rather than as a liability or other item outside of equity. In addition, SFAS 160 changes the way the consolidated income statement is presented. Net income will include the total income of all consolidated subsidiaries, with separate disclosures on the face of the income statement of the income attributable to controlling and noncontrolling interests. Previously, net income attributable to the noncontrolling interest was reported as an operating expense in arriving at consolidated net income. Finally, SFAS 160 revises the accounting requirements for changes in a parent’s ownership interest while the parent retains control and for changes in a parent’s ownership interest that results in deconsolidation. This statement is effective for the first annual reporting period beginning on or after December 15, 2008. Presentation and disclosure requirements should be applied retrospectively for all periods presented. All other requirements of SFAS 160 should be applied prospectively. We are still evaluating the impact this guidance will have on our consolidated financial statements.

10

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     On June 11, 2007, the American Institute of Certified Public Accountants (the “AICPA”) issued Statement of Position (“SOP”) 07-1, Clarification of the Scope of the Audit and Accounting Guide “Investment Companies” and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). This SOP provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). This SOP also addresses whether the specialized industry accounting principles of the Guide should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity. In addition, this SOP includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor. The provisions of this SOP were effective for fiscal years beginning on or after December 15, 2007. However, on February 14, 2008, the FASB issued FASB Staff Position (“FSP”) SOP 07-1-1, Effective Date of AICPA Statement of Position 07-1, to indefinitely defer the effective date of SOP 07-1.
     On February 15, 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115 (“SFAS 159”). SFAS 159 permits entities to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be reported at fair value. Unrealized gains and losses on items for which the fair value option is elected shall be reported in net income. The decision about whether to elect the fair value option (1) is applied instrument by instrument, with certain exceptions; (2) is irrevocable; and (3) is applied to an entire instrument and not only to specified risks, specific cash flows, or portions of that instrument. SFAS 159 also requires additional disclosures that are intended to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities and between assets and liabilities in the financial statements of an entity that selects different measurement attributes for similar assets and liabilities. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. At the effective date, the fair value option may be elected for eligible items that exist at that date and the effect of the first remeasurement to fair value for those items should be reported as a cumulative effect adjustment to retained earnings. We do not anticipate that SFAS 159 will have a material impact on our consolidated financial statements; however, election of this option could introduce period to period volatility in net income.
     The FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132R (“SFAS 158”), on September 29, 2006. SFAS 158 requires an entity to recognize in its statement of financial position an asset for a defined benefit postretirement plan’s overfunded status or a liability for a plan’s underfunded status. This statement eliminates the ability to choose a measurement date, by requiring that plan assets and benefit obligations be measured as of the annual balance sheet date. The requirement to recognize the funded status of a defined benefit postretirement plan and the disclosure requirements were effective for fiscal years ending after December 15, 2006, and did not have a material impact on our consolidated financial statements. The requirement to measure plan assets and benefit obligations as of the annual balance sheet date is effective for fiscal years ending after December 15, 2008. See Note 14, Employee and Agent Benefits, for further details relating to our benefit plans.
     On September 15, 2006, the FASB issued SFAS No. 157, Fair Value Measurements (“SFAS 157”). This standard, which provides guidance for using fair value to measure assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value in any new circumstances. SFAS 157 establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. However, on February 12, 2008, the FASB issued FSP FAS 157-2, Effective Date of Statement No. 157, to defer the effective date of the standard for one year for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value on a nonrecurring basis. On February 14, 2008, the FASB issued FSP FAS 157-1, Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement Under Statement 13, which amends SFAS 157 to exclude instruments covered by SFAS No. 13, Accounting for Leases, and its related interpretive guidance from the scope of SFAS 157. We do not anticipate that SFAS 157 will have a material impact on our consolidated financial statements.

11

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     The staff of the United States Securities and Exchange Commission (“SEC”) published Staff Accounting Bulletin (“SAB”) No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements (“SAB 108”), on September 13, 2006. SAB 108 addresses quantifying the financial statement effects of misstatements, specifically, how the effects of prior year uncorrected errors must be considered in quantifying misstatements in the current year financial statements. Under SAB 108, registrants are required to quantify the effects on the current year financial statements of correcting all misstatements, including both the carryover and reversing effects of uncorrected prior year misstatements. After considering all relevant quantitative and qualitative factors, if a misstatement is material, a registrant’s prior year financial statements must be restated. SAB 108 was effective for fiscal years ending after November 15, 2006, and did not have a material impact on our consolidated financial statements.
     On July 13, 2006, the FASB issued FASB Interpretation (“FIN”) No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48, which is an interpretation of SFAS No. 109, Accounting for Income Taxes, prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. FIN 48 requires the affirmative evaluation that it is more likely than not, based on the technical merits of a tax position, that an enterprise is entitled to economic benefits resulting from positions taken in income tax returns. If a tax position does not meet the more-likely-than-not recognition threshold, the benefit of that position is not recognized in the financial statements. FIN 48 also requires companies to disclose additional quantitative and qualitative information in their financial statements about uncertain tax positions. We adopted FIN 48 on January 1, 2007, which did not have a material impact on our consolidated financial statements. See Note 13, Income Taxes, for further details.
     On March 17, 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets (“SFAS 156”), which amends SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS 140”). This Statement (1) requires an entity to recognize a servicing asset or liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in specified situations, (2) requires all separately recognized servicing assets and liabilities to be initially measured at fair value, (3) for subsequent measurement of each class of separately recognized servicing assets and liabilities, an entity can elect either the amortization or fair value measurement method, (4) permits a one-time reclassification of available-for-sale (“AFS”) securities to trading securities by an entity with recognized servicing rights, without calling into question the treatment of other AFS securities, provided the AFS securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or liabilities that a servicer elects to subsequently measure at fair value, and (5) requires separate presentation of servicing assets and liabilities measured at fair value in the statement of financial position and also requires additional disclosures. The initial measurement requirements of this Statement should be applied prospectively to all transactions entered into after the fiscal year beginning after September 15, 2006. The election related to the subsequent measurement of servicing assets and liabilities is also effective the first fiscal year beginning after September 15, 2006. We adopted SFAS 156 effective January 1, 2007, and have not elected to subsequently measure any of our servicing rights at fair value or reclassify any AFS securities to trading. The prospective aspects of SFAS 156 are not expected to have a material impact on our consolidated financial statements.
     On February 16, 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments — an amendment of FASB Statements No. 133 and 140 (“SFAS 155”), which amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”) and SFAS 140. SFAS 155 (1) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, (2) clarifies which interest-only and principal-only strips are not subject to the requirements of SFAS 133, (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity’s fiscal year that begins after September 15, 2006. At adoption, the fair value election may also be applied to hybrid financial instruments that have been bifurcated under SFAS 133 prior to adoption of this Statement. We adopted SFAS 155 on January 1, 2007, and did not apply the fair value election to any existing hybrid financial instruments that had been bifurcated under SFAS 133 prior to adoption of SFAS 155. The prospective aspects of SFAS 155 are not expected to have a material impact on our consolidated financial statements.

12

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     On September 19, 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (“SOP 05-1”). The AICPA defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. An internal replacement that is determined to result in a replacement contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. Contract modifications resulting in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract and any unamortized deferred policy acquisition costs (“DPAC”), unearned revenue liabilities and deferred sales inducement costs from the replaced contract should be written off and acquisition costs on the new contracts deferred as appropriate. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. As of January 1, 2007, we adopted SOP 05-1, which did not have a material impact on our consolidated financial statements.
     On May 30, 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections, a replacement of Accounting Principles Board Opinion No. 20 and FASB Statement No. 3 (“SFAS 154”), which changes the requirements for the accounting and reporting of a change in accounting principle. Under SFAS 154, a change in accounting principle should be retrospectively applied to all prior periods, unless it is impracticable to do so. This retrospective application requirement replaces the Accounting Principles Board (“APB”) Opinion No. 20, Accounting Changes (“APB 20”), requirement to recognize changes in accounting principle by including the cumulative effect of the change in net income during the current period. SFAS 154 applies to all voluntary changes in accounting principles where we are changing to a more preferable accounting method, as well as to changes required by an accounting pronouncement that does not contain specific transition provisions. SFAS 154 carries forward without change the guidance contained in APB 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate. SFAS 154 was effective for accounting changes on or after January 1, 2006.
     On December 21, 2004, the FASB issued FSP No. 109-2, Accounting and Disclosure Guidance for the Foreign Earning Repatriation Provision within the American Jobs Creation Act of 2004 (“FSP 109-2”). The American Jobs Creation Act of 2004 was enacted on October 22, 2004, and introduces, among other things, a special one-time dividends received deduction on the repatriation of certain foreign earnings to a U.S. taxpayer (“repatriation provision”), provided certain criteria are met. FSP 109-2 was issued to allow additional time for companies to determine whether any foreign earnings will be repatriated under the Act’s repatriation provision, given the law was enacted late in the year and certain provisions were unclear. FSP 109-2 was effective for the year ended December 31, 2004. In 2005, we elected a dividends received deduction under the American Jobs Creation Act of 2004. See Note 13, Income Taxes, for further details.
     On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”). SFAS 123R requires all share-based payments to employees to be recognized at fair value in the financial statements. SFAS 123R replaces SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees (“APB 25”), and SFAS No. 148, Accounting for Stock-Based Compensation-Transition and Disclosure — an Amendment of FASB Statement No. 123 and amends SFAS No. 95, Statement of Cash Flows. On April 14, 2005, the SEC approved a new rule delaying the effective date of SFAS 123R to annual periods that begin after June 15, 2005. Accordingly, PFG adopted SFAS 123R effective January 1, 2006 using the modified-prospective method.
     The provisions of our stock awards allow approved retirees to retain all or a portion of their awards if they retire prior to the end of the required service period. SFAS 123R considers this to be a nonsubstantive service condition. Accordingly, it is appropriate to recognize compensation cost either immediately for stock awards granted to retirement eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if retirement eligibility is expected to occur during the nominal vesting period. Prior to PFG adopting SFAS 123R, our approach was to follow the widespread practice of recognizing compensation cost over the explicit service period (up to the date of actual retirement). For any awards that are granted after PFG’s adoption of SFAS 123R on January 1, 2006, we recognize compensation cost through the period that the employee first becomes eligible to retire and is no longer required to provide service to earn the award. If we had applied the nonsubstantive vesting provisions of SFAS 123R to awards granted prior to January 1, 2006, our consolidated financial statements would not have been materially impacted.
     SFAS 123R requires that the benefits of tax deductions in excess of recognized compensation cost be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after the effective date.

13

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Under the modified-prospective method, any excess income tax deduction realized for awards accounted for under SFAS 123R (regardless of the type of award or the jurisdiction in which the tax benefit is generated) is eligible to absorb write-offs of deferred income tax assets for any awards accounted for under SFAS 123R. SFAS 123R does not require separate pools of excess income tax benefits for separate types of awards, rather the excess income tax benefits of employee and nonemployee awards may be combined in a single pool of excess tax benefits. Our policy is to pool the employee and nonemployee awards together in this manner. Deferred income tax asset write-offs resulting from deficient deductions on employee awards may be offset against previous excess income tax benefits arising from nonemployee awards, and vice versa.
     This Statement did not have a material impact on our consolidated financial statements as we began expensing our pro-rata share of PFG’s stock options using a fair-value based method effective for the year beginning January 1, 2002. In addition, any stock options granted prior to January 1, 2002, were fully vested at the time of adoption of SFAS 123R. We use the Black-Scholes formula to estimate the value of stock options granted to employees. We applied the prospective method of transition as prescribed by SFAS 123 when PFG elected to begin expensing stock-based compensation in 2002. The cumulative effect of the change in accounting principle as a result of adopting SFAS 123R was immaterial. Therefore, the pre-tax cumulative effect of the change in accounting principle is reflected in operating expenses. See Note 20, Stock-Based Compensation Plans, for further details.
     In December, 2004, SFAS No. 153, Exchange of Nonmonetary Assets, an amendment of APB Opinion No. 29 (“SFAS 153”), was issued. APB Opinion No. 29, Accounting for Nonmonetary Transactions (“APB 29”), provided the basic principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. However, APB 29 provided an exception that allowed certain exchanges of similar productive assets to be recorded at book value. SFAS 153 amends APB 29 to eliminate this exception and requires non-monetary exchanges that meet certain criteria to be accounted for at fair value. We adopted SFAS 153 and are applying its guidelines to nonmonetary exchanges occurring on or after July 1, 2005.
Cash and Cash Equivalents
     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.
Investments
     Fixed maturity securities include bonds, mortgage-backed securities and redeemable preferred stock. Equity securities include mutual funds, common stock and nonredeemable preferred stock. We classify fixed maturity securities and equity securities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. See Note 17, Fair Value of Financial Instruments, for policies related to the determination of fair value. Unrealized gains and losses related to available-for-sale securities, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments related to DPAC, sales inducements, unearned revenue reserves, policyholder dividend obligation (“PDO”), derivatives in cash flow hedge relationships and applicable income taxes. Unrealized gains and losses related to trading securities and available-for-sale securities in fair value hedging relationships are reflected in net income as net realized/unrealized capital gains (losses).
     The cost of fixed maturity securities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturity securities and equity securities is adjusted for declines in value that are other than temporary. Impairments in value deemed to be other than temporary are reported in net income as a component of net realized/unrealized capital gains (losses). For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated prepayments using a tool that models the prepayment behavior of the underlying collateral based on the current interest rate environment.
     Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property’s expected undiscounted cash flows are not sufficient to recover the property’s carrying value. In such cases, the cost bases of the properties are reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for

14

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
sale was $82.4 million and $118.2 million as of December 31, 2007 and 2006, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.
     Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, net of valuation allowances, and direct write-downs for impairment. Any changes in the valuation allowances are reported in net income as net realized/unrealized capital gains (losses). We measure impairment based upon the present value of expected cash flows discounted at the loan’s effective interest rate or the loan’s observable market price. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. We have commercial mortgage loans held-for-sale in the amount of $2.9 million and $77.3 million at December 31, 2007 and 2006, respectively, which are carried at lower of cost or fair value, less cost to sell, and reported as mortgage loans in the statements of financial position.
     Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, unrealized gains and losses related to other than temporary impairments, trading securities, certain seed money investments, fair value hedge ineffectiveness, mark-to-market adjustments on derivatives not designated as hedges, changes in the mortgage loan allowance and impairments of real estate held for investment are reported in net income as net realized/unrealized capital gains (losses). Investment gains and losses on sales of certain real estate held-for-sale, which do not meet the criteria for classification as a discontinued operation, are reported as net investment income and are excluded from net realized/unrealized capital gains (losses).
     Policy loans and other investments, excluding investments in unconsolidated entities, are primarily reported at cost.
Securitizations
     We, along with other contributors, sell commercial mortgage loans to trusts that, in turn, securitize the assets. As these trusts are classified as qualifying special purpose entities (“QSPE”), we recognize the gain on the sale of the loans to the trust and the trusts are not required to be consolidated. There is significant judgment used to determine whether a trust is a QSPE. To maintain QSPE status, the trust must continue to meet the QSPE criteria both initially and in subsequent periods. We have analyzed the governing pooling and servicing agreements for each of our securitizations and believe that the terms are industry standard and are consistent with the QSPE criteria. If at any time we determine a trust no longer qualifies as a QSPE, each trust will need to be reviewed to determine if there is a need to recognize the commercial mortgage loan asset in the statement of financial position along with the offsetting liability.
Derivatives
     Overview. Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include interest rate swaps, swaptions, futures, currency swaps, currency forwards, credit default swaps, interest rate lock commitments, commodity swaps and options. Derivatives may be exchange traded or contracted in the over-the-counter market. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.
     Accounting and Financial Statement Presentation. We designate derivatives as either:
(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value” hedge);

(b)	a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow” hedge); or

(c)	a derivative not designated as a hedging instrument.
     Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation under SFAS 133. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period.

15

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in net realized/unrealized capital gains (losses). Any difference between the net change in fair value of the derivative and the hedged item represents hedge ineffectiveness.
     Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of other comprehensive income. Any hedge ineffectiveness is recorded immediately in net income. At the time the variability of cash flows being hedged impact net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.
     Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.
     In our commercial mortgage-backed securitization operation, we enter into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments that will be held for sale are recognized as derivatives and are recorded at fair value.
     Hedge Documentation and Effectiveness Testing. We formally document at inception all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the statement of financial position or with specific firm commitments or forecasted transactions. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative is highly effective and qualifies for hedge accounting treatment, the hedge might have some ineffectiveness.
     We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. If we determine a derivative is no longer highly effective as a hedge, we prospectively discontinue hedge accounting.
     Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised; or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.
     If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the statement of financial position at its fair value, with changes in fair value recognized currently in net realized/unrealized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the statement of operations line associated with the asset or liability. The component of other comprehensive income related to discontinued cash flow hedges that are no longer highly effective is amortized to the statement of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because a hedged forecasted transaction is no longer probable, the deferred gain or loss is immediately reclassified from other comprehensive income into net income.
     Embedded Derivatives. We purchase and issue financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative’s terms are not clearly and closely related to the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the statement of financial position, with changes in fair value reported in net income.
Contractholder and Policyholder Liabilities
     Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating, traditional and group life insurance, accident and health insurance and disability income policies, as well as a provision for dividends on participating policies.

16

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Investment contracts are contractholders’ funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders.
     We hold additional reserves on certain long duration contracts where benefit features result in gains in early years followed by losses in later years, universal life/variable universal life contracts that contain no lapse guarantee features, or annuities with guaranteed minimum death benefits.
     Reserves for nonparticipating term life insurance and disability income contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally varies by plan, year of issue and policy duration. Investment yield is based on our experience. Mortality, morbidity and withdrawal rate assumptions are based on our experience and are periodically reviewed against both industry standards and experience.
     Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.
     Participating business represented approximately 18%, 20% and 24% of our life insurance in force and 59%, 61% and 63% of the number of life insurance policies in force at December 31, 2007, 2006 and 2005, respectively. Participating business represented approximately 68%, 71% and 76% of life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.
     Some of our policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.
     The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.
Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits
     Traditional individual life insurance products include those products with fixed and guaranteed premiums and benefits and consist principally of whole life and term life insurance policies. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.
     Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves, using estimates for mortality and investment assumptions, which include provision for adverse deviation as required by U.S. GAAP. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves.
     Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds are recognized as revenue over the term of the coverage and adjusted to reflect current experience. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided. Related policy benefits and expenses for group life and health insurance products are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts.

17

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
     Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.
     Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of Guaranteed Investment Contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.
     Fees and other revenues are earned for asset management services provided to retail and institutional clients based largely upon contractual rates applied to the market value of the client’s portfolio. Additionally, fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for retirement savings plans. Fees and other revenues received for performance of asset management and administrative services are recognized as revenue when the service is performed or earned.
Deferred Policy Acquisition Costs
     Commissions and other costs (underwriting, issuance and field expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Maintenance costs and acquisition costs that are not deferrable are charged to operations as incurred.
     DPAC for universal life-type insurance contracts, participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. For investment contracts pertaining to individual and group annuities which have separate account investment options, we utilize a mean reversion method (reversion to the mean assumption), a common industry practice, to determine the future domestic equity market growth assumption used for the amortization of DPAC. This amortization is adjusted in the current period when estimates of estimated gross profit are revised. The DPAC of nonparticipating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyholder liabilities.
     DPAC are subject to recoverability testing at the time of policy issue and loss recognition testing on an annual basis, or when an event occurs that may warrant loss recognition. If loss recognition is necessary, DPAC would be written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.
Deferred Policy Acquisition Costs on Internal Replacements
     SOP 05-1 applies to all modifications and replacements made to contracts defined by SFAS No. 60, Accounting and Reporting by Insurance Enterprises and SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. The SOP lists criteria that assist in defining an internal replacement transaction as involving a substantially changed or substantially unchanged contract. We review all modifications and replacements that meet the definition of an internal replacement. If an internal replacement results in a substantially changed contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DPAC, sales inducement, and unearned revenue balances associated with the replaced contract are written off.
     If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are not deferred. All acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DPAC, sales inducement or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

18

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
Long-Term Debt
     Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long term debt are classified as long-term debt in our statement of financial position.
Reinsurance
     We enter into reinsurance agreements with other companies in the normal course of business. We may assume reinsurance from or cede reinsurance to other companies. Assets and liabilities related to reinsurance ceded are reported on a gross basis. Premiums and expenses are reported net of reinsurance ceded. We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. At December 31, 2007, 2006 and 2005, respectively, we had reinsured $19.9 billion, $21.7 billion and $21.2 billion of life insurance in force, representing 11%, 13% and 14%, respectively, of total net life insurance in force through a single third-party reinsurer. To minimize the possibility of losses, we regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk.
     The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Premiums and other considerations:
Direct	$4,504.4	$4,229.3	$3,966.6
Assumed	160.0	117.3	56.6
Ceded	(276.7)	(280.4)	(295.8)

Net premiums and other considerations	$4,387.7	$4,066.2	$3,727.4

Benefits, claims and settlement expenses:
Direct	$5,963.0	$5,472.2	$5,062.2
Assumed	190.4	141.8	77.0
Ceded	(244.8)	(320.7)	(265.6)

Net benefits, claims and settlement expenses	$5,908.6	$5,293.3	$4,873.6

Separate Accounts
     The separate account assets presented in the consolidated financial statements represent the fair market value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments. The separate account contract owner, rather than us, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any of our other business. We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services, that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.
     At December 31, 2007 and 2006, the separate accounts include a separate account valued at $748.5 million and $768.4 million, respectively, which primarily includes shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under the Principal Mutual Holding Company’s 2001 demutualization. The separate account shares are recorded at fair value and are reported as separate account assets in the consolidated statements of financial position. Separate account liabilities in the consolidated statements of financial position are reported at the fair value of the underlying assets. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

19

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
1. Nature of Operations and Significant Accounting Policies — (continued)
Income Taxes
     Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes all of its qualifying subsidiaries. PFG allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. We are taxed at U.S. corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.
Goodwill and Other Intangibles
     Goodwill and other intangibles include the cost of acquired subsidiaries in excess of the fair value of the net tangible assets recorded in connection with acquisitions. Goodwill and indefinite-lived intangible assets are not amortized. Rather, goodwill and indefinite-lived intangible assets are tested for impairment at one level below our operating segments on an annual basis during the fourth quarter, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Impairment testing for indefinite-lived intangible assets consists of a comparison of the fair value of the intangible asset with its carrying value.
     Intangible assets with a finite useful life are amortized as related benefits emerge over a period of 5 to 30 years and are reviewed periodically for indicators of impairment in value. If facts and circumstances suggest possible impairment, the sum of the estimated undiscounted future cash flows expected to result from the use of the asset is compared to the current carrying value of the asset. If the undiscounted future cash flows are less than the carrying value, an impairment loss is recognized for the excess of the carrying amount of assets over their fair value.
Reclassifications
     Reclassifications have been made to the 2006 and 2005 consolidated financial statements to conform to the 2007 presentation.
2. Related Party Transactions
     We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2007, 2006 and 2005, we received $225.0 million, $116.5 million and $112.1 million, respectively, of expense reimbursements from affiliated entities.
     We and our direct parent, PFSI, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFSI in aggregate principal amounts not to exceed $3.1 billion, with such advanced amounts earning interest at the daily 30-day LIBOR rate (the “Internal Crediting Rate”); and (ii) PFSI to advance cash to us in aggregate principal amounts not to exceed $1.1 billion, with such advance amounts paying interest at the Internal Crediting Rate plus 10 basis points to reimburse PFSI for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFSI of $267.6 million and $201.1 million at December 31, 2007 and 2006, respectively, and earned interest of $28.2 million, $13.5 million and $12.3 million during 2007, 2006 and 2005, respectively.
     Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our subsidiaries and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

20

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
3. Discontinued Operations
Real Estate Investments
     In 2007, 2006 and 2005, we sold certain real estate properties previously held for investment purposes. These properties qualify for discontinued operations treatment. Therefore, the income from discontinued operations has been removed from our results of continuing operations for all periods presented. The gains on disposal, which are reported in our Corporate and Other segment, are excluded from segment operating earnings for all periods presented. All assets, including cash, and liabilities of the discontinued operations have been reclassified to separate discontinued asset and liability line items on the consolidated statements of financial position. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows. Additionally, the information included in the notes to the financial statements excludes information applicable to these properties, unless otherwise noted.
     The properties were sold to take advantage of positive real estate market conditions in specific geographic locations and to further diversify our real estate portfolio.
     Selected financial information for the discontinued operations is as follows:

	December 31,
	2007	2006
	(in millions)
Assets
Real estate	$—	$53.4
All other assets	—	0.8

Total assets	$—	$54.2

Liabilities
Long-term debt	$—	$42.5
All other liabilities	—	0.5

Total liabilities	$—	$43.0

	For the year ended
	December 31,
	2007	2006	2005
	(in millions)
Total revenues	$0.3	$(3.1)	$4.9

Income from discontinued operations:
Income (loss) before income taxes	$0.3	$(3.1)	$4.9
Income taxes (benefits)	0.1	(1.1)	1.8
Gain on disposal of discontinued operations	32.8	47.5	34.3
Income taxes on disposal	12.8	16.6	12.0

Net income	$20.2	$28.9	$25.4

Principal Residential Mortgage, Inc.
     On July 1, 2004, we closed the sale of Principal Residential Mortgage, Inc. to CitiMortgage, Inc. Our total after-tax proceeds from the sale were approximately $620.0 million.
     The decision to sell Principal Residential Mortgage, Inc. was made with a view toward intensifying our strategic focus on our core retirement and risk protection business as well as achieving our longer-term financial objectives. In addition, the sale was also viewed as a positive move for PFG’s stockholders as it enabled us to move forward from an improved capital position, with better financial flexibility and greater stability of earnings.
     During 2005, certain true-up adjustments were made related to the sale of Principal Residential Mortgage, Inc. resulting in a $5.2 million after-tax loss, which is reflected as discontinued operations. We have separately disclosed the operating, investing and financing portions of the cash flows attributable to our discontinued operations in our consolidated statements of cash flows.

21

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
4. Goodwill and Other Intangible Assets
     The changes in the carrying amount of goodwill reported in our segments for 2006 and 2007 were as follows:

	U.S. Asset	Global Asset	Life and Health
	Accumulation	Management	Insurance	Consolidated
	(in millions)
Balances at January 1, 2006	$19.6	$118.7	$69.5	$207.8
Goodwill from acquisitions	—	21.7	—	21.7

Balances at December 31, 2006	19.6	140.4	69.5	229.5
Goodwill disposed	(3.0)	—	—	(3.0)
Other	—	—	17.5	17.5

Balances at December 31, 2007	$16.6	$140.4	$87.0	$244.0

     Amortized intangible assets were as follows:

	December 31,
	2007			2006
	Gross		Net	Gross		Net
	carrying	Accumulated	carrying	carrying	Accumulated	carrying
	amount	amortization	amount	amount	amortization	amount
	(in millions)
Intangibles with finite useful lives	$127.0	$31.5	$95.5	$116.9	$19.7	$97.2

     The amortization expense for intangible assets with finite useful lives was $9.9 million, $7.6 million and $6.1 million for 2007, 2006 and 2005, respectively. At December 31, 2007, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2008	$7.6
2009	7.7
2010	7.3
2011	6.8
2012	6.6
     In connection with our parent’s December 31, 2006, acquisition of WM Advisors, Inc., we were allocated $99.9 million of the purchase price based on the fact that we will benefit from our parent’s acquisition. Of the $99.9 million, $94.5 million related to investment management contracts that are not subject to amortization, $3.2 million related to goodwill and $2.2 million was related to other amortizable intangible assets that will be subject to a three-year amortization period.
5. Variable Interest Entities
     We have relationships with various types of special purpose entities and other entities where we have a variable interest. The following serves as a discussion of investments in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
     Synthetic Collateralized Debt Obligation. On May 26, 2005, we invested $130.0 million in a secured limited recourse credit linked note issued by a grantor trust. The trust entered into a credit default swap providing credit protection on the first 45% of loss of seven mezzanine tranches totaling $288.9 million of seven synthetic reference portfolios. Our risk of loss for the seven referenced mezzanine tranches begins at 4.85% and ends at 10.85% of loss on each of the seven synthetic reference portfolios. Therefore, defaults in an underlying reference portfolio will only affect the credit-linked note if cumulative losses exceed 4.85% of a synthetic reference portfolio.

22

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
5. Variable Interest Entities — (continued)
     We have determined that this grantor trust is a VIE and that we are the primary beneficiary of the trust due to our interest in the VIE and management of the synthetic reference portfolios. Upon consolidation of the trust, as of December 31, 2007 and 2006, our consolidated statements of financial position include $127.2 million and $130.3 million, respectively, of available-for-sale fixed maturity securities, which represent the collateral held by the trust. As of December 31, 2007 and 2006, the credit default swap entered into by the trust has an outstanding notional amount of $130.0 million. During the years ended December 31, 2007, 2006 and 2005, the credit default swaps had a change in fair value that resulted in a $3.2 million pre-tax loss, a $4.4 million pre-tax gain and $0.4 million pre-tax loss, respectively. The creditors of the grantor trusts have no recourse to our assets.
     Grantor Trusts. We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. Each interest-only certificate entitles the holder to interest on the stated note for a specified term while the residual certificate entitles the holder to interest payments subsequent to the term of the interest-only certificate and to all principal payments. We retained the interest-only certificate and the residual certificates were subsequently sold to a third party.
     We have determined that these grantor trusts are VIEs as our interest-only certificates are exposed to the majority of the risk of loss. The restricted interest periods end between 2016 and 2020 and, at that time, the residual certificate holders’ certificates are redeemed by the trust in return for the notes. We have determined that it will be necessary for us to consolidate these entities until the expiration of the interest-only period. As of December 31, 2007 and 2006, our consolidated statements of financial position include $332.1 million and $366.2 million, respectively, of undated subordinated floating rate notes of the grantor trusts, which are classified as available-for-sale fixed maturity securities and represent the collateral held by the trust. The obligation to deliver the underlying securities to the residual certificate holders of $155.6 million and $156.8 million as of December 31, 2007 and 2006, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. The creditors of the grantor trusts have no recourse to our assets.
     Other. In addition to the entities above, we have a number of relationships with a disparate group of entities, which meet the criteria for VIEs. Due to the nature of our direct investment in the equity and/or debt of these VIEs, we are the primary beneficiary of such entities, which requires us to consolidate them. These entities include seven private investment vehicles, a financial services company and a hedge fund. The consolidation of these VIEs did not have a material effect on either our consolidated statement of financial position as of December 31, 2007 or 2006, or results of operations for the years ended December 31, 2007, 2006 and 2005. For the majority of these entities, the creditors have no recourse to our assets.
     The carrying amount and classification of consolidated VIE assets that are collateral the VIEs have designated for their other obligations and the debt of the VIEs are as follows:

	December 31,
	2007	2006
	(in millions)
Fixed maturity securities, available-for-sale	$116.2	$178.0
Fixed maturity securities, trading	34.7	14.0
Equity securities, trading	90.1	59.5
Cash and other assets	93.8	83.2

Total assets pledged as collateral	$334.8	$334.7

Long-term debt	$175.6	$206.4

     As of December 31, 2007 and 2006, $334.8 million and $334.7 million, respectively, of assets were pledged as collateral for the VIE entities’ other obligations and debt. As of December 31, 2007 and 2006, these entities had long-term debt of $175.6 million and $206.4 million, respectively, all of which was issued to our affiliates and, therefore, eliminated upon consolidation.
Significant Unconsolidated Variable Interest Entities
     We hold a significant variable interest in a number of VIEs where we are not the primary beneficiary. These entities include private investment vehicles and custodial relationships that have issued trust certificates or custodial receipts that are recorded as available-for-sale fixed maturity securities in the consolidated financial statements.

23

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
5. Variable Interest Entities — (continued)
     On June 14, 2007, we invested $100.0 million in a secured limited recourse note issued by a private investment vehicle. The note represents Class B-1 notes. Class A notes are senior and Class C through Class E notes are subordinated to Class B notes. The entity entered into a credit default swap with a third party providing credit protection in exchange for a fee. Defaults in an underlying reference portfolio will only affect the note if cumulative losses of a synthetic reference portfolio exceed the loss attachment point on the portfolio. We have determined we are not the primary beneficiary, as we do not hold the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $84.2 million as of December 31, 2007.
     On June 21, 2006, we invested $285.0 million in a secured limited recourse note issued by a private investment vehicle. The note represents Class B notes. Class A notes are senior and Class C through Class F notes are subordinated to Class B notes. The entity entered into a credit default swap with a third party providing credit protection in exchange for a fee. Defaults in an underlying reference portfolio will only affect the note if cumulative losses of a synthetic reference portfolio exceed the loss attachment point on the portfolio. We have determined we are not the primary beneficiary, as we do not hold the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $223.2 million and $285.3 million as of December 31, 2007 and 2006, respectively.
     On September 21, 2001, we entered into a transaction where a third party transferred funds to a trust. The trust purchased shares of a specific money market fund and then separated the cash flows of the money market shares into share receipts and dividend receipts. The dividend receipts entitle the holder to dividends paid for a specified term while the share receipts, purchased at a discount, entitle the holder to dividend payments subsequent to the term of the dividend receipts and the rights to the underlying shares. We have purchased the share receipts. After the restricted dividend period ends on December 21, 2021, we, as the share receipt holder, have the right to terminate the trust agreement and will receive the underlying money market fund shares. We determined the primary beneficiary is the dividend receipt holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with these entities is our recorded investment of $66.1 million and $65.9 million as of December 31, 2007 and 2006, respectively.
     On June 20, 1997, we entered into a transaction in which we purchased a residual trust certificate. The trust separated the cash flows of an underlying security into an interest-only certificate that entitles the third party certificate holder to the stated interest on the underlying security through May 15, 2017, and into a residual certificate entitling the holder to interest payments subsequent to the term of the interest-only certificates and any principal payments. Subsequent to the restricted interest period, we, as the residual certificate holder, have the right to terminate the trust agreement and will receive the underlying security. We determined the primary beneficiary is the interest-only certificate holder, which has the majority of the risk of loss. Our maximum exposure to loss as a result of our involvement with this entity is our recorded investment of $83.4 million and $78.7 million as of December 31, 2007 and 2006, respectively.

24

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments
Fixed Maturities and Equity Securities
     The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 2007 and 2006, are summarized as follows:

		Gross	Gross
		unrealized	unrealized
	Cost	gains	losses	Fair value
	(in millions)
December 31, 2007
Fixed maturities, available-for-sale:
U.S. government and agencies	$618.9	$28.8	$0.1	$647.6
Non-U.S. governments	419.4	35.7	1.2	453.9
States and political subdivisions	1,867.6	39.1	10.2	1,896.5
Corporate — public	19,691.4	599.7	446.0	19,845.1
Corporate — private	11,660.3	362.8	210.0	11,813.1
Mortgage-backed and other asset-backed securities	9,926.2	155.0	500.7	9,580.5

Total fixed maturities, available-for-sale	$44,183.8	$1,221.1	$1,168.2	$44,236.7

Total equity securities, available-for-sale	$314.6	$10.3	$15.2	$309.7

December 31, 2006
Fixed maturities, available-for-sale:
U.S. government and agencies	$522.3	$0.8	$3.6	$519.5
Non-U.S. governments	384.9	36.1	0.4	420.6
States and political subdivisions	1,557.7	45.4	4.9	1,598.2
Corporate — public	19,223.3	661.0	137.3	19,747.0
Corporate — private	10,282.1	373.9	75.7	10,580.3
Mortgage-backed and other asset-backed securities	9,163.8	217.2	77.8	9,303.2

Total fixed maturities, available-for-sale	$41,134.1	$1,334.4	$299.7	$42,168.8

Total equity securities, available-for-sale	$638.0	$11.6	$4.3	$645.3

     The cost and fair value of fixed maturities available-for-sale at December 31, 2007, by expected maturity, were as follows:

	Cost	Fair value
	(in millions)
Due in one year or less	$1,469.8	$1,465.9
Due after one year through five years	11,137.1	11,362.5
Due after five years through ten years	10,788.5	10,720.2
Due after ten years	10,862.2	11,107.6

	34,257.6	34,656.2
Mortgage-backed and other asset-backed securities	9,926.2	9,580.5

Total	$44,183.8	$44,236.7

     The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or prepay obligations.
     Corporate private placement bonds represent a primary area of credit risk exposure. The corporate private placement bond portfolio is diversified by issuer and industry. We monitor the restrictive bond covenants, which are intended to regulate the activities of issuers and control their leveraging capabilities.

25

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
Net Investment Income
     Major categories of net investment income are summarized as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Fixed maturities, available-for-sale	$2,603.0	$2,463.8	$2,291.7
Fixed maturities, trading	15.1	10.6	7.3
Equity securities, available-for-sale	23.5	54.6	48.5
Equity securities, trading	0.6	0.4	—
Mortgage loans	755.6	708.5	724.0
Real estate	74.5	63.4	58.1
Policy loans	52.6	50.9	50.3
Cash and cash equivalents	111.2	60.1	42.6
Derivatives	36.0	38.6	14.2
Other	43.7	51.9	43.7

Total	3,715.8	3,502.8	3,280.4
Less investment expenses	(163.3)	(150.0)	(149.4)

Net investment income	$3,552.5	$3,352.8	$3,131.0

Net Realized/Unrealized Capital Gains and Losses
     The major components of net realized/unrealized capital gains (losses) on investments are summarized as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$32.4	$31.8	$107.5
Gross losses	(280.2)	(62.9)	(85.1)
Hedging (net)	151.8	(14.6)	(45.8)
Fixed maturities, trading	(4.2)	(4.6)	(1.7)
Equity securities, available-for-sale:
Gross gains	6.4	1.4	6.8
Gross losses	(53.9)	(0.1)	(6.4)
Equity securities, trading	23.5	20.1	5.7
Mortgage loans	(7.2)	3.2	1.1
Derivatives	(276.7)	(4.9)	14.6
Other	59.7	61.0	(14.2)

Net realized/unrealized capital gains (losses)	$(348.4)	$30.4	$(17.5)

     Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $2.3 billion, $1.3 billion and $2.4 billion in 2007, 2006 and 2005, respectively.

26

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
     We recognize impairment losses for fixed maturities and equity securities when declines in value are other than temporary. Gross realized losses related to other than temporary impairments of fixed maturity securities were $215.7 million, $14.6 million and $28.6 million in 2007, 2006 and 2005, respectively. Certain fixed maturity securities moved into a loss position during the second quarter of 2007 and we determined that we did not have the ability and intent to hold these securities. As a result, we also recognized impairment losses on these securities of $24.5 million, net of recoveries on the subsequent sale, primarily due to a change in interest rates. As a result of the need to fund our parent’s acquisition of WM Advisors, Inc. we also recognized $17.2 million of write-downs in 2006 that resulted from our determination that we no longer had the ability and intent to hold certain fixed maturity securities until they recovered in value. We also recognized gross realized losses as the result of credit triggered sales of $32.3 million, $22.2 million and $30.8 million in 2007, 2006 and 2005, respectively. In 2005, we also recognized an $11.0 million loss related to a large investment that was called from us. Gross realized losses related to other than temporary impairments of equity securities were $52.6 million and $3.0 million in 2007 and 2005, respectively. We did not recognize any impairment losses on equity securities in 2006.
Gross Unrealized Losses for Fixed Maturities and Equity Securities
     For fixed maturities and equity securities available-for-sale with unrealized losses as of December 31, 2007 and 2006, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position are summarized as follows:

	December 31, 2007
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$4.2	$0.1	$19.3	$—	$23.5	$0.1
Non-U.S. governments	55.2	1.1	11.8	0.1	67.0	1.2
States and political subdivisions	375.2	7.1	205.7	3.1	580.9	10.2
Corporate — public	4,889.0	247.3	3,509.3	198.7	8,398.3	446.0
Corporate — private	3,302.2	124.9	1,752.9	85.1	5,055.1	210.0
Mortgage-backed and other asset-backed securities	3,272.0	405.0	2,177.7	95.7	5,449.7	500.7

Total fixed maturities, available-for-sale	$11,897.8	$785.5	$7,676.7	$382.7	$19,574.5	$1,168.2

Total equity securities, available-for-sale	$106.8	$12.0	$26.5	$3.2	$133.3	$15.2

     As of December 31, 2007, we held $19,574.5 million in available-for-sale fixed maturity securities with unrealized losses of $1,168.2 million. Our portfolio consists of fixed maturity securities where 95% are investment grade (rated AAA through BBB-) with an average price of 94 (carrying value/amortized cost). Due to the credit disruption in the last half of 2007 that led to reduced liquidity and wider credit spreads, we saw an increase in unrealized losses in our securities portfolio. The unrealized losses were more pronounced in structured products such as collateralized debt obligations and asset-backed securities.
     For those securities that have been in a loss position for less than twelve months, our portfolio holds 1,268 securities with a carrying value of $11,897.8 million and unrealized losses of $785.5 million reflecting an average price of 94. Of this portfolio, 93% was investment grade (rated AAA through BBB-) at December 31, 2007, with associated unrealized losses of $738.0 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
     For those securities that have been in a continuous loss position greater than or equal to twelve months, our portfolio holds 945 securities with a carrying value of $7,676.7 million and unrealized losses of $382.7 million. The average rating of this portfolio is A with an average price of 95 at December 31, 2007. Of the $382.7 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $283.8 million in unrealized losses with an average price of 95 and an average credit rating of BBB+. The remaining unrealized losses consist primarily of $95.6 million in unrealized losses within the mortgage-backed and other asset-backed securities sector. The average price of the mortgage-backed and other asset-backed securities sector is 96 and the average credit rating is AA+. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

27

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)

	December 31, 2007
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Carrying	unrealized	Carrying	unrealized	Carrying	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale:
U.S. government and agencies	$32.0	$0.2	$315.9	$3.4	$347.9	$3.6
Non-U.S. governments	44.7	0.1	11.7	0.3	56.4	0.4
States and political subdivisions	278.1	0.7	347.0	4.2	625.1	4.9
Corporate — public	2,529.7	27.7	4,591.0	109.6	7,120.7	137.3
Corporate — private	1,635.2	11.4	2,375.8	64.3	4,011.0	75.7
Mortgage-backed and other asset-backed securities	1,312.2	9.7	2,751.5	68.1	4,063.7	77.8

Total fixed maturities, available-for-sale	$5,831.9	$49.8	$10,392.9	$249.9	$16,224.8	$299.7

Total equity securities, available-for-sale	$1.4	$—	$134.0	$4.3	$135.4	$4.3

     As of December 31, 2006, we held $16,224.8 million in available-for-sale fixed maturity securities with unrealized losses of $299.7 million. Our portfolio consisted of fixed maturity securities where 98% were investment grade (rated AAA through BBB-) with an average price of 98 (carrying value/amortized cost).
     For those securities that had been in a loss position for less than twelve months, our portfolio held 643 securities with a carrying value of $5,831.9 million and unrealized losses of $49.8 million reflecting an average price of 99. Of this portfolio, 97% was investment grade (rated AAA through BBB-) at December 31, 2006, with associated unrealized losses of $48.3 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
     For those securities that had been in a continuous loss position greater than or equal to twelve months, our portfolio held 1,186 securities with a carrying value of $10,392.9 million and unrealized losses of $249.9 million. The average rating of this portfolio was A with an average price of 98 at December 31, 2006. Of the $249.9 million in unrealized losses, the Corporate-public and Corporate-private sectors account for $173.9 million in unrealized losses with an average price of 98 and an average credit rating of BBB+. The remaining unrealized losses consisted primarily of $68.1 million in unrealized losses within the mortgage-backed and other asset-backed securities sector. The average price of the mortgage-backed and other asset-backed securities sector was 98 and the average credit rating was AA+. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.
Net Unrealized Gains and Losses on Available-for-Sale Securities
     The net unrealized gains and losses on investments in fixed maturities and equity securities available-for-sale are reported as a separate component of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments was as follows:

	December 31,
	2007	2006
	(in millions)
Net unrealized gains on fixed maturities, available-for-sale (1)	$52.8	$1,036.3
Net unrealized gains (losses) on equity securities, available-for-sale	(4.9)	7.2
Adjustments for assumed changes in amortization patterns	2.2	(128.1)
Net unrealized gains on derivative instruments	32.3	39.9
Net unrealized losses on equity method subsidiaries and minority interest adjustments	(2.6)	(24.6)
Provision for deferred income taxes	(27.0)	(327.1)

Net unrealized gains on available-for-sale securities	$52.8	$603.6

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

28

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
Commercial Mortgage Loans
     Commercial mortgage loans represent a primary area of credit risk exposure. At December 31, 2007 and 2006, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31,
	2007		2006
	Carrying	Percent	Carrying	Percent
	amount	of total	amount	of total
	($ in millions)
Geographic distribution
New England	$481.2	4.5%	$397.6	3.9%
Middle Atlantic	1,815.5	16.9	1,817.4	18.0
East North Central	960.2	8.9	847.0	8.4
West North Central	513.2	4.8	525.6	5.2
South Atlantic	2,876.2	26.7	2,550.9	25.3
East South Central	339.0	3.1	285.6	2.8
West South Central	692.9	6.4	682.4	6.8
Mountain	794.7	7.4	845.5	8.4
Pacific	2,333.4	21.7	2,170.5	21.5
Valuation allowance	(42.8)	(0.4)	(32.2)	(0.3)

Total	$10,763.5	100.0%	$10,090.3	100.0%

Property type distribution
Office	$2,647.8	24.6%	$2,672.3	26.5%
Retail	2,915.5	27.1	2,808.8	27.7
Industrial	2,756.0	25.6	2,740.1	27.2
Apartments	1,698.3	15.8	1,440.3	14.3
Hotel	273.3	2.5	41.7	0.4
Mixed use/other	515.4	4.8	419.3	4.2
Valuation allowance	(42.8)	(0.4)	(32.2)	(0.3)

Total	$10,763.5	100.0%	$10,090.3	100.0%

Commercial Mortgage Loan Loss Allowance
     Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price or fair value of the collateral. The change in the valuation allowance is included in net realized/unrealized capital gains (losses) on our consolidated statements of operations.
     The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management’s periodic evaluation and assessment of the adequacy of the allowance for losses and the need for mortgage impairments is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation of our loan specific reserve component is subjective, as it requires the estimation and timing of future cash flows expected to be received on impaired loans. Impaired mortgage loans, along with the related allowance for losses, were as follows:

	December 31,
	2007	2006
	(in millions)
Impaired loans	$45.8	$0.1
Allowance for losses	10.0	—

Net impaired loans	$35.8	$0.1

29

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
6. Investments — (continued)
     The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Average recorded investment in impaired loans	$11.5	$4.3	$51.6
Interest income recognized on impaired loans	3.4	0.5	5.1
     When it is determined that a loan is impaired, interest accruals are stopped and all interest income is recognized on the cash basis.
     A summary of the changes in the commercial mortgage loan allowance for losses is as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Balance at beginning of year	$32.2	$33.2	$42.4
Provision for losses	10.7	1.3	6.7
Releases due to write-downs, sales and foreclosures	(0.1)	(2.3)	(15.9)

Balance at end of year	$42.8	$32.2	$33.2

Real Estate
     Depreciation expense on invested real estate was $30.1 million, $30.2 million and $26.5 million in 2007, 2006 and 2005, respectively. Accumulated depreciation was $226.3 million and $204.3 million as of December 31, 2007 and 2006, respectively.
Other Investments
     Other investments include minority interests in unconsolidated entities, domestic and international joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees. Changes in the value of our investment in equity investees attributable to capital transactions of the investee, such as an additional offering of stock, are recorded directly to stockholder’s equity. Total assets of the unconsolidated entities were $7,198.0 million and $5,957.3 million at December 31, 2007 and 2006, respectively. Total revenues of the unconsolidated entities were $2,103.6 million, $1,245.0 million and $1,026.7 million in 2007, 2006 and 2005, respectively. During 2007, 2006 and 2005, we included $33.2 million, $43.5 million and $46.1 million, respectively, in net investment income representing our share of current year net income of the unconsolidated entities. At December 31, 2007 and 2006, our net investment in unconsolidated entities was $104.8 million and $97.1 million, respectively.
     In the ordinary course of our business and as part of our investment operations, we have also entered into long term contracts to make and purchase investments aggregating $402.2 million and $677.2 million at December 31, 2007 and 2006, respectively.
     Derivative assets are carried at fair value and reported as a component of other investments. Certain seed money investments are carried at fair value with changes in fair value included in net income as net realized/unrealized capital gains or losses.

30

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
7. Securitization Transactions
     We, along with other contributors, sell commercial mortgage loans in securitization transactions to trusts. As these trusts are classified as a QSPE, they are not subject to the VIE consolidation rules. We purchase primary servicing responsibilities and may retain other interests. The investors and the securitization entities have no recourse to our other assets for failure of debtors to pay when due. The value of our retained interests is subject primarily to credit risk. In 2006, we began transitioning our securitization platform to a new joint venture company that we report using the equity method of accounting. The transition was complete by the end of 2007 such that all of our commercial mortgage loan securitization transactions going forward are expected to be conducted through the joint venture.
     In 2007, 2006 and 2005, we recognized gains of $2.2 million, $13.6 million and $39.8 million, respectively, on the securitization of commercial mortgage loans.
     Key economic assumptions used in measuring the other retained interests at the date of securitization resulting from transactions completed included a cumulative foreclosure rate between 1% and 7% during 2007, 2% and 10% during 2006 and 5% and 18% during 2005. The assumed range of the loss severity, as a percentage of defaulted loans, was between 1% and 27% during 2007, 2% and 31% during 2006 and 3% and 29% during 2005. The low end of the loss severity range relates to a portfolio of seasoned loans. The high end of the loss severity range relates to a portfolio of newly issued loans.
     At December 31, 2007 and 2006, the fair values of other retained interests related to the securitizations of commercial mortgage loans were $315.8 million and $345.3 million, respectively. Only $0.3 million in 2007 and $0.5 million in 2006 represented equity investments. All other interests are classified as available-for-sale securities and are carried at fair value. At December 31, 2007 and 2006, respectively, $131.7 million and $156.2 million of these available-for-sale securities were interest-only investments. Cash flows are continuously monitored for adverse deviations from original expectations and impairments are recorded when necessary.
     The table below summarizes cash flows for securitization transactions:

	For the year ended
	December 31,
	2007	2006	2005
	(in millions)
Proceeds from new securitizations	$105.2	$698.6	$2,270.4
Servicing fees received	1.9	1.3	1.1
Other cash flows received on retained interests	35.7	37.4	36.0
8. Derivative Financial Instruments
     Derivatives are generally used to hedge or reduce exposure to market risks (primarily interest rate and foreign currency risks) associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Additionally, derivatives are also used in asset replication strategies. We do not buy, sell or hold these investments for trading purposes.
Types of Derivative Instruments
     Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts based upon designated market rates or rate indices and an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments. Interest rate swaps are used to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) liability. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product.

31

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
     In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We have used exchange-traded futures to reduce market risks from changes in interest rates, to alter mismatches between the assets in a portfolio and the liabilities supported by those assets, and to hedge against changes in the value of securities we own or anticipate acquiring or selling. We use exchange-traded futures to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity product, as previously explained.
     A swaption is an option to enter into an interest rate swap at a future date. We write these options and receive a premium in order to transform our callable liabilities into fixed term liabilities. In addition, we may sell an investment-type contract with attributes tied to market indices (an embedded derivative as noted below), in which case we write an equity call option to convert the overall contract into a fixed-rate liability, essentially eliminating the equity component altogether. Equity call spreads are purchased to fund the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity products that credit interest based on changes in an external equity index. Equity put options are used to hedge against changes in the value of the GMWB liability related to the GMWB rider on our variable annuity products, as previously explained.
     Currency forwards are contracts in which we agree with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate as calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency forwards and currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell. We have also used currency forwards to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of our foreign operations.
     We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also occasionally used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. At the same time we enter into these synthetic transactions, we buy a quality cash bond to match against the credit default swap. The premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in an amount equal to the notional value of the credit default swap.
     In our commercial mortgage backed securitization operation, we enter into commitments to fund commercial mortgage loans at specified interest rates and other applicable terms within specified periods of time. These commitments are legally binding agreements to extend credit to a counterparty. Loan commitments that will be held for sale are recognized as interest rate lock commitment derivatives that are recorded at fair value. Fair value is determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each commitment. Loan commitments that are related to the origination of mortgage loans that will be held for investment are not accounted for as derivatives and, accordingly, are not recognized in our financial statements.
     Commodity swaps are used to sell or buy protection on commodity prices in return for receiving or paying a quarterly premium. We purchased AAA rated secured limited recourse notes from VIEs that are consolidated in our financial results. These VIEs use a commodity swap to enhance the return on an investment portfolio by selling protection on a static portfolio of commodity trigger swaps, each referencing a base or precious metal. The portfolio of commodity trigger swaps is a portfolio of deep out-of-the-money European puts on various base or precious metals. The VIEs provide mezzanine protection that the average spot rate will not fall below a certain trigger price on each commodity trigger swap in the portfolio and receives guaranteed quarterly premiums in return until maturity. At the same time the VIEs enter into this synthetic transaction, they buy a quality cash bond to match against the commodity swaps.

32

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
Exposure
     Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.
     Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions.
     Prior to the application of the aforementioned credit enhancements, the gross exposure to credit risk with respect to these derivative instruments was $1,159.3 million and $737.3 million at December 31, 2007 and 2006, respectively. Subsequent to the application of such credit enhancements, the net exposure to credit risk was $832.8 million and $539.8 million at December 31, 2007 and 2006, respectively.
     The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31,
	2007	2006
	(in millions)
Notional amounts of derivative instruments
Interest rate swaps	$18,162.3	$11,900.4
Foreign currency swaps	6,325.1	5,307.0
Embedded derivative financial instruments	1,701.5	1,277.6
Credit default swaps	1,134.8	1,550.9
Options	572.0	335.0
Swaptions	488.8	643.4
Currency forwards	227.8	235.3
Futures	57.7	28.1
Commodity swaps	40.0	20.0
Interest rate lock commitments	—	8.8

Total notional amounts at end of year	$28,710.0	$21,306.5

Gross credit exposure of derivative instruments
Foreign currency swaps	$800.5	$560.5
Interest rate swaps	286.0	129.1
Options	64.4	31.0
Credit default swaps	5.6	15.7
Currency forwards	2.5	0.3
Commodity swaps	0.3	0.7

Total credit exposure at end of year	$1,159.3	$737.3

     The fair value of our derivative instruments classified as assets at December 31, 2007 and 2006, was $1,067.3 million and $695.5 million, respectively, and was reported with other investments on the consolidated statements of financial position. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006, was $588.6 million and $267.9 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.

33

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
Fair Value Hedges
     We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and liabilities. In general, these swaps are used in asset and liability management to modify duration.
     We enter into currency exchange swap agreements to convert certain foreign denominated assets and liabilities into U.S. dollar floating-rate denominated instruments to eliminate the exposure to future currency volatility on those items.
     We have used interest rates swaps to hedge interest rate and spread risk in our commercial mortgage securitization operations.
     We also sell callable investment-type agreements and use cancellable interest rate swaps and written interest rate swaptions to hedge the changes in fair value of the callable feature.
     The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.
     We recognized a pre-tax net gain (loss) of $(7.9) million, $4.7 million and $(11.8) million in 2007, 2006 and 2005, respectively, relating to the ineffective portion of our fair value hedges, which was reported with net realized/unrealized capital gains (losses) in our consolidated statements of operations. All gains or losses on derivatives were included in the assessment of hedge effectiveness.
Cash Flow Hedges
     We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and liabilities and forecasted transactions.
     We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.
     The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.
     In 2007, 2006 and 2005, we recognized a $(4.9) million, $0.2 million and $27.0 million after-tax increase (decrease) in value, respectively, related to cash flow hedges in accumulated other comprehensive income. During this time period, none of our cash flow hedges have been discontinued because it was probable that the original forecasted transaction would not occur by the end of the originally specified time period. We reclassified $3.9 million, $0.7 million and $21.3 million in net losses from accumulated comprehensive income into net income during 2007, 2006 and 2005 respectively, which are the portion of deferred losses related to the variability in cash flows that were hedged and impacted net income in those periods. We expect to reclassify net losses of $4.4 million in the next 12 months.
     For the years ended December 31, 2007, 2006 and 2005, we recognized a pre-tax gain of $2.0 million, $2.5 million and $1.2 million in net income due to cash flow hedge ineffectiveness, respectively. All gains or losses on derivatives were included in the assessment of hedge effectiveness.
     The maximum length of time that we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 12.5 years.
Derivatives Not Designated as Hedging Instruments
     Our use of futures, certain swaptions and swaps, options, currency forwards and interest rate lock commitments are effective from an economic standpoint, but they have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes unrealized gains and losses as well as periodic and final settlements, flow directly into net income. For the years ended December 31, 2007, 2006 and 2005, gains (losses) of $(77.9) million, $10.0 million and $(18.3) million, respectively, were recognized in net income from market value changes of derivatives not receiving hedge accounting treatment, including market value changes of embedded derivatives that have been bifurcated from the host contract.

34

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
8. Derivative Financial Instruments — (continued)
Embedded Derivatives
     We may purchase or issue financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value with changes in fair value reported in net income.
     We sell investment-type liability contracts in which the return is tied to an external equity index, a leveraged inflation index or leveraged reference swap. These returns are embedded options that are bifurcated from the host investment-type contract and accounted for separately. We economically hedge the embedded equity derivative by writing equity call options with identical features to convert the overall contract into a fixed-rate liability, effectively eliminating the equity component altogether. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $0.1 million, $3.1 million and $1.0 million pre-tax gain on the purchased equity call options and a $0.1 million, $3.1 million and $1.0 million pre-tax loss on the change in fair value of the embedded derivatives. We economically hedge the leveraged embedded derivatives with interest rate swaps and currency swaps to convert them to a fixed-rate liability or floating rate U.S. dollar liability. For the years ended December 31, 2007 and 2006, respectively, we recognized a $4.6 million pre-tax gain and a $2.6 million pre-tax loss on the swaps and a $4.6 million pre-tax loss and a $6.0 million pre-tax gain on the change in fair value of the embedded derivatives.
     We contributed undated subordinated floating rate notes to three grantor trusts. The trusts separated the cash flows of the underlying notes by issuing an interest-only certificate and a residual certificate related to each note contributed. We retained the interest-only certificates and the residual certificates were subsequently sold to a third party. We have determined these grantor trusts are VIEs and it is necessary for us to consolidate these entities. The obligation to deliver the underlying securities to residual certificate holders of $155.6 million, $156.8 million and $147.4 million as of December 31, 2007, 2006 and 2005, respectively is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying securities. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $19.6 million, $7.2 million and $2.7 million pre-tax gain on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.
     During 2005, we purchased existing Class A units of a trust that represent interest payments on the underlying security within the trust. The trust also issued Class B units representing the residual interests in the underlying security. We have determined that this trust is a VIE and it is necessary for us to consolidate this entity. The obligation to deliver the underlying security to the Class B unit holder of $10.6 million, $12.0 million and $10.5 million as of December 31, 2007, 2006 and 2005, respectively, is classified as an other liability and contains an embedded derivative of the forecasted transaction to deliver the underlying security. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $2.3 million, $(0.5) million and $(0.4) million pre-tax gain (loss) on the change in fair value of the obligation, which is reflected in accumulated other comprehensive income on the consolidated statements of financial position.
     We offer a fixed deferred annuity product that credits interest based on changes in an external equity index. It contains an embedded derivative that has been bifurcated and accounted for separately, with changes in fair value reported in net realized/unrealized gains (losses). We economically hedge the fixed deferred annuity product by purchasing options that match the product’s profile. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized a $1.2 million, $5.3 million and $1.5 million pre-tax gain on the call spread options purchased and a $2.7 million, $6.1 million and $2.3 million pre-tax loss on the change in fair value of the embedded derivatives.
     We offer certain variable annuity products with a GMWB rider. The GMWB provides that the contractholder will receive at least their principal deposit back through withdrawals of up to a specified annual amount, even if the account value is reduced to zero. The GMWB represents an embedded derivative in the variable annuity contract that is required to be reported separately from the host variable annuity contract. Declines in the equity market may increase our exposure to benefits under contracts with the GMWB. We economically hedge the GMWB exposure using futures, options and interest rate swaps. For the years ended December 31, 2007, 2006 and 2005, respectively, we recognized in net income an $8.9 million pre-tax gain, $4.2 million pre-tax loss and $0.5 million pre-tax loss on the hedging instruments and a $19.7 million pre-tax loss, $2.8 million pre-tax gain and $0.2 million pre-tax loss on the change in fair value of the embedded derivatives, respectively.

35

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
9. Closed Block
     In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Certain of our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies, including, but not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges and are treated as capital transfers from the Closed Block.
     Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from their general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.
     A PDO is required to be established for earnings in the Closed Block that are not available to stockholders. A model of the Closed Block was established to produce the pattern of expected earnings in the Closed Block (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income).
     If actual cumulative earnings of the Closed Block are greater than the expected cumulative earnings of the Closed Block, only the expected cumulative earnings will be recognized in income with the excess recorded as a PDO. This PDO represents undistributed accumulated earnings that will be paid to Closed Block policyholders as additional policyholder dividends unless offset by future performance of the Closed Block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. At December 31, 2007 and 2006, cumulative actual earnings have been less than cumulative expected earnings. Additionally, cumulative net unrealized gains did not exceed the cumulative earnings experience. Therefore, there was no PDO liability as of December 31, 2007 and 2006.

36

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
9. Closed Block — (continued)
     Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31,
	2007	2006
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$5,362.1	$5,376.0
Other policyholder funds	26.7	26.4
Policyholder dividends payable	351.1	357.4
Other liabilities	71.1	61.5

Total Closed Block liabilities	5,811.0	5,821.3

Assets designated to the Closed Block
Fixed maturities, available-for-sale	3,032.4	3,023.7
Fixed maturities, trading	10.2	—
Equity securities, available-for-sale	22.2	65.9
Mortgage loans	638.1	640.3
Policy loans	753.4	755.2
Other investments	122.8	84.4

Total investments	4,579.1	4,569.5
Cash and cash equivalents	—	50.9
Accrued investment income	73.3	70.8
Deferred income tax asset	94.8	72.8
Premiums due and other receivables	20.1	17.7
Other assets	39.2	42.3

Total assets designated to the Closed Block	4,806.5	4,824.0

Excess of Closed Block liabilities over assets designated to the Closed Block	1,004.5	997.3
Amounts included in other comprehensive income	10.9	55.7

Maximum future earnings to be recognized from Closed Block assets and liabilities	$1,015.4	$1,053.0

37

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
9. Closed Block — (continued)
     Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Revenues
Premiums and other considerations	$576.6	$596.7	$617.7
Net investment income	288.3	293.2	294.4
Net realized/unrealized capital gains (losses)	(12.9)	(0.9)	2.3

Total revenues	852.0	889.0	914.4
Expenses
Benefits, claims and settlement expenses	485.8	497.0	518.8
Dividends to policyholders	286.4	287.0	285.3
Operating expenses	12.1	5.5	9.1

Total expenses	784.3	789.5	813.2

Closed Block revenue, net of Closed Block expenses, before income taxes	67.7	99.5	101.2
Income taxes	20.7	32.2	32.4

Closed Block revenue, net of Closed Block expenses and income taxes	47.0	67.3	68.8
Funding adjustment charges	(9.4)	(7.7)	(8.7)

Closed Block revenue, net of Closed Block expenses, income tax and funding adjustment charges	$37.6	$59.6	$60.1

     The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Beginning of year	$1,053.0	$1,112.6	$1,172.7
End of year	1,015.4	1,053.0	1,112.6

Change in maximum future earnings	$(37.6)	$(59.6)	$(60.1)

     We charge the Closed Block with federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.
10. Deferred Policy Acquisition Costs
     Policy acquisition costs deferred and amortized in 2007, 2006 and 2005 were as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Balance at beginning of year	$2,265.9	$2,069.9	$1,770.9
Cost deferred during the year	568.7	445.8	440.6
Amortized to expense during the year	(351.4)	(236.8)	(238.8)
Effect of unrealized gains (losses)	143.5	(13.0)	97.2

Balance at end of year	$2,626.7	$2,265.9	$2,069.9

38

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
11. Insurance Liabilities
Contractholder Funds
     Major components of contractholder funds in the consolidated statements of financial position are summarized as follows:

	December 31,
	2007	2006
	(in millions)
Liabilities for investment-type contracts:
GICs	$11,698.8	$12,307.3
Funding agreements	16,193.4	14,242.4
Other investment-type contracts	1,236.8	1,277.8

Total liabilities for investment-type contracts	29,129.0	27,827.5
Liabilities for individual annuities	8,259.7	6,427.6
Universal life and other reserves	2,878.8	2,527.6

Total contractholder funds	$40,267.5	$36,782.7

     Our GICs and funding agreements contain provisions limiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.
     Funding agreements include those issued directly to nonqualified institutional investors, as well as to three separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.
     We are authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2007 and 2006, $3,935.3 million and $3,770.4 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program as we are authorized to issue up to Euro 4.0 billion (approximately USD$5.3 billion) of funding agreements under a program established in 2006 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. The unaffiliated entity is an unconsolidated special purpose vehicle. As of December 31, 2007 and 2006, $1,469.8 million and $474.1 million, respectively, of liabilities are outstanding with respect to the issuance outstanding under this new program.
     In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated qualifying special purpose entity. As of December 31, 2007 and 2006, $3,109.9 million and $3,747.9 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the SEC-registered program described in the following paragraph.
     We were authorized to issue up to $4.0 billion of funding agreements under a program established in March 2004 to support the prospective issuance of medium term notes by unaffiliated entities in both domestic and international markets. In February 2006, this program was amended to authorize issuance of up to an additional $5.0 billion in recognition of the use of nearly all $4.0 billion of initial issuance authorization. In recognition of the use of nearly all $9.0 billion, this program was amended in November 2007 to authorize issuance of up to an additional $5.0 billion. Under this program, both the notes and the supporting funding agreements are registered with the SEC. As of December 31, 2007 and 2006, $6,748.5 million and $5,831.4 million, respectively, of liabilities are being held with respect to the issuance outstanding under this program. In contrast with direct funding agreements, GIC issuances and the other two funding agreement-backed medium term note programs described above, our payment obligations on each funding agreement issued under this SEC-registered program are guaranteed by PFG.

39

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
11. Insurance Liabilities — (continued)
Future Policy Benefits and Claims
     Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Balance at beginning of year	$877.2	$814.8	$747.6
Incurred:
Current year	2,160.6	2,047.5	1,787.0
Prior years	(12.8)	(37.5)	(22.0)

Total incurred	2,147.8	2,010.0	1,765.0
Payments:
Current year	1,738.5	1,666.9	1,444.0
Prior years	322.2	280.7	253.8

Total payments	2,060.7	1,947.6	1,697.8
Balance at end of year:
Current year	422.1	380.6	343.0
Prior years	542.2	496.6	471.8

Total balance at end of year	$964.3	$877.2	$814.8

     The activity summary in the liability for unpaid accident and health claims shows a decrease of $12.8 million, $37.5 million and $22.0 million for the years ended December 31, 2007, 2006 and 2005, respectively, relating to prior years. Such liability adjustments, which affected current operations during 2007, 2006 and 2005, respectively, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims. We also had claim adjustment expense liabilities of $37.0 million, $33.4 million and $30.6 million, and related reinsurance recoverables of $4.2 million, $4.9 million and $3.5 million in 2007, 2006 and 2005, respectively, which are not included in the rollforward above.
12. Debt
Short-Term Debt
     The components of short-term debt as of December 31, 2007 and 2006, were as follows:

	December 31,
	2007	2006
	(in millions)
Nonrecourse short-term debt	$—	$61.0
Revolving line of credit with parent	344.5	351.2

Total short-term debt	$344.5	$412.2

     As of December 31, 2007, we had credit facilities with various financial institutions in an aggregate amount of $420.0 million. As of December 31, 2007 and 2006, we had $344.5 million and $412.2 million of outstanding borrowings related to our credit facilities, with zero and $74.5 million of assets pledged as support, respectively. Assets pledged consisted primarily of commercial mortgages and securities.
     Our short-term debt consists of a payable to PFSI of $344.5 million and $351.2 million as of December 31, 2007 and 2006, respectively. Interest paid on intercompany debt was $19.6 million, $23.8 million and $22.0 million during 2007, 2006 and 2005, respectively.
     The weighted-average interest rates on short-term borrowings as of December 31, 2007 and 2006, were 4.7% and 5.6% respectively.

40

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
12. Debt — (continued)
Long-Term Debt
     The components of long-term debt as of December 31, 2007 and 2006, were as follows:

	December 31,
	2007	2006
	(in millions)
8.0% surplus notes payable, due 2044	$99.2	$99.2
Nonrecourse mortgages and notes payable	63.2	118.0
Other mortgages and notes payable	24.5	38.9

Total long-term debt	$186.9	$256.1

     The amounts included above are net of the discount and premium associated with issuing these notes, which are being amortized to expense over their respective terms using the interest method.
     On March 10, 1994, we issued $100.0 million of surplus notes due March 1, 2044, at an 8% annual interest rate. None of our affiliates hold any portion of the notes. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the “Commissioner”) and only to the extent that we have sufficient surplus earnings to make such payments. Interest of $8.0 million for each of the years ended December 31, 2007, 2006 and 2005 was approved by the Commissioner and charged to expense.
     Subject to Commissioner approval, the notes due March 1, 2044, may be redeemed at our election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.
     The non-recourse mortgages, other mortgages and notes payable are primarily financings for real estate developments. We, including certain subsidiaries, had $35.0 million in credit facilities as of December 31, 2007, with various financial institutions, in addition to obtaining loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 2007, ranged from $3.0 million to $41.2 million per development with interest rates generally ranging from 5.5% to 8.1%. Outstanding principal balances as of December 31, 2006, ranged from $0.3 million to $96.2 million per development with interest rates generally ranging from 5.5% to 8.6%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $141.1 million and $194.3 million as of December 31, 2007 and 2006, respectively.
     At December 31, 2007, future annual maturities of the long-term debt were as follows (in millions):

Year ending December 31:
2008	$65.7
2009	0.4
2010	0.4
2011	0.4
2012	0.4
Thereafter	119.6

Total future maturities of the long-term debt	$186.9

     Cash paid for interest for 2007, 2006 and 2005, was $20.7 million, $28.3 million and $87.7 million, respectively. These amounts include interest paid on taxes during these years.

41

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
13. Income Taxes
     Our income tax expense from continuing operations was as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Current income taxes:
U.S. federal	$288.7	$233.9	$189.3
State and foreign	25.3	49.0	43.2

Total current income taxes	314.0	282.9	232.5
Deferred income taxes	(112.8)	37.1	53.5

Total income taxes	$201.2	$320.0	$286.0

     Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. corporate income tax rate and the effective income tax rate from continuing operations is as follows:

	For the year ended
	December 31,
	2007	2006	2005
U.S. corporate income tax rate	35%	35%	35%
Dividends received deduction	(12)	(8)	(7)
Interest exclusion from taxable income	(2)	(1)	(2)
Federal tax settlement for prior years	—	(1)	(1)
Other	1	—	1

Effective income tax rate	22%	25%	26%

     We adopted the provisions of FIN 48 on January 1, 2007. The application of FIN 48 did not have a material impact on our consolidated financial statements. As of December 31, 2007, the total unrecognized benefits were $59.5 million.  Of this amount, $20.3 million, if recognized, would reduce the 2007 effective tax rate. We recognize interest and penalties related to uncertain tax positions in operating expenses. As of December 31, 2007, we had recognized $17.8 million of accumulated pre-tax interest related to unrecognized tax benefits, $2.1 million of which is included in our current year net income.
     A summary of the changes in unrecognized tax benefits follows for the year ended December 31, 2007 (in millions):

Balance at January 1, 2007	$60.0
Additions based on tax positions related to the current year	0.1
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	(0.6)

Balance at December 31, 2007	$59.5

     The Internal Revenue Service (“IRS”) has completed examinations of the U.S. consolidated federal income tax returns for 2003 and prior years. The IRS has commenced the audit of our federal income tax returns for the years 2004 and 2005. We do not expect the results of these audits or developments in other tax areas to significantly increase or decrease the total amount of unrecognized tax benefits in the next twelve months, but the outcome of tax reviews is uncertain, and unforeseen results can occur.

42

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
13. Income Taxes — (continued)
     Significant components of our net deferred income taxes were as follows:

	December 31,
	2007	2006
	(in millions)
Deferred income tax assets (liabilities):
Insurance liabilities	$377.9	$393.8
Net operating loss carryforwards	104.6	42.5
Post-retirement benefits	54.0	93.1
Stock-based compensation	46.2	43.9
Other deferred income tax assets	41.9	48.6

Gross deferred income tax assets	624.6	621.9
Valuation allowance	(4.8)	(11.3)

Total deferred income tax assets	619.8	610.6
Deferred policy acquisition costs	(733.8)	(678.9)
Real estate	(170.5)	(179.1)
Net unrealized gains on available-for-sale securities	(26.9)	(327.0)
Intangible assets	(33.8)	(26.0)
Other deferred income tax liabilities	(41.1)	(157.7)

Total deferred income tax liabilities	(1,006.1)	(1,368.7)

Total net deferred income tax liabilities	$(386.3)	$(758.1)

     In management’s judgment, the total deferred income tax asset is more likely than not of being realized. Included in the deferred income tax asset is the expected income tax benefit attributable to net operating losses. Domestic state net operating loss carryforwards were $145.2 million as of December 31, 2007, and will expire between 2009 and 2023. We maintain valuation allowances by jurisdiction against the deferred income tax assets related to certain of these carryforwards, as utilization of these income tax benefits are not assured for certain jurisdictions. A valuation allowance has been recorded on income tax benefits associated with state net operating loss carryforwards.  Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of the deferred income tax asset that is more likely than not of being realized.  Accumulated net operating losses of $263.8 million and $85.2 million at December 31, 2007 and 2006, respectively, are attributed to a captive reinsurance company that is temporarily excluded from our consolidated federal income tax return. These net operating losses expire in 2021 and 2022. The captive reinsurance company will be able to join the consolidated income tax return in 2012 and it is anticipated that all accumulated net operating losses will be utilized before expiration; therefore, there is no valuation allowance established for the deferred income tax assets established for these net operating losses.
     The IRS has completed examinations of the U.S. consolidated federal income tax returns for 2003 and prior years. The IRS’ completion of the examinations for the years 1999 - 2001 resulted in notices of deficiency dated December 29, 2004, and March 1, 2005. We paid the deficiencies (approximately $444.0 million for 1999 and 2000, and $1.3 million for 2001, including interest) in the first quarter of 2005 and have filed, or will file, claims for refund relating to the disputed adjustments. The examination for the years 2002 and 2003 resulted in a refund of approximately $176.7 million (including interest) of which $161.5 million related to deficiencies previously paid as a result of the 1999 through 2001 examination. We believe that we have adequate defenses against, or sufficient provisions for, the contested issues, but final resolution of the contested issues could take several years while legal remedies are pursued. Consequently, we do not expect the ultimate resolution of issues in tax years 1999 - 2003 to have a material impact on our net income. Similarly, we believe there are adequate defenses against, or sufficient provisions for, any challenges that might arise in tax years subsequent to 2003.
     In August 2007, the IRS issued Revenue Ruling 2007-54, which provides guidance on the methodology that life insurance companies use to calculate the dividends received deduction relating to variable life insurance and variable annuity contracts. The deduction for dividends received reduces the amount of dividend income subject to tax and is a significant component of the difference between our periodic effective income tax rate and the U.S. corporate income tax rate of 35%. In September 2007, the IRS issued Revenue Ruling 2007-61, which suspended Revenue Ruling 2007-54, and indicated it would issue regulations to address the issues. No regulations have been proposed and we cannot predict whether any such regulations would affect our deduction for dividends received with respect to variable contracts.

43

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
13. Income Taxes — (continued)
     Net cash paid for income taxes was $246.4 million in 2007. Net cash paid for income taxes was $177.3 million in 2006, which included a $155.1 million audit refund pertaining to prior tax years; and $676.9 million in 2005, primarily due to the notices of deficiency noted above.
14. Employee and Agent Benefits
     We have post-retirement benefit plans covering substantially all of our employees and certain agents, including employees of other companies affiliated with our ultimate parent, PFG (“affiliated companies”). Actuarial information regarding the status of the post-retirement benefit plans is calculated for the total plan only. The affiliated company portion of the actuarial present value of the accumulated or projected benefit obligations, or net assets available for benefits, is not separately determined. However, we are reimbursed for employee benefits related to the affiliated companies. The reimbursement is not reflected in our employee and agent benefits disclosures.
     We have defined benefit pension plans covering substantially all of our employees and certain agents. Some of these plans provide supplemental pension benefits to employees with salaries and/or pension benefits in excess of the qualified plan limits imposed by federal tax law. The employees and agents are generally first eligible for the pension plans when they reach age 21. For plan participants employed prior to January 1, 2002, the pension benefits are based on the greater of a final average pay benefit or a cash balance benefit. The final average pay benefit is based on the years of service and generally the employee’s or agent’s average annual compensation during the last five years of employment. Partial benefit accrual of final average pay benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The cash balance portion of the plan started on January 1, 2002. An employee’s account is credited with an amount based on the employee’s salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance plan applies. Our policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to us. Our funding policy for the qualified defined benefit plan is to contribute an amount annually at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (“ERISA”) and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. Our funding policy for the non-qualified benefit plan is to fund the plan in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the U.S. GAAP funded status is positive, no deposit is made. While we designate assets to cover the computed liability of the non-qualified plan, the assets are not included as part of the asset balances presented in this footnote as they do not qualify as plan assets in accordance with U.S. GAAP.
     We also provide certain health care, life insurance and long-term care benefits for retired employees. Subsidized retiree health benefits are provided for employees hired prior to January 1, 2002. Employees hired after December 31, 2001, have access to retiree health benefits but are intended to pay for the full cost of the coverage. The health care plans are contributory with participants’ contributions adjusted annually; the contributions are based on the number of years of service and age at retirement for those hired prior to January 1, 2002. As part of the substantive plan, the retiree health contributions are assumed to be adjusted in the future as claim levels change. The life insurance plans are contributory for a small group of previously grandfathered participants that have elected supplemental coverage and dependent coverage.
     Covered employees are first eligible for the medical and life postretirement benefits when they reach age 57 and have completed ten years of service with us. Retiree long-term care benefits are provided for employees whose retirement was effective prior to July 1, 2000. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee’s date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. Our policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to us using a methodology similar to the calculation of the net periodic benefit cost under U.S. GAAP, but using long-term assumptions. However, if the U.S. GAAP funded status is positive, no deposit is made.
     For 2007, we used a measurement date of October 1 for the pension and other postretirement benefit plans. For 2008, we will use a December 31 measurement date as required by SFAS 158.

44

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Obligations and Funded Status
     The plans’ combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, was as follows:

			Other postretirement
	Pension benefits		benefits
	December 31,		December 31,
	2007	2006	2007	2006
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(1,480.6)	$(1,441.7)	$(257.9)	$(287.3)
Service cost	(47.1)	(47.0)	(8.0)	(9.5)
Interest cost	(89.5)	(81.6)	(15.5)	(16.2)
Actuarial gain (loss)	(33.3)	43.0	1.2	47.1
Participant contributions	—	—	(4.5)	(4.1)
Benefits paid	51.0	47.3	13.6	13.0
Plan amendments	(4.3)	(0.6)	—	—
Other	—	—	(0.8)	(0.9)

Benefit obligation at end of year	$(1,603.8)	$(1,480.6)	$(271.9)	$(257.9)

Change in plan assets
Fair value of plan assets at beginning of year	$1,410.1	$1,297.8	$466.7	$448.9
Actual return on plan assets	208.5	129.8	59.7	26.2
Employer contribution	30.0	29.8	0.7	0.5
Participant contributions	—	—	4.5	4.1
Benefits paid	(51.0)	(47.3)	(13.6)	(13.0)

Fair value of plan assets at end of year	$1,597.6	$1,410.1	$518.0	$466.7

Amount recognized in statement of financial position
Other assets	$304.4	$205.1	$246.2	$208.9
Other liabilities	(310.6)	(275.6)	(0.1)	(0.1)

Total	$(6.2)	$(70.5)	$246.1	$208.8

Amount recognized in accumulated other comprehensive income
Total net actuarial (gain) loss	$42.5	$113.5	$(84.8)	$(59.5)
Prior service benefit	(49.1)	(61.7)	(12.0)	(14.6)

Pre-tax accumulated other comprehensive income (gain) loss	$(6.6)	$51.8	$(96.8)	$(74.1)

     The accumulated benefit obligation for all defined benefit pension plans was $1,363.1 million and $1,274.3 million at December 31, 2007 and 2006, respectively.

45

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
     Employer contributions to the pension plans include contributions made directly to the qualified pension plan assets and contributions from corporate assets to pay nonqualified pension benefits. Benefits paid from the pension plans include both qualified and nonqualified plan benefits. Nonqualified pension plan assets are not included as part of the asset balances presented in this footnote. The nonqualified pension plan assets are held in a Rabbi trust for the benefit of all nonqualified plan participants. The assets held in a Rabbi trust are available to satisfy the claims of general creditors only in the event of bankruptcy. Therefore, these assets are fully consolidated in our consolidated statements of financial position and are not reflected in our funded status as they do not qualify as plan assets. The market value of assets held in these trusts was $237.2 million and $216.0 million as of December 31, 2007 and 2006, respectively.
Pension Plan Changes and Plan Gains/Losses
     As of January 1, 2006, changes were made to our retirement program, including the Principal Select Saving Plan (“401(k)”), the Principal Pension Plan (“Pension Plan”) and to the corresponding nonqualified plans. The qualified and nonqualified pension plan changes include a reduction to the traditional and cash balance formulas, a change in the early retirement factors and the removal of the cost of living adjustments for traditional benefits earned after January 1, 2006. The qualified and nonqualified 401(k) plan’s company match increased from 50% of a contribution rate up to a maximum of 3% of the participant’s compensation to 75% of a contribution rate up to a maximum of 6% of the participant’s compensation. Employees who were at least 47 years old, with a minimum of 10 years of service as of December 31, 2005, were given the choice to remain under the current pension and 401(k) arrangement or move to the new plan design. The vast majority of this group chose to remain under the current pension and 401(k) arrangement. The Pension Plan changes were recognized as a prior service credit and resulted in a reduction of liabilities of $73.9 million at December 31, 2005.
     On January 1, 2008, the vesting schedule for the Principal Pension Plan changed to a three-year cliff schedule as required by the Pension Protection Act of 2006. This change was recognized as a prior service cost and resulted in an increase in liabilities of $4.3 million at December 31, 2007.
     For the year ended December 31, 2007, the pension plans had an actuarial loss of $33.3 million, primarily due to salary increases greater than assumed, which was partially offset by the increase in the discount rate. For the year ended December 31, 2006, the pension plans had an actuarial gain of $43.0 million, primarily due to the increase in the discount rate, which was partially offset by greater than expected salary increases.
Other Post Retirement Plan Changes and Plan Gains/Losses
     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Medicare Modernization Act”) was signed into law. The Medicare Modernization Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) as well as a federal subsidy to sponsors of retiree medical benefit plans. During 2007 and 2006, the Medicare subsidies we received and accrued for were $0.8 million and $0.9 million, respectively, and included in service cost.
     An actuarial gain of $1.2 million occurred during 2007 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs, as well as an increase in the discount rate. The gain was partially offset by an increase of the trend assumption. An actuarial gain of $47.1 million occurred during 2006 for the other postretirement benefit plans. This was due to a less than assumed increase in health care claim costs and trend assumption, as well as an increase in the discount rate. Retiree contributions also increased more than health care claim costs.
Information for pension plans with an accumulated benefit obligation in excess of plan assets:
     The obligations below relate only to the nonqualified pension plan liabilities. As noted previously, the nonqualified plans have assets that are deposited in trusts that fail to meet the U.S. GAAP requirements to be included in plan assets; however, these assets are included in our consolidated statements of financial position.

	December 31,
	2007	2006
	(in millions)
Projected benefit obligation	$310.6	$275.6
Accumulated benefit obligation	239.1	216.4

46

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
     Information for other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets:

	December 31,
	2007	2006
	(in millions)
Accumulated postretirement benefit obligation	$2.0	$2.1
Fair value of plan assets	1.9	2.0
Components of net periodic benefit cost:

	Pension benefits			Other postretirement benefits
	For the year ended December 31,
	2007	2006	2005	2007	2006	2005
	(in millions)
Service cost	$47.1	$47.0	$49.7	$8.0	$9.5	$10.0
Interest cost	89.5	81.6	77.4	15.5	16.2	16.9
Expected return on plan assets	(114.2)	(105.4)	(96.2)	(33.7)	(32.4)	(29.4)
Amortization of prior service cost (benefit)	(8.3)	(9.0)	1.3	(2.6)	(2.6)	(2.6)
Recognized net actuarial (gain) loss	10.0	20.4	16.4	(1.9)	0.2	0.5

Net periodic benefit cost (income)	$24.1	$34.6	$48.6	$(14.7)	$(9.1)	$(4.6)

     The pension plans’ actuarial gains and losses are amortized using a straight-line amortization method over the average remaining service period of plan participants. For the qualified pension plan, gains and losses are amortized without use of the 10% allowable corridor; for the nonqualified pension plans and other postretirement benefit plans, the corridors allowed are used.

			Other
			postretirement
	Pension benefits		benefits
	For the year ended December 31,
	2007	2006	2007	2006
		(in millions)
Other changes recognized in accumulated other comprehensive income (Post-SFAS 158)
Net actuarial (gain) loss	$(61.0)	$113.5	$(27.2)	$(59.5)
Prior service cost (benefit)	4.3	(61.7)	—	(14.6)
Amortization of net gain (loss)	(10.0)	—	1.9	—
Amortization of prior year service benefit	8.3	—	2.6	—

Total recognized in accumulated other comprehensive income	$(58.4)	$51.8	$(22.7)	$(74.1)

Total recognized in net periodic benefit cost and accumulated other comprehensive income	$(34.3)	$86.4	$(37.4)	$(83.2)

     As of and subsequent to December 31, 2006, net actuarial (gain) loss and net prior service cost benefit have been recognized in accumulated other comprehensive income due to the initial application of SFAS 158.
     The estimated net actuarial (gain) loss and prior service cost (benefit) that will be amortized from accumulated other comprehensive income into net periodic benefit cost for the pension benefits during the 2008 fiscal year are $1.1 million and $(7.7) million, respectively. The estimated net actuarial (gain) loss and prior service cost (benefit) for the postretirement benefits that will be amortized from accumulated other comprehensive income into net periodic benefit cost during the 2008 fiscal year are $(3.2) million and $(2.5) million, respectively. During 2008, additional amounts will be amortized from accumulated other comprehensive income as a direct adjustment to retained earnings due to the change in measurement date required by SFAS 158. For the pension plans, $0.3 million will be amortized from net (gain) loss and $(1.9) million from prior service cost (benefit) due to the change in the measurement date. For the postretirement plans, $(0.8) million will be amortized from net (gain) loss and $(0.6) million from prior service cost (benefit) due to the change in the measurement date.

47

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Assumptions:
Weighted-average assumptions used to determine benefit obligations as disclosed under the Obligations and Funded Status section

			Other
			postretirement
	Pension benefits		benefits
	For the year ended December 31,
	2007	2006	2007	2006
Discount rate	6.30%	6.15%	6.30%	6.15%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%
Weighted-average assumptions used to determine net periodic benefit cost

	Pension benefits			Other postretirement benefits
	For the year ended December 31,
	2007	2006	2005	2007	2006	2005
Discount rate	6.15%	5.75%	6.00%	6.15%	5.75%	6.00%
Expected long-term return on plan assets	8.25%	8.25%	8.50%	7.30%	7.30%	7.30%
Rate of compensation increase	5.00%	5.00%	5.00%	5.00%	5.00%	5.00%
     For other postretirement benefits, the 7.30% rate for 2007 is based on the weighted average expected long-term asset returns for the medical, life and long-term care plans. The expected long-term rates for the medical, life and long-term care plans are 7.25%, 7.75% and 5.85%, respectively.
     The expected return on plan assets is the long-term rate we expect to be earned based on the plans’ investment strategy. Historical and expected future returns of multiple asset classes were analyzed to develop a risk free rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk free real rate of return and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plans. Based on a review in 2005, the long term expected return on plan assets was lowered for the 2006 pension expense calculation.
Assumed health care cost trend rates

	December 31,
	2007	2006
Health care cost trend rate assumed for next year under age 65	12.0%	12.0%
Health care cost trend rate assumed for next year age 65 and over	11.0%	11.0%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	5.0%	5.0%
Year that the rate reaches the ultimate trend rate	2019	2018
     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-percentage-	1-percentage-
	point increase	point decrease
	(in millions)
Effect on total of service cost and interest cost components	$5.1	$(3.7)
Effect on accumulated postretirement benefit obligation	(33.0)	26.6

48

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Pension Plan Assets
     The qualified pension plan’s weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

	October 1,
Asset category	2007	2006
Domestic equity securities	53%	54%
International equity securities	18	14
Domestic debt securities	21	23
Real estate	8	9

Total	100%	100%

     Our investment strategy is to achieve the following:
•	Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

•	Ensure sufficient liquidity to meet the emerging benefit liabilities for the plan.

•	Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the pension plan consistent with market and economic risk.
     In administering the qualified pension plan’s asset allocation strategy, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.
     The overall target asset allocation for the qualified plan assets is:

Asset category	Target allocation
Domestic equity securities	40% - 60%
International equity securities	5% - 20%
Domestic debt securities	20% - 30%
International debt securities	0% - 7%
Real estate	3% - 10%
Other	0% - 7%
Other Postretirement Benefit Plan Assets
     The other postretirement benefit plans’ weighted-average asset allocations by asset category as of the two most recent measurement dates are as follows:

	October 1,
Asset category	2007	2006
Equity securities	63%	58%
Debt securities	37	42

Total	100%	100%

     The weighted average target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
Equity securities	50 - 70%
Debt securities	30 - 50%
     The investment strategies and policies for the other postretirement benefit plans are similar to those employed by the qualified pension plan.

49

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
Contributions
     We do not expect to contribute to our other postretirement benefit plans in 2008. Our funding policy for the qualified pension plan is to fund the plan annually in an amount at least equal to the minimum annual contribution required under ERISA and, generally, not greater than the maximum amount that can be deducted for federal income tax purposes. We do not anticipate that we will be required to fund a minimum annual contribution under ERISA for the qualified pension plan. At this time, it is too early to estimate the amount that may be contributed, but it is possible that we may fund the plans in 2008 in the range of $20-$50 million. This includes funding for both our qualified and nonqualified pension plans.
Estimated Future Benefit Payments
     The estimated future benefit payments, which reflect expected future service, and the expected amount of tax-free subsidy receipts under Medicare Part D are:

		Other postretirement benefits
		(gross benefit payments,
		including prescription drug	Amount of Medicare Part D
	Pension benefits	benefits)	subsidy receipts
		(in millions)
Year ending December 31:
2008	$61.7	$19.9	$1.3
2009	65.4	21.9	1.4
2010	70.1	24.1	1.6
2011	74.6	26.5	1.8
2012	80.6	29.2	2.0
2013-2017	506.4	191.9	14.6
     The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants’ share of the cost, which is funded by their contributions to the plan.
     The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2007.

50

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
14. Employee and Agent Benefits — (continued)
     The information that follows shows supplemental information for our defined benefit pension plans. Certain key summary data is shown separately for qualified and non-qualified plans.

	For the year ended December 31,
	2007			2006
	Qualified	Nonqualified		Qualified	Nonqualified
	plan	plans	Total	plan	plans	Total
	(in millions)
Amount recognized in statement of financial position
Other assets	$304.4	$—	$304.4	$205.1	$—	$205.1
Other liabilities	—	(310.6)	(310.6)	—	(275.6)	(275.6)

Total	$304.4	$(310.6)	$(6.2)	$205.1	$(275.6)	$(70.5)

Amount recognized in accumulated other comprehensive income
Total net actuarial (gain) loss	$(59.7)	$102.2	$42.5	$24.2	$89.3	$113.5
Prior service cost benefit	(35.3)	(13.8)	(49.1)	(45.1)	(16.6)	(61.7)

Total accumulated other comprehensive income (loss) (not adjusted for applicable tax)	$(95.0)	$88.4	$(6.6)	$(20.9)	$72.7	$51.8

Components of net periodic benefit cost
Service cost	$39.2	$7.9	$47.1	$39.3	$7.7	$47.0
Interest cost	72.9	16.6	89.5	67.2	14.4	81.6
Expected return on plan assets	(114.2)	—	(114.2)	(105.4)	—	(105.4)
Amortization of prior service cost benefit	(5.9)	(2.4)	(8.3)	(5.9)	(3.1)	(9.0)
Recognized net actuarial gain	2.8	7.2	10.0	12.9	7.5	20.4

Net periodic benefit cost (benefit)	$(5.2)	$29.3	$24.1	$8.1	$26.5	$34.6

Other changes recognized in accumulated other comprehensive income
Net actuarial (gain) loss	$(81.1)	$20.1	$(61.0)	$24.2	$89.3	$113.5
Prior service cost (benefit)	4.0	0.3	4.3	(45.1)	(16.6)	(61.7)
Amortization of net loss	(2.8)	(7.2)	(10.0)	—	—	—
Amortization of prior service cost benefit	5.9	2.4	8.3	—	—	—

Total recognized in accumulated other comprehensive income	$(74.0)	$15.6	$(58.4)	$(20.9)	$72.7	$51.8

Total recognized in net periodic benefit cost and accumulated other comprehensive income	$(79.2)	$44.9	$(34.3)	$(12.8)	$99.2	$86.4

     In addition, we have defined contribution plans that are generally available to all employees and agents. Eligible participants could not contribute more than $15,500 of their compensation to the plans in 2007. Effective January 1, 2006, we made several changes to the retirement programs. In general, the pension and supplemental executive retirement plan benefit formulas were reduced and the 401(k) matching contribution was increased. Employees who were age 47 or older with at least ten years of service on December 31, 2005, could elect to retain the prior benefit provisions and forgo receipt of the additional matching contributions. The employees who elected to retain the prior benefit provisions are referred to as “Grandfathered Choice Participants”. In 2006, we matched the Grandfathered Choice Participant’s contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant’s compensation. For all other participants, we matched the participant’s contributions at a 75% contribution rate up to a maximum of 6% of the participant’s compensation. The defined contribution plans allow employees to choose among various investment options, including our common stock. We contributed $40.0 million, $36.4 million and $19.0 million in 2007, 2006 and 2005, respectively, to our qualified defined contribution plans.
     We also have a nonqualified defined contribution plan available to select employees and agents which allows them to contribute amounts in excess of limits imposed by federal tax law. In 2007 and 2006, we matched the Grandfathered Choice Participant’s Contribution at a 50% contribution rate up to a maximum contribution of 3% of the participant’s compensation. For all other participants, we matched the participant’s contributions at a 75% contribution rate up to a maximum contribution of 6% of the participant’s compensation. We contributed $7.5 million, $8.0 million and $4.8 million in 2007, 2006 and 2005, respectively, to our nonqualified defined contribution plans.

51

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
15. Contingencies, Guarantees and Indemnifications
Litigation and Regulatory Contingencies
     We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, life, health and disability insurance. Some of the lawsuits are class actions, or purport to be, and some include claims for punitive damages. In addition, regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority (formerly known as the National Association of Securities Dealers, Inc.), the Department of Labor and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, ERISA and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to other industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.
     Several lawsuits have been filed against other insurance companies and insurance brokers alleging improper conduct relating to the payment and non-disclosure of contingent compensation and bid-rigging activity. Several of these suits were filed as purported class actions. Several state attorneys general and insurance regulators have initiated industry-wide inquiries or other actions relating to compensation arrangements between insurance brokers and insurance companies and other industry issues. Beginning in March of 2005, we received subpoenas and interrogatories from the offices of the Attorneys General of New York and Connecticut seeking information related to compensation agreements with brokers and agents and the sale of retirement products and services. In November 2007, we reached a settlement with the Attorney General of the State of Connecticut regarding a limited number of expense reimbursement arrangements made with a few brokers who sold single premium group annuity policies. The policies primarily funded terminating defined benefit plans. The settlement called for us to establish a fund in the amount of $4.4 million to be paid to plan sponsors who purchased single premium group annuity policies from brokers who received payments from us from 1998 through January 2006. We also agreed to pay a penalty of $0.6 million to the State of Connecticut. We expect no further action to be taken by the Attorneys General of Connecticut and New York relating to these issues.
     On November 8, 2006, a trustee of Fairmount Park Inc. Retirement Savings Plan filed a putative class action lawsuit in the United States District Court for the Southern District of Illinois against us. Our Motion to Transfer Venue was granted and the case is now pending in the Southern District of Iowa. The complaint alleges, among other things, that we breached our alleged fiduciary duties while performing services to 401(k) plans by failing to disclose, or adequately disclose, to employers or plan participants the fact that we receive “revenue sharing fees from mutual funds that are included in its pre-packaged 401(k) plans” and allegedly failed to use the revenue to defray the expenses of the services provided to the plans. Plaintiff further alleges that these acts constitute prohibited transactions under ERISA. Plaintiff seeks to certify a class of all retirement plans to which we were a service provider and for which we received and retained “revenue sharing” fees from mutual funds. Plaintiff seeks declaratory, injunctive and monetary relief. We are aggressively defending the lawsuit.
     On August 28, 2007, two plaintiffs filed two putative class action lawsuits in the United States District Court for the Southern District of Iowa against PFG and Princor Financial Services Corporation (the “Principal Defendants”). One of the lawsuits alleges that the Principal Defendants breached alleged fiduciary duties to participants in employer-sponsored 401(k) plans who were retiring or leaving their respective plans, including providing misleading information and failing to act solely in the interests of the participants, resulting in alleged violations of ERISA. The Plaintiffs dismissed the second suit which was based upon the same facts and alleged violations of the Securities Exchange Act of 1934 and the Securities Act of 1933. The Principal Defendants have filed a Motion to Dismiss the remaining lawsuit.
     While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe that any pending litigation or regulatory matter will have a material adverse effect on our business or financial position. The outcome of such matters is always uncertain and unforeseen results can occur. It is possible that such outcomes could materially affect net income in a particular quarter or annual period.

52

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
15. Contingencies, Guarantees and Indemnifications — (continued)
Guarantees and Indemnifications
     In the normal course of business, we have provided guarantees to third parties primarily related to a former subsidiary, joint ventures and industrial revenue bonds. These agreements generally expire through 2019. The maximum exposure under these agreements as of December 31, 2007, was approximately $187.0 million; however, we believe the likelihood is remote that material payments will be required and therefore any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event that performance is required under the guarantees or other recourse generally available to us, therefore, such guarantees would not result in a material adverse effect on our business or financial position. It is possible that such outcomes could materially affect net income in a particular quarter or annual period. The fair value of such guarantees is not material.
     We are also subject to various other indemnification obligations issued in conjunction with certain transactions, primarily the sale of Principal Residential Mortgage, Inc. and other divestitures, acquisitions and financing transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on our business or financial position. It is possible that such outcomes could materially affect net income in a particular quarter or annual period. The fair value of such indemnifications was determined to be insignificant.
Operating Leases
     As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. Rental expense for the years ended December 31, 2007, 2006 and 2005, respectively, was $50.7 million, $52.8 million and $57.0 million.
     At December 31, 2007, the future minimum lease payments are $180.3 million. The following represents payments due by period for operating lease obligations as of December 31, 2007 (in millions):

Year ending December 31:
2008	$46.8
2009	40.4
2010	32.8
2011	22.8
2012	12.7
2013 and thereafter	30.7

186.2
Less: Future sublease rental income on noncancelable leases	5.9

Total future minimum lease payments	$180.3

53

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
15. Contingencies, Guarantees and Indemnifications — (continued)
Capital Leases
     As a lessee, we lease an aircraft under a capital lease. As of December 31, 2007 and 2006, respectively, the aircraft had a gross asset balance of $14.4 million and accumulated depreciation of $1.7 million and $1.1 million. Depreciation expense for each of the years ended December 31, 2007, 2006 and 2005 was $0.6 million.
     Beginning in 2007, we also lease hardware storage equipment under capital leases. As of December 31, 2007, these leases had a gross asset balance of $15.2 million and accumulation depreciation of $5.0 million. Depreciation expense for the year ended December 31, 2007, was $5.0 million.
     The following represents future minimum lease payments due by period for capital lease obligations as of December 31, 2007 (in millions).

Year ending December 31:
2008	$5.4
2009	3.8
2010	1.7
2011	0.4
2012	—
2013 and thereafter	—

Total	11.3
Less: Amounts representing interest	0.7

Net present value of minimum lease payments	$10.6

Securities Lending
     We participate in a securities lending program whereby certain fixed maturity securities from the investment portfolio are loaned to other institutions for a short period of time. We maintain ownership of the loaned securities. Both we and the borrower can request or return the loaned securities at any time. We require initial cash collateral equal to 102 percent of the market value of the loaned securities. The collateral is invested by the lending agent in accordance with our guidelines. Net returns on the investments, after payment of a rebate to the borrower, are shared between the agent and us. The transaction is accounted for as a secured borrowing and the collateral is recorded as an asset on our statement of financial position, with a corresponding liability reflecting our obligation to return the collateral upon the return of the loaned securities.
     As of December 31, 2007 and 2006, we had received $622.7 million and $672.1 million, respectively, of cash collateral on securities lending. The cash collateral is included in other assets with a corresponding liability recorded in other liabilities. As of December 31, 2007 and 2006, we had loaned securities with a fair value of $608.9 million and $655.3 million, respectively.
Securities Posted as Collateral
     We posted $807.7 million in securities under collateral agreements at December 31, 2007, to satisfy collateral requirements primarily associated with our derivatives credit support agreements and a reinsurance arrangement.
Letters of Credit
     We have entered into an agreement with a third party who issues standby letters of credit on behalf of a wholly-owned captive reinsurance subsidiary. The letters of credit are used to support a portion of the statutory reserves assumed by our captive reinsurance company. The letters of credit also allow us to take credit for ceded reserves on our statutory balance sheet. As of December 31, 2007, there was a total of $365.0 million in outstanding letters of credit.

54

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
16. Stockholder’s Equity
Accumulated Other Comprehensive Income
     Comprehensive income includes all changes in stockholder’s equity during a period except those resulting from investments by stockholders and distributions to stockholders.
     The components of accumulated other comprehensive income were as follows:

	Net unrealized	Net unrealized gains	Foreign		Accumulated
	gains on	(losses) on	currency	Minimum	other
	available-for-sale	derivative	translation	pension	comprehensive
	securities	instruments	adjustment	liability	income
	(in millions)
Balances at January 1, 2005	$1,316.7	$(0.8)	$(7.8)	$(5.3)	$1,302.8
Net change in unrealized gains on fixed maturities, available-for-sale	(902.3)	—	—	—	(902.3)
Net change in unrealized gains on equity securities, available-for-sale	5.8	—	—	—	5.8
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	5.3	—	—	—	5.3
Adjustments for assumed changes in amortization pattern	94.7	—	—	—	94.7
Net change in unrealized losses on derivative instruments	—	41.7	—	—	41.7
Net change in unrealized gains on policyholder dividend obligation	84.7	—	—	—	84.7
Change in net foreign currency translation adjustment	—	—	0.7	—	0.7
Change in minimum pension liability adjustment	—	—	—	(9.5)	(9.5)
Net change in provision for deferred income tax benefit (expense)	244.2	(16.5)	—	3.3	231.0

Balances at December 31, 2005	$849.1	$24.4	$(7.1)	$(11.5)	$854.9

55

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
16. Stockholder’s Equity — (continued)

	Net unrealized		Foreign	Unrecognized		Accumulated
	gains on	Net unrealized	currency	post retirement	Minimum	other
	available for sale	gains on derivative	translation	benefit	pension	comprehensive
	securities	instruments	adjustment	obligations	liability	income
	(in millions)
Balances at January 1, 2006	$849.1	$24.4	$(7.1)	$—	$(11.5)	$854.9
Net change in unrealized gains on fixed maturities, available-for-sale	(454.2)	—	—	—	—	(454.2)
Net change in unrealized gains on equity securities, available-for-sale	(12.0)	—	—	—	—	(12.0)
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	6.7	—	—	—	—	6.7
Adjustments for assumed changes in amortization pattern	8.1	—	—	—	—	8.1
Net change in unrealized gains on derivative instruments	—	0.3	—	—	—	0.3
Net change in unrealized gains on policyholder dividend obligation	33.7	—	—	—	—	33.7
Change in net foreign currency translation adjustment	—	—	1.6	—	—	1.6
Change in minimum pension liability	—	—	—	—	4.2	4.2
Transition adjustment related to post-retirement benefit obligations	—	—	—	22.3	13.4	35.7
Net change in provision for deferred income tax benefit (expense)	147.6	(0.1)	—	(7.8)	(6.1)	133.6

Balances at December 31, 2006	$579.0	$24.6	$(5.5)	$14.5	$—	$612.6

56

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
16. Stockholder’s Equity — (continued)

	Net unrealized	Net unrealized	Foreign	Unrecognized	Accumulated
	gains on	gains on	currency	post-retirement	other
	available-for-sale	derivative	translation	benefit	comprehensive
	securities	instruments	adjustment	obligations	income
	(in millions)
Balances at January 1, 2007	$579.0	$24.6	$(5.5)	$14.5	$612.6
Net change in unrealized gains on fixed maturities, available-for-sale	(983.5)	—	—	—	(983.5)
Net change in unrealized gains on equity securities, available-for-sale	(12.1)	—	—	—	(12.1)
Net change in unrealized gains on equity method subsidiaries and minority interest adjustments	22.0	—	—	—	22.0
Adjustments for assumed changes in amortization pattern	130.3	—	—	—	130.3
Net change in unrealized gains on derivative instruments	—	(7.6)	—	—	(7.6)
Change in net foreign currency translation adjustment	—	—	1.7	—	1.7
Change in unrecognized post-retirement benefit obligations	—	—	—	81.1	81.1
Net change in provision for deferred income tax benefit (expense)	295.5	4.6	1.3	(28.4)	273.0

Balances at December 31, 2007	$31.2	$21.6	$(2.5)	$67.2	$117.5

     The following table sets forth the adjustments necessary to avoid duplication of items that are included as part of net income for a year that had been part of other comprehensive income in prior years:

	For the year ended
	December 31,
	2007	2006	2005
	(in millions)
Unrealized losses on available-for-sale securities arising during the year	$(550.8)	$(269.9)	$(442.4)
Adjustment for realized losses on available-for-sale securities included in net income	80.9	25.1	15.0

Unrealized losses on available-for-sale securities, as reported	$(469.9)	$(244.8)	$(427.4)

     The above table is presented net of income tax, derivatives in cash flow hedge relationships, PDO and related changes in the amortization patterns of DPAC, sales inducements and unearned revenue reserves.
Dividend Limitations
     Under Iowa law, we may pay stockholder dividends only from the earned surplus arising from our business and must receive the prior approval of the Commissioner to pay a stockholder dividend if such a stockholder dividend would exceed certain statutory limitations. The current statutory limitation is the greater of 10% of our policyholder surplus as of the preceding year-end or the net gain from operations from the previous calendar year. Based on this limitation and 2007 statutory results, we could pay approximately $686.5 million in stockholder dividends in 2008 without exceeding the statutory limitation.

57

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
17. Fair Value of Financial Instruments
     The following discussion describes the methods and assumptions we utilize in estimating our fair value disclosures for financial instruments. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.
     We define fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In some cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
     Fair values of public debt and equity securities have been determined by us from public quotations, when available. Private placement securities and other corporate security fixed maturities where we do not receive a public quotation are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security. Private equity securities may also utilize internal valuation methodologies appropriate for the specific asset. Fair values might also be determined using broker quotes.
     Fair values of commercial and residential mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan.
     Fair values of policy loans are estimated by discounting expected cash flows using a risk-free rate based on the U.S. Treasury curve.
     Fair values of derivative instruments are determined using either pricing valuation models that utilize market data inputs or broker quotes. The valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities.
     The fair value of seed money investments classified as other investments is determined using the net asset value of the fund. The fair values for other assets classified as other investments, excluding derivative assets, seed money investments and equity investments in subsidiaries, and cash and cash equivalents in the accompanying consolidated statements of financial position approximate their carrying amounts.
     The fair value of our securities lending collateral and securities lending payable approximate their carrying value.
     Separate account assets include public equity, public and private debt securities, commercial mortgage loans and derivative instruments for which fair values are determined as previously described. Separate account assets also include real estate for which the fair value is estimated using valuation models.
     The fair values of our reserves and liabilities for investment-type insurance contracts are estimated using discounted cash flow analyses based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued. Investment-type insurance contracts include insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyholder liabilities appearing in the consolidated statements of financial position. Insurance contracts include insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk. The fair values for our insurance contracts, other than investment-type contracts, are not required to be disclosed. We do consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.
     Fair values for debt issues are estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements.

58

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
17. Fair Value of Financial Instruments — (continued)
     The carrying amounts and estimated fair values of our financial instruments were as follows:

	December 31,
	2007		2006
	Carrying amount	Fair value	Carrying amount	Fair value
	(in millions)
Assets (liabilities)
Fixed maturities, available-for-sale	$44,236.7	$44,236.7	$42,168.8	$42,168.8
Fixed maturities, trading	302.1	302.1	197.9	197.9
Equity securities, available-for-sale	309.7	309.7	645.3	645.3
Equity securities, trading	223.9	223.9	148.2	148.2
Net derivative assets and liabilities (1)	478.7	478.7	427.6	427.6
Mortgage loans	12,101.0	12,809.3	11,141.9	11,644.7
Policy loans	853.7	940.3	850.7	930.7
Other investments	163.0	163.0	141.0	141.0
Cash and cash equivalents	1,447.3	1,447.3	1,898.7	1,898.7
Securities lending collateral	622.7	622.7	672.1	672.1
Separate account assets	75,743.3	75,743.3	69,451.7	69,451.7
Investment-type insurance contracts	(37,388.7)	(36,627.9)	(34,255.1)	(33,652.9)
Short-term debt	(344.5)	(344.5)	(412.2)	(412.2)
Long-term debt	(186.9)	(201.4)	(256.1)	(214.1)
Securities lending payable	(622.7)	(622.7)	(672.1)	(672.1)

(1)	The fair value of our derivative instruments classified as assets as of December 31, 2007 and 2006, was $1,067.3 million and $695.5 million, respectively, and was reported with other investments on the consolidated statements of financial position. The fair value of our derivative instruments classified as liabilities as of December 31, 2007 and 2006, was $588.6 million and $267.9 million, respectively, and was reported with other liabilities on the consolidated statements of financial position.
18. Statutory Insurance Financial Information
     We prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa (the “State of Iowa”). The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices.
     Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, we meet the minimum RBC requirements.
     Statutory net income and statutory surplus were as follows:

	As of or for the year ended December 31,
	2007	2006	2005
	(in millions)
Statutory net income	$540.2	$684.9	$666.2
Statutory surplus	3,695.0	3,596.1	3,657.8

59

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information
     We provide financial products and services through the following segments: U.S. Asset Accumulation, Global Asset Management and Life and Health Insurance. In addition, there is a Corporate and Other segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.
     Prior to 2007, amounts now reported in the U.S. Asset Accumulation segment and the Global Asset Management segment were reported together in the U.S. Asset Management and Accumulation segment. This change was made due to continued growth in our Global Asset Management business and has no impact on our consolidated financial statements for any period presented. Our segment results for 2006 and 2005 have been restated to conform to the current segment presentation.
     The U.S. Asset Accumulation segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals.
     The Global Asset Management segment provides asset management services to our asset accumulation business, our life and health insurance operations, the Corporate and Other segment and third-party clients.
     The Life and Health insurance segment provides individual life insurance, group health insurance and specialty benefits, which consists of group dental and vision insurance, individual and group disability insurance and group life insurance, throughout the United States.
     The Corporate and Other segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate and Other segment primarily reflect our financing activities (including interest expense), income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other after-tax adjustments not allocated to the segments based on the nature of such items.
     Management uses segment operating earnings for goal setting, determining employee compensation and evaluating performance on a basis comparable to that used by securities analysts. We determine segment operating earnings by adjusting U.S. GAAP net income for net realized/unrealized capital gains and losses, as adjusted, and other after-tax adjustments which management believes are not indicative of overall operating trends. Net realized/unrealized capital gains and losses, as adjusted, are net of income taxes, related changes in the amortization pattern of DPAC and sales inducements, recognition of front-end fee revenues for sales charges on pension products and services, net realized capital gains and losses distributed, minority interest capital gains and losses and certain market value adjustments to fee revenues. Net realized/unrealized capital gains (losses), as adjusted, exclude periodic settlements and accruals on non-hedge derivative instruments. Segment operating revenues exclude net realized/unrealized capital gains (except periodic settlements and accruals on non-hedge derivatives) and their impact on recognition of front-end fee revenues and certain market value adjustments to fee revenues and include operating revenues from real estate properties that qualify for discontinued operations. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of segment operating earnings enhances the understanding of our results of operations by highlighting earnings attributable to the normal, ongoing operations of the business.
     The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of income tax allocation. The Corporate and Other segment functions to absorb the risk inherent in interpreting and applying tax law. The segments are allocated tax adjustments consistent with the positions we took on tax returns. The Corporate and Other segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

60

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information — (continued)
     The following tables summarize selected financial information by segment and reconcile segment totals to those reported in the consolidated financial statements:

	December 31,
	2007	2006
	(in millions)
Assets:
U.S. Asset Accumulation	$125,369.3	$115,888.8
Global Asset Management	1,226.2	1,227.5
Life and Health Insurance	14,783.8	14,336.6
Corporate and Other	2,771.5	2,999.2

Total consolidated assets	$144,150.8	$134,452.1

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Operating revenues by segment:
U.S. Asset Accumulation	$4,617.1	$3,924.9	$3,640.2
Global Asset Management	559.1	485.4	414.4
Life and Health Insurance	4,840.4	4,722.6	4,372.9
Corporate and Other	(65.2)	(82.2)	(66.5)

Total segment operating revenues	9,951.4	9,050.7	8,361.0
Add:
Net realized/unrealized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee revenues	(362.5)	29.9	(28.6)
Subtract:
Operating revenues from discontinued real estate investments	0.3	(3.1)	4.9

Total revenues per consolidated statements of operations	$9,588.6	$9,083.7	$8,327.5

Operating earnings by segment, net of related income taxes:
U.S. Asset Accumulation	$605.5	$516.7	$448.2
Global Asset Management	103.7	100.1	71.8
Life and Health Insurance	223.3	285.3	277.4
Corporate and Other	45.1	26.6	10.6

Total segment operating earnings, net of related income taxes	977.6	928.7	808.0
Net realized/unrealized capital gains (losses), as adjusted (1)	(245.4)	7.7	(26.8)
Other after-tax adjustments (2)	8.9	41.2	50.9

Net income per consolidated statements of operations	$741.1	$977.6	$832.1

61

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information — (continued)

(1)	Net realized/unrealized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Net realized/unrealized capital gains (losses):
Net realized/unrealized capital gains (losses)	$(348.4)	$30.4	$(17.5)
Periodic settlements and accruals on non-hedge derivatives (3)	(18.8)	—	—
Certain market value adjustments to fee revenues	(4.0)	(1.3)	(12.1)
Recognition of front-end fee revenues	8.7	0.8	1.0

Net realized/unrealized capital gains (losses), net of related revenue adjustments	(362.5)	29.9	(28.6)
Amortization of deferred policy acquisition and sales inducement costs related to net realized capital gains (losses)	10.4	5.4	(0.7)
Capital gains distributed	(10.9)	(11.8)	(5.7)
Minority interest capital gains	(11.4)	(7.5)	(2.4)

Net realized/unrealized capital gains (losses), including recognition of front-end fee revenues and certain market value adjustments to fee revenues, net of related amortization of deferred policy acquisition costs and sales inducement costs, capital gains distributed and minority interest capital gains	(374.4)	16.0	(37.4)
Income tax effect	129.0	(8.3)	10.6

Net realized/unrealized capital gains (losses), as adjusted	$(245.4)	$7.7	$(26.8)

(2)	In 2007, other after-tax adjustments of $8.9 million included (1) the positive effect of gain on sales of real estate properties that qualify for discontinued operations treatment ($20.0 million) and (2) the negative effect of tax refinements related to prior years ($11.1 million).

In 2006, other after-tax adjustments of $41.2 million included (1) the positive effect of: (a) gain on sales of real estate properties that qualify for discontinued operations treatment ($30.9 million) and (b) a favorable court ruling on a contested IRS issue for 1991 and later years ($18.8 million) and (2) the negative effect from a contribution to the Principal Financial Group, Inc. Foundation ($8.5 million).

In 2005, other after-tax adjustments of $50.9 million included (1) the positive effect of: (a) a decrease in income tax reserves established for IRS tax matters ($33.8 million) and (b) gains on sales of real estate properties that qualify for discontinued operations treatment ($22.3 million) and (2) the negative effect from a change in the estimated gain on disposal of Principal Residential Mortgage, Inc. ($5.2 million).

(3)	The amounts in periods prior to 2007 were not material.

62

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
19. Segment Information — (continued)
     The following is a summary of income tax expense (benefit) allocated to our segments for purposes of determining operating earnings. Segment income taxes are reconciled to income taxes reported on our consolidated statements of operations.

	For the year ended
	December 31,
	2007	2006	2005
	(in millions)
Income tax expense by segment:
U.S. Asset Accumulation	$137.7	$115.2	$112.9
Global Asset Management	55.9	54.3	38.7
Life and Health Insurance	107.6	144.1	139.9
Corporate and Other	20.3	10.9	10.4

Total segment income taxes from operating earnings	321.5	324.5	301.9
Add:
Tax expense (benefits) related to net realized/unrealized capital gains (losses), as adjusted	(129.0)	8.3	(10.6)
Tax expense (benefits) related to other after-tax adjustments	8.8	(13.9)	(3.5)
Subtract:
Income tax expense (benefit) from discontinued real estate	0.1	(1.1)	1.8

Total income tax expense per consolidated statements of operations	$201.2	$320.0	$286.0

     The following table summarizes operating revenues for our products and services:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
U.S. Asset Accumulation:
Full-service accumulation	$1,591.4	$1,382.7	$1,267.4
Individual annuities	799.8	582.8	471.6
Bank and trust services	66.8	53.0	38.8
Eliminations	(6.6)	(5.1)	(3.4)

Total Accumulation	2,451.4	2,013.4	1,774.4
Investment only	1,179.2	1,080.7	1,002.3
Full-service payout	986.5	830.8	863.5

Total Guaranteed	2,165.7	1,911.5	1,865.8

Total U.S. Asset Accumulation	4,617.1	3,924.9	3,640.2
Global Asset Management (1)	559.1	485.4	414.4
Life and Health Insurance:
Individual life insurance	1,370.1	1,344.7	1,361.7
Health insurance	2,001.7	2,063.8	1,879.7
Specialty benefits insurance	1,470.7	1,316.0	1,131.5
Eliminations	(2.1)	(1.9)	—

Total Life and Health Insurance	4,840.4	4,722.6	4,372.9
Corporate and Other	(65.2)	(82.2)	(66.5)

Total operating revenues	$9,951.4	$9,050.7	$8,361.0

Total operating revenues	$9,951.4	$9,050.7	$8,361.0
Net realized/unrealized capital gains (losses) (except periodic settlements and accruals on non-hedge derivatives), including recognition of front-end fee revenues and certain market value adjustments to fee revenues	(362.5)	29.9	(28.6)
Operating revenues from discontinued real estate investments	(0.3)	3.1	(4.9)

Total revenues per consolidated statements of operations	$9,588.6	$9,083.7	$8,327.5

(1)	Reflects inter-segment revenues of $171.4 million, $152.3 million and $131.3 million in 2007, 2006 and 2005, respectively. These revenues are eliminated within the Corporate and Other segment.

63

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
20. Stock-Based Compensation Plans
     The Stock-Based Compensation Plans footnote represents all share based compensation data related to us and our subsidiaries’ employees. As of December 31, 2007, our ultimate parent, PFG has the 2005 Stock Incentive Plan, the Employee Stock Purchase Plan, the Stock Incentive Plan and the Long-Term Performance Plan (“Stock-Based Compensation Plans”). As of May 17, 2005, no new grants will be made under the Stock Incentive Plan or the Long-Term Performance Plan. Under the terms of the 2005 Stock Incentive Plan, grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units, or other stock based awards. To date, PFG has not granted any incentive stock options, restricted stock, or performance units.
     For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against income for the Stock-Based Compensation Plans is as follows:

	For the year ended December 31,
	2007	2006	2005
	(in millions)
Compensation cost	$53.0	$58.0	$47.4
Related income tax benefit	17.6	19.0	15.5
Capitalized as part of an asset	4.0	3.4	1.6
Nonqualified Stock Options
     Nonqualified stock options were granted to certain employees under the 2005 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding under the 2005 Stock Incentive Plan and the Stock Incentive Plan were granted at an exercise price equal to the fair market value of PFG’s common stock on the date of grant and expire ten years after the grant date. These options have graded or cliff vesting over a three-year period, except in the case of approved retirement.
     The total intrinsic value of stock options exercised was $42.3 million, $38.4 million and $27.8 million during 2007, 2006 and 2005, respectively.
     The weighted-average remaining contractual lives for stock options exercisable is approximately 6 years as of December 31, 2007.
     The fair value of stock options is estimated using the Black-Scholes option pricing model. The following is a summary of the assumptions used in this model for the stock options granted during the period:

	For the year ended
	December 31,
Options	2007	2006	2005
Expected volatility	23.6%	16.2%	19.1%

Expected term (in years)	6	6	6

Risk-free interest rate	4.6%	4.6%	4.1%

Dividend yield	1.28%	1.32%	1.41%

Weighted average estimated fair value	$17.98	$11.41	$9.18

     We previously determined expected volatility for stock options granted based on, among other factors, historical volatility using monthly price observations. Beginning with stock options granted in 2007, we determine expected volatility based on, among other factors, historical volatility of PFG’s common stock using daily price observations. We believe that daily price observations provide a better estimate of expected fluctuations in PFG’s common stock price over the expected term of stock options granted. The expected term represents the period of time that options granted are expected to be outstanding and is estimated based on the simplified method as described by the SEC. We do not believe we have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term due to the limited period of time PFG’s common stock has been publicly traded. We expect to use historical exercise and employee termination data to develop our expected term as soon as sufficient data becomes available. The risk-free rate for periods within the expected term of the option is based on the U.S. Treasury risk-free interest rate in effect at the time of grant. The dividend yield is based on historical dividend distributions compared to the closing price of PFG’s common shares on the grant date.

64

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
20. Stock-Based Compensation Plans — (continued)
     As of December 31, 2007, there were $12.9 million of total unrecognized compensations costs related to nonvested stock options. The cost is expected to be recognized over a weighted-average service period of approximately 1.9 years.
Performance Share Awards
     Beginning in 2006, performance share awards were granted to certain employees under the 2005 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. Whether the performance shares are earned depends upon the participant’s continued employment through the performance period (except in the case of an approved retirement) and PFG performance against three-year goals set at the beginning of the performance period. A return on equity objective and an earnings per share objective must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost is recognized and any previously recognized compensation cost is reversed. There is no maximum contractual term on these awards.
     The fair value of performance share awards is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of performance share awards granted during 2007 and 2006 were $62.73 and $49.40, respectively.
     As of December 31, 2007, there were $13.4 million of total unrecognized compensation costs related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.
     Because no performance share awards vested or were paid out, the intrinsic value of performance share awards vested and the actual tax benefits realized for tax deductions for performance share award payouts were $0.0 million in 2007 and 2006.
Restricted Stock Units
     Restricted stock units are issued under the 2005 Stock Incentive Plan and Stock Incentive Plan. Restricted stock units are treated as an equity award. There is no maximum contractual term on these awards.
     Restricted stock units were issued to certain employees and agents pursuant to the Stock Incentive Plan and 2005 Stock Incentive Plan. Under these plans, awards have a graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of an approved retirement), all vesting stops and unvested units are forfeited.
     The total intrinsic value of restricted stock units vested was $21.7 million, $15.0 million and $1.0 million during 2007, 2006 and 2005, respectively.
     The fair value of restricted stock units is determined based on the closing stock price of PFG’s common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2007, 2006 and 2005 was $61.28, $50.08 and $39.51, respectively.
     As of December 31, 2007, there were $12.4 million of total unrecognized compensation costs related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 2.0 years.
Employee Stock Purchase Plan
     Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. Employees may purchase up to $25,000 worth of PFG common stock each year. Employees may purchase shares of PFG’s common stock at a price equal to 85% of the shares’ fair market value as of the beginning or end of the quarter, whichever is lower.
     We recognize compensation expense for the fair value of the discount granted to employees participating in the Employee Stock Purchase Plan in the quarter of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $10.47, $10.34 and $7.97 during 2007, 2006 and 2005, respectively. The total intrinsic value of the Employee Stock Purchase Plan shares settled was $5.9 million, $6.2 million and $5.4 million during 2007, 2006 and 2005, respectively.

65

Principal Life Insurance Company
Notes to Consolidated Financial Statements — (continued)
20. Stock-Based Compensation Plans — (continued)
Long-Term Performance Plan
     PFG also maintains the Long-Term Performance Plan, which provides the opportunity for eligible executives to receive additional awards if specified minimum corporate performance objectives are achieved over a three-year period. This plan utilizes stock as an option for payment and is treated as a liability award during vesting and a liability award or equity award subsequent to vesting, based on the participant payment election. Effective with PFG stockholder approval of the 2005 Stock Incentive Plan, no further grants will be made under the Long-Term Performance Plan and any future awards paid under the Long-Term Performance Plan will be issued under the 2005 Stock Incentive Plan. As of December 31, 2005, all awards under this plan were fully vested and no awards were granted under this plan in 2007, 2006 or 2005. There is no maximum contractual term on these awards.
     The fair value of Long-Term Performance Plan liability units is determined as of each reporting period based on the Black-Scholes option pricing model that uses the assumptions noted in the following table:

Long-Term Performance Plan	For the year ended December 31,
	2007	2006
Expected volatility	25.0%	11.2%

Expected term (in years)	2	2

Risk-free interest rate	3.2%	4.8%

Dividend yield	—%	—%

     The amount of cash used to settle Long-Term Performance Plan units granted was $2.9 million and $10.2 million for 2007 and 2006, respectively. The total intrinsic value of Long-Term Performance Plan units settled was $3.0 million, $10.4 million and $6.1 million during 2007, 2006 and 2005, respectively.
21. Quarterly Results of Operations (Unaudited)
     The following is a summary of unaudited quarterly results of operations for 2007 and 2006:

	For the three months ended
	December 31	September 30	June 30	March 31
	(in millions)
2007
Total revenues	$2,165.6	$2,494.8	$2,528.1	$2,400.1
Total expenses	2,229.8	2,215.8	2,140.4	2,080.5
Income (loss) from continuing operations, net of related income taxes	(0.4)	193.9	286.0	241.4
Income (loss) from discontinued operations, net of related income taxes	20.6	(0.2)	(0.2)	—
Net income	20.2	193.7	285.8	241.4
2006
Total revenues	$2,369.9	$2,231.7	$2,258.1	$2,224.0
Total expenses	2,057.3	1,917.7	1,974.0	1,866.0
Income from continuing operations, net of related income taxes	232.5	231.9	209.0	275.3
Income (loss) from discontinued operations, net of related income taxes	30.0	(0.8)	(0.3)	—
Net income	262.5	231.1	208.7	275.3

66

Financial Statements
Principal Life Insurance Company Separate Account B
Year Ended December 31, 2007
With Report of Independent Registered Public Accounting Firm

Principal Life Insurance Company
Separate Account B
Financial Statements
Year Ended December 31, 2007

Report of Independent Registered Public Accounting Firm
The Board of Directors and Participants
Principal Life Insurance Company
We have audited the accompanying statements of assets and liabilities of each of the divisions of Principal Life Insurance Company Separate Account B [comprised of the AIM V.I. Basic Value Series 1, AIM V.I. Capital Appreciation Series I, AIM V.I. Core Equity Series I, AIM V.I. Dynamics Series I, AIM V.I. Global Health Care Series I, AIM V.I. Small Cap Equity Series I, AIM V.I. Technology Series I, Alliance Bernstein VP Series Small Cap Growth Class A, American Century VP II Inflation Protection, American Century VP II Ultra, American Century VP II Value, American Century VP Income & Growth, American Century VP Ultra, American Century VP Vista, Asset Allocation, Balanced, Bond, Capital Value, Diversified International, Dreyfus IP Technology Growth Service Shares, Equity Growth, Equity Income I, Equity Value, Fidelity VIP Equity-Income Service Class 2, Fidelity VIP Growth Service Class, Fidelity VIP Growth Service Class 2, Fidelity VIP Overseas Service Class 2, Fidelity VIP II Contrafund Service Class, Fidelity VIP II Contrafund Service Class 2, Fidelity VIP III Mid Cap Service Class 2, Goldman Sachs Structured Small Cap Equity Service Class I, Goldman Sachs VIT Mid Cap Value Service Class I, Government & High Quality Bond, Growth, International Emerging Markets, International SmallCap, Janus Aspen Mid Cap Growth Service Shares, LargeCap Blend, LargeCap Stock Index, LargeCap Value, Lehman Brothers AMT High Income Bond S Class (formerly Neuberger Berman AMT High Income Bond S Class), MidCap, MidCap Growth, MidCap Value, Money Market, Neuberger Berman AMT Fasciano S Class, Neuberger Berman AMT Partners I Class, Neuberger Berman AMT Socially Responsive I Class, Principal LifeTime Strategic Income, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Real Estate Securities, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short Term Bond, SmallCap, SmallCap Growth, SmallCap Value, T. Rowe Price Blue Chip Growth II, T. Rowe Price Health Science II, Templeton Growth Securities Class 2, and West Coast Equity Divisions] as of December 31, 2007, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of Principal Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the transfer agents or the performance of other procedures when confirmations were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions of Principal Life Insurance Company Separate Account B at December 31, 2007, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
April 22, 2008

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities
December 31, 2007

		AIM V.I.
	AIM V.I.	Capital
	Basic Value	Appreciation
	Series I	Series I
	Division	Division

Assets
Investments in shares of mutual funds, at market	$1,478,801	$14,126,223

Liabilities	—	—

Net assets	$1,478,801	$14,126,223

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	11,989,058
The Principal Variable Annuity With Purchase Payment Credit Rider	—	2,137,165
Principal Investment Plus Variable Annuity	905,583	—
Principal Investment Plus Variable Annuity With Purchase Rider	573,218	—
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$1,478,801	$14,126,223

Investments in shares of mutual funds, at cost	$1,546,123	$12,632,383
Shares of mutual fund owned	116,167	480,975
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	1,097,471
The Principal Variable Annuity With Purchase Payment Credit Rider	—	197,617
Principal Investment Plus Variable Annuity	68,848	—
Principal Investment Plus Variable Annuity With Purchase Rider	44,468	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	10.92
The Principal Variable Annuity With Purchase Payment Credit Rider	—	10.82
Principal Investment Plus Variable Annuity	13.15	—
Principal Investment Plus Variable Annuity With Purchase Rider	12.89	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

					Alliance Bernstein
		AIM V.I.	AIM V.I.		VP Series
AIM V.I.	AIM V.I.	Global	Small Cap	AIM V.I.	Small Cap
Core Equity	Dynamics	Health Care	Equity	Technology	Growth
Series I	Series I	Series I	Series I	Series I	Class A
Division	Division	Division	Division	Division	Division

$56,330,843	$4,415,668	$13,956,875	$6,049,130	$6,560,657	$1,843,004

—	—	—	—	—	—

$56,330,843	$4,415,668	$13,956,875	$6,049,130	$6,560,657	$1,843,004

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
42,722,236	2,531,716	8,314,967	2,984,750	4,024,765	—
13,608,607	1,883,952	5,641,908	1,597,988	2,535,892	—
—	—	—	730,699	—	1,213,097
—	—	—	735,693	—	629,907
—	—	—	—	—	—
—	—	—	—	—	—

$56,330,843	$4,415,668	$13,956,875	$6,049,130	$6,560,657	$1,843,004

$49,734,520	$3,549,935	$10,034,140	$6,183,042	$5,250,685	$1,649,652
1,935,103	229,505	580,086	389,513	434,481	119,057

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
3,891,550	222,721	685,886	202,149	624,597	—
1,293,604	172,459	484,263	110,434	409,511	—
—	—	—	49,500	—	78,139
—	—	—	50,854	—	41,401
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
10.98	11.37	12.12	14.76	6.44	—
10.52	10.92	11.65	14.47	6.19	—
—	—	—	14.76	—	15.53
—	—	—	14.47	—	15.22
—	—	—	—	—	—
—	—	—	—	—	—

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

American
	Century VP II	American
	Inflation	Century VP II
	Protection	Ultra
	Division	Division

Assets
Investments in shares of mutual funds, at market	$77,061,194	$62,388,907

Liabilities	—	—

Net assets	$77,061,194	$62,388,907

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	56,808,611	45,406,762
Principal Investment Plus Variable Annuity With Purchase Rider	20,252,583	16,982,145
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$77,061,194	$62,388,907

Investments in shares of mutual funds, at cost	$74,478,147	$52,751,798
Shares of mutual fund owned	7,304,379	5,173,210
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	5,125,214	3,530,204
Principal Investment Plus Variable Annuity With Purchase Rider	1,864,418	1,347,214
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	11.09	12.86
Principal Investment Plus Variable Annuity With Purchase Rider	10.87	12.61
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

	American
American	Century VP	American	American
Century VP II	Income &	Century VP	Century VP	Asset
Value	Growth	Ultra	Vista	Allocation	Balanced
Division	Division	Division	Division	Division	Division

$44,383,934	$34,147,297	$9,654,184	$2,995,921	$85,056,981	$85,956,808

—	—	—	—	—	—

$44,383,934	$34,147,297	$9,654,184	$2,995,921	$85,056,981	$85,956,808

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	1,158,270
—	—	—	—	90,511	3,755,151
—	6,347,192	—	—	—	—
—	152,666	—	—	—	—
29,473,401	17,584,995	6,067,080	—	61,860,409	66,462,638
14,910,533	10,062,444	3,587,104	—	12,519,217	14,580,749
—	—	—	1,611,048	6,773,985	—
—	—	—	1,384,873	3,812,859	—

—	—	—	—	—	—
—	—	—	—	—	—

$44,383,934	$34,147,297	$9,654,184	$2,995,921	$85,056,981	$85,956,808

$45,838,598	$25,962,743	$7,238,195	$2,516,211	$69,733,479	$75,529,914
5,949,589	4,036,323	794,583	136,178	5,720,039	5,153,286

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	510,307
—	—	—	—	60,832	1,606,929
—	517,437	—	—	—	—
—	13,706	—	—	—	—
2,157,098	1,465,499	561,318	—	2,321,489	3,103,776
1,128,743	872,591	345,334	—	490,278	710,566
—	—	—	86,841	254,218	—
—	—	—	76,171	149,322	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	2.27
—	—	—	—	1.49	2.34
—	12.27	—	—	—	—
—	11.14	—	—	—	—
13.66	12.00	10.81	—	26.65	21.41
13.21	11.53	10.39	—	25.53	20.52
—	—	—	18.55	26.65	—
—	—	—	18.18	25.53	—

—	—	—	—	—	—
—	—	—	—	—	—

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

		Capital
	Bond	Value
	Division	Division

Assets
Investments in shares of mutual funds, at market	$358,685,586	$193,783,059

Liabilities	—	—

Net assets	$358,685,586	$193,783,059

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$2,114,967
Pension Builder Plus	—	2,796,200
Pension Builder Plus — Rollover IRA	—	217,301
Personal Variable	366,393	1,563,905
Premier Variable	3,446,850	13,107,918
Principal Freedom Variable Annuity	13,514,084	6,620,838
Principal Freedom 2 Variable Annuity	451,140	537,434
The Principal Variable Annuity	159,957,492	126,845,961
The Principal Variable Annuity With Purchase Payment Credit Rider	61,026,570	22,821,455
Principal Investment Plus Variable Annuity	89,385,350	11,325,420
Principal Investment Plus Variable Annuity With Purchase Rider	30,537,707	5,596,812
Contracts in annuitization period:
Bankers Flexible Annuity	—	3,831
Pension Builder Plus — Rollover IRA	—	231,017

Total net assets	$358,685,586	$193,783,059

Investments in shares of mutual funds, at cost	$354,339,195	$177,833,210
Shares of mutual fund owned	29,990,434	5,584,528
Accumulation units outstanding:
Bankers Flexible Annuity	—	50,029
Pension Builder Plus	—	388,561
Pension Builder Plus — Rollover IRA	—	26,050
Personal Variable	173,929	445,916
Premier Variable	1,589,422	3,613,032
Principal Freedom Variable Annuity	957,485	545,716
Principal Freedom 2 Variable Annuity	42,536	48,073
The Principal Variable Annuity	8,280,846	4,375,735
The Principal Variable Annuity With Purchase Payment Credit Rider	3,296,833	821,539
Principal Investment Plus Variable Annuity	4,627,475	390,697
Principal Investment Plus Variable Annuity With Purchase Rider	1,649,765	201,482
Accumulation unit value:
Bankers Flexible Annuity	$—	$42.27
Pension Builder Plus	—	7.20
Pension Builder Plus — Rollover IRA	—	8.34
Personal Variable	2.11	3.51
Premier Variable	2.17	3.63
Principal Freedom Variable Annuity	14.11	12.13
Principal Freedom 2 Variable Annuity	10.61	11.18
The Principal Variable Annuity	19.32	28.99
The Principal Variable Annuity With Purchase Payment Credit Rider	18.51	27.78
Principal Investment Plus Variable Annuity	19.32	28.99
Principal Investment Plus Variable Annuity With Purchase Rider	18.51	27.78
Annuitized units outstanding:
Bankers Flexible Annuity	—	91
Pension Builder Plus — Rollover IRA	—	27,695
Annuitized unit value:
Bankers Flexible Annuity	$—	$42.27
Pension Builder Plus — Rollover IRA	—	8.34
See accompanying notes.

	Dreyfus IP
Diversified	Technology Growth	Equity	Equity	Equity
International	Service Shares	Growth	Income I	Value
Division	Division	Division	Division	Division

$325,697,871	$1,018,089	$185,016,694	$209,476,716	$5,522,570

—	—	—	—	—

$325,697,871	$1,018,089	$185,016,694	$209,476,716	$5,522,570

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
1,174,163	—	—	—	—
7,862,988	—	48,295	90,950	—
9,260,503	—	2,651,644	—	—
1,479,351	—	78,307	—	—
203,344,407	—	145,149,757	43,321,309	—
58,835,729	—	28,036,400	14,451,186	—
33,417,217	528,429	6,246,845	114,297,363	3,817,944
10,323,513	489,660	2,805,446	37,315,908	1,704,626

—	—	—	—	—
—	—	—	—	—

$325,697,871	$1,018,089	$185,016,694	$209,476,716	$5,522,570

$217,214,922	$916,863	$166,388,727	$210,900,882	$5,825,770
15,029,897	95,865	9,363,193	10,842,481	487,429

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
349,368	—	—	—	—
2,272,963	—	42,194	70,615	—
494,578	—	261,011	—	—
106,903	—	7,718	—	—
6,553,361	—	4,508,105	4,173,952	—
1,978,721	—	908,696	1,400,640	—
1,076,986	38,404	194,048	11,013,049	291,857
347,199	36,312	90,943	3,616,949	132,942

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
3.36	—	—	—	—
3.46	—	1.14	1.29	—
18.72	—	10.15	—	—
13.84	—	10.14	—	—
31.03	—	32.19	10.38	—
29.73	—	30.85	10.32	—
31.03	13.76	32.19	10.38	13.08
29.73	13.49	30.85	10.32	12.82

—	—	—	—	—
—	—	—	—	—

$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class
	Division	Division

Assets
Investments in shares of mutual funds, at market	$79,977,091	$38,298,842

Liabilities	—	—

Net assets	$79,977,091	$38,298,842

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	44,586,940	29,419,378
The Principal Variable Annuity With Purchase Payment Credit Rider	23,389,825	8,879,464
Principal Investment Plus Variable Annuity	9,572,232	—
Principal Investment Plus Variable Annuity With Purchase Rider	2,428,094	—
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$79,977,091	$38,298,842

Investments in shares of mutual funds, at cost	$78,570,425	$35,879,137
Shares of mutual fund owned	3,393,173	851,275
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	3,195,627	2,679,963
The Principal Variable Annuity With Purchase Payment Credit Rider	1,733,953	844,113
Principal Investment Plus Variable Annuity	686,110	—
Principal Investment Plus Variable Annuity With Purchase Rider	180,015	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	13.95	10.98
The Principal Variable Annuity With Purchase Payment Credit Rider	13.49	10.52
Principal Investment Plus Variable Annuity	13.95	—
Principal Investment Plus Variable Annuity With Purchase Rider	13.49	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

Fidelity VIP	Fidelity VIP	Fidelity VIP II	Fidelity VIP II	Fidelity VIP III
Growth	Overseas	Contrafund	Contrafund	Mid Cap
Service	Service	Service	Service	Service
Class 2	Class 2	Class	Class 2	Class 2
Division	Division	Division	Division	Division

$9,070,602	$53,358,319	$126,342,173	$42,750,873	$7,539,411

—	—	—	—	—

$9,070,602	$53,358,319	$126,342,173	$42,750,873	$7,539,411

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	97,026,740	—	—
—	—	29,315,433	—	—
5,670,506	37,224,821	—	33,920,701	5,705,292
3,400,096	16,133,498	—	8,830,172	1,834,119

—	—	—	—	—
—	—	—	—	—

$9,070,602	$53,358,319	$126,342,173	$42,750,873	$7,539,411

$7,444,008	$45,864,771	$117,009,167	$48,025,843	$7,090,592
203,149	2,124,137	4,544,682	1,556,842	211,603

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	5,653,063	—	—
—	—	1,782,376	—	—
376,303	2,012,757	—	2,031,462	321,107
230,235	890,123	—	539,604	105,332

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	17.16	—	—
—	—	16.45	—	—
15.07	18.50	—	16.70	17.77
14.77	18.13	—	16.36	17.41

—	—	—	—	—
—	—	—	—	—

$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Goldman Sachs	Goldman Sachs
	Structured	VIT Mid Cap
	Small Cap	Value
	Equity Service	Service
	Class I	Class I
	Division	Division

Assets
Investments in shares of mutual funds, at market	$4,625,931	$20,193,137

Liabilities	—	—

Net assets	$4,625,931	$20,193,137

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	3,185,808	14,018,814
Principal Investment Plus Variable Annuity With Purchase Rider	1,440,123	6,174,323
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$4,625,931	$20,193,137

Investments in shares of mutual funds, at cost	$6,029,770	$23,379,869
Shares of mutual fund owned	431,926	1,440,309
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	286,534	925,468
Principal Investment Plus Variable Annuity With Purchase Rider	132,167	415,913
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	—	—
The Principal Variable Annuity	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	11.12	15.15
Principal Investment Plus Variable Annuity With Purchase Rider	10.90	14.85
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

Government				Janus Aspen
& High		International		Mid Cap
Quality		Emerging	International	Growth
Bond	Growth	Markets	SmallCap	Service Shares
Division	Division	Division	Division	Division

$277,392,256	$104,200,513	$163,677,397	$133,592,554	$22,519,035

—	—	—	—	—

$277,392,256	$104,200,513	$163,677,397	$133,592,554	$22,519,035

$—	$—	$—	$—	$—
147,897	—	—	—	—
48,120	—	—	—	—
392,855	1,462,071	—	—	—
3,485,480	7,268,465	685,987	217,300	—
6,690,367	—	—	—	—
205,499	—	—	—	—
166,750,038	78,922,318	85,571,701	79,318,384	14,974,015
56,774,190	8,814,825	37,384,230	27,253,154	7,545,020
32,369,082	5,298,345	27,381,069	19,014,737	—
10,528,728	2,434,489	12,654,410	7,788,979	—

—	—	—	—	—
—	—	—	—	—

$277,392,256	$104,200,513	$163,677,397	$133,592,554	$22,519,035

$275,383,875	$90,025,203	$101,267,697	$106,585,244	$14,635,236
24,418,333	5,814,761	5,928,193	5,958,633	578,152

—	—	—	—	—
50,870	—	—	—	—
14,929	—	—	—	—
178,777	627,714	—	—	—
1,533,175	3,031,322	152,797	80,598	—
602,995	—	—	—	—
19,151	—	—	—	—
8,742,200	3,513,750	2,056,082	2,385,013	1,608,225
3,106,088	409,547	937,355	855,153	845,653
1,697,042	235,898	657,911	571,760	—
576,031	113,113	317,295	244,407	—

$—	$—	$—	$—	$—
2.91	—	—	—	—
3.22	—	—	—	—
2.20	2.33	—	—	—
2.27	2.40	4.49	2.70	—
11.10	—	—	—	—
10.73	—	—	—	—
19.07	22.46	41.62	33.26	9.31
18.28	21.52	39.88	31.87	8.92
19.07	22.46	41.62	33.26	—
18.28	21.52	39.88	31.87	—

—	—	—	—	—
—	—	—	—	—

$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

		LargeCap
	LargeCap	Stock
	Blend	Index
	Division	Division

Assets
Investments in shares of mutual funds, at market	$226,044,097	$154,077,481

Liabilities	—	—

Net assets	$226,044,097	$154,077,481

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	845,659
Principal Freedom Variable Annuity	—	18,225,075
Principal Freedom 2 Variable Annuity	—	703,388
The Principal Variable Annuity	79,677,853	79,595,548
The Principal Variable Annuity With Purchase Payment Credit Rider	38,351,643	32,533,314
Principal Investment Plus Variable Annuity	78,971,086	15,977,106
Principal Investment Plus Variable Annuity With Purchase Rider	29,043,515	6,197,391
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$226,044,097	$154,077,481

Investments in shares of mutual funds, at cost	$195,577,606	$125,843,163
Shares of mutual fund owned	17,954,257	14,226,914
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	660,450
Principal Freedom Variable Annuity	—	1,603,452
Principal Freedom 2 Variable Annuity	—	60,921
The Principal Variable Annuity	5,899,564	7,250,177
The Principal Variable Annuity With Purchase Payment Credit Rider	2,937,167	3,092,442
Principal Investment Plus Variable Annuity	5,847,323	1,455,343
Principal Investment Plus Variable Annuity With Purchase Rider	2,224,336	589,101
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	1.28
Principal Freedom Variable Annuity	—	11.37
Principal Freedom 2 Variable Annuity	—	11.55
The Principal Variable Annuity	13.51	10.98
The Principal Variable Annuity With Purchase Payment Credit Rider	13.06	10.52
Principal Investment Plus Variable Annuity	13.51	10.98
Principal Investment Plus Variable Annuity With Purchase Rider	13.06	10.52
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

	Lehman
	Brothers AMT
	High Income
LargeCap	Bond		MidCap	MidCap
Value	S Class	MidCap	Growth	Value
Division	Division	Division	Division	Division

$190,693,956	$4,093,682	$380,163,964	$59,983,869	$125,208,659
—		—	—	—

$190,693,956	$4,093,682	$380,163,964	$59,983,869	$125,208,659

$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	1,889,285	—	—
—	—	8,116,750	24,834	220,722
—	—	5,946,684	1,762,628	8,834,505
—	—	328,677	144,465	381,435
68,121,516	—	241,994,438	36,490,920	47,005,288
28,591,101	—	52,600,892	14,988,221	23,600,115
69,089,869	2,950,378	50,655,755	4,540,638	33,642,379
24,891,470	1,143,304	18,631,483	2,032,163	11,524,215
—	—	—	—	—
—	—	—	—	—

$190,693,956	$4,093,682	$380,163,964	$59,983,869	$125,208,659

$171,674,685	$4,416,560	$320,243,189	$50,194,596	$122,313,501
14,156,938	444,965	9,040,760	5,166,569	8,221,186
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	428,451	—	—
—	—	1,787,866	17,181	122,707
—	—	270,552	116,275	354,039
—	—	27,393	12,819	35,655
4,873,916	—	5,827,023	2,665,654	2,832,384
2,115,855	—	1,321,733	1,142,587	1,479,723
4,943,283	277,229	1,219,769	331,700	2,027,215
1,842,099	109,573	468,172	154,920	722,579
$—	$—	$—	$—	$—
—	—	—	—	—
—	—	—	—	—
—	—	4.41	—	—
—	—	4.54	1.45	1.80
—	—	21.98	15.16	24.95
—	—	12.00	11.27	10.70
13.98	—	41.53	13.69	16.60
13.51	—	39.80	13.12	15.95
13.98	10.64	41.53	13.69	16.60
13.51	10.43	39.80	13.12	15.95
—	—	—	—	—
—	—	—	—	—
$—	$—	$—	$—	$—
—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

		Neuberger
		Berman AMT
	Money	Fasciano
	Market	S Class
	Division	Division

Assets
Investments in shares of mutual funds, at market	$131,678,693	$3,110,588
Liabilities	—	—

Net assets	$131,678,693	$3,110,588

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	168,035	—
Pension Builder Plus — Rollover IRA	7,632	—
Personal Variable	495,306	—
Premier Variable	5,625,556	—
Principal Freedom Variable Annuity	5,871,270	—
Principal Freedom 2 Variable Annuity	311,373	—
The Principal Variable Annuity	71,583,264	—
The Principal Variable Annuity With Purchase Payment Credit Rider	26,743,844	—
Principal Investment Plus Variable Annuity	12,760,454	1,873,564
Principal Investment Plus Variable Annuity With Purchase Rider	8,111,959	1,237,024
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$131,678,693	$3,110,588

Investments in shares of mutual funds, at cost	$131,678,692	$3,129,521
Shares of mutual fund owned	131,678,693	214,523
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	73,132	—
Pension Builder Plus — Rollover IRA	3,035	—
Personal Variable	306,206	—
Premier Variable	3,359,482	—
Principal Freedom Variable Annuity	478,206	—
Principal Freedom 2 Variable Annuity	29,070	—
The Principal Variable Annuity	5,015,103	—
The Principal Variable Annuity With Purchase Payment Credit Rider	1,955,251	—
Principal Investment Plus Variable Annuity	894,286	163,035
Principal Investment Plus Variable Annuity With Purchase Rider	593,262	109,840
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	2.30	—
Pension Builder Plus — Rollover IRA	2.52	—
Personal Variable	1.62	—
Premier Variable	1.68	—
Principal Freedom Variable Annuity	12.28	—
Principal Freedom 2 Variable Annuity	10.72	—
The Principal Variable Annuity	14.28	—
The Principal Variable Annuity With Purchase Payment Credit Rider	13.68	—
Principal Investment Plus Variable Annuity	14.28	11.49
Principal Investment Plus Variable Annuity With Purchase Rider	13.68	11.26
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

	Neuberger
Neuberger	Berman AMT	Principal
Berman AMT	Socially	LifeTime	Principal	Principal	Principal
Partners	Responsive	Strategic	LifeTime	LifeTime	LifeTime
I Class	I Class	Income	2010	2020	2030
Division	Division	Division	Division	Division	Division

$7,153,595	$4,688,875	$20,782,672	$43,288,558	$173,291,730	$24,342,225

—		—	—	—	—

$7,153,595	$4,688,875	$20,782,672	$43,288,558	$173,291,730	$24,342,225

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	1,650,892	3,631,950	6,135,187	2,945,578
—	—	767,071	297,504	192,094	92,422
—	—	—	69,868	107,093	18,037
5,352,654	3,833,558	15,203,106	32,265,032	122,569,742	15,685,493
1,800,941	855,317	3,161,603	7,024,204	44,287,614	5,600,695

—	—	—	—	—	—
—	—	—	—	—	—

$7,153,595	$4,688,875	$20,782,672	$43,288,558	$173,291,730	$24,342,225

$7,375,916	$4,312,951	$19,956,633	$40,834,730	$160,525,443	$22,595,905
344,420	261,802	1,714,742	3,345,329	12,503,011	1,739,973

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	152,369	325,661	534,943	254,967
—	—	62,858	23,044	14,040	6,707
—	—	—	5,517	7,980	1,334
327,268	264,920	1,245,814	2,498,981	8,958,593	1,138,196
112,357	60,312	264,315	555,035	3,302,412	414,623

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	10.84	11.15	11.47	11.55
—	—	12.20	12.91	13.68	13.78
—	—	11.97	12.66	13.42	13.52
16.36	14.47	12.20	12.91	13.68	13.78
16.03	14.18	11.96	12.65	13.41	13.51

—	—	—	—	—	—
—	—	—	—	—	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Principal	Principal
	LifeTime	LifeTime
	2040	2050
	Division	Division

Assets
Investments in shares of mutual funds, at market	$11,106,688	$5,959,809

Liabilities	—	—

Net assets	$11,106,688	$5,959,809

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	515,182	224,691
The Principal Variable Annuity	33,279	29,822
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	7,828,560	3,845,053
Principal Investment Plus Variable Annuity With Purchase Rider	2,729,667	1,860,243
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$11,106,688	$5,959,809

Investments in shares of mutual funds, at cost	$10,360,531	$5,518,938
Shares of mutual fund owned	772,908	411,589
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	44,338	19,303
The Principal Variable Annuity	2,359	2,101
The Principal Variable Annuity With Purchase Payment Credit Rider	—	—
Principal Investment Plus Variable Annuity	554,945	270,878
Principal Investment Plus Variable Annuity With Purchase Rider	197,410	133,701
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	—
Principal Freedom Variable Annuity	—	—
Principal Freedom 2 Variable Annuity	11.62	11.64
The Principal Variable Annuity	14.11	14.20
The Principal Variable Annuity With Purchase Payment Credit Rider	13.84	13.92
Principal Investment Plus Variable Annuity	14.11	14.20
Principal Investment Plus Variable Annuity With Purchase Rider	13.83	13.91
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

		SAM	SAM	SAM	SAM
	SAM	Conservative	Conservative	Flexible	Strategic
Real Estate	Balanced	Balanced	Growth	Income	Growth
Securities	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Division	Division	Division	Division	Division	Division

$116,915,287	$35,314,628	$8,660,746	$6,901,773	$1,518,958	$6,786,223

—	—	—	—	—	—

$116,915,287	$35,314,628	$8,660,746	$6,901,773	$1,518,958	$6,786,223

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
174,010	—	—	—	—	—
—	—	—	—	—	—
229,876	27,326	—	71,254	—	8,998
66,662,671	1,039,733	267,455	562,357	54,746	459,766
32,929,206	262,219	341,773	247,659	198,968	62,333
12,249,615	24,049,179	6,165,159	4,223,692	1,113,288	4,134,520
4,669,909	9,936,171	1,886,359	1,796,811	151,956	2,120,606

—	—	—	—	—	—
—	—	—	—	—	—

$116,915,287	$35,314,628	$8,660,746	$6,901,773	$1,518,958	$6,786,223

$102,694,158	$35,137,494	$8,561,441	$6,869,404	$1,503,765	$6,752,045
6,134,066	1,842,182	662,643	325,863	105,777	283,824

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
66,740	—	—	—	—	—
—	—	—	—	—	—
22,697	2,644	—	6,895	—	871
2,254,296	100,812	26,003	54,523	5,356	44,602
1,162,019	25,508	33,338	24,091	19,529	6,067
414,251	2,331,810	599,409	409,511	108,913	401,096
164,798	967,299	184,142	174,914	14,926	206,553

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
2.61	—	—	—	—	—
—	—	—	—	—	—
10.13	10.33	10.31	10.34	10.24	10.33
29.57	10.31	10.29	10.31	10.22	10.31
28.34	10.28	10.25	10.28	10.19	10.27
29.57	10.31	10.29	10.31	10.22	10.31
28.34	10.27	10.24	10.27	10.18	10.27

—	—	—	—	—	—
—	—	—	—	—	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Assets and Liabilities (continued)
December 31, 2007

	Short Term
	Bond	SmallCap
	Division	Division

Assets
Investments in shares of mutual funds, at market	$152,977,990	$65,211,820

Liabilities	—	—

Net assets	$152,977,990	$65,211,820

Net assets
Accumulation units:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	73,555
Principal Freedom Variable Annuity	4,658,958	5,810,056
Principal Freedom 2 Variable Annuity	75,516	135,975
The Principal Variable Annuity	35,979,174	43,972,465
The Principal Variable Annuity With Purchase Payment Credit Rider	14,154,737	15,219,769
Principal Investment Plus Variable Annuity	72,917,304	—
Principal Investment Plus Variable Annuity With Purchase Rider	25,192,301	—
Contracts in annuitization period:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—

Total net assets	$152,977,990	$65,211,820

Investments in shares of mutual funds, at cost	$150,900,954	$57,415,370
Shares of mutual fund owned	14,953,860	6,640,715
Accumulation units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	55,331
Principal Freedom Variable Annuity	434,870	341,020
Principal Freedom 2 Variable Annuity	7,161	12,910
The Principal Variable Annuity	3,421,078	3,268,682
The Principal Variable Annuity With Purchase Payment Credit Rider	1,383,815	1,180,641
Principal Investment Plus Variable Annuity	6,932,716	—
Principal Investment Plus Variable Annuity With Purchase Rider	2,462,664	—
Accumulation unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus	—	—
Pension Builder Plus — Rollover IRA	—	—
Personal Variable	—	—
Premier Variable	—	1.33
Principal Freedom Variable Annuity	10.71	17.04
Principal Freedom 2 Variable Annuity	10.55	10.53
The Principal Variable Annuity	10.52	13.45
The Principal Variable Annuity With Purchase Payment Credit Rider	10.23	12.89
Principal Investment Plus Variable Annuity	10.52	—
Principal Investment Plus Variable Annuity With Purchase Rider	10.23	—
Annuitized units outstanding:
Bankers Flexible Annuity	—	—
Pension Builder Plus — Rollover IRA	—	—
Annuitized unit value:
Bankers Flexible Annuity	$—	$—
Pension Builder Plus — Rollover IRA	—	—
See accompanying notes.

				Templeton
		T. Rowe Price	T. Rowe Price	Growth
SmallCap	SmallCap	Blue Chip	Health	Securities	West Coast
Growth	Value	Growth II	Science II	Class 2	Equity
Division	Division	Division	Division	Division	Division

$47,856,301	$123,310,038	$1,871,598	$3,857,797	$2,663,092	$1,433,139
—		—	—	—	—

$47,856,301	$123,310,038	$1,871,598	$3,857,797	$2,663,092	$1,433,139

$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
30,561	147,989	—	—	—	—
1,411,858	—	—	—	2,663,092	—
200,697	381,952	—	—	—	22,127
31,467,362	51,397,743	—	—	—	—
8,408,070	21,136,975	—	—	—	—
4,656,601	37,987,411	1,203,201	2,873,409	—	961,346
1,681,152	12,257,968	668,397	984,388	—	449,666
—	—	—	—	—	—
—	—	—	—	—	—

$47,856,301	$123,310,038	$1,871,598	$3,857,797	$2,663,092	$1,433,139

$51,972,568	$121,199,488	$1,637,891	$3,617,035	$2,199,736	$1,430,118
4,216,414	7,859,148	159,966	280,976	172,480	57,029
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
36,692	81,701	—	—	—	—
140,378	—	—	—	138,378	—
19,386	39,331	—	—	—	2,132
2,821,210	2,213,411	—	—	—	—
786,683	949,884	—	—	—	—
417,501	1,635,939	86,697	181,449	—	92,800
157,298	550,878	49,143	63,429	—	43,582
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
0.83	1.81	—	—	—	—
10.06	—	—	—	19.25	—
10.35	9.71	—	—	—	10.38
11.15	23.22	—	—	—	—
10.69	22.25	—	—	—	—
11.15	23.22	13.88	15.84	—	10.36
10.69	22.25	13.60	15.52	—	10.32
—	—	—	—	—	—
—	—	—	—	—	—
$—	$—	$—	$—	$—	$—
—	—	—	—	—	—

Principal Life Insurance Company
Separate Account B
Statements of Operations
Year Ended December 31, 2007

		AIM V.I.
	AIM V.I.	Capital
	Basic Value	Appreciation
	Series I	Series I
	Division	Division

Investment income (loss)
Income:
Dividends	$9,541	$—

Expenses:
Mortality and expense risks	20,939	189,057
Separate account rider charges	3,290	13,599

Net investment income (loss)	(14,688)	(202,656)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	26,757	226,433
Capital gains distributions	88,946	—

Total realized gains (losses) on investments	115,703	226,433

Change in net unrealized appreciation or depreciation of investments	(99,322)	1,505,901

Net increase (decrease) in net assets resulting from operations	$1,693	$1,529,678

See accompanying notes.

					Alliance Bernstein
		AIM V.I.	AIM V.I.		VP Series
AIM V.I.	AIM V.I.	Global	Small Cap	AIM V.I.	Small Cap
Core Equity	Dynamics	Health Care	Equity	Technology	Growth
Series I	Series I	Series I	Series I	Series I	Class A
Division	Division	Division	Division	Division	Division

$636,615	$—	$—	$2,574	$—	$—

760,752	50,193	176,129	56,326	79,797	16,069
84,883	9,781	33,498	10,730	14,750	2,498

(209,020)	(59,974)	(209,627)	(64,482)	(94,547)	(18,567)

1,172,864	279,603	536,422	11,184	236,183	22,733
—	—	—	172,210	—	—

1,172,864	279,603	536,422	183,394	236,183	22,733

3,021,327	87,946	1,023,437	(156,803)	224,475	121,216

$3,985,171	$307,575	$1,350,232	$(37,891)	$366,111	$125,382

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	American
	Century VP II	American
	Inflation	Century VP II
	Protection	Ultra
	Division	Division

Investment income (loss)
Income:
Dividends	$2,861,085	$—

Expenses:
Mortality and expense risks	802,474	664,878
Separate account rider charges	105,819	91,315

Net investment income (loss)	1,952,792	(756,193)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	127,965	1,043,567
Capital gains distributions	—	—

Total realized gains (losses) on investments	127,965	1,043,567

Change in net unrealized appreciation or depreciation of investments	3,279,333	9,418,363

Net increase (decrease) in net assets resulting from operations	$5,360,090	$9,705,737

See accompanying notes.

	American
American	Century VP	American	American
Century VP II	Income &	Century VP	Century VP	Asset
Value	Growth	Ultra	Vista	Allocation	Balanced
Division	Division	Division	Division	Division	Division

$726,465	$701,875	$—	$—	$1,178,070	$2,348,702

630,148	446,199	114,764	19,474	1,064,387	1,098,368
103,029	64,449	19,678	3,945	94,515	91,446

(6,712)	191,227	(134,442)	(23,419)	19,168	1,158,888

277,390	1,336,790	304,911	44,568	2,472,242	1,688,290
4,151,144	—	—	—	3,721,151	—

4,428,534	1,336,790	304,911	44,568	6,193,393	1,688,290

(7,540,424)	(1,954,567)	1,426,049	429,027	2,070,338	780,339

$(3,118,602)	$(426,550)	$1,596,518	$450,176	$8,282,899	$3,627,517

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

		Capital
	Bond	Value
	Division	Division

Investment income (loss)
Income:
Dividends	$14,573,462	$3,358,543

Expenses:
Mortality and expense risks	4,209,394	2,459,474
Separate account rider charges	535,358	177,538

Net investment income (loss)	9,828,710	721,531

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	325,412	4,406,348
Capital gains distributions	—	12,119,288

Total realized gains (losses) on investments	325,412	16,525,636

Change in net unrealized appreciation or depreciation of investments	(3,419,562)	(19,654,871)

Net increase (decrease) in net assets resulting from operations	$6,734,560	$(2,407,704)

(1)	Commenced operations January 5, 2007.
See accompanying notes.

	Dreyfus IP
Diversified	Technology Growth	Equity	Equity	Equity
International	Service Shares	Growth	Income I	Value
Division	Division	Division	Division (1)	Division

$2,903,625	$—	$999,680	$1,750,766	$105,407

3,855,733	8,266	2,375,069	2,276,195	58,691
403,806	1,591	178,373	280,353	8,943

(1,355,914)	(9,857)	(1,553,762)	(805,782)	37,773

12,935,206	5,389	2,923,216	171,284	37,512
28,147,991	—	—	8,141,894	457,678

41,083,197	5,389	2,923,216	8,313,178	495,190

2,160,512	81,730	11,443,127	(1,424,166)	(699,988)

$41,887,795	$77,262	$12,812,581	$6,083,230	$(167,025)

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Fidelity VIP	Fidelity VIP
	Equity-Income	Growth
	Service	Service
	Class 2	Class
	Division	Division

Investment income (loss)
Income:
Dividends	$1,340,243	$222,244

Expenses:
Mortality and expense risks	1,036,509	445,201
Separate account rider charges	164,639	48,814

Net investment income (loss)	139,095	(271,771)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,033,935	(467,048)
Capital gains distributions	6,758,056	31,563

Total realized gains (losses) on investments	7,791,991	(435,485)

Change in net unrealized appreciation or depreciation of investments	(8,223,571)	8,565,958

Net increase (decrease) in net assets resulting from operations	$(292,485)	$7,858,702

See accompanying notes.

Fidelity VIP	Fidelity VIP	Fidelity VIP II	Fidelity VIP II	Fidelity VIP III
Growth	Overseas	Contrafund	Contrafund	Mid Cap
Service	Service	Service	Service	Service
Class 2	Class 2	Class	Class 2	Class 2
Division	Division	Division	Division	Division

$20,574	$1,324,159	$1,021,423	$296,506	$29,664

82,338	554,578	1,548,627	401,589	73,619
16,306	82,735	169,007	41,397	9,660

(78,070)	686,846	(696,211)	(146,480)	(53,615)

96,272	487,999	3,617,902	87,183	14,113
5,618	2,492,498	30,529,377	10,111,415	439,216

101,890	2,980,497	34,147,279	10,198,598	453,329

1,394,319	2,377,483	(15,403,916)	(5,496,196)	278,037

$1,418,139	$6,044,826	$18,047,152	$4,555,922	$677,751

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Goldman Sachs	Goldman Sachs
	Structured	VIT Mid Cap
	Small Cap	Value
	Equity Service	Service
	Class I	Class I
	Division	Division

Investment income (loss)
Income:
Dividends	$19,537	$159,401

Expenses:
Mortality and expense risks	57,569	211,227
Separate account rider charges	9,095	33,054

Net investment income (loss)	(47,127)	(84,880)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(38,225)	2,571
Capital gains distributions	506,556	2,949,699

Total realized gains (losses) on investments	468,331	2,952,270

Change in net unrealized appreciation or depreciation of investments	(1,329,970)	(2,895,642)

Net increase (decrease) in net assets resulting from operations	$(908,766)	$(28,252)

See accompanying notes.

Government				Janus Aspen
& High		International		Mid Cap
Quality		Emerging	International	Growth
Bond	Growth	Markets	SmallCap	Service Shares
Division	Division	Division	Division	Division

$12,749,671	$165,305	$1,248,338	$2,072,227	$14,623

3,414,398	1,180,556	1,671,009	1,757,634	264,955
404,237	62,417	249,370	218,335	44,702

8,931,036	(1,077,668)	(672,041)	96,258	(295,034)

(45,887)	482,673	4,992,208	6,187,361	1,136,981
—	—	10,693,511	23,439,360	115,579

(45,887)	482,673	15,685,719	29,626,721	1,252,560

556,134	20,008,519	29,138,150	(19,945,496)	2,816,020

$9,441,283	$19,413,524	$44,151,828	$9,777,483	$3,773,546

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

		LargeCap
	LargeCap	Stock
	Blend	Index
	Division	Division

Investment income (loss)
Income:
Dividends	$1,442,215	$2,169,087

Expenses:
Mortality and expense risks	2,669,873	1,879,436
Separate account rider charges	393,009	233,662

Net investment income (loss)	(1,620,667)	55,989

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,592,284	4,337,636
Capital gains distributions	7,235,356	—

Total realized gains (losses) on investments	9,827,640	4,337,636

Change in net unrealized appreciation or depreciation of investments	(1,358,796)	1,288,344

Net increase (decrease) in net assets resulting from operations	$6,848,177	$5,681,969

(1)	Represented the operations of Neuberger Berman AMT High Income Bond S Class Division until May 1, 2007 name change.
See accompanying notes.

	Lehman
	Brothers AMT
	High Income
LargeCap	Bond		MidCap	MidCap
Value	S Class	MidCap	Growth	Value
Division	Division (1)	Division	Division	Division

$2,375,063	$296,997	$2,358,176	$68,261	$819,050

2,348,504	39,576	4,749,944	749,538	1,559,188
321,560	5,779	426,503	103,314	217,143

(295,001)	251,642	(2,818,271)	(784,591)	(957,281)

3,351,774	389	9,795,554	1,826,915	1,704,245
6,509,663	—	34,772,491	7,733,921	10,572,398

9,861,437	389	44,568,045	9,560,836	12,276,643

(19,916,705)	(292,889)	(12,610,018)	(3,576,354)	(14,908,849)

$(10,350,269)	$(40,858)	$29,139,756	$5,199,891	$(3,589,487)

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

		Neuberger
		Berman AMT
	Money	Fasciano
	Market	S Class
	Division	Division

Investment income (loss)
Income:
Dividends	$5,453,712	$—

Expenses:
Mortality and expense risks	1,363,788	33,178
Separate account rider charges	176,227	6,315

Net investment income (loss)	3,913,697	(39,493)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	—	7,377
Capital gains distributions	—	21,638

Total realized gains (losses) on investments	—	29,015

Change in net unrealized appreciation or depreciation of investments	—	(50,780)

Net increase (decrease) in net assets resulting from operations	$3,913,697	$(61,258)

See accompanying notes.

	Neuberger
Neuberger	Berman AMT	Principal
Berman AMT	Socially	LifeTime	Principal	Principal	Principal
Partners	Responsive	Strategic	LifeTime	LifeTime	LifeTime
I Class	I Class	Income	2010	2020	2030
Division	Division	Division	Division	Division	Division

$42,123	$3,610	$215,594	$407,058	$689,696	$65,844

73,846	43,651	203,453	436,188	1,707,321	225,768
10,066	4,160	16,562	37,657	215,158	27,558

(41,789)	(44,201)	(4,421)	(66,787)	(1,232,783)	(187,482)

12,119	57,320	109,746	349,025	289,976	116,288
659,167	13,577	141,141	369,282	869,493	124,082

671,286	70,897	250,887	718,307	1,159,469	240,370

(200,086)	133,693	(222,644)	(131,502)	3,221,698	572,827

$429,411	$160,389	$23,822	$520,018	$3,148,384	$625,715

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Principal	Principal
	LifeTime	LifeTime
	2040	2050
	Division	Division

Investment income (loss)
Income:
Dividends	$23,187	$10,621

Expenses:
Mortality and expense risks	95,357	62,062
Separate account rider charges	12,218	9,711

Net investment income (loss)	(84,388)	(61,152)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	52,740	71,399
Capital gains distributions	35,216	25,080

Total realized gains (losses) on investments	87,956	96,479

Change in net unrealized appreciation or depreciation of investments	235,751	170,452

Net increase (decrease) in net assets resulting from operations	$239,319	$205,779

(1)	Commenced operations May 1, 2007.
See accompanying notes.

		SAM	SAM	SAM	SAM
	SAM	Conservative	Convervative	Flexible	Strategic
Real Estate	Balanced	Balanced	Growth	Income	Growth
Securities	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Division	Division (1)	Division (1)	Division (1)	Division (1)	Division (1)

$1,292,558	$4,740	$7,528	$12,736	$2,072	$4,363

1,975,988	77,612	24,153	21,987	3,093	24,522
298,551	14,021	2,354	3,806	209	4,336

(981,981)	(86,893)	(18,979)	(13,057)	(1,230)	(24,495)

13,963,173	(3,105)	1,049	(1,188)	234	291
17,844,497	—	2,810	—	662	—

31,807,670	(3,105)	3,859	(1,188)	896	291

(61,203,593)	177,134	99,305	32,369	15,193	34,178

$(30,377,904)	$87,136	$84,185	$18,124	$14,859	$9,974

Principal Life Insurance Company
Separate Account B
Statements of Operations (continued)
Year Ended December 31, 2007

	Short Term
	Bond	SmallCap
	Division	Division

Investment income (loss)
Income:
Dividends	$4,559,772	$218,599

Expenses:
Mortality and expense risks	1,698,902	870,974
Separate account rider charges	222,238	100,216

Net investment income (loss)	2,638,632	(752,591)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	199,277	1,993,267
Capital gains distributions	—	7,620,627

Total realized gains (losses) on investments	199,277	9,613,894

Change in net unrealized appreciation or depreciation of investments	(775,739)	(8,429,214)

Net increase (decrease) in net assets resulting from operations	$2,062,170	$432,089

(1)	Commenced operations May 1, 2007.
See accompanying notes.

				Templeton
		T. Rowe Price	T. Rowe Price	Growth
SmallCap	SmallCap	Blue Chip	Health	Securities	West Coast
Growth	Value	Growth II	Science II	Class 2	Equity
Division	Division	Division	Division	Division	Division (1)

$—	$461,510	$1,470	$—	$38,400	$304

621,889	1,631,843	16,492	35,389	24,678	3,959
61,491	217,252	3,039	4,781	—	619

(683,380)	(1,387,585)	(18,061)	(40,170)	13,722	(4,274)

(819,858)	2,891,952	10,147	104,068	105,817	(946)
—	9,364,341	—	277,609	122,524	1,410

(819,858)	12,256,293	10,147	381,677	228,341	464

3,245,872	(25,656,037)	132,923	70,965	(194,563)	3,021

$1,742,634	$(14,787,329)	$125,009	$412,472	$47,500	$(789)

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets
Years Ended December 31, 2007 and 2006, Except as Noted

	AIM V.I.
	Basic Value
	Series I
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(14,688)	$(3,659)
Total realized gains (losses) on investments	115,703	32,933
Change in net unrealized appreciation or depreciation of investments	(99,322)	28,074

Net increase (decrease) in net assets resulting from operations	1,693	57,348

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,291,953	868,110
Administration charges	(4)	—
Contingent sales charges	(2,450)	(90)
Contract terminations	(67,829)	(2,061)
Death benefit payments	—	—
Flexible withdrawal option payments	(5,282)	(1,240)
Transfer payments to other contracts	(812,080)	(3,441)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	404,308	861,278

Total increase (decrease)	406,001	918,626

Net assets at beginning of period	1,072,800	154,174

Net assets at end of period	$1,478,801	$1,072,800

(1)	Commenced operations April 28, 2006

See accompanying notes.

AIM V.I.
Capital		AIM V.I.		AIM V.I.
Appreciation		Core Equity		Dynamics
Series I		Series I		Series I
Division (1)		Division		Division
2007	2006	2007	2006	2007	2006

$(202,656)	$(134,928)	$(209,020)	$(387,087)	$(59,974)	$(42,914)
226,433	(124,545)	1,172,864	(195,530)	279,603	182,101
1,505,901	(12,061)	3,021,327	7,447,457	87,946	234,675

1,529,678	(271,534)	3,985,171	6,864,840	307,575	373,862

816,837	18,577,053	2,938,682	33,298,037	2,730,901	1,153,356
(4,239)	(2,245)	(18,949)	(15,934)	(762)	(501)
(19,996)	(19,606)	(69,263)	(74,585)	(3,924)	(1,985)
(1,830,974)	(1,480,327)	(6,342,151)	(5,631,607)	(359,277)	(149,874)
(124,976)	(30,769)	(265,184)	(179,214)	(6,566)	(4,814)
(215,382)	(164,626)	(919,479)	(863,943)	(50,755)	(38,676)
(1,606,543)	(1,026,128)	(4,805,844)	(4,856,530)	(1,269,505)	(821,442)
—	—	—	—	—	—

(2,985,273)	15,853,352	(9,482,188)	21,676,224	1,040,112	136,064

(1,455,595)	15,581,818	(5,497,017)	28,541,064	1,347,687	509,926

15,581,818	—	61,827,860	33,286,796	3,067,981	2,558,055

$14,126,223	$15,581,818	$56,330,843	$61,827,860	$4,415,668	$3,067,981

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	AIM V.I.
	Global
	Health Care
	Series I
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(209,627)	$(209,509)
Total realized gains (losses) on investments	536,422	404,387
Change in net unrealized appreciation or depreciation of investments	1,023,437	302,110

Net increase (decrease) in net assets resulting from operations	1,350,232	496,988

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,465,691	1,935,468
Administration charges	(4,020)	(3,518)
Contingent sales charges	(9,952)	(11,055)
Contract terminations	(911,294)	(834,732)
Death benefit payments	(14,796)	(22,442)
Flexible withdrawal option payments	(140,658)	(139,277)
Transfer payments to other contracts	(1,635,349)	(1,840,171)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(1,250,378)	(915,727)

Total increase (decrease)	99,854	(418,739)

Net assets at beginning of period	13,857,021	14,275,760

Net assets at end of period	$13,956,875	$13,857,021

See accompanying notes.

				Alliance Bernstein
AIM V.I.				VP Series
Small Cap		AIM V.I.		Small Cap
Equity		Technology		Growth
Series I		Series I		Class A
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(64,482)	$(5,207)	$(94,547)	$(91,380)	$(18,567)	$(8,842)
183,394	30,103	236,183	188,539	22,733	929
(156,803)	16,481	224,475	375,772	121,216	55,846

(37,891)	41,377	366,111	472,931	125,382	47,933

6,314,875	598,904	1,524,700	1,511,964	937,217	750,260
(868)	(30)	(881)	(712)	(67)	(25)
(3,581)	(239)	(3,393)	(6,352)	(1,828)	(286)
(270,790)	(5,463)	(310,724)	(479,588)	(50,604)	(6,534)
(8,279)	—	—	(1,831)	—	(2,264)
(20,725)	(159)	(90,068)	(85,125)	(7,306)	(1,468)
(698,436)	(19,431)	(1,073,021)	(1,508,546)	(153,826)	(64,650)
—	—	—	—	—	—

5,312,196	573,582	46,613	(570,190)	723,586	675,033

5,274,305	614,959	412,724	(97,259)	848,968	722,966

774,825	159,866	6,147,933	6,245,192	994,036	271,070

$6,049,130	$774,825	$6,560,657	$6,147,933	$1,843,004	$994,036

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	American
	Century VP II
	Inflation
	Protection
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$1,952,792	$639,544
Total realized gains (losses) on investments	127,965	(8,042)
Change in net unrealized appreciation or depreciation of investments	3,279,333	(488,574)

Net increase (decrease) in net assets resulting from operations	5,360,090	142,928

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	36,032,785	37,947,828
Administration charges	(363,624)	(132,824)
Contingent sales charges	(51,368)	(22,616)
Contract terminations	(1,422,130)	(517,029)
Death benefit payments	(326,003)	(20,676)
Flexible withdrawal option payments	(773,981)	(370,537)
Transfer payments to other contracts	(10,055,940)	(6,579,874)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	23,039,739	30,304,272

Total increase (decrease)	28,399,829	30,447,200

Net assets at beginning of period	48,661,365	18,214,165

Net assets at end of period	$77,061,194	$48,661,365

See accompanying notes.

				American
American		American		Century VP
Century VP II		Century VP II		Income &
Ultra		Value		Growth
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(756,193)	$(392,773)	$(6,712)	$(122,109)	$191,227	$168,097
1,043,567	(7,464)	4,428,534	3,903,691	1,336,790	823,225
9,418,363	(279,227)	(7,540,424)	3,397,417	(1,954,567)	4,264,066

9,705,737	(679,464)	(3,118,602)	7,178,999	(426,550)	5,255,388

24,849,593	34,022,878	6,145,896	9,032,918	2,726,990	4,209,364
(337,790)	(123,722)	(11,352)	(8,861)	(5,182)	(4,492)
(41,883)	(17,642)	(32,190)	(33,303)	(24,549)	(23,586)
(1,159,525)	(403,333)	(2,947,527)	(2,514,552)	(2,751,384)	(2,396,157)
(296,989)	(7,302)	(226,134)	(157,182)	(180,180)	(215,894)
(612,502)	(317,125)	(473,536)	(415,415)	(518,812)	(517,452)
(10,960,316)	(6,767,373)	(5,517,684)	(4,239,478)	(3,013,936)	(3,234,795)
—	—	—	—	—	—

11,440,588	26,386,381	(3,062,527)	1,664,127	(3,767,053)	(2,183,012)

21,146,325	25,706,917	(6,181,129)	8,843,126	(4,193,603)	3,072,376
41,242,582	15,535,665	50,565,063	41,721,937	38,340,900	35,268,524

$62,388,907	$41,242,582	$44,383,934	$50,565,063	$34,147,297	$38,340,900

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	American
	Century VP
	Ultra
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(134,442)	$(140,978)
Total realized gains (losses) on investments	304,911	163,057
Change in net unrealized appreciation or depreciation of investments	1,426,049	(499,141)

Net increase (decrease) in net assets resulting from operations	1,596,518	(477,062)

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	1,100,781	1,209,485
Administration charges	(1,927)	(1,489)
Contingent sales charges	(6,626)	(7,775)
Contract terminations	(606,678)	(587,082)
Death benefit payments	(64,742)	(15,892)
Flexible withdrawal option payments	(105,664)	(111,017)
Transfer payments to other contracts	(1,703,616)	(1,175,202)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(1,388,472)	(688,972)

Total increase (decrease)	208,046	(1,166,034)

Net assets at beginning of period	9,446,138	10,612,172

Net assets at end of period	$9,654,184	$9,446,138

See accompanying notes.

American
Century VP		Asset
Vista		Allocation		Balanced
Division		Division		Division
2007	2006	2007	2006	2007	2006
$(23,419)	$(7,674)	$19,168	$(472,054)	$1,158,888	$1,124,850
44,568	1,209	6,193,393	2,644,465	1,688,290	809,832
429,027	37,166	2,070,338	6,670,543	780,339	6,941,213

450,176	30,701	8,282,899	8,842,954	3,627,517	8,875,895
2,235,369	500,357	11,905,867	10,651,493	8,509,576	8,056,522
(68)	(9)	(55,393)	(32,578)	(32,194)	(33,736)
(4,919)	(524)	(104,478)	(126,352)	(98,008)	(152,196)
(136,191)	(11,987)	(9,197,293)	(9,622,485)	(9,835,167)	(14,018,307)
—	—	(459,264)	(322,443)	(1,092,383)	(785,944)
(6,364)	(1,840)	(1,755,399)	(1,757,125)	(1,870,753)	(1,970,221)
(235,968)	(136,073)	(7,781,206)	(7,657,393)	(5,572,117)	(6,153,158)
—	—	—	—	—	—

1,851,859	349,924	(7,447,166)	(8,866,883)	(9,991,046)	(15,057,040)

2,302,035	380,625	835,733	(23,929)	(6,363,529)	(6,181,145)
693,886	313,261	84,221,248	84,245,177	92,320,337	98,501,482

$2,995,921	$693,886	$85,056,981	$84,221,248	$85,956,808	$92,320,337

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Bond
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$9,828,710	$7,369,517
Total realized gains (losses) on investments	325,412	(232,926)
Change in net unrealized appreciation or depreciation of investments	(3,419,562)	2,580,027

Net increase (decrease) in net assets resulting from operations	6,734,560	9,716,618

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	94,180,424	94,706,932
Administration charges	(520,854)	(227,906)
Contingent sales charges	(280,068)	(311,922)
Contract terminations	(22,228,581)	(25,211,017)
Death benefit payments	(1,326,465)	(1,095,212)
Flexible withdrawal option payments	(6,506,053)	(6,089,439)
Transfer payments to other contracts	(31,160,779)	(32,179,147)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	32,157,624	29,592,289

Total increase (decrease)	38,892,184	39,308,907

Net assets at beginning of period	319,793,402	280,484,495

Net assets at end of period	$358,685,586	$319,793,402

See accompanying notes

				Dreyfus IP
Capital		Diversified		Technology Growth
Value		International		Service Shares
Division		Division		Division
2007	2006	2007	2006	2007	2006
$721,531	$680,793	$(1,355,914)	$(353,327)	$(9,857)	$(4,573)
16,525,636	19,959,483	41,083,197	14,573,470	5,389	(2,435)
(19,654,871)	13,835,149	2,160,512	45,587,524	81,730	13,971

(2,407,704)	34,475,425	41,887,795	59,807,667	77,262	6,963

23,308,698	24,644,269	61,350,625	60,826,753	596,194	333,208
(109,840)	(85,479)	(152,360)	(109,174)	(38)	(30)
(196,128)	(281,880)	(281,431)	(272,126)	(511)	(215)
(20,797,498)	(27,460,698)	(26,602,667)	(24,718,759)	(14,157)	(4,904)
(872,908)	(758,218)	(910,903)	(810,450)	—	—
(2,956,918)	(3,000,399)	(2,852,527)	(2,417,251)	—	—
(15,803,050)	(12,343,306)	(37,471,969)	(29,752,655)	(92,383)	(42,742)
(31,978)	(29,273)	—	—	—	—

(17,459,622)	(19,314,984)	(6,921,232)	2,746,338	489,105	285,317

(19,867,326)	15,160,441	34,966,563	62,554,005	566,367	292,280

213,650,385	198,489,944	290,731,308	228,177,303	451,722	159,442

$193,783,059	$213,650,385	$325,697,871	$290,731,308	$1,018,089	$451,722

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Equity
	Growth
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(1,553,762)	$(2,389,555)
Total realized gains (losses) on investments	2,923,216	(806,811)
Change in net unrealized appreciation or depreciation of investments	11,443,127	11,159,020

Net increase (decrease) in net assets resulting from operations	12,812,581	7,962,654

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	31,951,753	16,402,557
Administration charges	(58,316)	(58,784)
Contingent sales charges	(234,532)	(291,847)
Contract terminations	(21,245,633)	(21,927,878)
Death benefit payments	(799,204)	(629,787)
Flexible withdrawal option payments	(2,106,430)	(2,048,902)
Transfer payments to other contracts	(15,053,442)	(14,876,321)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(7,545,804)	(23,430,962)

Total increase (decrease)	5,266,777	(15,468,308)

Net assets at beginning of period	179,749,917	195,218,225

Net assets at end of period	$185,016,694	$179,749,917

(1)	Commenced operations January 5, 2007.
See accompanying notes.

			Fidelity VIP
			Equity-Income
Equity	Equity		Service
Income I	Value		Class 2
Division (1)	Division		Division
2007	2007	2006	2007	2006
$(805,782)	$37,773	$8,967	$139,095	$1,032,534
8,313,178	495,190	46,022	7,791,991	8,831,661
(1,424,166)	(699,988)	411,946	(8,223,571)	1,495,173

6,083,230	(167,025)	466,935	(292,485)	11,359,368
234,633,226	2,484,414	2,659,094	16,740,652	15,284,014
(648,089)	(20,354)	(8,122)	(18,666)	(13,052)
(162,291)	(4,529)	(467)	(59,372)	(47,741)
(8,659,683)	(125,396)	(10,680)	(4,913,793)	(3,464,029)
(850,396)	—	—	(495,845)	(211,352)
(2,550,132)	(41,430)	(17,393)	(774,247)	(656,130)
(18,369,149)	(530,517)	(672,960)	(7,383,477)	(4,984,308)
—	—	—	—	—

203,393,486	1,762,188	1,949,472	3,095,252	5,907,402

209,476,716	1,595,163	2,416,407	2,802,767	17,266,770
—	3,927,407	1,511,000	77,174,324	59,907,554

$209,476,716	$5,522,570	$3,927,407	$79,977,091	$77,174,324

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP
	Growth
	Service
	Class
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(271,771)	$(384,965)
Total realized gains (losses) on investments	(435,485)	(1,687,364)
Change in net unrealized appreciation or depreciation of investments	8,565,958	3,854,234

Net increase (decrease) in net assets resulting from operations	7,858,702	1,781,905

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	5,460,859	3,066,061
Administration charges	(10,911)	(9,332)
Contingent sales charges	(40,870)	(49,910)
Contract terminations	(3,742,336)	(3,768,487)
Death benefit payments	(207,561)	(89,237)
Flexible withdrawal option payments	(339,888)	(394,785)
Transfer payments to other contracts	(4,468,309)	(4,985,354)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(3,349,016)	(6,231,044)

Total increase (decrease)	4,509,686	(4,449,139)

Net assets at beginning of period	33,789,156	38,238,295

Net assets at end of period	$38,298,842	$33,789,156

See accompanying notes.

Fidelity VIP		Fidelity VIP		Fidelity VIP II
Growth		Overseas		Contrafund
Service		Service		Service
Class 2		Class 2		Class
Division		Division		Division
2007	2006	2007	2006	2007	2006
$(78,070)	$(38,660)	$686,846	$(218,957)	$(696,211)	$(299,091)
101,890	3,267	2,980,497	185,499	34,147,279	11,449,200
1,394,319	186,391	2,377,483	3,744,132	(15,403,916)	(364,828)

1,418,139	150,998	6,044,826	3,710,674	18,047,152	10,785,281
4,586,608	3,075,629	21,422,953	24,282,769	17,185,239	23,146,783
(913)	(315)	(178,233)	(65,330)	(31,865)	(34,780)
(8,319)	(3,691)	(38,934)	(18,630)	(127,082)	(119,157)
(230,298)	(84,384)	(1,077,892)	(425,913)	(11,636,456)	(8,997,003)
(1,392)	—	(180,041)	(14,761)	(414,578)	(323,928)
(16,920)	(3,699)	(432,217)	(198,989)	(1,542,951)	(1,513,689)
(1,040,964)	(78,955)	(7,202,311)	(4,366,018)	(13,615,013)	(10,927,456)
—	—	—	—	—	—

3,287,802	2,904,585	12,313,325	19,193,128	(10,182,706)	1,230,770

4,705,941	3,055,583	18,358,151	22,903,802	7,864,446	12,016,051
4,364,661	1,309,078	35,000,168	12,096,366	118,477,727	106,461,676

$9,070,602	$4,364,661	$53,358,319	$35,000,168	$126,342,173	$118,477,727

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP II
	Contrafund
	Service
	Class 2
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(146,480)	$(28,419)
Total realized gains (losses) on investments	10,198,598	1,713,731
Change in net unrealized appreciation or depreciation of investments	(5,496,196)	(230,403)

Net increase (decrease) in net assets resulting from operations	4,555,922	1,454,909

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	22,360,186	17,924,390
Administration charges	(82,962)	(24,218)
Contingent sales charges	(21,436)	(12,484)
Contract terminations	(593,464)	(285,408)
Death benefit payments	(79,001)	(45,026)
Flexible withdrawal option payments	(319,302)	(129,874)
Transfer payments to other contracts	(6,350,099)	(2,503,370)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	14,913,922	14,924,010

Total increase (decrease)	19,469,844	16,378,919

Net assets at beginning of period	23,281,029	6,902,110

Net assets at end of period	$42,750,873	$23,281,029

See accompanying notes.

Fidelity VIP III		Goldman Sachs		Goldman Sachs
Mid Cap		Structured		VIT Mid Cap
Service		Small Cap Equity		Value Service
Class 2		Service Class I		Class I
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(53,615)	$(35,069)	$(47,127)	$(12,118)	$(84,880)	$4,604
453,329	151,565	468,331	278,790	2,952,270	1,217,970
278,037	107,362	(1,329,970)	(7,396)	(2,895,642)	(136,992)

677,751	223,858	(908,766)	259,276	(28,252)	1,085,582

3,330,933	3,515,016	2,218,893	2,846,089	9,557,030	8,936,015
(826)	(352)	(397)	(312)	(1,534)	(334)
(3,402)	(2,324)	(5,263)	(1,765)	(18,887)	(5,821)
(94,198)	(53,129)	(145,717)	(40,340)	(522,888)	(133,085)
—	—	(4,380)	—	(52,409)	—
(48,555)	(11,289)	(36,296)	(8,448)	(108,775)	(20,246)
(715,346)	(275,288)	(492,775)	(199,644)	(1,252,474)	(512,372)
—	—	—	—	—	—

2,468,606	3,172,634	1,534,065	2,595,580	7,600,063	8,264,157

3,146,357	3,396,492	625,299	2,854,856	7,571,811	9,349,739

4,393,054	996,562	4,000,632	1,145,776	12,621,326	3,271,587

$7,539,411	$4,393,054	$4,625,931	$4,000,632	$20,193,137	$12,621,326

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Government
	& High
	Quality
	Bond
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$8,931,036	$7,738,546
Total realized gains (losses) on investments	(45,887)	(1,063,572)
Change in net unrealized appreciation or depreciation of investments	556,134	814,645

Net increase (decrease) in net assets resulting from operations	9,441,283	7,489,619

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	52,595,854	51,237,859
Administration charges	(197,217)	(120,919)
Contingent sales charges	(251,766)	(336,842)
Contract terminations	(22,921,947)	(27,409,954)
Death benefit payments	(1,915,110)	(1,159,067)
Flexible withdrawal option payments	(7,200,822)	(7,246,983)
Transfer payments to other contracts	(28,756,321)	(32,654,568)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(8,647,329)	(17,690,474)

Total increase (decrease)	793,954	(10,200,855)

Net assets at beginning of period	276,598,302	286,799,157

Net assets at end of period	$277,392,256	$276,598,302

See accompanying notes.

		International
		Emerging		International
Growth		Markets		SmallCap
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(1,077,668)	$(928,296)	$(672,041)	$(1,198,121)	$96,258	$(982,250)
482,673	(2,538,476)	15,685,719	4,210,020	29,626,721	21,821,096
20,008,519	11,298,287	29,138,150	22,245,938	(19,945,496)	7,745,584

19,413,524	7,831,515	44,151,828	25,257,837	9,777,483	28,584,430
10,396,440	10,786,200	57,313,240	41,174,588	32,557,186	27,541,124
(27,906)	(27,067)	(36,986)	(20,871)	(44,542)	(41,260)
(117,010)	(148,948)	(105,679)	(67,950)	(134,328)	(135,289)
(11,836,434)	(15,103,459)	(8,572,600)	(5,042,649)	(11,316,043)	(10,067,558)
(583,681)	(311,498)	(234,366)	(86,161)	(412,907)	(123,170)
(1,440,656)	(1,489,018)	(905,130)	(659,423)	(1,006,898)	(821,517)
(7,689,073)	(6,652,910)	(32,280,061)	(18,902,123)	(23,377,974)	(19,599,964)
—	—	—	—	—	—

(11,298,320)	(12,946,700)	15,178,418	16,395,411	(3,735,506)	(3,247,634)

8,115,204	(5,115,185)	59,330,246	41,653,248	6,041,977	25,336,796
96,085,309	101,200,494	104,347,151	62,693,903	127,550,577	102,213,781

$104,200,513	$96,085,309	$163,677,397	$104,347,151	$133,592,554	$127,550,577

See accompanying notes.

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Janus Aspen
	Mid Cap
	Growth
	Service Shares
	Division
	2007	2006
Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(295,034)	$(274,939)
Total realized gains (losses) on investments	1,252,560	682,671
Change in net unrealized appreciation or depreciation of investments	2,816,020	1,671,571

Net increase (decrease) in net assets resulting from operations	3,773,546	2,079,303

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	4,840,315	3,209,439
Administration charges	(7,819)	(7,103)
Contingent sales charges	(18,485)	(18,800)
Contract terminations	(1,692,621)	(1,419,499)
Death benefit payments	(144,826)	(52,111)
Flexible withdrawal option payments	(165,218)	(136,726)
Transfer payments to other contracts	(3,388,444)	(2,678,105)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(577,098)	(1,102,905)

Total increase (decrease)	3,196,448	976,398

Net assets at beginning of period	19,322,587	18,346,189

Net assets at end of period	$22,519,035	$19,322,587

See accompanying notes.

		LargeCap
LargeCap		Stock		LargeCap
Blend		Index		Value
Division		Division		Division
2007	2006	2007	2006	2007	2006
$(1,620,667)	$(1,258,253)	$55,989	$3,436	$(295,001)	$(628,462)
9,827,640	4,833,448	4,337,636	2,482,860	9,861,437	3,458,906
(1,358,796)	18,223,956	1,288,344	16,248,616	(19,916,705)	22,939,744

6,848,177	21,799,151	5,681,969	18,734,912	(10,350,269)	25,770,188
58,960,470	66,986,175	28,947,541	37,367,616	60,637,909	62,588,396
(413,189)	(159,044)	(60,366)	(37,773)	(358,127)	(137,843)
(154,992)	(109,857)	(137,148)	(128,463)	(138,777)	(102,324)
(9,417,847)	(6,546,398)	(13,174,505)	(11,387,803)	(8,662,098)	(6,266,471)
(815,704)	(309,469)	(542,567)	(325,744)	(658,835)	(309,860)
(2,314,962)	(1,739,815)	(1,888,599)	(1,754,326)	(2,026,258)	(1,471,953)
(18,754,301)	(15,947,889)	(17,398,878)	(24,506,917)	(21,432,258)	(16,166,449)
—	—	—	—	—	—

27,089,475	42,173,703	(4,254,522)	(773,410)	27,361,556	38,133,496

33,937,652	63,972,854	1,427,447	17,961,502	17,011,287	63,903,684
192,106,445	128,133,591	152,650,034	134,688,532	173,682,669	109,778,985

$226,044,097	$192,106,445	$154,077,481	$152,650,034	$190,693,956	$173,682,669

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2006 and 2006, Except as Noted

	Lehman
	Brothers AMT
	High Income
	Bond S Class
	Division (1)
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$251,642	$88,470
Total realized gains (losses) on investments	389	(2,604)
Change in net unrealized appreciation or depreciation of investments	(292,889)	269

Net increase (decrease) in net assets resulting from operations	(40,858)	86,135

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,485,741	1,271,721
Administration charges	(38)	(60)
Contingent sales charges	(5,295)	(2,768)
Contract terminations	(146,594)	(63,286)
Death benefit payments	—	(4,239)
Flexible withdrawal option payments	(40,471)	(13,099)
Transfer payments to other contracts	(222,414)	(96,440)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	2,070,929	1,091,829

Total increase (decrease)	2,030,071	1,177,964

Net assets at beginning of period	2,063,611	885,647

Net assets at end of period	$4,093,682	$2,063,611

(1)	Represented the operations of Neuberger Berman AMT High Income Bond S Class Division until May 1, 2007 name change.
See accompanying notes.

		MidCap		MidCap
MidCap		Growth		Value
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(2,818,271)	$(947,196)	$(784,591)	$(791,335)	$(957,281)	$(1,197,221)
44,568,045	48,251,127	9,560,836	2,969,392	12,276,643	11,661,253
(12,610,018)	(5,429,630)	(3,576,354)	2,147,445	(14,908,849)	1,515,777

29,139,756	41,874,301	5,199,891	4,325,502	(3,589,487)	11,979,809
56,364,878	55,666,505	9,889,151	11,441,173	36,909,215	37,333,121
(330,735)	(195,978)	(13,240)	(12,092)	(193,825)	(76,671)
(375,397)	(420,156)	(54,986)	(57,533)	(104,814)	(87,955)
(34,013,940)	(36,371,234)	(4,815,316)	(4,744,992)	(8,897,540)	(7,300,904)
(1,605,003)	(1,065,007)	(416,857)	(75,590)	(505,543)	(247,049)
(4,535,732)	(4,145,830)	(570,512)	(555,400)	(1,448,584)	(1,317,978)
(31,640,876)	(27,505,687)	(7,021,735)	(6,456,363)	(16,339,225)	(15,808,585)
—	—	—	—	—	—

(16,136,805)	(14,037,387)	(3,003,495)	(460,797)	9,419,684	12,493,979

13,002,951	27,836,914	2,196,396	3,864,705	5,830,197	24,473,788
367,161,013	339,324,099	57,787,473	53,922,768	119,378,462	94,904,674

$380,163,964	$367,161,013	$59,983,869	$57,787,473	$125,208,659	$119,378,462

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Money
	Market
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$3,913,697	$2,827,054
Total realized gains (losses) on investments	—	—
Change in net unrealized appreciation or depreciation of investments	—	—

Net increase (decrease) in net assets resulting from operations	3,913,697	2,827,054

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	167,045,728	143,904,826
Administration charges	(83,158)	(43,345)
Contingent sales charges	(438,625)	(284,219)
Contract terminations	(40,741,716)	(28,527,008)
Death benefit payments	(347,568)	(456,823)
Flexible withdrawal option payments	(2,919,136)	(2,431,149)
Transfer payments to other contracts	(89,256,908)	(102,645,410)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	33,258,617	9,516,872

Total increase (decrease)	37,172,314	12,343,926

Net assets at beginning of period	94,506,379	82,162,453

Net assets at end of period	$131,678,693	$94,506,379

See accompanying notes.

				Neuberger
Neuberger		Neuberger		Berman AMT
Berman AMT		Berman AMT		Socially
Fasciano		Partners		Responsive
S Class		I Class		I Class
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(39,493)	$(18,941)	$(41,789)	$(10,560)	$(44,201)	$(19,301)
29,015	42,885	671,286	399,453	70,897	23,193
(50,780)	15,744	(200,086)	(48,810)	133,693	210,791

(61,258)	39,688	429,411	340,083	160,389	214,683
1,427,777	1,427,520	2,720,666	3,657,842	2,790,419	1,962,558
(280)	(58)	(1,488)	(108)	(13,032)	(4,686)
(3,420)	(1,806)	(4,155)	(2,594)	(2,913)	(1,576)
(94,690)	(41,291)	(115,037)	(59,305)	(80,653)	(36,029)
(711)	—	—	—	—	—
(3,995)	(735)	(54,387)	(7,257)	(51,351)	(16,015)
(160,869)	(55,634)	(493,158)	(141,255)	(633,091)	(372,993)
—	—	—	—	—	—

1,163,812	1,327,996	2,052,441	3,447,323	2,009,379	1,531,259

1,102,554	1,367,684	2,481,852	3,787,406	2,169,768	1,745,942
2,008,034	640,350	4,671,743	884,337	2,519,107	773,165

$3,110,588	$2,008,034	$7,153,595	$4,671,743	$4,688,875	$2,519,107

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Principal
	LifeTime
	Strategic
	Income
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(4,421)	$(110,017)
Total realized gains (losses) on investments	250,887	39,245
Change in net unrealized appreciation or depreciation of investments	(222,644)	890,547

Net increase (decrease) in net assets resulting from operations	23,822	819,775

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	10,389,388	8,273,419
Administration charges	(49,530)	(24,298)
Contingent sales charges	(19,247)	(4,582)
Contract terminations	(559,155)	(104,747)
Death benefit payments	(122,313)	—
Flexible withdrawal option payments	(443,109)	(232,741)
Transfer payments to other contracts	(928,569)	(1,681,371)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	8,267,465	6,225,680

Total increase (decrease)	8,291,287	7,045,455

Net assets at beginning of period	12,491,385	5,445,930

Net assets at end of period	$20,782,672	$12,491,385

See accompanying notes.

Principal		Principal		Principal
LifeTime		LifeTime		LifeTime
2010		2020		2030
Division		Division		Division
2007	2006	2007	2006	2007	2006

$(66,787)	$(260,015)	$(1,232,783)	$(792,450)	$(187,482)	$(100,284)
718,307	152,900	1,159,469	22,096	240,370	86,023
(131,502)	2,249,381	3,221,698	8,696,024	572,827	1,078,553

520,018	2,142,266	3,148,384	7,925,670	625,715	1,064,292
22,656,550	18,536,685	83,412,984	71,870,521	13,956,921	9,214,113
(169,772)	(81,503)	(746,192)	(209,732)	(5,180)	(1,182)
(28,469)	(12,977)	(84,448)	(37,064)	(38,877)	(18,824)
(839,247)	(296,674)	(2,402,527)	(847,347)	(1,083,510)	(430,338)
(148,243)	(46,991)	(5,144)	(159,754)	—	—
(449,937)	(237,141)	(1,349,579)	(450,397)	(84,241)	(21,307)
(4,418,408)	(6,617,950)	(4,626,403)	(8,336,536)	(1,010,190)	(1,065,887)
—	—	—	—	—	—

16,602,474	11,243,449	74,198,691	61,829,691	11,734,923	7,676,575

17,122,492	13,385,715	77,347,075	69,755,361	12,360,638	8,740,867
26,166,066	12,780,351	95,944,655	26,189,294	11,981,587	3,240,720

$43,288,558	$26,166,066	$173,291,730	$95,944,655	$24,342,225	$11,981,587

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	Principal
	LifeTime
	2040
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(84,388)	$(42,160)
Total realized gains (losses) on investments	87,956	12,112
Change in net unrealized appreciation or depreciation of investments	235,751	454,131

Net increase (decrease) in net assets resulting from operations	239,319	424,083

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	6,480,111	3,572,102
Administration charges	(2,616)	(691)
Contingent sales charges	(9,456)	(5,788)
Contract terminations	(262,408)	(132,319)
Death benefit payments	—	—
Flexible withdrawal option payments	(30,474)	(2,536)
Transfer payments to other contracts	(499,141)	(112,692)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	5,676,016	3,318,076

Total increase (decrease)	5,915,335	3,742,159

Net assets at beginning of period	5,191,353	1,449,194

Net assets at end of period	$11,106,688	$5,191,353

(1) Commenced operations May 1, 2007.
See accompanying notes.

					SAM
Principal				SAM	Conservative
LifeTime		Real Estate		Balanced	Balanced
2050		Securities		Portfolio	Portfolio
Division		Division		Division (1)	Division (1)
2007	2006	2007	2006	2007	2007
$(61,152)	$(25,320)	$(981,981)	$309,423	$(86,893)	$(18,979)
96,479	9,972	31,807,670	13,115,883	(3,105)	3,859
170,452	251,174	(61,203,593)	32,582,342	177,134	99,305

205,779	235,826	(30,377,904)	46,007,648	87,136	84,185
3,148,114	2,714,081	35,009,323	40,235,845	36,412,324	9,160,622
(1,602)	(210)	(42,965)	(46,137)	(39,538)	(7,012)
(2,589)	(2,724)	(133,155)	(145,722)	(1,329)	(1,565)
(71,683)	(62,267)	(11,933,764)	(11,311,914)	(52,326)	(117,518)
—	—	(493,361)	(566,980)	—	—
(13,127)	(151)	(1,684,000)	(1,726,837)	(69,223)	(30,758)
(790,257)	(172,996)	(55,073,957)	(24,593,554)	(1,022,416)	(427,208)
—	—	—	—	—	—

2,268,856	2,475,733	(34,351,879)	1,844,701	35,227,492	8,576,561

2,474,635	2,711,559	(64,729,783)	47,852,349	35,314,628	8,660,746
3,485,174	773,615	181,645,070	133,792,721	—	—

$5,959,809	$3,485,174	$116,915,287	$181,645,070	$35,314,628	$8,660,746

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	SAM	SAM
	Conservative	Flexible
	Growth	Income
	Portfolio	Portfolio
	Division (1)	Division (1)
	2007	2007

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(13,057)	$(1,230)
Total realized gains (losses) on investments	(1,188)	896
Change in net unrealized appreciation or depreciation of investments	32,369	15,193

Net increase (decrease) in net assets resulting from operations	18,124	14,859

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	6,979,356	1,663,232
Administration charges	(971)	(613)
Contingent sales charges	(644)	(330)
Contract terminations	(17,834)	(9,143)
Death benefit payments	—	—

Flexible withdrawal option payments	(24,076)	(4,436)
Transfer payments to other contracts	(52,182)	(144,611)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	6,883,649	1,504,099

Total increase (decrease)	6,901,773	1,518,958

Net assets at beginning of period	—	—

Net assets at end of period	$6,901,773	$1,518,958

(1) Commenced operations May 1, 2007.
See accompanying notes.

SAM
Strategic
Growth	Short Term
Portfolio	Bond		SmallCap
Division (1)	Division		Division
2007	2007	2006	2007	2006

$(24,495)	$2,638,632	$862,353	$(752,591)	$(847,987)
291	199,277	12,952	9,613,894	6,373,384
34,178	(775,739)	2,210,032	(8,429,214)	1,961,967

9,974	2,062,170	3,085,337	432,089	7,487,364
6,874,783	60,878,423	65,026,561	7,643,052	8,399,835
(796)	(495,682)	(190,796)	(11,463)	(12,807)
(557)	(107,012)	(70,643)	(60,023)	(65,437)
(15,411)	(5,969,537)	(4,444,438)	(6,220,318)	(5,714,276)
—	(549,362)	(237,166)	(244,449)	(229,622)
(2,915)	(3,227,039)	(2,685,156)	(990,475)	(894,769)
(78,855)	(17,208,162)	(24,418,649)	(7,088,354)	(8,073,020)
—	—	—	—	—

6,776,249	33,321,629	32,979,713	(6,972,030)	(6,590,096)

6,786,223	35,383,799	36,065,050	(6,539,941)	897,268
—	117,594,191	81,529,141	71,751,761	70,854,493

$6,786,223	$152,977,990	$117,594,191	$65,211,820	$71,751,761

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	SmallCap
	Growth
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(683,380)	$(666,713)
Total realized gains (losses) on investments	(819,858)	(1,332,510)
Change in net unrealized appreciation or depreciation of investments	3,245,872	5,430,781

Net increase (decrease) in net assets resulting from operations	1,742,634	3,431,558

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	9,802,660	10,721,896
Administration charges	(7,735)	(8,292)
Contingent sales charges	(56,973)	(65,066)
Contract terminations	(5,134,107)	(5,175,480)
Death benefit payments	(139,307)	(71,981)
Flexible withdrawal option payments	(385,519)	(397,314)
Transfer payments to other contracts	(6,738,576)	(6,357,486)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	(2,659,557)	(1,353,723)

Total increase (decrease)	(916,923)	2,077,835

Net assets at beginning of period	48,773,224	46,695,389

Net assets at end of period	$47,856,301	$48,773,224

See accompanying notes.

		T. Rowe Price
SmallCap		Blue Chip
Value		Growth II
Division		Division
2007	2006	2007	2006

$(1,387,585)	$(1,232,059)	$(18,061)	$(9,904)
12,256,293	12,871,584	10,147	6,716
(25,656,037)	5,413,590	132,923	76,937

(14,787,329)	17,053,115	125,009	73,749

40,756,743	37,625,778	817,202	417,431
(192,162)	(80,677)	(78)	(21)
(121,030)	(113,728)	(1,529)	(3,617)
(8,939,686)	(8,276,465)	(42,333)	(82,700)
(488,097)	(263,733)	—	(2,219)
(1,210,449)	(1,039,781)	(6,259)	(3,650)
(17,767,563)	(14,222,812)	(48,549)	(14,665)
—	—	—	—

12,037,756	13,628,582	718,454	310,559

(2,749,573)	30,681,697	843,463	384,308

126,059,611	95,377,914	1,028,135	643,827

$123,310,038	$126,059,611	$1,871,598	$1,028,135

Principal Life Insurance Company
Separate Account B
Statements of Changes in Net Assets (continued)
Years Ended December 31, 2007 and 2006, Except as Noted

	T. Rowe Price
	Health
	Science II
	Division
	2007	2006

Increase (decrease) in net assets from
Operations:
Net investment income (loss)	$(40,170)	$(19,706)
Total realized gains (losses) on investments	381,677	8,932
Change in net unrealized appreciation or depreciation of investments	70,965	129,496

Net increase (decrease) in net assets resulting from operations	412,472	118,722

Changes from principal transactions:
Purchase payments, less sales charges, per payment fees and applicable premium taxes	2,150,730	1,908,562
Administration charges	(7,774)	(2,173)
Contingent sales charges	(3,712)	(748)
Contract terminations	(102,778)	(17,106)
Death benefit payments	(3,240)	—
Flexible withdrawal option payments	(21,040)	(6,446)
Transfer payments to other contracts	(763,621)	(354,679)
Annuity payments	—	—

Increase (decrease) in net assets from principal transactions	1,248,565	1,527,410

Total increase (decrease)	1,661,037	1,646,132

Net assets at beginning of period	2,196,760	550,628

Net assets at end of period	$3,857,797	$2,196,760

(1) Commenced operations May 1, 2007.
See accompanying notes.

Templeton
Growth
Securities		West Coast
Class 2		Equity
Division		Division (1)
2007	2006	2007
$13,722	$11,349	$(4,274)
228,341	174,717	464
(194,563)	303,044	3,021

47,500	489,110	(789)

215,921	799,000	1,500,527
—	—	(20)
(1,051)	(1,546)	(34)
(357,202)	(359,768)	(930)
(7,897)	(5,116)	—
(34,321)	(26,698)	(915)
(228,583)	(153,658)	(64,700)
—	—	—

(413,133)	252,214	1,433,928

(365,633)	741,324	1,433,139

3,028,725	2,287,401	—

$2,663,092	$3,028,725	$1,433,139

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements
December 31, 2007
1. Investment and Accounting Policies
Principal Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Life Insurance Company (Principal Life) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2007, contractholder investment options include the following open-end management investment companies:

Principal Variable Contracts Fund, Inc. (1)
Asset Allocation Account
Balanced Account
Bond Account
Capital Value Account
Diversified International Account
Equity Growth Account
Equity Income I Account (5)
Equity Value Account (3)
Government & High Quality Bond Account
Growth Account
International Emerging Markets Account
International SmallCap Account
LargeCap Blend Account
LargeCap Stock Index Account
LargeCap Value Account
MidCap Account
MidCap Growth Account
MidCap Value Account
Money Market Account
Principal LifeTime Strategic Income Account (3)
Principal LifeTime 2010 Account (3)
Principal LifeTime 2020 Account (3)
Principal LifeTime 2030 Account (3)
Principal LifeTime 2040 Account (3)
Principal LifeTime 2050 Account (3)
Real Estate Securities Account
Short Term Bond Account (2)
SmallCap Account
SmallCap Growth Account
SmallCap Value Account
Strategic Asset Management Portfolio – Balanced Portfolio Account (6)
Strategic Asset Management Portfolio – Conservative Balanced Portfolio Account (6)
Strategic Asset Management Portfolio – Conservative Growth Portfolio Account (6)
Strategic Asset Management Portfolio – Flexible Income Portfolio Account (6)
Strategic Asset Management Portfolio – Strategic Growth Portfolio Account (6)
West Coast Equity Account (6)

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
1. Investment and Accounting Policies (continued)

AIM V.I. Basic Value Fund – Series I (3)
AIM V.I. Capital Appreciation Fund – Series I (4)
AIM V.I. Core Equity Fund – Series I
AIM V.I. Dynamics Fund – Series I
AIM V.I. Global Health Care Fund – Series I
AIM V.I. Small Cap Equity Fund – Series I (3)
AIM V.I. Technology Fund – Series I
Alliance Bernstein VP Series Fund, Inc:
Small Cap Growth Portfolio – Class A (3)
American Century Variable Portfolios, Inc:
VP Income & Growth Fund – I
VP Inflation Protection Fund – II (3)
VP Ultra Fund – I
VP Ultra Fund – II (3)
VP Value Fund – II
VP Vista Fund – I (3)
Dreyfus Investment Portfolios:
Technology Growth Portfolio – Service Shares (3)
Fidelity Variable Insurance Products Fund:
Equity-Income Portfolio – SC2
Growth Portfolio – SC
Growth Portfolio – SC2 (3)
Overseas Portfolio – SC2 (3)
Fidelity Variable Insurance Products Fund II:
Contrafund Portfolio – SC
Contrafund Portfolio – SC2 (3)
Fidelity Variable Insurance Products Fund III:
Mid Cap Portfolio – SC2 (3)
Franklin Templeton VIP Trust:
Templeton Growth Securities Fund – Class 2
Goldman Sachs Variable Insurance Trust:
Mid Cap Value Fund – SC I (3)
Structured Small Cap Equity Fund – SC I (3)
Janus Aspen Series Mid Cap Growth Portfolio
Lehman Brothers High Income Bond – S Class, formerly Neuberger Berman AMT High Income Bond Portfolio, S Class until May 1, 2007 name change (3)
Neuberger Berman AMT Fasciano Portfolio – S Class (3)
Neuberger Berman AMT Partners Portfolio – I Class (3)
Neuberger Berman AMT Socially Responsive Portfolio – I Class (3)
T. Rowe Price Blue Chip Growth Portfolio – II (3)
T. Rowe Price Health Sciences Portfolio – II (3)
(1) Organized by Principal Life Insurance Company.
(2) Commenced operations May 17, 2003.
(3) Commenced operations January 4, 2005.
(4) Commenced operations April 28, 2006.
(5) Commenced operations January 5, 2007.
(6) Commenced operations May 1, 2007.
Commencement of operations date is the date that the division became available to contractholders.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
1. Investment and Accounting Policies (continued)
Investments are stated at the closing net asset values per share on December 31, 2007.
The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.
Separate Account B supports the following variable annuity contracts of Principal Life: Bankers Flexible Annuity; Pension Builder Plus; Pension Builder Plus – Rollover IRA; Personal Variable; Premier Variable; Principal Freedom Variable Annuity; Principal Freedom 2 Variable Annuity; The Principal Variable Annuity; The Principal Variable Annuity with Purchase Payment Credit Rider; Principal Investment Plus Variable Annuity, and Principal Investment Plus Variable Annuity with Purchase Rider. Principal Life no longer accepts contributions for Bankers Flexible Annuity Contracts, Pension Builder Plus Contracts and Pension Builder Plus-Rollover IRA Contracts. Contractholders are being given the option of withdrawing their funds or transferring to another contract. Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1998.
Recent Accounting Pronouncements
On September 15, 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS 157). This standard, which provides guidance for using fair value to measure assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not expand the use of fair value in any new circumstances. SFAS 157 establishes a fair value hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The adoption of SFAS 157 on January 1, 2008, will not have a material impact on the financial statements.
Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements and accompanying notes of Separate Account B requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions
Principal Life is compensated for the following expenses:
Bankers Flexible Annuity Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant’s account is deducted as compensation for administrative expenses.

Pension Builder Plus and Pension Builder Plus – Rollover IRA Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.50% (1% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7% may be deducted from withdrawals made during the first ten years of a contract, except for withdrawals related to death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant’s investment account values and the number of participants under the retirement plan and their participant investment account value.

Personal Variable Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.64% of the asset value of each contract. A contingent sales charge of up to 5% may be deducted from withdrawals from an investment account during the first seven years from the date the first contribution which relates to such participant is accepted by Principal Life. This charge does not apply to withdrawals made from investment accounts which correlate to a plan participant as a result of the plan participant’s death or permanent disability. An annual administration charge of $34 for each participant’s account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis.

Premier Variable Contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.42% of the asset value of each contract. The Contractholder must also pay contract administration charges. The annual charge ranges from a minimum charge of $2,150 to $7,725 plus 0.03% of account values greater than $30,000,000. The amount varies by Plan document and account balance of contract. Recordkeeping charges are also paid by the Contractholder. The annual charge ranges from $2,250 to $25,316 plus $10 per participant. The amount varies by total plan participants. There were no contingent sales charges provided for in these contracts.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Principal Freedom Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.85% of the asset value of each contract. A contingent sales charge up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division.

Principal Freedom 2 Variable Annuity – Mortality and expenses risk assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 0.95% of the asset value of each contract. A contingent sales charge up to 3% may be deducted from the withdrawals made during the first four years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health facility, or terminal illness. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division.

The Principal Variable Annuity – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to

6% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2% of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. Effective November 27, 2000, Principal Life added a purchase payment credit rider to the contract, at an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value.

The Principal Investment Plus Variable Annuity — Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a reduction of the unit value equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for withdrawals related to death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lesser of 2% of the accumulated value or $30 is deducted at the end of the contract year.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. An optional premium payment credit rider can be added to the product at an annual rate of 0.6%. For electing participants, the rider is deducted from the daily unit value.
During the year ended December 31, 2007, management fees were paid indirectly to Principal Management Corporation (wholly owned by Principal Financial Services, Inc.), an affiliate of Principal Life, in its capacity as advisor to Principal Variable Contracts Fund, Inc. Investment advisory and management fees are computed on an annual rate of 0.25% of the average daily net assets of the LargeCap Stock Index Account and 0.1225% of the average daily net assets of the Principal LifeTime Accounts. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion.
The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $100 million increase in net asset value above the initial $100 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $400 million. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $100 million of net asset value to net asset values of over $400 million:

Account	Fee Range
Bond, Government & High Quality Bond, Money Market, Short Term Bond	0.50 – 0.30%
Balanced, Equity Income I	0.60 – 0.40
MidCap	0.65 – 0.45
Asset Allocation, Equity Growth	0.80 – 0.60
Equity Value, SmallCap	0.85 – 0.65
MidCap Growth, Real Estate Securities	0.90 – 0.70
SmallCap Growth	1.00 – 0.80
SmallCap Value	1.10 – 0.90
International SmallCap	1.20 – 1.00

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
The investment advisory and management fees for the West Coast Equity Account of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which is 0.625% for amounts below $500 million and 0.50% for amounts above $500 million.
The investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $250 million increase in net asset value above the initial $250 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $1 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $250 million of net asset value to net asset values of over $1 billion:

Account	Fee Range
Capital Value	0.60 – 0.40%
LargeCap Blend, LargeCap Value	0.75 – 0.55
Diversified International	0.85 – 0.65
MidCap Value	1.05 – 0.85
International Emerging Markets	1.25 – 1.05

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
2. Expenses and Related Party Transactions (continued)
Effective January 8, 2007, the investment advisory and management fees for certain Accounts of the Principal Variable Contracts Fund, Inc. are based on an annual rate of the average daily net assets, which decreases by 0.05% for each $500 million increase in net asset value above the initial $500 million of net assets for each Account, with the final decrease in the annual rate occurring when net assets exceed $3 billion. This rate structure applies to the Accounts in the following table, which discloses the fee range for each Account from the first $500 million of net asset value to net asset values of over $3 billion:

Account	Fee Range
Growth	0.68 – 0.51%
On January 8, 2007, the investment advisory and management fee for Growth Account was revised. From January 1, 2007 through January 8, 2007, the annual rates used in the calculation were 0.60% of the first $250 million, 0.55% of the next $250 million, 0.50% of the next $250 million, 0.45% of the next $250 million, and 0.40% over $1 billion
3. Federal Income Taxes
The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of purchases and proceeds from sales of investments were as follows during the year ended December 31, 2007:

Division	Purchases	Sales

AIM V.I. Basic Value Series I Division:
Principal Investment Plus Variable Annuity	$1,054,241	$749,382
Principal Investment Plus Variable Annuity With Purchase Rider	336,199	162,492

AIM V.I. Capital Appreciation Series I Division:
The Principal Variable Annuity	670,255	3,384,931
The Principal Variable Annuity With Purchase Payment Credit Rider	146,582	619,835

AIM V.I. Core Equity Series I Division:
The Principal Variable Annuity	2,676,603	11,078,614
The Principal Variable Annuity With Purchase Payment Credit Rider	898,694	2,187,891

AIM V.I. Dynamics Series I Division:
The Principal Variable Annuity	1,781,079	1,227,304
The Principal Variable Annuity With Purchase Payment Credit Rider	949,822	523,459

AIM V.I. Global Health Care Series I Division:
The Principal Variable Annuity	864,216	1,961,875
The Principal Variable Annuity With Purchase Payment Credit Rider	601,475	963,821

AIM V.I. Small Cap Equity Series I Division:
The Principal Variable Annuity	3,767,985	712,686
The Principal Variable Annuity With Purchase Payment Credit Rider	1,891,288	215,213
Principal Investment Plus Variable Annuity	467,185	99,123
Principal Investment Plus Variable Annuity With Purchase Rider	363,201	42,713

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

AIM V.I. Technology Series I Division:
The Principal Variable Annuity	$974,685	$1,035,868
The Principal Variable Annuity With Purchase Payment Credit Rider	550,015	536,766

Alliance Bernstein VP Series Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	579,412	210,650
Principal Investment Plus Variable Annuity With Purchase Rider	357,805	21,548

American Century VP II Inflation Protection Division:
Principal Investment Plus Variable Annuity	29,953,820	10,433,311
Principal Investment Plus Variable Annuity With Purchase Rider	8,940,050	3,468,028

American Century VP II Ultra Division:
Principal Investment Plus Variable Annuity	18,937,827	10,453,496
Principal Investment Plus Variable Annuity With Purchase Rider	5,911,766	3,711,702

American Century VP II Value Division:
The Principal Variable Annuity	7,566,541	6,292,394
The Principal Variable Annuity With Purchase Payment Credit Rider	3,456,964	3,649,206

American Century VP Income & Growth Division:
Principal Freedom Variable Annuity	369,235	1,080,025
Principal Freedom 2 Variable Annuity	164,911	4,227
The Principal Variable Annuity	2,176,721	4,832,246
The Principal Variable Annuity With Purchase Payment Credit Rider	717,998	1,088,193

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

American Century VP Ultra Division:
The Principal Variable Annuity	$608,629	$1,726,459
The Principal Variable Annuity With Purchase Payment Credit Rider	492,152	897,236

American Century VP Vista Division:
Principal Investment Plus Variable Annuity	1,104,987	322,479
Principal Investment Plus Variable Annuity With Purchase Rider	1,130,382	84,450

Asset Allocation Division:
Premier Variable	119,258	32,539
The Principal Variable Annuity	9,035,433	15,967,617
The Principal Variable Annuity With Purchase Payment Credit Rider	1,735,862	2,303,881
Principal Investment Plus Variable Annuity	3,521,366	1,201,525
Principal Investment Plus Variable Annuity With Purchase Rider	2,393,169	1,006,373

Balanced Division:
Personal Variable	170,320	68,729
Premier Variable	740,652	819,850
The Principal Variable Annuity	7,528,769	15,752,491
The Principal Variable Annuity With Purchase Payment Credit Rider	2,418,537	3,049,366

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Bond Division:
Personal Variable	$49,374	$30,667
Premier Variable	1,110,234	690,751
Principal Freedom Variable Annuity	1,479,863	2,961,672
Principal Freedom 2 Variable Annuity	585,477	189,773
The Principal Variable Annuity	29,646,886	32,735,746
The Principal Variable Annuity With Purchase Payment Credit Rider	13,938,775	14,343,203
Principal Investment Plus Variable Annuity	47,221,642	10,946,953
Principal Investment Plus Variable Annuity With Purchase Rider	14,721,635	4,868,787

Capital Value Division:
Bankers Flexible Annuity	168,416	331,933
Pension Builder Plus	223,050	299,536
Pension Builder Plus – Rollover IRA	268,833	319,662
Personal Variable	275,444	166,456
Premier Variable	2,435,790	1,955,179
Principal Freedom Variable Annuity	1,094,761	1,926,015
Principal Freedom 2 Variable Annuity	586,487	45,671
The Principal Variable Annuity	16,103,077	30,507,430
The Principal Variable Annuity With Purchase Payment Credit Rider	6,675,144	5,262,825
Principal Investment Plus Variable Annuity	7,977,616	1,984,969
Principal Investment Plus Variable Annuity With Purchase Rider	2,977,911	605,656

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Diversified International Division:
Personal Variable	$246,578	$107,885
Premier Variable	2,643,210	1,647,067
Principal Freedom Variable Annuity	2,096,738	2,658,996
Principal Freedom 2 Variable Annuity	1,764,779	349,523
The Principal Variable Annuity	42,680,852	46,486,617
The Principal Variable Annuity With Purchase Payment Credit Rider	15,599,389	13,458,068
Principal Investment Plus Variable Annuity	21,179,296	5,370,491
Principal Investment Plus Variable Annuity With Purchase Rider	6,191,399	2,452,749

Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	220,223	53,465
Principal Investment Plus Variable Annuity With Purchase Rider	375,971	63,481

Equity Growth Division:
Premier Variable	51,520	5,769
Principal Freedom Variable Annuity	2,887,729	313,732
Principal Freedom 2 Variable Annuity	86,068	8,777
The Principal Variable Annuity	17,528,218	35,730,068
The Principal Variable Annuity With Purchase Payment Credit Rider	8,702,568	5,094,809
Principal Investment Plus Variable Annuity	2,587,175	579,367
Principal Investment Plus Variable Annuity With Purchase Rider	1,108,155	318,477

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Equity Income I Division:
Premier Variable	$199,067	$107,509
The Principal Variable Annuity	54,842,392	11,540,107
The Principal Variable Annuity With Purchase Payment Credit Rider	18,034,975	3,486,723
Principal Investment Plus Variable Annuity	128,942,748	13,918,383
Principal Investment Plus Variable Annuity With Purchase Rider	42,506,704	4,743,566

Equity Value Division:
Principal Investment Plus Variable Annuity	2,065,304	398,414
Principal Investment Plus Variable Annuity With Purchase Rider	982,195	391,446

Fidelity VIP Equity – Income Service Class 2 Division:
The Principal Variable Annuity	11,602,115	9,016,725
The Principal Variable Annuity With Purchase Payment Credit Rider	5,142,525	4,221,829
Principal Investment Plus Variable Annuity	6,748,575	924,658
Principal Investment Plus Variable Annuity With Purchase Rider	1,345,736	683,336

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	4,303,363	7,273,489
The Principal Variable Annuity With Purchase Payment Credit Rider	1,411,303	2,030,401

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	3,034,458	728,651
Principal Investment Plus Variable Annuity With Purchase Rider	1,578,342	668,799

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	$18,055,422	$6,891,466
Principal Investment Plus Variable Annuity With Purchase Rider	7,184,188	2,855,475

Fidelity VIP II Contrafund Service Class Division:
The Principal Variable Annuity	33,048,482	22,099,523
The Principal Variable Annuity With Purchase Payment Credit Rider	15,687,557	6,986,056

Fidelity VIP II Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	25,897,136	5,575,430
Principal Investment Plus Variable Annuity With Purchase Rider	6,870,971	2,313,820

Fidelity VIP III Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	2,981,871	546,169
Principal Investment Plus Variable Annuity With Purchase Rider	817,942	399,437

Goldman Sachs Structured Small Cap Equity Service Class I Division:
Principal Investment Plus Variable Annuity	2,017,675	423,962
Principal Investment Plus Variable Annuity With Purchase Rider	727,311	327,530

Goldman Sachs VIT Mid Cap Value Service Class I Division:
Principal Investment Plus Variable Annuity	9,361,562	1,375,968
Principal Investment Plus Variable Annuity With Purchase Rider	3,304,568	825,280

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Government & High Quality Bond Division:
Pension Builder Plus	$7,143	$11,763
Pension Builder Plus – Rollover IRA	2,468	7,388
Personal Variable	49,593	27,507
Premier Variable	1,127,819	689,637
Principal Freedom Variable Annuity	728,638	1,613,830
Principal Freedom 2 Variable Annuity	268,205	69,721
The Principal Variable Annuity	25,719,061	39,435,656
The Principal Variable Annuity With Purchase Payment Credit Rider	12,312,420	15,469,002
Principal Investment Plus Variable Annuity	17,595,708	4,640,945
Principal Investment Plus Variable Annuity With Purchase Rider	7,534,470	3,096,369

Growth Division:
Personal Variable	297,279	266,189
Premier Variable	1,154,784	1,293,361
The Principal Variable Annuity	3,309,496	17,480,897
The Principal Variable Annuity With Purchase Payment Credit Rider	2,041,325	3,015,045
Principal Investment Plus Variable Annuity	2,686,041	509,516
Principal Investment Plus Variable Annuity With Purchase Rider	1,072,820	372,725

International Emerging Markets Division:
Premier Variable	849,921	502,161
The Principal Variable Annuity	31,841,315	24,465,614
The Principal Variable Annuity With Purchase Payment Credit Rider	12,588,527	10,915,346
Principal Investment Plus Variable Annuity	16,550,300	4,947,388
Principal Investment Plus Variable Annuity With Purchase Rider	7,425,026	3,224,692

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

International SmallCap Division:
Premier Variable	$301,696	$186,636
The Principal Variable Annuity	28,808,566	25,559,277
The Principal Variable Annuity With Purchase Payment Credit Rider	10,597,543	7,384,516
Principal Investment Plus Variable Annuity	13,500,216	3,742,365
Principal Investment Plus Variable Annuity With Purchase Rider	4,860,752	1,395,867

Janus Aspen Mid Cap Growth Service Shares Division:
The Principal Variable Annuity	3,716,525	3,330,620
The Principal Variable Annuity With Purchase Payment Credit Rider	1,253,992	2,396,450

LargeCap Blend Division:
The Principal Variable Annuity	12,191,617	14,013,322
The Principal Variable Annuity With Purchase Payment Credit Rider	5,284,535	7,065,162
Principal Investment Plus Variable Annuity	38,072,229	10,114,969
Principal Investment Plus Variable Annuity With Purchase Rider	12,089,660	3,740,424

LargeCap Stock Index Division:
Premier Variable	389,776	340,419
Principal Freedom Variable Annuity	1,226,146	3,845,343
Principal Freedom 2 Variable Annuity	1,064,138	450,382
The Principal Variable Annuity	10,242,565	19,158,304
The Principal Variable Annuity With Purchase Payment Credit Rider	6,502,976	7,537,282
Principal Investment Plus Variable Annuity	8,672,619	2,495,311
Principal Investment Plus Variable Annuity With Purchase Rider	3,018,408	1,488,120

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

LargeCap Value Division:
The Principal Variable Annuity	$13,968,552	$17,484,173
The Principal Variable Annuity With Purchase Payment Credit Rider	5,975,779	6,133,045
Principal Investment Plus Variable Annuity	37,684,157	8,782,459
Principal Investment Plus Variable Annuity With Purchase Rider	11,894,147	3,546,740

Lehman Brothers AMT High Income Bond S Class Division:
Principal Investment Plus Variable Annuity	2,102,369	289,857
Principal Investment Plus Variable Annuity With Purchase Rider	680,369	170,310

MidCap Division:
Personal Variable	320,223	226,776
Premier Variable	2,038,772	1,833,469
Principal Freedom Variable Annuity	989,134	1,549,194
Principal Freedom 2 Variable Annuity	352,372	28,159
The Principal Variable Annuity	36,728,912	51,876,755
The Principal Variable Annuity With Purchase Payment Credit Rider	16,288,682	11,587,708
Principal Investment Plus Variable Annuity	27,750,978	7,750,423
Principal Investment Plus Variable Annuity With Purchase Rider	9,026,472	2,825,646

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

MidCap Growth Division:
Premier Variable	$238,508	$195,734
Principal Freedom Variable Annuity	350,024	463,413
Principal Freedom 2 Variable Annuity	151,250	14,274
The Principal Variable Annuity	9,228,592	8,322,330
The Principal Variable Annuity With Purchase Payment Credit Rider	3,396,580	3,747,004
Principal Investment Plus Variable Annuity	3,001,402	645,556
Principal Investment Plus Variable Annuity With Purchase Rider	1,324,977	357,187

MidCap Value Division:
Premier Variable	399,344	295,854
Principal Freedom Variable Annuity	1,398,993	2,322,376
Principal Freedom 2 Variable Annuity	575,544	183,313
The Principal Variable Annuity	13,241,958	13,624,907
The Principal Variable Annuity With Purchase Payment Credit Rider	5,986,888	5,373,227
Principal Investment Plus Variable Annuity	20,768,139	5,574,047
Principal Investment Plus Variable Annuity With Purchase Rider	5,929,797	1,892,138

Money Market Division:
Pension Builder Plus	28,491	33,533
Pension Builder Plus — Rollover IRA	363	117
Personal Variable	759,987	639,290
Premier Variable	3,203,559	2,221,293
Principal Freedom Variable Annuity	2,020,887	2,352,448
Principal Freedom 2 Variable Annuity	1,071,582	760,209
The Principal Variable Annuity	88,028,739	73,163,281
The Principal Variable Annuity With Purchase Payment Credit Rider	28,210,865	17,833,431
Principal Investment Plus Variable Annuity	31,298,864	23,722,534
Principal Investment Plus Variable Annuity With Purchase Rider	17,876,103	14,600,990

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Neuberger Berman AMT Fasciano S Class Division:
Principal Investment Plus Variable Annuity	$876,838	$186,181
Principal Investment Plus Variable Annuity With Purchase Rider	572,577	117,277

Neuberger Berman AMT Partners I Class Division:
Principal Investment Plus Variable Annuity	2,821,490	416,675
Principal Investment Plus Variable Annuity With Purchase Rider	600,466	335,462

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	2,430,000	710,914
Principal Investment Plus Variable Annuity With Purchase Rider	377,606	117,937

Principal LifeTime Strategic Income Division:
Principal Freedom 2 Variable Annuity	1,768,548	95,241
The Principal Variable Annuity	765,500	958
Principal Investment Plus Variable Annuity	6,418,046	1,438,691
Principal Investment Plus Variable Annuity With Purchase Rider	1,794,029	807,048

Principal LifeTime 2010 Division:
Principal Freedom 2 Variable Annuity	3,576,029	432,910
The Principal Variable Annuity	299,384	273
The Principal Variable Annuity With Purchase Pay Credit Rider	71,702	130
Principal Investment Plus Variable Annuity	17,009,176	5,182,104
Principal Investment Plus Variable Annuity With Purchase Rider	2,476,599	912,504

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Principal LifeTime 2020 Division:
Principal Freedom 2 Variable Annuity	$6,437,013	$463,392
The Principal Variable Annuity	190,852	746
The Principal Variable Annuity With Purchase Pay Credit Rider	108,267	79
Principal Investment Plus Variable Annuity	57,176,421	7,531,664
Principal Investment Plus Variable Annuity With Purchase Rider	21,059,620	3,140,891

Principal LifeTime 2030 Division:
Principal Freedom 2 Variable Annuity	2,933,383	42,656
The Principal Variable Annuity	92,372	85
The Principal Variable Annuity With Purchase Pay Credit Rider	18,378	—
Principal Investment Plus Variable Annuity	7,894,078	1,655,145
Principal Investment Plus Variable Annuity With Purchase Rider	3,208,636	777,438

Principal LifeTime 2040 Division:
Principal Freedom 2 Variable Annuity	421,788	4,708
The Principal Variable Annuity	33,426	31
Principal Investment Plus Variable Annuity	4,501,700	636,434
Principal Investment Plus Variable Annuity With Purchase Rider	1,581,600	270,497

Principal LifeTime 2050 Division:
Principal Freedom 2 Variable Annuity	246,901	21,158
The Principal Variable Annuity	29,785	35
Principal Investment Plus Variable Annuity	2,187,224	787,988
Principal Investment Plus Variable Annuity With Purchase Rider	719,905	141,850

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Real Estate Securities Division:
Premier Variable	$357,575	$762,219
Principal Freedom 2 Variable Annuity	359,112	76,630
The Principal Variable Annuity	24,303,868	44,489,914
The Principal Variable Annuity With Purchase Payment Credit Rider	14,278,453	18,919,654
Principal Investment Plus Variable Annuity	10,418,608	4,598,402
Principal Investment Plus Variable Annuity With Purchase Rider	4,428,762	2,788,922

SAM Balanced Portfolio Division:
Principal Freedom 2 Variable Annuity	69,669	41,371
The Principal Variable Annuity	1,038,144	23
The Principal Variable Annuity With Purchase Payment Credit Rider	269,162	7,469
Principal Investment Plus Variable Annuity	25,002,714	1,120,946
Principal Investment Plus Variable Annuity With Purchase Rider	10,037,375	106,656

SAM Conservative Balanced Portfolio Division:
The Principal Variable Annuity	373,697	108,706
The Principal Variable Annuity With Purchase Payment Credit Rider	341,326	345
Principal Investment Plus Variable Annuity	6,465,102	379,894
Principal Investment Plus Variable Annuity With Purchase Rider	1,990,835	121,623

SAM Conservative Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	75,196	1,304
The Principal Variable Annuity	560,121	549
The Principal Variable Annuity With Purchase Payment Credit Rider	247,487	—
Principal Investment Plus Variable Annuity	4,260,518	58,198
Principal Investment Plus Variable Annuity With Purchase Rider	1,848,770	61,449

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

SAM Flexible Income Portfolio Division:
The Principal Variable Annuity	$54,042	$231
The Principal Variable Annuity With Purchase Payment Credit Rider	197,057	—
Principal Investment Plus Variable Annuity	1,262,137	160,450
Principal Investment Plus Variable Annuity With Purchase Rider	152,730	1,754

SAM Strategic Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	8,964	192
The Principal Variable Annuity	460,676	471
The Principal Variable Annuity With Purchase Payment Credit Rider	62,661	—
Principal Investment Plus Variable Annuity	4,146,436	28,126
Principal Investment Plus Variable Annuity With Purchase Rider	2,200,409	98,603

Short Term Bond Division:
Principal Freedom Variable Annuity	386,632	859,893
Principal Freedom 2 Variable Annuity	84,750	9,742
The Principal Variable Annuity	8,101,665	8,829,597
The Principal Variable Annuity With Purchase Payment Credit Rider	5,834,359	5,374,249
Principal Investment Plus Variable Annuity	38,371,897	9,415,168
Principal Investment Plus Variable Annuity With Purchase Rider	12,658,892	4,989,285

SmallCap Division:
Premier Variable	21,925	3,578
Principal Freedom Variable Annuity	1,263,981	1,677,651
Principal Freedom 2 Variable Annuity	207,671	57,416
The Principal Variable Annuity	10,235,082	10,291,222
The Principal Variable Annuity With Purchase Payment Credit Rider	3,753,619	3,556,405

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

SmallCap Growth Division:
Premier Variable	$111,519	$102,580
Principal Freedom Variable Annuity	46,417	261,082
Principal Freedom 2 Variable Annuity	212,947	16,739
The Principal Variable Annuity	5,130,467	10,375,228
The Principal Variable Annuity With Purchase Payment Credit Rider	1,215,177	1,725,442
Principal Investment Plus Variable Annuity	2,342,219	423,256
Principal Investment Plus Variable Annuity With Purchase Rider	743,914	241,270

SmallCap Value Division:
Premier Variable	147,451	178,049
Principal Freedom 2 Variable Annuity	427,420	19,437
The Principal Variable Annuity	12,484,003	16,693,331
The Principal Variable Annuity With Purchase Payment Credit Rider	5,648,889	6,116,300
Principal Investment Plus Variable Annuity	24,835,284	5,539,304
Principal Investment Plus Variable Annuity With Purchase Rider	7,039,547	2,021,661

T. Rowe Price Blue Chip Growth II Division:
Principal Investment Plus Variable Annuity	559,924	83,409
Principal Investment Plus Variable Annuity With Purchase Rider	258,748	34,870

T. Rowe Price Health Science II Division:
Principal Investment Plus Variable Annuity	1,878,486	664,793
Principal Investment Plus Variable Annuity With Purchase Rider	549,853	277,542

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
4. Purchases and Sales of Investments (continued)

Division	Purchases	Sales

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	$376,845	$653,732

West Coast Equity Division:
Principal Freedom 2 Variable Annuity	23,281	871
Principal Investment Plus Variable Annuity	1,027,153	69,457
Principal Investment Plus Variable Annuity With Purchase Rider	451,807	849

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding
Transactions in units were as follows for each of the years ended December 31:

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

AIM V.I. Basic Value Series I Division:
Principal Investment Plus Variable Annuity	72,017	52,526	44,769	299
Principal Investment Plus Variable Annuity With Purchase Rider	22,966	11,389	24,831	261

AIM V.I. Capital Appreciation Series I Division:
The Principal Variable Annuity	63,498	305,130	1,604,644	265,541
The Principal Variable Annuity With Purchase Payment Credit Rider	13,887	55,874	262,395	22,791

AIM V.I. Core Equity Series I Division:
The Principal Variable Annuity	206,666	964,295	2,712,521	1,023,089
The Principal Variable Annuity With Purchase Payment Credit Rider	69,390	190,437	817,295	198,050

AIM V.I. Dynamics Series I Division:
The Principal Variable Annuity	159,915	107,558	74,055	67,373
The Principal Variable Annuity With Purchase Payment Credit Rider	85,280	45,875	48,257	40,852

AIM V.I. Global Health Care Series I Division:
The Principal Variable Annuity	75,788	159,510	75,291	142,787
The Principal Variable Annuity With Purchase Payment Credit Rider	52,747	78,363	107,748	127,105

AIM V.I. Small Cap Equity Series I Division:
The Principal Variable Annuity	246,997	44,848	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	123,977	13,543	—	—
Principal Investment Plus Variable Annuity	30,139	5,701	20,580	1,631
Principal Investment Plus Variable Annuity With Purchase Rider	23,430	2,456	23,057	169

AIM V.I. Technology Series I Division:
The Principal Variable Annuity	154,636	155,384	126,710	204,622
The Principal Variable Annuity With Purchase Payment Credit Rider	87,261	80,517	140,942	171,507

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Alliance Bernstein VP Series Small Cap Growth Class A Division:
Principal Investment Plus Variable Annuity	37,879	12,818	39,842	4,441
Principal Investment Plus Variable Annuity With Purchase Rider	23,391	1,311	16,806	1,340

American Century VP II Inflation Protection Division:
Principal Investment Plus Variable Annuity	2,650,485	914,769	2,686,844	524,266
Principal Investment Plus Variable Annuity With Purchase Rider	791,067	304,069	1,045,307	228,269

American Century VP II Ultra Division:
Principal Investment Plus Variable Annuity	1,640,622	824,694	2,246,146	443,055
Principal Investment Plus Variable Annuity With Purchase Rider	512,148	292,822	918,663	258,638

American Century VP II Value Division:
The Principal Variable Annuity	289,522	398,786	428,487	370,493
The Principal Variable Annuity With Purchase Payment Credit Rider	132,275	231,271	263,013	192,426

American Century VP Income & Growth Division:
Principal Freedom Variable Annuity	18,884	80,603	127,862	116,010
Principal Freedom 2 Variable Annuity	13,988	282	—	—
The Principal Variable Annuity	140,073	360,625	178,512	311,947
The Principal Variable Annuity With Purchase Payment Credit Rider	46,204	81,211	77,006	155,708

American Century VP Ultra Division:
The Principal Variable Annuity	62,700	173,668	69,732	132,150
The Principal Variable Annuity With Purchase Payment Credit Rider	50,701	90,255	66,394	78,502

American Century VP Vista Division:
Principal Investment Plus Variable Annuity	66,262	18,104	33,596	12,000
Principal Investment Plus Variable Annuity With Purchase Rider	67,785	4,741	5,161	104

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Asset Allocation Division:
Premier Variable	82,109	23,285	1,881	108,196
The Principal Variable Annuity	210,065	594,601	171,970	660,319
The Principal Variable Annuity With Purchase Payment Credit Rider	40,357	85,792	76,710	149,270
Principal Investment Plus Variable Annuity	128,381	44,573	133,369	34,993
Principal Investment Plus Variable Annuity With Purchase Rider	87,249	37,333	100,038	25,974

Balanced Division:
Personal Variable	63,687	27,601	46,700	45,001
Premier Variable	279,403	347,742	496,201	1,182,858
The Principal Variable Annuity	277,672	699,434	254,827	923,924
The Principal Variable Annuity With Purchase Payment Credit Rider	89,199	135,396	107,091	144,954

Bond Division:
Personal Variable	16,376	13,734	15,435	40,495
Premier Variable	455,656	317,212	640,111	1,069,740
Principal Freedom Variable Annuity	62,389	204,036	244,757	223,326
Principal Freedom 2 Variable Annuity	55,248	17,860	5,148	—
The Principal Variable Annuity	1,218,545	1,615,184	1,207,660	2,046,575
The Principal Variable Annuity With Purchase Payment Credit Rider	572,911	707,695	612,636	623,084
Principal Investment Plus Variable Annuity	2,334,772	528,923	2,235,096	413,274
Principal Investment Plus Variable Annuity With Purchase Rider	727,879	235,245	891,238	208,587

Capital Value Division:
Bankers Flexible Annuity	—	7,480	—	3,981
Pension Builder Plus	318	33,804	213	32,603
Pension Builder Plus – Rollover IRA	795	9,904	928	16,173
Personal Variable	43,341	43,192	41,544	49,884
Premier Variable	382,621	512,683	897,758	1,582,528
Principal Freedom Variable Annuity	43,469	149,379	219,757	139,854
Principal Freedom 2 Variable Annuity	49,790	3,726	2,009	—
The Principal Variable Annuity	248,423	959,978	364,750	1,226,653
The Principal Variable Annuity With Purchase Payment Credit Rider	102,978	165,605	96,276	117,686
Principal Investment Plus Variable Annuity	243,430	62,182	150,650	25,014
Principal Investment Plus Variable Annuity With Purchase Rider	90,868	18,973	105,406	7,247

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Diversified International Division:
Personal Variable	43,977	32,651	38,560	10,259
Premier Variable	585,978	503,339	1,105,938	1,558,734
Principal Freedom Variable Annuity	66,138	146,538	296,918	185,717
Principal Freedom 2 Variable Annuity	128,299	27,460	6,064	—
The Principal Variable Annuity	813,693	1,494,198	1,111,032	1,633,791
The Principal Variable Annuity With Purchase Payment Credit Rider	297,396	432,576	411,113	411,679
Principal Investment Plus Variable Annuity	636,425	171,409	509,038	81,499
Principal Investment Plus Variable Annuity With Purchase Rider	186,048	78,284	199,920	24,281

Dreyfus IP Technology Growth Service Shares Division:
Principal Investment Plus Variable Annuity	16,872	3,762	19,250	4,042
Principal Investment Plus Variable Annuity With Purchase Rider	28,805	4,467	8,759	181

Equity Growth Division:
Premier Variable	45,167	5,065	5,464	68,565
Principal Freedom Variable Annuity	290,099	29,088	—	—
Principal Freedom 2 Variable Annuity	8,543	825	—	—
The Principal Variable Annuity	542,196	1,063,043	331,249	1,282,286
The Principal Variable Annuity With Purchase Payment Credit Rider	269,194	151,581	110,597	120,087
Principal Investment Plus Variable Annuity	81,393	16,294	92,806	4,109
Principal Investment Plus Variable Annuity With Purchase Rider	34,863	8,957	50,573	3,446

Equity Income I Division:
Premier Variable	157,893	87,278	—	—
The Principal Variable Annuity	5,223,371	1,049,419	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	1,717,711	317,071	—	—
Principal Investment Plus Variable Annuity	12,228,773	1,215,724	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	4,031,284	414,335	—	—

Equity Value Division:
Principal Investment Plus Variable Annuity	124,943	26,984	141,283	39,471
Principal Investment Plus Variable Annuity with Purchase Rider	59,419	26,512	79,244	20,350

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Fidelity VIP Equity – Income Service Class 2 Division:
The Principal Variable Annuity	474,665	577,967	576,400	509,443
The Principal Variable Annuity With Purchase Payment Credit Rider	210,391	270,617	264,731	213,285
Principal Investment Plus Variable Annuity	397,849	59,020	274,638	21,680
Principal Investment Plus Variable Annuity With Purchase Rider	79,335	43,617	91,297	2,652

Fidelity VIP Growth Service Class Division:
The Principal Variable Annuity	408,275	709,122	266,086	918,686
The Principal Variable Annuity With Purchase Payment Credit Rider	133,895	197,952	98,068	186,747

Fidelity VIP Growth Service Class 2 Division:
Principal Investment Plus Variable Annuity	220,485	48,572	152,457	6,576
Principal Investment Plus Variable Annuity With Purchase Rider	114,683	44,583	111,949	8,131

Fidelity VIP Overseas Service Class 2 Division:
Principal Investment Plus Variable Annuity	882,470	372,984	1,159,278	237,005
Principal Investment Plus Variable Annuity With Purchase Rider	351,132	154,546	528,540	135,631

Fidelity VIP II Contrafund Service Class Division:
The Principal Variable Annuity	742,835	1,319,389	1,193,196	1,262,384
The Principal Variable Annuity With Purchase Payment Credit Rider	352,611	417,082	478,837	316,366

Fidelity VIP II Contrafund Service Class 2 Division:
Principal Investment Plus Variable Annuity	1,126,676	335,646	983,733	169,877
Principal Investment Plus Variable Annuity With Purchase Rider	298,927	139,294	332,880	54,103

Fidelity VIP III Mid Cap Service Class 2 Division:
Principal Investment Plus Variable Annuity	152,507	29,282	181,985	20,016
Principal Investment Plus Variable Annuity With Purchase Rider	41,833	21,415	52,988	3,366

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Goldman Sachs Structured Small Cap Equity Service Class I Division:
Principal Investment Plus Variable Annuity	128,704	30,854	138,890	13,282
Principal Investment Plus Variable Annuity With Purchase Rider	46,394	23,836	84,314	6,124

Goldman Sachs VIT Mid Cap Value Service Class I Division:
Principal Investment Plus Variable Annuity	454,214	79,122	427,680	39,535
Principal Investment Plus Variable Annuity With Purchase Rider	160,334	47,456	222,252	10,250

Government & High Quality Bond Division:
Pension Builder Plus	11	3,273	—	7,737
Pension Builder Plus – Rollover IRA	—	2,218	616	851
Personal Variable	14,986	11,743	13,491	39,705
Premier Variable	444,988	304,729	288,847	819,544
Principal Freedom Variable Annuity	37,413	143,832	169,424	169,553
Principal Freedom 2 Variable Annuity	25,328	6,517	340	—
The Principal Variable Annuity	1,001,211	2,009,660	1,093,278	2,607,301
The Principal Variable Annuity With Purchase Payment Credit Rider	479,307	788,308	527,955	811,803
Principal Investment Plus Variable Annuity	898,005	236,227	838,711	184,970
Principal Investment Plus Variable Annuity With Purchase Rider	384,525	157,607	285,805	69,865

Growth Division:
Personal Variable	135,547	116,677	78,668	101,479
Premier Variable	528,100	594,353	953,374	2,027,299
The Principal Variable Annuity	162,598	827,511	249,369	1,061,354
The Principal Variable Annuity With Purchase Payment Credit Rider	100,292	142,726	81,796	66,332
Principal Investment Plus Variable Annuity	133,593	23,155	112,878	10,313
Principal Investment Plus Variable Annuity With Purchase Rider	53,358	16,938	68,360	2,968

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

International Emerging Markets Division:
Premier Variable	217,281	144,859	94,190	127,362
The Principal Variable Annuity	713,049	671,561	871,720	670,407
The Principal Variable Annuity With Purchase Payment Credit Rider	281,905	299,617	316,827	258,099
Principal Investment Plus Variable Annuity	420,840	131,168	280,531	42,977
Principal Investment Plus Variable Annuity With Purchase Rider	188,803	85,495	171,662	22,165

International SmallCap Division:
Premier Variable	93,174	67,210	75,126	188,136
The Principal Variable Annuity	388,677	722,129	483,213	878,871
The Principal Variable Annuity With Purchase Payment Credit Rider	142,979	208,636	154,009	191,687
Principal Investment Plus Variable Annuity	314,748	105,110	258,596	42,524
Principal Investment Plus Variable Annuity With Purchase Rider	113,325	39,205	120,204	17,513

Janus Aspen Mid Cap Growth Service Shares Division:
The Principal Variable Annuity	419,220	370,216	247,057	378,635
The Principal Variable Annuity With Purchase Payment Credit Rider	141,449	266,378	208,548	227,784

LargeCap Blend Division:
The Principal Variable Annuity	647,300	960,949	955,434	954,033
The Principal Variable Annuity With Purchase Payment Credit Rider	280,576	484,486	472,367	352,813
Principal Investment Plus Variable Annuity	2,632,407	685,967	2,995,386	542,102
Principal Investment Plus Variable Annuity With Purchase Rider	835,909	253,664	1,247,524	269,414

LargeCap Stock Index Division:
Premier Variable	294,356	266,293	336,080	305,759
Principal Freedom Variable Annuity	84,337	324,811	348,082	365,693
Principal Freedom 2 Variable Annuity	91,323	38,420	8,018	—
The Principal Variable Annuity	853,612	1,651,643	1,996,937	2,590,763
The Principal Variable Annuity With Purchase Payment Credit Rider	541,956	649,791	426,603	737,455
Principal Investment Plus Variable Annuity	778,913	214,717	720,597	179,811
Principal Investment Plus Variable Annuity With Purchase Rider	271,092	128,050	329,036	49,116

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

LargeCap Value Division:
The Principal Variable Annuity	696,886	1,104,557	923,652	861,982
The Principal Variable Annuity With Purchase Payment Credit Rider	298,129	387,453	390,776	317,194
Principal Investment Plus Variable Annuity	2,374,089	543,667	2,444,235	462,888
Principal Investment Plus Variable Annuity With Purchase Rider	749,327	219,556	1,021,162	248,563

Lehman Brothers AMT High Income Bond S Class Division:
Principal Investment Plus Variable Annuity	174,637	24,433	98,304	10,158
Principal Investment Plus Variable Annuity With Purchase Rider	56,516	14,356	25,417	7,657

MidCap Division:
Personal Variable	31,008	49,436	31,499	28,030
Premier Variable	272,229	402,139	515,768	1,355,836
Principal Freedom Variable Annuity	18,271	69,477	67,392	89,862
Principal Freedom 2 Variable Annuity	28,516	2,196	1,073	—
The Principal Variable Annuity	386,976	1,180,854	476,213	1,399,632
The Principal Variable Annuity With Purchase Payment Credit Rider	171,618	263,767	150,085	213,418
Principal Investment Plus Variable Annuity	579,852	175,337	616,321	120,085
Principal Investment Plus Variable Annuity With Purchase Rider	188,607	63,924	246,700	50,361

MidCap Growth Division:
Premier Variable	146,369	143,001	157,010	224,413
Principal Freedom Variable Annuity	5,981	30,161	41,828	51,644
Principal Freedom 2 Variable Annuity	13,072	1,291	1,038	—
The Principal Variable Annuity	313,022	586,240	462,986	675,344
The Principal Variable Annuity With Purchase Payment Credit Rider	115,208	263,946	217,431	222,590
Principal Investment Plus Variable Annuity	191,557	45,073	132,342	13,964
Principal Investment Plus Variable Annuity With Purchase Rider	84,563	24,939	89,126	11,886

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

MidCap Value Division:
Premier Variable	181,618	159,760	45,913	268,218
Principal Freedom Variable Annuity	18,934	84,916	105,991	93,429
Principal Freedom 2 Variable Annuity	49,682	16,022	1,995	—
The Principal Variable Annuity	472,939	740,221	599,528	877,430
The Principal Variable Annuity With Purchase Payment Credit Rider	213,823	291,919	251,626	248,102
Principal Investment Plus Variable Annuity	1,050,181	299,041	992,839	214,712
Principal Investment Plus Variable Annuity With Purchase Rider	299,852	101,511	382,833	87,527

Money Market Division:
Pension Builder Plus	8,969	13,711	—	9,633
Pension Builder Plus – Rollover IRA	—	17	—	134
Personal Variable	467,205	402,427	659,980	696,725
Premier Variable	1,807,602	1,345,916	2,738,336	3,549,757
Principal Freedom Variable Annuity	143,294	190,834	953,660	929,446
Principal Freedom 2 Variable Annuity	100,751	71,681	—	—
The Principal Variable Annuity	6,107,024	5,181,658	5,774,948	5,280,670
The Principal Variable Annuity With Purchase Payment Credit Rider	1,957,138	1,263,021	1,596,165	1,692,921
Principal Investment Plus Variable Annuity	2,229,046	1,705,591	1,159,710	955,115
Principal Investment Plus Variable Annuity With Purchase Rider	1,273,102	1,049,775	976,287	795,338

Neuberger Berman AMT Fasciano S Class Division:
Principal Investment Plus Variable Annuity	72,915	13,552	73,912	5,588
Principal Investment Plus Variable Annuity With Purchase Rider	47,614	8,537	51,626	3,191

Neuberger Berman AMT Partners I Class Division:
Principal Investment Plus Variable Annuity	142,142	23,592	179,544	10,806
Principal Investment Plus Variable Annuity With Purchase Rider	30,250	18,994	80,218	4,055

Neuberger Berman AMT Socially Responsive I Class Division:
Principal Investment Plus Variable Annuity	167,800	46,512	120,677	31,429
Principal Investment Plus Variable Annuity With Purchase Rider	26,075	7,716	36,130	3,632

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime Strategic Income Division:
Principal Freedom 2 Variable Annuity	160,385	8,016	—	—
The Principal Variable Annuity	62,858	—	—	—
Principal Investment Plus Variable Annuity	502,098	107,064	557,460	152,573
Principal Investment Plus Variable Annuity With Purchase Rider	140,351	60,058	169,199	29,692

Principal LifeTime 2010 Division:
Principal Freedom 2 Variable Annuity	315,702	37,265	47,224	—
The Principal Variable Annuity	23,052	8	—	—
The Principal Variable Annuity With Purchase Pay Credit Rider	5,521	4	—	—
Principal Investment Plus Variable Annuity	1,266,310	372,687	1,233,411	532,289
Principal Investment Plus Variable Annuity With Purchase Rider	184,379	65,626	314,868	100,824

Principal LifeTime 2020 Division:
Principal Freedom 2 Variable Annuity	562,317	37,280	9,906	—
The Principal Variable Annuity	14,073	33	—	—
The Principal Variable Annuity With Purchase Pay Credit Rider	7,983	3	—	—
Principal Investment Plus Variable Annuity	4,113,856	458,344	4,288,239	642,607
Principal Investment Plus Variable Annuity With Purchase Rider	1,515,244	191,141	1,590,042	213,631

Principal LifeTime 2030 Division:
Principal Freedom 2 Variable Annuity	254,406	2,545	3,106	—
The Principal Variable Annuity	6,707	—	—	—
The Principal Variable Annuity With Purchase Pay Credit Rider	1,334	—	—	—
Principal Investment Plus Variable Annuity	569,889	108,348	590,464	103,406
Principal Investment Plus Variable Annuity With Purchase Rider	231,638	50,892	163,812	20,142

Principal LifeTime 2040 Division:
Principal Freedom 2 Variable Annuity	35,447	146	9,037	—
The Principal Variable Annuity	2,359	—	—	—
Principal Investment Plus Variable Annuity	317,564	40,668	198,440	13,605
Principal Investment Plus Variable Annuity With Purchase Rider	111,571	17,284	80,168	6,964

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

Principal LifeTime 2050 Division:
Principal Freedom 2 Variable Annuity	21,072	1,769	—	—
The Principal Variable Annuity	2,101	—	—	—
Principal Investment Plus Variable Annuity	154,429	51,246	149,677	8,991
Principal Investment Plus Variable Annuity With Purchase Rider	50,829	9,225	63,599	10,252

Real Estate Securities Division:
Premier Variable	102,146	237,306	181,814	247,683
Principal Freedom 2 Variable Annuity	28,338	6,513	872	—
The Principal Variable Annuity	390,427	1,273,840	638,236	860,171
The Principal Variable Annuity With Purchase Payment Credit Rider	229,375	541,709	299,775	314,605
Principal Investment Plus Variable Annuity	261,288	133,203	234,136	28,988
Principal Investment Plus Variable Annuity With Purchase Rider	111,069	80,787	88,223	8,850

SAM Balanced Portfolio Division:
Principal Freedom 2 Variable Annuity	6,715	4,071	—	—
The Principal Variable Annuity	100,814	2	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	26,138	630	—	—
Principal Investment Plus Variable Annuity	2,433,639	101,829	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	976,988	9,689	—	—

SAM Conservative Balanced Portfolio Division:
The Principal Variable Annuity	36,535	10,532	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	33,371	33	—	—
Principal Investment Plus Variable Annuity	635,245	35,836	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	195,615	11,473	—	—

SAM Conservative Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	7,012	117	—	—
The Principal Variable Annuity	54,523	—	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	24,091	—	—	—
Principal Investment Plus Variable Annuity	413,989	4,478	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	179,643	4,729	—	—

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

SAM Flexible Income Portfolio Division:
The Principal Variable Annuity	5,356	—	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	19,529	—	—	—
Principal Investment Plus Variable Annuity	124,778	15,865	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	15,099	173	—	—

SAM Strategic Growth Portfolio Division:
Principal Freedom 2 Variable Annuity	887	16	—	—
The Principal Variable Annuity	44,602	—	—	—
The Principal Variable Annuity With Purchase Payment Credit Rider	6,067	—	—	—
Principal Investment Plus Variable Annuity	403,213	2,117	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	213,975	7,422	—	—

Short Term Bond Division:
Principal Freedom Variable Annuity	20,377	76,914	113,337	109,009
Principal Freedom 2 Variable Annuity	8,064	903	—	—
The Principal Variable Annuity	683,459	807,391	929,646	981,173
The Principal Variable Annuity With Purchase Payment Credit Rider	492,188	491,429	409,665	638,307
Principal Investment Plus Variable Annuity	3,497,744	835,226	3,627,110	1,027,928
Principal Investment Plus Variable Annuity With Purchase Rider	1,153,906	442,603	1,381,692	435,493

SmallCap Division:
Premier Variable	10,536	2,330	24,204	107,948
Principal Freedom Variable Annuity	30,557	91,454	88,140	113,423
Principal Freedom 2 Variable Annuity	18,091	5,181	—	—
The Principal Variable Annuity	363,553	695,675	397,569	811,665
The Principal Variable Annuity With Purchase Payment Credit Rider	133,330	240,409	156,824	230,457

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
5. Changes in Units Outstanding (continued)

	2007		2006
Division	Purchased	Redeemed	Purchased	Redeemed

SmallCap Growth Division:
Premier Variable	129,287	119,085	228,895	359,449
Principal Freedom Variable Annuity	4,628	24,281	51,907	52,509
Principal Freedom 2 Variable Annuity	19,883	1,572	1,075	—
The Principal Variable Annuity	452,179	872,030	527,387	881,582
The Principal Variable Annuity With Purchase Payment Credit Rider	107,101	145,022	135,315	161,377
Principal Investment Plus Variable Annuity	206,599	33,490	203,913	24,149
Principal Investment Plus Variable Annuity With Purchase Rider	65,618	19,091	88,669	10,302

SmallCap Value Division:
Premier Variable	64,512	86,492	104,875	245,405
Principal Freedom 2 Variable Annuity	39,168	1,640	1,803	—
The Principal Variable Annuity	305,208	621,718	420,233	608,245
The Principal Variable Annuity With Purchase Payment Credit Rider	138,104	227,792	122,067	168,731
Principal Investment Plus Variable Annuity	888,588	202,859	733,984	146,089
Principal Investment Plus Variable Annuity With Purchase Rider	251,870	74,037	287,567	67,010

T. Rowe Price Blue Chip Growth II Division:
Principal Investment Plus Variable Annuity	41,413	5,259	25,266	8,655
Principal Investment Plus Variable Annuity With Purchase Rider	19,138	2,198	10,611	297

TT. Rowe Price Health Science II Division:
Principal Investment Plus Variable Annuity	110,929	42,649	103,613	24,937
Principal Investment Plus Variable Annuity With Purchase Rider	32,470	17,806	44,865	4,965

Templeton Growth Securities Class 2 Division:
Principal Freedom Variable Annuity	11,325	32,647	46,421	32,395

West Coast Equity Division
Principal Freedom 2 Variable Annuity	2,213	81	—	—
Principal Investment Plus Variable Annuity	99,260	6,460	—	—
Principal Investment Plus Variable Annuity With Purchase Rider	43,661	79	—	—

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights
Principal Life sells a number of variable annuity products, which have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
Separate Account B has presented the following disclosures for 2007, 2006, 2005, 2004, and 2003 in accordance with AICPA Audit and Accounting Guide for Investment Companies, which was effective January 1, 2001. Information for years prior to 2003 is not required to be presented. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

AIM V.I. Basic Value Series I Division:
2007	113	$13.15 to $12.89	$1,479	0.55%	1.25% to 1.85%	0.28% to (0.33)%
2006	82	13.12 to 12.93	1,073	0.64	1.25 to 1.85	11.80 to 11.13
2005 (6)	13	11.73 to 11.64	154	0.19	1.25 to 1.85	3.76 to 3.25

AIM V.I. Capital Appreciation Series I Division:
2007	1,295	10.92 to 10.82	14,126	—	1.25 to 1.85	10.61 to 9.95
2006 (7)	1,579	9.88 to 9.84	15,582	0.07	1.25 to 1.85	(1.12) to (1.52)

AIM V.I. Core Equity Series I Division:
2007	5,185	10.98 to 10.52	56,331	1.05	1.25 to 1.85	6.77 to 6.12
2006	6,064	10.28 to 9.91	61,828	0.61	1.25 to 1.85	15.26 to 14.57
2005	3,755	8.92 to 8.65	33,287	1.45	1.25 to 1.85	3.96 to 3.35
2004	4,303	8.58 to 8.37	36,736	0.95	1.25 to 1.85	7.65 to 7.03
2003	4,760	7.97 to 7.82	37,821	1.03	1.25 to 1.85	22.88 to 22.14

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

AIM V.I. Dynamics Series I Division:
2007	395	$11.37 to $10.92	$4,416	—%	1.25% to 1.85%	10.79% to 10.12%
2006	303	10.26 to 9.92	3,068	—	1.25 to 1.85	14.68 to 13.99
2005	289	8.95 to 8.70	2,558	—	1.25 to 1.85	9.41 to 8.61
2004	313	8.18 to 8.01	2,536	—	1.25 to 1.85	11.90 to 11.25
2003	281	7.31 to 7.20	2,039	—	1.25 to 1.85	36.11 to 35.30

AIM V.I. Global Health Care Series I Division:
2007	1,170	12.12 to 11.65	13,957	—%	1.25 to 1.85	10.46 to 9.79
2006	1,279	10.98 to 10.61	13,857	—	1.25 to 1.85	3.93 to 3.31
2005	1,366	10.56 to 10.27	14,276	—	1.25 to 1.85	6.77 to 6.20
2004	1,474	9.89 to 9.67	14,456	—	1.25 to 1.85	6.23 to 5.57
2003	1,324	9.31 to 9.16	12,246	—	1.25 to 1.85	26.20 to 25.44

AIM V.I. Small Cap Equity Series I Division:
2007	413	14.76 to 14.47	6,049	0.05	1.25 to 1.85	(1.03) to 3.25
2006	55	14.21 to 14.01	775	—	1.25 to 1.85	15.98 to 15.29
2005 (6)	13	12.25 to 12.15	160	—	1.25 to 1.85	6.61 to 6.04

AIM V.I. Technology Series I Division:
2007	1,034	6.44 to 6.19	6,561	—	1.25 to 1.85	6.36 to 5.72
2006	1,028	6.06 to 5.86	6,148	—	1.25 to 1.85	9.11 to 8.46
2005	1,137	5.55 to 5.40	6,245	—	1.25 to 1.85	0.91 to 0.37
2004	1,233	5.50 to 5.38	6,738	—	1.25 to 1.85	3.19 to 2.67
2003	1,053	5.33 to 5.24	5,578	—	1.25 to 1.85	43.49 to 42.63

Alliance Bernstein VP Series Small Cap Growth Class A Division:
2007	120	15.53 to 15.22	1,843	—	1.25 to 1.85	12.65 to 11.97
2006	72	13.78 to 13.59	994	—	1.25 to 1.85	9.31 to 8.66
2005 (6)	22	12.61 to 12.51	271	—	1.25 to 1.85	6.34 to 5.81

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

American Century VP II Inflation Protection Division:
2007	6,990	$11.09 to $10.87	$77,061	4.39%	1.25% to 1.85%	8.17% to 7.52%
2006	4,767	10.25 to 10.11	48,661	3.17	1.25 to 1.85	0.33 to (0.27)
2005 (6)	1,787	10.22 to 10.13	18,214	4.75	1.25 to 1.85	0.88 to 0.37

American Century VP II Ultra Division:
2007	4,877	12.86 to 12.61	62,389	—	1.25 to 1.85	19.33 to 18.62
2006	3,842	10.78 to 10.63	41,243	—	1.25 to 1.85	(4.59) to (5.16)
2005 (6)	1,379	11.30 to 11.20	15,536	—	1.25 to 1.85	3.06 to 2.54

American Century VP II Value Division:
2007	3,286	13.66 to 13.21	44,384	1.46	1.25 to 1.85	(6.49) to(7.05)
2006	3,494	14.61 to 14.21	50,565	1.17	1.25 to 1.85	17.00 to 16.30
2005	3,366	12.49 to 12.22	41,722	0.65	1.25 to 1.85	3.57 to 2.95
2004	2,631	12.06 to 11.87	31,569	0.60	1.25 to 1.85	12.71 to 12.09
2003	1,123	10.70 to 10.59	11,981	0.47	1.25 to 1.85	27.21 to 26.45

American Century VP Income & Growth Division:
2007	2,869	12.27 to 11.53	34,147	1.87	0.85 to 1.85	(0.92) to (1.91)
2006	3,173	12.38 to 11.76	38,341	1.80	0.85 to 1.85	16.10 to 14.95
2005	3,373	10.66 to 10.23	35,269	1.94	0.85 to 1.85	3.70 to 2.71
2004	3,343	10.28 to 9.96	33,859	1.29	0.85 to 1.85	12.10 to 10.91
2003	2,731	8.98 to 9.12	24,814	1.11	0.85 to 1.85	26.98 to 27.75

American Century VP Ultra Division:
2007	907	10.81 to 10.39	9,654	—	1.25 to 1.85	19.51 to 18.79
2006	1,057	9.04 to 8.74	9,446	—	1.25 to 1.85	(4.47) to (5.04)
2005	1,132	9.47 to 9.21	10,612	—	1.25 to 1.85	0.96 to 0.33
2004	1,148	9.38 to 9.18	10,692	—	1.25 to 1.85	9.20 to 8.64
2003	931	8.59 to 8.45	7,952	—	1.25 to 1.85	23.35 to 22.61

American Century VP Vista Division:
2007	163	18.55 to 18.18	2,996	—	1.25 to 1.85	38.03 to 37.20
2006	52	13.44 to 13.25	694	—	1.25 to 1.85	7.66 to 7.01
2005 (6)	25	12.49 to 12.38	313	—	1.25 to 1.85	4.22 to 3.70

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Asset Allocation Division:
2007	3,276	$1.49 to $25.53	$85,057	1.39%	0.42% to 1.85%	11.31% to 9.72%
2006	3,514	1.34 to 23.27	84,221	0.77	0.42 to 1.85	12.29 to 10.71
2005	4,008	1.19 to 21.02	84,245	1.65	0.42 to 1.85	5.31 to 3.85
2004	4,337	1.13 to 20.24	87,504	3.26	0.42 to 1.85	7.62 to 6.47
2003	4,408	1.05 to 19.01	84,285	1.93	0.42 to 1.85	21.08 to 19.38

Balanced Division:
2007	5,932	2.34 to 20.52	85,957	2.60	0.42 to 1.85	4.93 to 3.43
2006	6,432	2.17 to 19.84	92,320	2.49	0.42 to 1.85	10.73 to 9.40
2005	7,824	2.01 to 18.13	98,501	2.59	0.42 to 1.85	6.35 to 4.80
2004	11,449	1.84 to 17.30	109,503	2.12	0.42 to 1.85	8.88 to 8.06
2003	13,310	1.72 to 16.01	109,671	2.96	0.42 to 1.85	18.33 to 16.65

Bond Division:
2007	20,618	2.17 to 18.51	358,686	4.24	0.42 to 1.85	2.97 to 1.50
2006	18,814	2.11 to 18.24	319,793	3.87	0.42 to 1.85	4.21 to 2.73
2005	17,587	2.02 to 17.75	280,484	4.32	0.42 to 1.85	2.02 to 0.63
2004	18,219	1.92 to 17.64	252,489	4.56	0.42 to 1.85	1.59 to 3.04
2003	18,246	1.89 to 17.12	234,069	4.19	0.42 to 1.85	4.15 to 2.67

Capital Value Division:
2007	10,935	3.63 to 27.78	193,783	1.66	0.42 to 1.85	(0.52) to (1.94)
2006	11,695	3.65 to 28.33	213,650	1.57	0.42 to 1.85	19.45 to 17.76
2005	13,018	3.05 to 24.06	198,490	0.01	0.42 to 1.85	6.27 to 4.85
2004	17,135	2.87 to 22.94	214,377	1.43	0.42 to 1.85	11.67 to 10.29
2003	18,722	2.57 to 20.80	205,389	1.44	0.42 to 1.85	24.97 to 23.20

Diversified International Division:
2007	13,180	3.46 to 29.73	325,698	0.91	0.42 to 1.85	15.60 to 13.95
2006	13,309	2.99 to 26.09	290,731	1.18	0.42 to 1.85	27.43 to 25.63
2005	13,536	2.35 to 20.77	228,177	1.03	0.42 to 1.85	23.04 to 21.53
2004	15,016	1.91 to 17.09	184,002	0.94	0.42 to 1.85	20.89 to 18.76
2003	14,422	1.47 to 14.39	137,068	1.04	0.42 to 1.85	31.78 to 29.91

Dreyfus IP Technology Growth Service Shares Division:
2007	75	13.76 to 13.49	1,018	—	1.25 to 1.85	13.01 to 12.33
2006	37	12.18 to 12.00	452	—	1.25 to 1.85	2.75 to 2.13
2005 (6)	13	11.85 to 11.75	159	—	1.25 to 1.85	8.18 to 7.64

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Equity Growth Division:
2007	6,013	$1.14 to $30.85	$185,017	0.53%	0.42% to 1.85%	8.14% to 6.52%
2006	6,016	1.06 to 28.96	179,750	—	0.42 to 1.85	5.71 to 4.27
2005	6,904	1.00 to 27.78	195,218	—	0.42 to 1.85	7.53 to 5.59
2004	7,862	0.93 to 26.31	207,318	0.53	0.42 to 1.85	8.14 to 7.34
2003	8,445	0.86 to 24.51	208,587	0.41	0.42 to 1.85	25.42 to 23.64

Equity Income I Division:
2007 (8)	20,275	1.29 to 10.32	209,477	0.94	0.42 to 1.85	5.73 to 3.46

Equity Value Division:
2007	425	13.08 to 12.82	5,523	2.22	1.25 to 1.85	(2.56) to (3.14)
2006	294	13.42 to 13.24	3,927	1.70	1.25 to 1.85	18.08 to 17.37
2005 (6)	133	11.37 to 11.28	1,511	2.48	1.25 to 1.85	1.49 to 0.99

Fidelity VIP Equity-Income Service Class 2 Division:
2007	5,796	13.95 to 13.49	79,977	1.62	1.25 to 1.85	0.01 to (0.59)
2006	5,585	13.95 to 13.57	77,174	2.96	1.25 to 1.85	18.44 to 17.74
2005	5,125	11.78 to 11.53	59,908	1.31	1.25 to 1.85	3.57 to 3.64
2004	4,327	11.30 to 11.12	48,616	1.05	1.25 to 1.85	9.92 to 9.23
2003	2,353	10.28 to 10.18	24,125	0.70	1.25 to 1.85	28.41 to 27.65

Fidelity VIP Growth Service Class Division:
2007	3,524	10.98 to 10.52	38,299	0.62	1.25 to 1.85	25.29 to 24.53
2006	3,889	8.76 to 8.45	33,789	0.30	1.25,to 1.85	5.41 to 4.78
2005	4,630	8.31 to 8.06	38,238	0.40	1.25 to 1.85	4.40 to 3.73
2004	5,219	7.96 to 7.77	41,373	0.16	1.25 to 1.85	1.92 to 1.30
2003	5,302	7.81 to 7.67	41,286	0.19	1.25 to 1.85	31.13 to 30.35

Fidelity VIP Growth Service Class 2 Division:
2007	607	15.07 to 14.77	9,071	0.30	1.25 to 1.85	25.08 to 24.33
2006	364	12.05 to 11.88	4,365	0.09	1.25 to 1.85	5.25 to 4.62
2005 (6)	115	11.45 to 11.35	1,309	—	1.25 to 1.85	5.90 to 5.37

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Fidelity VIP Overseas Service Class 2 Division:
2007	2,903	$18.50 to $18.13	$53,358	2.91%	1.25% to 1.85%	15.59% to 14.90%
2006	2,197	16.00 to 15.78	35,000	0.42	1.25 to 1.85	16.31 to 15.62
2005 (6)	882	13.76 to 13.65	12,096	—	1.25 to 1.85	15.13 to 14.56

Fidelity VIP II Contrafund Service Class Division:
2007	7,435	17.16 to 16.45	126,342	0.83	1.25 to 1.85	16.04 to 15.34
2006	8,076	14.79 to 14.26	118,478	1.10	1.25 to 1.85	10.21 to 9.55
2005	7,983	13.42 to 13.02	106,462	0.19	1.25 to 1.85	15.39 to 14.71
2004	7,170	11.63 to 11.35	82,971	0.23	1.25 to 1.85	13.91 to 13.27
2003	6,094	10.21 to 10.02	62,014	0.33	1.25 to l.85	26.76 to 26.00

Fidelity VIP II Contrafund Service Class 2 Division:
2007	2,571	16.70 to 16.36	42,751	0.90	1.25 to 1.85	15.84 to 15.14
2006	1,620	14.41 to 14.21	23,281	1.10	1.25 to 1.85	10.05 to 9.39
2005 (6)	528	13.10 to 12.99	6,902	—	1.25 to 1.85	13.29 to 12.72

Fidelity VIP III Mid Cap Service Class 2 Division:
2007	426	17.77 to 17.41	7,539	0.49	1.25 to 1.85	13.90 to 13.21
2006	283	15.60 to 15.38	4,393	0.09	1.25 to 1.85	11.01 to 10.35
2005 (6)	71	14.05 to 13.94	997	—	1.25 to 1.85	12.50 to 11.94

Goldman Sachs Structured Small Cap Equity Service Class I Division:
2007	419	11.12 to 10.90	4,626	0.42	1.25 to 1.85	(17.53) to (18.02)
2006	298	13.48 to 13.29	4,001	0.94	1.25 to 1.85	10.88 to 10.22
2005 (6)	94	12.16 to 12.06	1,146	0.60	1.25 to 1.85	5.70 to 5.18

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Goldman Sachs VIT Mid Cap Value Service Class I Division:
2007	1,341	$15.15 to $14.85	$20,193	0.93%	1.25% to 1.85%	1.91% to 1.30%
2006	853	14.86 to 14.65	12,621	1.43	1.25 to 1.85	14.72 to 14.04
2005 (6)	253	12.96 to 12.85	3,272	1.31	1.25 to 1.85	8.95 to 8.41

Government & High Quality Bond Division:
2007	16,521	2.27 to 18.28	277,392	4.61	0.42 to 1.85	4.46 to 2.97
2006	16,900	2.18 to 17.75	276,598	4.15	0.42 to 1.85	3.79 to 2.32
2005	18,392	2.10 to 17.35	286,799	4.41	0.42 to 1.85	1.45 to 0.15
2004	22,005	2.07 to 17.32	306,512	4.73	0.42 to 1.85	3.50 to 1.64
2003	25,536	2.00 to 17.04	341,730	3.41	0.42 to 1.85	1.41 to (0.03)

Growth Division:
2007	7,931	2.40 to 21.52	104,201	0.17	0.42 to 1.85	22.68 to 20.93
2006	8,539	1.95 to 17.80	96,085	0.27	0.42 to 1.85	9.46 to 7.91
2005	10,265	1.79 to 16.49	101,200	0.73	0.42 to 1.85	11.88 to 10.05
2004	16,647	1.60 to 14.99	114,994	0.33	0.42 to 1.85	8.84 to 7.38
2003	19,553	1.47 to 13.96	123,359	0.23	0.42 to 1.85	25.93 to 24.15

International Emerging Markets Division:
2007	4,121	4.49 to 39.88	163,677	0.91	0.42 to 1.85	41.51 to 39.49
2006	3,632	3.17 to 28.59	104,347	—	0.42 to 1.85	37.74 to 35.79
2005	3,018	2.30 to 21.06	62,694	1.34	0.42 to 1.85	33.72 to 21.62
2004	2,096	1.72 to 15.97	32,241	0.79	0.42 to 1.85	24.46 to 22.56
2003	1,274	1.38 to 13.03	16,414	1.11	0.42 to 1.85	56.56 to 54.32

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to		Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Net Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

International SmallCap Division:
2007	4,137	$2.70 to $31.87	$133,593	1.47%	0.42% to 1.85%	8.75% to 7.21%
2006	4,226	2.48 to 29.72	127,551	0.52	0.42 to 1.85	29.83 to 28.00
2005	4,454	1.91 to 23.22	102,214	0.53	0.42 to 1.85	28.19 to 19.76
2004	4,109	1.49 to 18.32	74,478	0.76	0.42 to 1.85	29.57 to 27.84
2003	3,557	1.15 to 14.33	51,540	1.36	0.42 to 1.85	53.55 to 51.33

Janus Aspen Mid Cap Growth Service Shares Division:
2007	2,454	9.31 to 8.92	22,519	0.07	1.25 to 1.85	20.22 to 19.50
2006	2,530	7.74 to 7.47	19,323	—	1.25 to 1.85	11.90 to 11.23
2005	2,681	6.92 to 6.71	18,346	—	1.25 to 1.85	10.54 to 10.00
2004	2,849	6.26 to 6.10	17,665	—	1.25 to 1.85	19.01 to 18.22
2003	2,855	5.26 to 5.16	14,913	—	1.25 to 1.85	33.09 to 32.30

LargeCap Blend Division:
2007	16,908	13.51 to 13.06	226,044	0.67	1.25 to 1.85	3.81 to 3.19
2006	14,897	13.01 to 12.65	192,106	0.62	1.25 to 1.85	14.38 to 13.70
2005	11,345	11.37 to 11.13	128,134	0.01	1.25 to 1.85	3.44 to 3.17
2004	7,891	11.00 to 10.82	86,333	1.18	1.25 to 1.85	9.02 to 8.31
2003	4,990	10.09 to 9.99	50,195	0.98	1.25 to 1.85	22.22 to 21.49

LargeCap Stock Index Division:
2007	14,712	1.28 to 10.52	154,077	1.39	0.42 to 1.85	4.70 to 3.21
2006	15,070	1.22 to 10.19	152,650	1.33	0.42 to 1.85	15.09 to 13.46
2005	15,133	1.06 to 8.98	134,689	0.03	0.42 to 1.85	3.92 to 2.56
2004	14,735	1.02 to 8.76	127,190	1.60	0.42 to 1.85	9.68 to 8.42
2003	11,654	0.93 to 8.08	93,977	1.41	0.42 to 1.85	27.78 to 25.97

LargeCap Value Division:
2007	13,775	13.98 to 13.51	190,694	1.26	1.25 to 1.85	(4.92) to (5.49)
2006	11,912	14.70 to 14.30	173,683	0.94	1.25 to 1.85	20.04 to 19.33
2005	9,023	12.24 to 11.98	109,779	0.01	1.25 to 1.85	2.59 to 3.51
2004	6,391	11.76 to 11.58	74,817	1.59	1.25 to 1.85	11.68 to 11.03
2003	4,011	10.53 to 10.43	42,122	1.63	1.25 to 1.85	26.46 to 25.71

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to		Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Net Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Lehman Brothers AMT High Income Bond S Class Division:
2007	387	$10.64 to $10.43	$4,094	9.12%	1.25% to 1.85%	(0.20)% to(0.80)%
2006	194	10.66 to 10.52	2,064	8.30	1.25 to 1.85	6.13 to 5.50
2005 (6)	89	10.05 to 9.97	886	10.56	1.25 to 1.85	(0.83) to (1.33)

MidCap Division:
2007	11,351	4.54 to 39.80	380,164	0.61	0.42 to 1.85	8.99 to 7.43
2006	11,881	4.17 to 37.04	367,161	1.03	0.42 to 1.85	13.75 to 12.14
2005	13,033	3.66 to 33.03	339,324	0.09	0.42 to 1.85	8.61 to 7.21
2004	15,701	3.37 to 30.81	322,650	1.18	0.42 to 1.85	17.42 to 15.57
2003	16,473	2.87 to 26.66	277,286	1.06	0.42 to 1.85	32.25 to 30.38

MidCap Growth Division:
2007	4,441	1.45 to 13.12	59,984	0.11	0.42 to 1.85	10.31 to 8.74
2006	4,666	1.31 to 12.06	57,787	—	0.42 to 1.85	9.20 to 7.64
2005	4,764	1.20 to 11.21	53,923	—	0.42 to 1.85	13.21 to 10.74
2004	4,811	1.06 to 10.04	48,681	—	0.42 to 1.85	11.58 to 9.73
2003	4,535	0.95 to 9.15	41,402	—	0.42 to 1.85	39.99 to 38.00

MidCap Value Division:
2007	7,574	1.80 to 15.95	125,209	0.64	0.42 to 1.85	(1.45) to (2.86)
2006	6,981	1.83 to 16.42	119,378	0.24	0.42 to 1.85	12.80 to 11.20
2005	6,389	1.62 to 14.76	94,905	—	0.42 to 1.85	10.20 to 6.72
2004	4,931	1.47 to 13.60	66,587	0.10	0.42 to 1.85	22.50 to 20.35
2003	3,343	1.20 to 11.30	37,406	0.08	0.42 to 1.85	35.92 to 33.99

Money Market Division:
2007	12,707	1.68 to 13.68	131,679	4.73	0.42 to 1.85	4.55 to 2.96
2006	9,838	1.60 to 13.29	94,506	4.53	0.42 to 1.85	4.32 to 2.71
2005	9,888	1.54 to 12.94	82,162	2.64	0.42 to 1.85	2.67 to 0.78
2004	12,349	1.50 to 2.13	89,606	0.88	0.42 to 2.16	– to (0.93)
2003	15,091	1.50 to 12.96	107,056	0.78	0.42 to 1.85	0.31 to (1.11)

Neuberger Berman AMT Fasciano S Class Division:
2007	273	11.49 to 11.26	3,111	—	1.25 to 1.85	(0.74) to (1.34)
2006	174	11.58 to 11.42	2,008	—	1.25 to 1.85	3.95 to 3.33
2005 (6)	58	11.14 to 11.05	640	—	1.25 to 1.85	4.32 to 3.80

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value				Total Return (3)(4)
		Corresponding to		Investment	Expense	Corresponding to
	Units	Lowest to Highest	Net Assets	Income	Ratio (2)	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Lowest to Highest	Expense Ratio

Neuberger Berman AMT Partners I Class Division:
2007	440	$16.36 to $16.03	$7,154	0.70%	1.25% to 1.85%	7.97% to 7.32%
2006	310	15.15 to 14.94	4,672	0.96	1.25 to 1.85	10.85 to 10.19
2005 (6)	65	13.67 to 13.55	884	1.51	1.25 to 1.85	11.12 to 10.57

Neuberger Berman AMT Socially Responsive I Class Division:
2007	325	14.47 to 14.18	4,689	0.10	1.25 to 1.85	6.27 to 5.63
2006	186	13.62 to 13.43	2,519	0.14	1.25 to 1.85	12.29 to 11.62
2005 (6)	64	12.13 to 12.03	773	—	1.25 to 1.85	5.75 to 5.22

Principal LifeTime Strategic Income Division:
2007	1,725	10.84 to 11.97	20,783	1.19	0.95 to 1.85	1.15 to (0.06)
2006	1,035	10.71 to 11.93	12,491	0.13	0.95 to 1.85	1.69 to 8.24
2005 (6)	490	11.11 to 11.02	5,446	—	1.25 to 1.85	4.35 to 3.83

Principal LifeTime 2010 Division:
2007	3,408	11.15 to 12.66	43,289	1.12	0.95 to 1.85	2.75 to 0.95
2006	2,089	10.85 to 12.43	26,166	0.04	0.95 to 1.85	2.75 to 10.24
2005 (6)	1,126	11.36 to 11.27	12,780	—	1.25 to 1.85	4.67 to 4.15

Principal LifeTime 2020 Division:
2007	12,818	11.47 to 13.42	173,292	0.49	0.95 to 1.85	3.87 to 1.54
2006	7,291	11.04 to 13.03	95,945	—	0.95 to 1.85	3.41 to 13.06
2005 (6)	2,259	11.62 to 11.52	26,189	—	1.25 to 1.85	5.41 to 4.89

Principal LifeTime 2030 Division:
2007	1,816	11.55 to 13.52	24,342	0.35	0.95 to 1.85	4.96 to 1.97
2006	914	11.01 to 12.99	11,982	0.01	0.95 to 1.85	3.90 to 12.73
2005 (6)	280	11.61 to 11.52	3,241	—	1.25 to 1.85	5.21 to 4.68

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

					For the Year Ended December 31,
	December 31				Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Principal LifeTime 2040 Division:
2007	799	$11.62 to $13.84	$11,107	0.29%	0.95% to 1.85%	5.52% to 2.13%
2006	390	11.01 to 13.22	5,191	0.02	0.95 to 1.85	4.22 to 13.03
2005 (6)	123	11.79 to 11.70	1,449	—	1.25 to 1.85	5.48 to 4.95

Principal LifeTime 2050 Division:
2007	426	11.64 to 13.92	5,960	0.21	0.95 to 1.85	5.61 to 2.26
2006	260	11.02 to 13.29	3,485	0.01	0.95 to 1.85	4.59 to 13.38
2005 (6)	66	11.82 to 11.73	774	—	1.25 to 1.85	5.46 to 4.94

Real Estate Securities Division:
2007	4,085	2.61 to 28.34	116,915	0.83	0.42 to 1.85	(18.04) to (19.21)
2006	5,236	3.18 to 35.07	181,645	1.59	0.42 to 1.85	35.90 to 34.11
2005	5,253	2.34 to 26.15	133,793	0.02	0.42 to 1.85	15.27 to 13.74
2004	5,230	2.03 to 22.99	115,811	2.28	0.42 to 1.85	34.44 to 32.05
2003	4,200	1.51 to 17.41	71,203	3.69	0.42 to 1.85	38.33 to 36.37

SAM Balanced Portfolio Division:
2007 (9)	3,428	10.33 to 10.28	35,315	0.06	0.95 to 1.85	3.35 to 2.20

SAM Conservative Balanced Portfolio Division:
2007 (9)	843	10.31 to 10.25	8,661	0.29	0.95 to 1.85	3.07 to 1.64

SAM Conservative Growth Portfolio Division:
2007 (9)	670	10.34 to 10.28	6,902	0.54	0.95 to 1.85	3.30 to 2.62

SAM Flexible Income Portfolio Division:
2007 (9)	149	10.24 to 10.19	1,519	0.49	0.95 to 1.85	2.43 to 1.12

SAM Strategic Growth Portfolio Division:
2007 (9)	659	10.33 to 10.27	6,786	0.18	0.95 to 1.85	3.16 to 2.87

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

					For the Year Ended December 31,
	December 31				Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Short Term Bond Division:
2007	14,642	$10.71 to $10.23	$152,978	3.29%	0.85% to 1.85%	2.19% to 1.17%
2006	11,441	10.48 to 10.11	117,594	2.22	0.85 to 1.85	3.56 to 2.53
2005	8,171	10.12 to 9.86	81,529	1.51	0.85 to 1.85	0.94 to 0.46
2004	5,485	10.03 to 9.87	54,515	—	0.85 to 1.85	0.50 to (0.50)
2003 (5)	2,055	9.98 to 9.92	20,446	2.63	0.85 to 1.85	(0.25) to (0.87)

SmallCap Division:
2007	4,859	1.33 to 12.89	65,212	0.31	0.42 to 1.85	1.22 to (0.23)
2006	5,338	1.31 to 12.92	71,752	0.16	0.42 to 1.85	12.23 to 10.64
2005	5,934	1.17 to 11.68	70,854	0.02	0.42 to 1.85	6.36 to 5.13
2004	5,891	1.10 to 11.11	66,830	—	0.42 to 1.85	19.57 to 17.57
2003	5,224	0.92 to 9.45	50,283	0.10	0.42 to 1.85	36.29 to 34.32

SmallCap Growth Division:
2007	4,379	0.83 to 10.69	47,856	—	0.42 to 1.85	4.48 to 3.06
2006	4,608	0.80 to 10.37	48,773	—	0.42 to 1.85	8.52 to 6.98
2005	4,861	0.73 to 9.69	46,695	—	0.42 to 1.85	5.80 to 4.72
2004	5,065	0.69 to 9.26	46,544	—	0.42 to 1.85	11.29 to 9.20
2003	4,956	0.62 to 8.48	41,566	—	0.42 to 1.85	45.04 to 42.98

SmallCap Value Division:
2007	5,471	1.81 to 22.25	123,310	0.36	0.42 to 1.85	(9.90) to (11.18)
2006	4,998	2.01 to 25.05	126,060	0.29	0.42 to 1.85	18.24 to 16.47
2005	4,563	1.70 to 21.51	95,378	0.04	0.42 to 1.85	5.59 to 4.28
2004	3,973	1.61 to 20.63	78,298	0.17	0.42 to 1.85	22.90 to 20.86
2003	3,375	1.31 to 17.07	56,509	0.44	0.42 to 1.85	49.98 to 47.85

T. Rowe Price Blue Chip Growth II Division:
2007	136	13.88 to 13.60	1,872	0.11	1.25 to 1.85	11.08 to 10.42
2006	83	12.49 to 12.32	1,028	0.24	1.25 to 1.85	7.97 to 7.33
2005 (6)	56	11.57 to 11.48	644	0.28	1.25 to 1.85	7.40 to 6.86

T. Rowe Price Health Science II Division:
2007	245	15.84 to 15.52	3,858	—	1.25 to 1.85	16.24 to 15.54
2006	162	13.62 to 13.43	2,197	—	1.25 to 1.85	7.09 to 6.45
2005 (6)	43	12.72 to 12.62	551	—	1.25 to 1.85	19.54 to 18.94

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

				For the Year Ended December 31,
	December 31			Except as Noted
		Unit Fair Value			Expense	Total Return (3)(4)
		Corresponding to	Net	Investment	Ratio (2)	Corresponding to
	Units	Lowest to Highest	Assets	Income	Lowest to	Lowest to Highest
Division	(000’s)	Expense Ratio	(000’s)	Ratio (1)	Highest	Expense Ratio

Templeton Growth Securities Class 2 Division:
2007	138	$19.25	$2,663	1.33%	0.85%	1.48%
2006	160	18.97	3,029	1.28	0.85	20.78
2005	146	15.70	2,287	1.07	0.85	7.90
2004	127	14.55	1,852	1.11	0.85	15.11
2003	94	12.64	1,193	1.48	0.85	31.02

West Coast Equity Division:
2007 (9)	139	10.38 to 10.32	1,433	0.08	0.95 to 1.85	3.48 to 2.86

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized contract expenses of Separate Account B, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	The total return percentages represent the range of total returns available as of the report date and correspond with the expense ratio from lowest to highest.

(5)	Commencement of operations, May 17, 2003.

(6)	Commencement of operations, January 4, 2005.

(7)	Commencement of operations, April 28, 2006.

(8)	Commencement of operations, January 5, 2007.

(9)	Commencement of operations, May 1, 2007.

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)
There are divisions that have unit values and total returns outside of the ranges indicated above. The following is a list of the divisions and corresponding unit values and total returns falling outside the ranges.

	2007	2007
Division	Unit Value	Total Return

AIM V.I. SmallCap Equity Series I Division	$—	(1.43)% and 3.87%
American Century VP Income and Growth Division	11.14	—
Asset Allocation Division	26.65	—
Balanced Division	2.27 and 21.41	—
Bond Division	2.11 and 19.32	—
Capital Value Division	3.51, 28.99, and 42.27	—
Diversified International Division	3.36 and 31.03	—
Equity Growth Division	32.19	2.66 and 2.73
Equity Income I Division	10.38	—
Government and High Quality Bond Division	2.20 and 19.07	—
Growth Division	2.33 and 22.46	—
International Emerging Markets Division	41.62	—
International SmallCap Division	33.26	—
LargeCap Stock Index Division	10.98, 11.37, and 11.55	—
MidCap Division	4.41 and 41.53	—
MidCap Growth Division	13.69 and 15.16	—
MidCap Value Division	16.60 and 24.95	—
Money Market Division	1.62 and 14.28	—
Principal LifeTime Strategic Income Division	12.20	—
Principal LifeTime 2010 Division	12.91	—
Principal LifeTime 2020 Division	13.68	—
Principal LifeTime 2030 Division	13.78	—
Principal LifeTime 2040 Division	14.11	—
Principal LifeTime 2050 Division	14.20	—
Real Estate Securities Division	29.57	—
SAM Balanced Portfolio Division	10.27	—
SAM Conservative Balanced Portfolio Division	10.24	—
SAM Conservative Growth Portfolio Division	10.27	—
SAM Flexible Income Portfolio Division	10.18	—
SAM Strategic Growth Portfolio Division	—	2.54

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2007	2007
Division	Unit Value	Total Return

SmallCap Division	$13.45 and $17.04	—%
SmallCap Growth Division	11.15	—
SmallCap Value Division	23.22	—

	2006	2006
Division	Unit Value	Total Return

American Century VP Income & Growth Division	$11.25	4.83%
Asset Allocation Division	24.14	—
Balanced Division	2.17 and 20.58	—
Bond Division	2.05 and 18.92	0.35
Capital Value Division	3.53, 29.38, and 42.51	4.47
Diversified International Division	2.91 and 27.07	6.56
Equity Growth Division	30.04	—
Government & High Quality Bond Division	2.11 and 18.41	0.29
Growth Division	1.90 and 18.46	—
International Emerging Markets Division	29.66	—
International SmallCap Division	30.83	—
LargeCap Stock Index Division	10.57, 10.90, and 11.09	3.93
MidCap Division	4.05 and 38.42	4.32
MidCap Growth Division	12.51 and 13.80	3.76
MidCap Value Division	16.98 and 25.43	4.92
Money Market Division	1.55 and 13.79	0.60
Principal LifeTime Strategic Income Division	12.10	8.89
Principal LifeTime 2010 Division	12.60	10.91
Principal LifeTime 2020 Division	13.21	13.73
Principal LifeTime 2030 Division	13.17	13.40
Principal LifeTime 2040 Division	13.41	13.70
Principal LifeTime 2050 Division	13.48	14.06
Real Estate Securities Division	36.38	3.71
Short Term Bond Division	—	0.44

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2006	2006
Division	Unit Value	Total Return

SmallCap Division	$13.40 and $16.90	4.60%
SmallCap Growth Division	10.76	3.49
SmallCap Value Division	25.99	4.97

	2005	2005
Division	Unit Value	Total Return

Asset Allocation Division	$21.67	—%
Balanced Division	1.96 and 18.70	—
Bond Division	1.97 and 18.30	2.60
Capital Value Division	2.96, 24.80 and 35.61	3.17 and 2.66
Diversified International Division	2.29 and 21.42	17.96 and 17.37
Equity Growth Division	28.64	11.77 and 12.33
Fidelity VIP Equity – Income Service Class 2 Division	—	4.26 to 3.06
Government & High Quality Bond Division	2.04 and 17.89	1.49
Growth Division	1.74 and 17.01	—
International Emerging Markets Division	21.71	—
International SmallCap Division	23.95	—
LargeCap Blend Division	—	3.69 and 2.82
LargeCap Stock Index Division	9.26 and 9.51	—
LargeCap Value Division	—	2.08 and 4.13
MidCap Division	3.57 and 34.06	8.84
MidCap Growth Division	11.56 and 12.69	—
MidCap Value Division	15.18 and 22.64	—
Money Market Division	1.49 and 13.34	—
Real Estate Securities Division	26.97	19.86 and 20.46
Short Term Bond Division	—	(0.06) and 0.96
SmallCap Division	12.04 and 15.13	—
SmallCap Growth Division	10.00	6.53 and 7.06
SmallCap Value Division	22.18	5.94

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2004	2004
Division	Unit Value	Total Return

Asset Allocation Division	$20.75	—%
Balanced Division	1.85 and 17.73	—
Bond Division	1.94 and 18.08	—
Capital Value Division	2.79, 23.51, and 33.50	—
Diversified International Division	1.86 and 17.52	—
Equity Growth Division	26.96	—
Government & High Quality Bond Division	2.01 and 17.76	—
Growth Division	1.56 and 15.36	—
International Emerging Markets Division	16.37	—
International SmallCap Division	18.78	—
LargeCap Stock Index Division	8.98 and 9.18	—
MidCap Division	3.29 and 31.58	—
MidCap Growth Division	10.29 and 11.26	—
MidCap Value Division	13.90 and 20.66	—
Money Market Division	1.46 and 13.16	—
Real Estate Securities Division	23.57	—
SmallCap Division	11.39 and 14.25	—
SmallCap Growth Division	9.49	—
SmallCap Value Division	21.14	—

Principal Life Insurance Company
Separate Account B
Notes to Financial Statements (continued)
6. Financial Highlights (continued)

	2003	2003
Division	Unit Value	Total Return

Asset Allocation Division	$19.36	—%
Balanced Division	1.69 and 16.31	—
Bond Division	1.85 and 17.44	—
Capital Value Division	2.50, 21.19, and 29.96	—
Equity Growth Division	24.97	—
Government Securities Division	1.95 and 17.36	(0.70)
Growth Division	1.44 and 14.22	—
International Division	1.55 and 14.66	—
International Emerging Markets Division	13.27	—
International SmallCap Division	14.60	—
LargeCap Stock Index Division	8.24 and 8.39	—
MidCap Division	2.81 and 27.16	—
MidCap Growth Division	9.32 and 10.15	—
MidCap Value Division	11.48 and 16.98	—
Real Estate Securities Division	17.74	—
Money Market Division	1.46 and 13.20	—
SmallCap Division	9.63 and 12.00	—
SmallCap Growth Division	8.64	—
SmallCap Value Division	17.39	—

PART C
OTHER INFORMATION
ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements are included in the Registration Statement:
(i)	Part A —

Condensed Financial Information for the three years ended December 31, 2007 and for the period ended December 31, 2004.

(ii)	Part B — (filed herewith)

Principal Life Insurance Company Separate Account B:
– Report of Independent Auditors.

– Statement of Assets and Liabilities, December 31, 2007

– Statement of Operations for the year ended December 31, 2006 Statements of Changes in Net Assets for the years ended December 31, 2007, 2006 and 2005.

– Notes to Financial Statements
Principal Life Insurance Company:
– Report of Independent Auditors.

– Consolidated Statements of Financial Position, December 31, 2007, 2006 and 2005.

– Consolidated Statements of Operations for the years ended December 31, 2007, 2006 and 2005.

– Consolidated Statements of Financial Position, December 31, 2007, 2006 and 2005.

– Consolidated Statements of Stockholder’s Equity for the years ended December 31, 2007, 2006 and 2005.

– Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005.

– Notes to Consolidated Financial Statements.

(iii)	Part C — (filed herewith)

Principal Life Insurance Company
– Report of Independent Auditors on Schedules

– Schedule I — Summary of Investments — Other Than Investments in Related Parties As December 31, 2007

– Schedule III — Supplementary Insurance Information As of December 31, 2007, 2006 and 2005 and for each of the years then ended

– Schedule IV — Reinsurance As of December 31, 2007, 2006 and 2005 and for each of the years then ended
All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.
(b)	Exhibits:
(1)	Resolution of Board of Directors of the Depositor (filed with the Commission on 06/072004)

(3a)	Distribution Agreement (filed with the Commission on 01/04/05)

(3b)	Selling Agreement (filed with the Commission on 06/07/2004)

(4a)	Form of Variable Annuity Contract (filed with the Commission on 06/07/2004)

(4b)	Amendment to Enhanced Death Benefit Rider (filed with the Commission on 04/27/2006)

(4c)	Amendment to Fixed Account Endorsement (filed with the Commission on 04/27/2006)

(4d)	Amendment to Fixed DCA Account Endorsement (filed with the Commission on 04/27/2006)

(4e)	Amendment to GMWB Rider (filed with the Commission on 04/27/2006)

(4f)	Amendment to Contract Data Page (filed with the Commission on 04/27/2006)

(4g)	Amendment to Partial Annuitization Endorsement (filed with the Commission on 04/27/2006)

(4h)	Amendment to Premium Payment Credit Rider (filed with the Commission on 04/27/2006)

(4i)	Form of Specimen Guaranteed Minimum Withdrawal Benefit 2 — Joint Life Rider (filed herewith as Exhibit 99.4I)

(4j)	Form of Specimen Guaranteed Minimum Withdrawal Benefit 2 — Single Life Rider (filed herewith as Exhibit 99.4J)

(5)	Form of Variable Annuity Application (filed with the Commission on 06/07/2004)

(6a)	Articles of Incorporation of the Depositor (filed with the Commission on 06/07/2004)

(6b)	Bylaws of Depositor (filed with the Commission on 06/07/2004)

(8a1)	Participation Agreement with AIM Variable Insurance Funds, as amended (filed herewith)

(8a2)	Distribution Agreement with AIM Variable Insurance Funds (filed herewith)

(8a3)	Rule 22c-2 Agreement with AIM Variable Insurance Funds (filed herewith)

(8a4)	Administrative Services Agreement with AIM Variable Insurance Funds (filed herewith)

(8b1)	Participation Agreement with AllianceBernstein Variable Products Series Fund, as amended (filed herewith)

(8b3)	Administrative Services Agreement with AllianceBernstein Variable Products Series Fund (filed herewith)

(8b4)	Rule 22c-2 Agreement with AllianceBernstein Variable Products Series Fund (filed herewith)

(8c1)	Shareholder Services Agreement with American Century Investment Management, Inc., as amended (filed herewith)

(8c2)	Rule 22c-2 Agreement with American Century Investment Management, Inc. (filed herewith)

(8d1)	Participation Agreement with Dreyfus Investment Portfolios, as amended (filed herewith)

1

(8d2)	Administrative Services Agreement with Dreyfus Investment Portfolios, as amended (filed herewith)

(8d3)	Rule 12b-1 Agreement with Dreyfus Investment Portfolios, as amended (filed herewith)

(8e1)	Amended & Restated Participation Agreement with Fidelity Variable Insurance Products Fund (filed herewith)

(8e2)	Distribution Agreement with Fidelity Variable Insurance Products Fund (filed herewith)

(8e3)	Service Agreement dated 8-2-1999 with Fidelity Variable Insurance Products Fund (filed herewith)

(8e4)	Service Agreement dated 2-29-2000 with Fidelity Variable Insurance Products Fund (filed herewith)

(8e5)	Service Agreement dated 3-26-2002 with Fidelity Variable Insurance Products Fund (filed herewith)

(8e6)	Rule 22c-2 Agreement with Fidelity Variable Insurance Products Fund (filed herewith)

(8f1)	Participation Agreement with Goldman Sachs Variable Insurance Trust (filed herewith)

(8f2)	Administrative Services Agreement with Goldman Sachs Variable Insurance Trust (filed herewith)

(8f3)	Rule 22c-2 Agreement with Goldman Sachs Variable Insurance Trust (filed herewith)

(8g1)	Participation Agreement with Neuberger Berman Advisers Management Trust, as amended (filed herewith)

(8g2)	Distribution & Administrative Services Agreement with Neuberger Berman Advisers Management Trust (filed herewith)

(8g3)	Rule 22c-2 Agreement with Neuberger Berman Advisers Management Trust (filed herewith)

(8h1)	Form of Participation Agreement with Principal Variable Contract Funds, Inc. (filed herewith)

(8h2)	Form of Rule 22c-2 Agreement with Principal Variable Contract Funds, Inc. (filed herewith)

(8i1)	Participation Agreement with T. Rowe Equity Series Inc., as amended (filed herewith)

(8i2)	Rule 12b-1 Agreement with T. Rowe Equity Series Inc. (filed herewith)

(8i3)	Rule 22c-2 Agreement with T. Rowe Equity Series Inc. (filed herewith)

(8i4)	Participation Agreement with T. Rowe Equity Series Inc., as amended (filed herewith)

(9)	Opinion of Counsel (filed with the Commission on 01/04/05)

(10a)	Consent of E&Y LLP (filed herewith)

(10b)	Powers of Attorney (filed with the Commission on 04/30/2007)

(11)	Financial Statement Schedules (filed herewith)

ITEM 25. OFFICERS AND DIRECTORS OF THE DEPOSITOR
Principal Life Insurance Company is managed by a Board of Directors which is elected by its policy owners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:
DIRECTORS:

Name and Principal Business Address	Positions and Offices
Betsy J. Bernard	Director
40 Shalebrook Drive	Chair, Nominating and Governance Committee
Morristown, NJ 07960

Jocelyn Carter-Miller	Director
Tech Edventures	Member, Nominating and Governance Committee
3020 NW 33rd Avenue Lauderdale Lakes, FL 33311

Gary E. Costley	Director
C & G Capital and Management, LLC	Member, Human Resources Committee
257 Barefoot Beach Boulevard, Ste 404 Bonita Springs, FL 34134

Michael T. Dan	Director
The Brink’s Company	Member, Human Resources Committee
1801 Bayberry Court Richmond, VA 23226

C. Daniel Gelatt, Jr.	Director
NMT Corporation	Member, Executive Committee and Human Resources Committee
2004 Kramer Street La Crosse, WI 54603

J. Barry Griswell	Director
The Principal Financial Group	Chairman of the Board and Chair, Executive Committee
Des Moines, IA 50392	Principal Life: Chairman and Chief Executive Officer

Sandra L. Helton	Director
1040 North Lake Shore Drive #26A	Member, Audit Committee
Chicago, IL 60611

William T. Kerr	Director
Meredith Corporation	Member, Executive Committee and Chair, Human Resources Committee
1716 Locust St. Des Moines, IA 50309-3023

2

Name and Principal Business Address	Positions and Offices
Richard L. Keyser	Director
W.W. Grainger, Inc.	Member, Nominating and Governance Committee
100 Grainger Parkway Lake Forest, IL 60045-5201

Arjun K. Mathrani	Director
176 East 71st Street, Apt. 9-F	Member, Audit Committee
New York, NY 10021

Elizabeth E. Tallett	Director
Hunter Partners, LLC	Chair, Audit Committee and Member, Executive Committee
48 Federal Twist Road Stockton, NJ 08559

Therese M. Vaughan	Director
Drake University	Member, Audit Committee
2507 University Avenue Des Moines, Iowa 50311

Larry D. Zimpleman	Director
The Principal Financial Group	Principal Life: President and Chief Operating Officer
Des Moines, IA 50392
EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):

Name and Principal Business Address	Positions and Offices
John Edward Aschenbrenner	President, Insurance and Financial Services

Craig L. Bassett	Vice President and Treasurer

Gregory J. Burrows	Senior Vice President Retirement & Investor Services

Ronald L. Danilson	Senior Vice President Retirement and Investor Services

Greg B. Elming	Senior Vice President and Controller

Ralph Craig Eucher	Senior Vice President Human Resources & Retirement

Nora Mary Everett	Senior Vice President Mutual Funds

Michael Harry Gersie	Executive Vice President and Chief Financial Officer

Thomas John Graf	Senior Vice President Investor Relations

Joyce Nixson Hoffman	Senior Vice President and Corporate Secretary

Daniel Joseph Houston	President Retirement and Investor Services

G. David Shafer	Senior Vice President Health

Ellen Zislin Lamale	Senior Vice President and Chief Actuary

Julia Marie Lawler	Senior Vice President and Chief Investment Officer

James Patrick McCaughan	President, Global Asset Management

Timothy Jon Minard	Senior Vice President Retirement Distribution

Mary Agnes O’Keefe	Senior Vice President and Chief Marketing Officer

Gary Paul Scholten	Senior Vice President and Chief Information Officer

Karen Elizabeth Shaff	Executive Vice President and General Counsel

Norman Raul Sorensen	Executive Vice President International Asset Accumulation

Deanna Dawnette Strable	Senior Vice President Individual Life and Specialty Benefits

3

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
The Registrant is a separate account of Principal Life Insurance Company (the “Depositor”) and is operated as a unit investment trust. Registrant supports benefits payable under Depositor’s variable annuity contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Fund, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type. No person is directly or indirectly controlled by the Registrant.
The Depositor is a wholly owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2007 appears below:
None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of Depositor are being filed with this registration statement.
Principal Life Insurance Company - Organizational Structure

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
PRINCPAL FINANCIAL GROUP, INCΔ	Organization	Immediate Parent
	Delaware
àPrincipal Financial Services, Inc.§Ñ	Iowa	100
àPrincor Financial Services Corporation§Ñ	Iowa	100
àPFG DO Brasil LTDA§Ñ	Brazil	46
àBrasilprev Seguros E Previdencia S.A. §Ñ	Brazil	100
àPrincipal International, Inc. §Ñ	Iowa	100
àPrincipal International (Asia) Limited§Ñ	Hong Kong	100
àPrincipal Global Investors (Asia) Limited§Ñ	Hong Kong	100
àPrincipal Nominee Company (Hong Kong) Limited§Ñ	Hong Kong	100
àPrincipal Asset Management Company (Asia) Limited§Ñ	Hong Kong	100
à Principal Fund Management (Hong Kong) Limited§Ñ	Hong Kong	100
àPrincipal Insurance Company (Hong Kong) Limited§Ñ	Hong Kong	100
àPrincipal Trust Company(Asia) Limited§Ñ	Hong Kong	100
àPrincipal Mexico Compania de Seguros, S.A. de C.V. §Ñ	Mexico	100
àPrincipal Pensiones, S.A. de C.V. §Ñ	Mexico	100
àPrincipal Afore, S.A. de C.V. §Ñ	Mexico	100
àPrincipal Siefore, S.A. de C.V. §Ñ	Mexico	100
àPrincipal Mexico Servicios, S.A. de C.V. §Ñ	Mexico	100
àDistribuidora Principal Mexico, S.A. de C.V. §Ñ	Mexico	100
àPrincipal Fondos de Inversion S.A. De C.V. §Ñ	Mexico	100
àPrincipal Consulting (India) Private Limited§Ñ	India	100
àPrincipal International Mexico Holding, S.A. De C.V. §Ñ	Mexico	100
àPrincipal Mexico Holdings, S.A. De C.V. §Ñ	Mexico	100
àJF Molloy & Associates§Ñ	Indiana	100
àMolloy Medical Management Company, Inc. §Ñ	Indiana	100
àPrincipal Wellness Company§Ñ	Indiana	100
àPrincipal Health Insurance Company§Ñ	Iowa	100
àPrincipal Global Investors Holding Company, Inc. §Ñ	Delaware	100
àPrincipal Global Investors (Ireland) Limited§Ñ	Ireland	100
àPrincipal Global Investors (Europe) Limited§Ñ	United Kingdom	100
àPrincipal Global Investors (Singapore) Limited§Ñ	Singapore	100
àPrincipal Global Investors (Japan) Limited§Ñ	Japan	100
àPrincipal Financial Group (Mauritius) Ltd. §Ñ	Mauritius	100
àPrincipal PNB Asset Management Company Private Limited§Ñ	India	100
àPrincipal Trustee Company Private Limited§Ñ	India	100
àPNB Principal Financial Planners Private Limited§Ñ	India	100
àPNB Principal Insurance Advisory Company Private Limited§Ñ	India	26
àPrincipal PNB Life Insurance Company Limited§Ñ	India	26

4

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
PRINCPAL FINANCIAL GROUP, INCΔ	Organization	Immediate Parent
àPrincipal Life Insurance Company♦Ñ	Iowa	100
àPrincipal Real Estate Fund Investors, LLC§Ñ©	Delaware	100
àPrincipal Global Investors, LLC§Ñ©	Delaware	100
àPrincipal Global Columbus Circle, LLC§Ñ©	Delaware	100
àPost Advisory Group, LLC§Ñ©	Delaware	100
àPrincipal Enterprise Capital, LLC§Ñ©	Delaware	100
àPrincipal Commercial Acceptance, LLC§Ñ©	Delaware	100
àPrincipal Real Estate Investors, LLC§Ñ©	Delaware	100
àPrincipal Commercial Funding, LLC§Ñ©	Delaware	100
àPrincipal Global Investors Trust§Ñ©	Delaware	100
àSpectrum Asset Management, Inc. §Ñ©	Connecticut	100
àCCIP, LLC§Ñ©	Delaware	70
àColumbus Circle Investors§Ñ©	Connecticut	100
àPrincipal Reinsurance Company of Vermont§Ñ©	Vermont	100
àPrincipal Development Investors, LLC§Ñ©	Delaware	100
àPrincipal Holding Company§Ñ©	Iowa	100
àPrincipal Generation Plant, LLC§Ñ©	Delaware	100
àPrincipal Bank§Ñ©	OTS	100
àPetula Associates, Ltd. §Ñ©	Iowa	100
àEquity FC, Ltd. §Ñ©	Iowa	100
àPrincipal Health Care, Inc§Ñ©	Iowa	100
àPrincipal Real Estate Portfolio, Inc. §Ñ©	Delaware	100
àPetula Prolix Development Company§Ñ©	Iowa	100
àPrincipal Dental Services, Inc. §Ñ©	Arizona	100
àEmployers Dental Services, Inc. §Ñ©	Arizona	100
àDelaware Charter Guarantee & Trust Company§Ñ©	Delaware	100
àProfessional Pensions, Inc. §Ñ©	Connecticut	100
àBenefit Fiduciary Corporation§Ñ©	Rhode Island	100
àBoston Insurance Trust, Inc. §Ñ©	Massachusetts	100
àPreferred Product Network, Inc. §Ñ©	Delaware	100
àHealthRisk Resource Group, LLC§Ñ©	Iowa	100
àPrincipal Real Estate Holding Company, LLC§Ñ©	Delaware	100
àPrincipal Financial Services (Australia), Inc. §Ñ	Iowa	100
àPrincipal Global Investors (Australia) Service Company Pty Limited§Ñ	Australia	100
àPrincipal Global Investors (Australia) Limited§Ñ	Australia	100
àPrincipal Real Estate Investors (Australia) Limited§Ñ	Australia	100
àPrincipal Capital Global Investors Limited§Ñ	Australia	100
àPrincipal Financial Group (Australia) Pty Ltd. §Ñ	Australia	100
àPrincipal Investments (Australia) Limited§Ñ	Delaware	100
àPrincipal Australia (Holdings) Pty Limited§Ñ	Australia	100
àCIMB — Principal Asset Management Berhad§Ñ	Malaysia	40
àPrincipal International Holding Company, LLC§Ñ	Delaware	100
àPrincipal Management Corporation§Ñ	Iowa	100
àPrincipal Financial Advisors, Inc. §Ñ	Iowa	100
àPrincipal Shareholder Services, Inc. §Ñ	Washington	100
àEdge Asset Management, Inc. §Ñ	Washington	100
àPrincipal Funds Distributor, Inc. §Ñ	Washington	100
àPrincipal Global Services Private Limited§Ñ	India	100
àCCB Principal Asset Management Company, Ltd. §Ñ	China	25
àPrincipal International de Chile, S.A. §Ñ	Chile	100
àPrincipal Compania de Seguros de Vida Chile S.A. §Ñ	Chile	100
àPrincipal Administradora General De Fondos S.A. §Ñ	Chile	100
àPrincipal Creditos Hipotecarios, S.A. §Ñ	Chile	100
àPrincipal Asset Management S.A. §Ñ	Chile	100
àPrincipal Servicios Corporativos Chile LTDA§Ñ	Chile	100

Δ	Consolidated financial statements are filed with SEC.

5

§	Not required to file financial statements with the SEC.

Ñ	Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.

♦	Separate financial statements are filed with SEC.

©	Included in the financial statements of Principal Life Insurance Company filed with the SEC.
ITEM 27. NUMBER OF CONTRACTOWNERS — AS OF: MARCH 31, 2008

Title of Class	Number of Plan Participants	Number of Contractowners
BFA Variable Annuity Contracts	50	6
Pension Builder Contracts	212	140
Personal Variable Contracts	1,733	28
Premier Variable Contracts	6,029	66
Principal Variable Annuity Contract	47,186	47,186
Freedom Variable Annuity Contract	1,932	1,932
Freedom 2 Variable Annuity Contract	283	283
Investment Plus Variable Annuity Contract	20,961	20,961
ITEM 28. INDEMNIFICATION
Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual’s official capacity, that the individual’s conduct was in the best interests of the corporation or (b) in all other cases, that the individual’s conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation’s articles of incorporation.
Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director’s official capacity.
Registrant’s By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Registrant. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
ITEM 29. PRINCIPAL UNDERWRITERS
(a)	Other Activity

Princor Financial Services Corporation acts as principal underwriter for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust. Princor Financial Services Corporation also acts as principal underwriter for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for Class J shares, Institutional Class shares, Advisors Preferred Class shares, Advisors Select Class shares, Advisors Signature Class shares, Preferred Class shares, and Select Class shares of Principal Investors Fund, Inc.

(b)	Management

(b1) Name and principal business address	(b2) Positions and offices with principal underwriter
Lindsay L. Amadeo	Director - Marketing Communications
The Principal Financial Group Des Moines, IA 50392

John E. Aschenbrenner	Director
The Principal Financial Group Des Moines, IA 50392

6

(b1) Name and principal business address	(b2) Positions and offices with principal underwriter
Deborah J. Barnhart	Director - Distribution (PPN)
The Principal Financial Group Des Moines, IA 50392

Patricia A. Barry	Assistant Corporate Secretary
The Principal Financial Group Des Moines, IA 50392

Craig L. Bassett	Treasurer
The Principal Financial Group Des Moines, IA 50392

Michael J. Beer	President and Director
The Principal Financial Group Des Moines, IA 50392

Lisa Bertholf	Director - Marketing
The Principal Financial Group Des Moines, IA 50392

Tracy W. Bollin	Assistant Controller
The Principal Financial Group Des Moines, IA 50392

David J. Brown	Senior Vice President
The Principal Financial Group Des Moines, IA 50392

Jill R. Brown	Senior Vice President and Chief Financial Officer
The Principal Financial Group Des Moines, IA 50392

Bret J. Bussanmas	Vice President - Distribution
The Principal Financial Group Des Moines, IA 50392

P. Scott Cawley	Product Marketing Officer
The Principal Financial Group Des Moines, IA 50392

Ralph C. Eucher	Director
The Principal Financial Group Des Moines, IA 50392

Stephen G. Gallaher	Assistant General Counsel
The Principal Financial Group Des Moines, IA 50392

Ernest H. Gillum	Vice President
The Principal Financial Group Des Moines, IA 50392

Michael Harkin	Marketing Officer
The Principal Financial Group Des Moines, IA 50392

Robyn Hinders	Director - Mutual Fund Operations
The Principal Financial Group Des Moines, IA 50392

Joyce N. Hoffman Sr.	Vice President and Corporate Secretary
The Principal Financial Group Des Moines, IA 50392

Ann Hudson	Compliance Officer
The Principal Financial Group Des Moines, IA 50392

Patrick A. Kirchner	Counsel
The Principal Financial Group Des Moines, IA 50392

7

(b1) Name and principal business address	(b2) Positions and offices with principal underwriter
Peter R. Kornweiss	Vice President
The Principal Financial Group Des Moines, IA 50392

Julie LeClere	Director - Marketing and Recruiting
The Principal Financial Group Des Moines, IA 50392

Sarah J. Pitts	Counsel
The Principal Financial Group Des Moines, IA 50392

David L. Reichart	Senior Vice President
The Principal Financial Group Des Moines, IA 50392

Martin R. Richardson	Vice President - Broker Dealer Operations
The Principal Financial Group Des Moines, IA 50392

Michael D. Roughton	Senior Vice President and Associate General Counsel
The Principal Financial Group Des Moines, IA 50392

Adam U. Shaikh	Counsel
The Principal Financial Group Des Moines, IA 50392

Norman Sue	Compliance Officer
The Principal Financial Group Des Moines, IA 50392

Traci L. Weldon	Vice President/Chief Compliance Officer
The Principal Financial Group Des Moines, IA 50392

Beth Wilson	Vice President
The Principal Financial Group Des Moines, IA 50392

Larry D. Zimpleman	Chairman of the Board and Director
The Principal Financial Group Des Moines, IA 50392
(c)	Compensation from the Registrant

		(3)
		Compensation on
	(2)	Events Occasioning	(4)
(1)	Net Underwriting	the Deduction of a	Brokerage	(5)
Name of Principal Underwriter	Discounts & Commissions	Deferred Sales Load	Commissions	Compensation

Princor Financial Services Corporation	$30,652,824.68	0	0	0

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents of the Registrant are located at the offices of the Depositor, The Principal Financial Group, Des Moines, Iowa 50392.
ITEM 31. MANAGEMENT SERVICES
N/A
ITEM 32. UNDERTAKINGS
The Registrant undertakes that in restricting cash withdrawals from Tax Sheltered Annuities to prohibit cash withdrawals before the Participant attains age 59 1/2, separates from service, dies, or becomes disabled or in the case of hardship, Registrant acts in reliance

8

of SEC No Action Letter addressed to American Counsel of Life Insurance (available November 28, 1988). Registrant further undertakes that:
1.	Registrant has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in its registration statement, including the prospectus, used in connection with the offer of the contract;
2.	Registrant will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3.	Registrant will instruct sales representatives who solicit Plan Participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential Plan Participants; and
4.	Registrant will obtain from each Plan Participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the Plan Participant’s understanding of (a) the restrictions on redemption imposed by Section 403(b)(11), and (b) the investment alternatives available under the employer’s Section 403(b) arrangement, to which the Plan Participant may elect to transfer his contract value.
FEE REPRESENTATION
Principal Life Insurance Company represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Principal Life Insurance Company Separate Account B, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, and its seal to be hereunto affixed and attested, in the City of Des Moines and State of Iowa, on the 30th day of April, 2008.
PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B
Registrant

By:	/s/ J. Barry Griswell J. Barry Griswell, Chairman and Chief Executive Officer

By:	PRINCIPAL LIFE INSURANCE COMPANY (Depositor)

By	/s/ J. Barry Griswell J. Barry Griswell, Chairman and Chief Executive Officer

Attest:

/s/ Joyce N. Hoffman

Joyce N. Hoffman, Senior Vice President and Corporate Secretary

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ J. B. Griswell J. B. Griswell	President and Chief Executive Officer	04/30/2008

/s/ G. B. Elming G. B. Elming	Senior Vice President and Controller (Principal Accounting Officer)	04/30/2008

/s/ M. H. Gersie M. H.	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	04/30/2008

(B. J. Bernard)* B. J. Bernard	Director	04/30/2008

(J. Carter-Miller)* J. Carter-Miller	Director	04/30/2008

9

Signature	Title	Date
(G. E. Costley)* G. E. Costley	Director	04/30/2008

(M. T. Dan)* M. T. Dan	Director	04/30/2008

(C. D. Gelatt, Jr.)* C. D. Gelatt, Jr.	Director	04/30/2008

(S. L. Helton)* S. L. Helton	Director	04/30/2008

(W. T. Kerr)* W. T. Kerr	Director	04/30/2008

(R. L. Keyser)* R. L. Keyser	Director	04/30/2008

(A. K. Mathrani)* A. K. Mathrani	Director	04/30/2008

(E. E. Tallett)* E. E. Tallett	Director	04/30/2008

(T. M. Vaughan)* T. M. Vaughan	Director	04/30/2008

(L. D. Zimpleman)* L. D. Zimpleman	Director	04/30/2008

*	By /s/ J. Barry Griswell J. Barry Griswell, Chairman and Chief Executive Officer Pursuant to Powers of Attorney Previously Filed or Included

10